UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8104

Touchstone Funds Group Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100, Cincinnati, Ohio			45202
(Address of principal executive offices)			(Zip code)

Jill T. McGruder, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(513) 878-4066

Date of fiscal year end:	09/30

Date of reporting period:	9/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Touchstone Funds Group Trust Annual Report

September 30, 2011

Annual Report

Touchstone Funds Group Trust

Touchstone Capital Appreciation Fund

Touchstone Emerging Markets Equity Fund

Touchstone Emerging Markets Equity Fund II

Touchstone Focused Equity Fund

Touchstone Global Equity Fund

Touchstone Global Real Estate Fund

Touchstone Intermediate Fixed Income Fund

Touchstone International Fixed Income Fund

Touchstone Large Cap Relative Value Fund

Touchstone Market Neutral Equity Fund

Touchstone Merger Arbitrage Fund

Touchstone Mid Cap Fund

Touchstone Mid Cap Value Fund

Touchstone Premium Yield Equity Fund

Touchstone Sands Capital Select Growth Fund

Touchstone Short Duration Fixed Income Fund

Touchstone Small Cap Core Fund

Touchstone Small Cap Value Fund
(formerly Touchstone Small Cap Value Opportunities Fund)

Touchstone Total Return Bond Fund
(formerly Touchstone Core Plus Fixed Income Fund)

Touchstone Ultra Short Duration Fixed Income Fund

Table of Contents

Page
Letter from the President	3-4

Management's Discussion of Fund Performance (Unaudited)	5-59

Tabular Presentation of Portfolios of Investments (Unaudited)	60-64

Statements of Assets and Liabilities	65-74

Statements of Operations	75-82

Statements of Changes in Net Assets	83-93

Financial Highlights	94-130

Notes to Financial Statements	131-162

Portfolios of Investments:

Touchstone Capital Appreciation Fund	163

Touchstone Emerging Markets Equity Fund	164-165

Touchstone Emerging Markets Equity Fund II	166-167

Touchstone Focused Equity Fund	168

Touchstone Global Equity Fund	169-170

Touchstone Global Real Estate Fund	171-172

Touchstone Intermediate Fixed Income Fund	173-176

Touchstone International Fixed Income	177-179

Touchstone Large Cap Relative Value Fund	180

Touchstone Market Neutral Equity Fund	181-186

Touchstone Merger Arbitrage Fund	187-188

Touchstone Mid Cap Fund	189-190

Touchstone Mid Cap Value Fund	191-192

Touchstone Premium Yield Equity Fund	193

Touchstone Sands Capital Select Growth Fund	194

Touchstone Short Duration Fixed Income Fund	195-199

Touchstone Small Cap Core Fund	200

Touchstone Small Cap Value Fund	201-202

Touchstone Total Return Bond Fund	203-206

Touchstone Ultra Short Duration Fixed Income Fund	207-213

Report of Independent Registered Public Accounting Firm	214

Other Items (Unaudited)	215-230

Management of the Trust (Unaudited)	231-233

Privacy Protection Policy	234

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Funds Group Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended September 30, 2011.

The last twelve months have been a challenging environment for the markets. The U.S. equity markets had a positive year, exhibiting slight gains for the year ended September 30, 2011. From an investment style and market capitalization perspective, U.S. growth equities outpaced their value counterparts, with large cap leading the way. The U.S. equity markets outperformed both the developed and emerging international markets for the year. Interest rates remain low, it is recognized that interest rates could stay low for a while longer.

In the third quarter, U.S. and world equity markets suffered their worst losses since the 2008-09 financial crisis, while treasury yields fell to their lowest levels since that period. For many investors, the key issues impacting markets are whether the U.S. economy is headed for a "double dip" recession, what can policymakers do to avert one; and can the financial crisis in Europe be contained.

It is thought that the U.S. economy is not on the brink of recession. The equity market is pricing in a mild recession already but certainly not a severe recession along the lines of 2008-2009. It is generally believed, however, that risks have increased and the outcome will be dictated by policy responses in the U.S. and Europe. The myriad of forces at play, which have been building throughout this year, could reach a climax soon depending on the outcome of U.S. budget deliberations and actions European policymakers take to halt financial contagion.

We are pleased to announce that on August 9th, we launched the Touchstone Merger Arbitrage Fund, sub-advised by Longfellow Investment Management Co. The volatile equity markets and low interest rate environment are particularly well suited to the merger arbitrage strategy. The Fund primarily invests in securities of companies that are involved in publicly announced mergers and other corporate reorganizations. Merger arbitrage is an investment strategy that seeks to capture the "arbitrage spread" represented by the difference between the market price for the securities of the company that is being purchased and the value that is offered for these securities by the acquiring company. This new Fund complements our other alternative investment funds including the Touchstone Market Neutral Equity Fund and the Touchstone Global Real Estate Fund.

In spite of the challenging markets over the last twelve months, a number of the Touchstone Funds generated solid performance and excellent rankings from Lipper Analytical Services. The Touchstone Premium Yield Equity Fund was in the top 3% ranking of performance for the one-year period ended September 30, 2011. The Touchstone High Yield Fund was ranked in the top quintile of performance by Lipper Analytical Services for the one-year and five-year periods ended September 30, 2011. One of our newer funds, the Touchstone Small Cap Core Fund, was in the top quintile ranking of performance for the one-year period ended September 30, 2011. The Touchstone Sands Capital Select Growth Fund continued its excellent performance, finishing in the top 1% ranking of performance by Lipper Analytical Services for the one-year, three-year, and ten-year periods and the top 3% ranking of performance for the five-year period.

Also of note, on April 19th, EARNEST Partners was named the sub-advisor of the Touchstone Total Return Bond Fund, which was formerly known as the Touchstone Core Plus Fixed Income Fund before that date. On July 29th, the existing assets of the EARNEST Partners Fixed Income Trust were merged into the Touchstone Total Return Bond Fund. The Fund invests directly in bonds and seeks to maximize total return by investing in market sectors and securities that are considered undervalued for their risk characteristics.

Letter from the President (Continued)

Touchstone is committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific area of expertise. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder
President
Touchstone Funds Group Trust

Management's Discussion of Fund Performance (Unaudited)

Touchstone Capital Appreciation Fund

Sub-Advised by Farr, Miller & Washington

Investment Philosophy and Process

The Touchstone Capital Appreciation Fund seeks long-term capital appreciation. The Fund invests, under normal market conditions, at least 80 percent of its net assets (including borrowings for investment purposes) in common stocks of large capitalization U.S. companies that are believed to be trading at attractive valuations.

Fund Performance and Market Overview

The total return of the Touchstone Capital Appreciation Fund was -3.17% for the year ended September 30, 2011, which was calculated excluding the maximum sales charge. The total return of the Russell 1000® Growth Index was 3.78% and the S&P 500 Index was 1.14% for the same period.

The Touchstone Capital Appreciation Fund underperformed its benchmarks over the past 12 month period; however, the Fund outperformed both of its benchmarks in 3Q11 during a very weak market. Unfortunately, this outperformance was not enough to offset the underperformance experienced by the Fund during the first three quarters of the period, a period where the market rallied sharply based on the belief that global economies would experience a "V" shaped economic recovery. Needless to say, the Fund's portfolio of large-cap, stable growth companies did not keep up during a rally that generally favored higher beta sectors and stocks. The recent underperformance has left the stocks in the Fund trading at very reasonable valuations, as there continues to be little to no premium being awarded for quality at this point.

Portfolio Review

During the past 12 months, the Fund benefited from its underweight position in the Materials and Industrials sectors. Accenture PLC continued to shine in the Information Technology sector. O'Reilly Automotive Inc. (Consumer Discretionary) continued to perform well as cash-strapped consumers are fixing their old cars as opposed to buying new ones. Colgate-Palmolive Co. (Consumer Discretionary) benefited from the defensive nature of its business while also posting solid emerging market growth, while Monsanto Company's (Materials), company-specific issues continued to improve while the global agricultural markets boomed. Other stock contributors included Johnson & Johnson (Health Care), and Procter & Gamble Co. (Consumer Staples).

For the year, the Fund's performance was hurt primarily by stocks in the Financials sector. The Fund began gradually moving into the highest quality financial stocks with the stocks trading, in many cases, near book value. Clearly this decision was made too early. The largest detractors to performance were Goldman Sachs Group Inc., Lazard Ltd., and JPMorgan Chase & Co. The stocks now trade at substantial discounts to book value based on concerns about the slowing U.S. economy, the European debt crisis, and regulatory concerns. We believe that significant long-term value can be found in these stocks for patient, long-term investors.

Strategy and Outlook

We believe that the Fund continues to be conservatively postured vs. its benchmark, the Russell 1000® Growth Index. Over one-third of the Fund is currently invested in the less economically sensitive Consumer Staples and Health Care sectors. We continue to add to positions in large-cap, blue-chip companies trading at what appear to be very attractive relative valuations. Proceeds for these purchases are generally coming from stocks that have outperformed and are now trading at rich valuations. The market is currently fluctuating based on the latest piece of news out of Europe. Global economic growth is likely to remain muted for many quarters to come. However, high-quality, blue-chip U.S. stocks are trading at what appear to be very reasonable valuations. The Fund remains defensive but appears to offer investors the chance for upside when the economy improves due to the large number of high-quality companies that have been punished in the recent market downdraft. We continue to believe that the Fund is well-positioned for this uncertain environment.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Capital
Appreciation Fund - Class A*, the Russell 1000® Growth Index and the S&P 500 Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Emerging Markets Equity Fund

Sub-Advised by AGF Investments America, Inc.

Investment Philosophy and Process

The Touchstone Emerging Markets Equity Fund seeks capital appreciation by primarily investing in equity securities of companies in emerging markets. It seeks to invest in businesses believed to be mispriced by the market and that are expected to generate positive and sustainable earnings growth.

Fund Performance and Market Overview

The total return of the Touchstone Emerging Markets Equity Fund was -15.45% for the year ended September 30, 2011, which was calculated excluding the maximum sales charge. The total return of the MSCI Emerging Markets Index was -15.89% for the same period.

The escalating sovereign debt crisis in Europe and a deterioration in prospects for global economic growth led to widespread volatility and risk aversion selling among investors during the year. Emerging markets were particularly vulnerable, underperforming developed markets amid near-term growth concerns in major economies like Brazil, China, and India, and political instability in the Middle East. Softening global demand led to price declines in commodities such as copper and crude oil. Gold ascended to a record high in August before retreating slightly as the U.S. dollar recovered.

In Asia, China and India led declines across the region. While China's employment and retail spending levels remained resilient, economic growth concerns prevailed amid further deceleration in construction, manufacturing and industrial production. The People's Bank of China (PBOC) raised interest rates by 25 basis points in July for the third time this year, but is expected to maintain a neutral stance as headline inflation eased in August. South Korea, Indonesia, Malaysia and the Philippines all held interest rates unchanged in September as lower expected exports to Europe and the U.S. could adversely impact domestic growth. Despite an unexpected interest rate hike of 50 basis points in July, India's inflation accelerated to the highest level in more than one year to 9.8 percent on the benchmark wholesale price index, stoking expectations of further tightening, even in the midst of risks to global growth.

Declines in Europe, the Middle East and Africa (EMEA) were most pronounced in Eastern European countries such as Hungary and Poland, while civil uprising in the Middle East contributed to losses in Egypt and Turkey earlier in the year. Turkey was one of the first countries to implement monetary loosening in the face of global uncertainty, with a 50 basis point interest rate cut in August, and a rating upgrade of the country's debt led to relative outperformance in the third quarter. Falling oil prices continued to impact the energy-dominated Russian equity market. South Africa left its benchmark lending rate unchanged at a 30-year low in September as unemployment rose to almost 26 percent during the quarter, mainly from losses in the manufacturing and mining sectors. The country's growth forecast for this year was lowered to 3.2 percent.

Losses in Latin American equity markets were compounded by substantial depreciation of regional currencies relative to the U.S. dollar in September. Downgrades to global growth forecasts continued to have a negative impact on commodity prices. Brazil underperformed on external growth concerns, while the central bank announced a surprise interest rate cut of 50 basis points to offset expected reduction in fiscal spending. The domestic economy showed no signs of weakness as employment conditions and wage growth remained favorable, contributing to robust consumer confidence and strong retail spending. Growth in Mexico is expected to remain positive but below potential due to a possible slowdown in the U.S., while inflation remains benign. Peru outperformed in the third quarter, recovering from losses earlier in the year as political uncertainty eased, and Gross Domestic Product (GDP) growth exceeded estimates by reaching 6.5 percent as of July, resulting in the country's first fiscal surplus in three years.

Management's Discussion of Fund Performance (Continued)

Portfolio Review

The Financials, Materials, and Information Technology sectors represented the most significant contributors to positive relative returns during the year, while the Telecommunication Services sector detracted from performance.

An underweight allocation and positive security selection contributed to relative returns as Financials was one of the worst performing sectors from global growth concerns and potential exposure to European debt. Credicorp Ltd., Peru's largest financial services company and a recent addition to the Fund, contributed despite extreme trading volatility. Hong Kong based First Pacific Co. Ltd., an investment management company and conglomerate with business interests in telecommunications, consumer food products, infrastructure and natural resources, also contributed, as the company provides exposure to growth prospects in the Philippines and Indonesia. Kasikornbank Public Company Ltd., a leading provider of personal and commercial banking services in Thailand, reported a 42 percent increase in second quarter profit from strong loan growth and higher interest margins. No exposure to banks in China such as Bank of China Ltd. and China Construction Bank Corp., and insurance companies China Life Insurance Co. and Ping An Insurance Co. of China Ltd., was also positive for performance. Detractors to performance within the sector were primarily in real estate. Keppel Land Ltd. of Singapore, and Hong Kong companies Wharf Holdings Ltd. and China Overseas Land & Investment Ltd., declined as property transaction volumes continued to weaken due to tight credit restrictions in China and overall uncertainty in domestic growth across Asia.

The Materials sector contributed to performance as gold producers benefitted from a sharp rise in gold prices as risk aversion was heightened among investors. Fresnillo PLC reported record growth in silver production of 7.2 percent and a rise of 20.6 percent in gold output in the second quarter from the start of a new mine in Saucito. Eldorado Gold Corp. reported growth in second-quarter profit from higher gold prices, up to $74.9 million compared to $55.7 million in the second quarter last year, and indicated that the dividend yield would be raised. Other contributors included Yamana Gold Inc., an intermediate gold producer with production and exploration properties throughout Brazil and Argentina, and Chinese fertilizer company China BlueChemical Ltd..

Security selection was the primary driver of return for the Fund in the Information Technology sector, as Fund holdings in Asia, ASM Pacific Technology Ltd. and VTECH Holdings Ltd., outperformed the broader sector. Net profit for ASM during the first quarter surged almost 45 percent compared to the same period last year on higher asset turnover across leading segments, and substantial growth in new order bookings also contributed to record cash on hand. Revenue in the first quarter rose 11.8 percent for VTECH Holdings as the company maintains a leading position as a manufacturer of competitively priced electronic products.

The Telecommunication Services sector outperformed, however, a relative underweight allocation and security selection detracted from the Fund's performance. No exposure to benchmark name China Mobile Ltd. detracted, while political and global macro uncertainty hurt companies in Turkey, such as Turkcell Iletisim Hizmetleri A.S., one of Europe's leading telecom providers. The company continued to record positive net subscriber growth despite a competitive price environment, as EBITDA (earnings before interest, taxes, depreciation and amortization) margin has grown by an annualized 2.1 percent compared to the previous quarter.

From a regional perspective, an overweight allocation to Hong Kong/China, India and Thailand was positive for performance, while underweight South Korea and Taiwan detracted from performance in Asia. Within the EMEA region, an overweight to South Africa and Czech Republic, and no exposure to Russia contributed, while an overweight to Turkey detracted. In Latin America, an overweight to Peru and underweight to Chile and Brazil contributed, while overweight to Mexico detracted.

Management's Discussion of Fund Performance (Continued)

During the recent quarter, positions in Aveng Ltd. of South Africa and Tripod Technology Corp. from Taiwan were added within the Fund. Aveng is a holding company that operates through subsidiaries in the construction and engineering industries, and is active in cement and steel production and property development. The company boasts a very healthy balance sheet, with almost 33 percent of total assets in cash and almost no debt. Despite increasing margin pressure within the industry, the company is an efficient operator that has achieved increases in EBITDA margin while ROIC (return on invested capital) has tripled to 45 percent in the past year. The company also meets our critical CFROI (cash flow return on investment) criteria for inclusion into the Fund, with a consistent CFROI between the 9 to 12 percent range. While the company is poised to benefit from increasing long-term infrastructure spending and rising mining activities in South Africa, its Australian operations appear to be undervalued in the market, thus providing upside potential in the long-term.

Tripod Technology Corp. is a leader in the global Printed Circuit Board (PCB) sector, which provides essential platform components in the electronics industry. Tripod not only offers exposure to growing consumer demand for electronic products as mobile devices evolve, but also possesses the attributes of a highly competitive company through technological advantage, healthy financial position and growth potential. The company maintains an efficient cost structure and is cautious on capital expenditures, and its focus on profitability is demonstrated in its stable and sustainable profit margin and Return on Equity (ROE), even in the face of rising labor and raw material costs. Return on assets (ROA) are also strong as Tripod continues to invest for expansion into China, and with a dominant market share across various segments of the PCB market, the company is well-positioned to benefit from future consolidation within the industry.

Positions in Credicorp Ltd., Mahindra & Mahindra Ltd., and Turkiye Garanti Bankasi A.S. were also added to the Fund. Credicorp, the largest financial services conglomerate in Peru with a dominant position in most segments of the industry, has consistently delivered returns in excess of the company's cost of equity over the past 7 years. It is currently trading at what we believe represents an attractive valuation. Credicorp is strategically and financially well positioned to continue to capitalize on a banking sector that offers one of the highest growth potentials in Latin America, driven by strong expected Gross Domestic Product (GDP) growth and very low banking penetration. Mahindra & Mahindra is the largest manufacturer of utility vehicles and tractors in India, and provides exposure to increasing construction and infrastructure spending. The company is also diversified, with operational exposure in leisure, technology, and financial services. With what we believe to be a strong historical track record of high free cashflow and stable to increasing dividend payout, Mahindra has demonstrated resilience throughout the market cycle and is poised to benefit from potentially rising margins in the rapidly growing agriculture segment. Turkiye Garanti Bankasi is one of the four largest private sector banks in Turkey, a country whose financial system is well-regulated and offers structural growth potential, low credit penetration levels, and historically low interest rates. Garanti has a strong franchise and brand recognition, led by a strong management team, and is a leader in a number of strategies, particularly in low-cost demand deposits. The bank also maintains a healthy capital and liquidity position, which should provide incremental risk-adjusted returns to the Fund.

A position in retailer Woolworths Holdings Ltd. of South Africa was added during the period. The company had a strong track record of maintaining earnings margins of above 8 percent over the last few years and a superior CFROI profile above industry peers, providing support for future growth prospects. Based on positive secular trends in growing middle class incomes and spending in South Africa, and with a management team that demonstrated a focus on economic profits, we were encouraged by the total return growth prospects of this investment which included an attractive dividend yield.

Over the year, we exited positions in Cafe de Coral Holdings Ltd. and Land and Houses Public Company Ltd. Cafe de Coral is a Hong Kong-based operator of fast-food and specialty restaurant chains whose businesses

Management's Discussion of Fund Performance (Continued)

include institutional catering and food manufacturing. Despite growth in same store sales volume and pricing power from relatively stable market share in its existing operations, the company faced increasing margin pressures from rising raw material and labor costs. But, of greater concern was future earnings profitability, as the company focused on expansion plans into China. Prospects for accretive sales and earnings growth were diminished by a slower than expected expansion process into the mainland. The company is thus experiencing a much higher execution risk. This, coupled with higher costs, jeopardizes the ability to earn high returns or the trend of increasing returns as the capital expenditures seem to drag on. With the uncertainty of operating in relatively new and unknown locations for the company, we felt the risks far outweighed any potential returns in the near-term, and therefore decided to pursue other opportunities within the Fund.

The position in Land and Houses PCL of Thailand was sold, amid growing concerns regarding the company's earnings growth prospects this year. Headwinds from rising construction and raw materials costs presented obstacles to the sustainability of profit margins as further operational efficiencies were becoming more difficult to achieve. With general inflationary pressures eroding homebuyer affordability and discretionary incomes, and with mortgage rates set to rise in Thailand, top-line growth is expected to decelerate even as the company shifts its land strategy and development focus to condominiums. A disturbing trend of rising inventory levels and increasing price competition within the industry is expected to adversely affect the company's working capital position and profitability in the near-term. The position in Standard Bank Group Ltd. of South Africa was also sold. While macroeconomic fundamentals remain intact for the company's operating environment, Standard Bank has recently reported declining returns on a consecutive basis. Analysis indicated that it was unlikely that the company would be able to achieve previous levels of earnings growth. With uncertainty surrounding capital allocation and a lack of visibility on future guidance from management, the decision was made to pursue other investment opportunities at this time.

Exposure to Piramal Healthcare Ltd., one of India's largest pharmaceutical and healthcare companies, was decreased. The business model of Piramal fundamentally changed when it sold its largest operating division, representing 49 percent of consolidated sales, to Abbott Laboratories last year. The Healthcare Solutions unit, which sells retail-ready pharmaceuticals and generic medicines in India, Sri Lanka and Nepal, represented Piramal's primary source of growth. With no clear articulation of a growth strategy by management for either the deployment of the sale proceeds or for the remaining business unit, the investment thesis for the company was fundamentally changed.

PT Indofood Sukses Makmur Tbk, a Consumer Staples sector holding from Indonesia, was sold. The position was originally added as a result of a mandatory corporate action announced in June 2010 by First Pacific Company Ltd., one of the Fund's existing holdings. PT Indofood is a spin-off that is now separately listed. Based on the Fund's disciplined investment approach, this security by itself did not meet the criteria for buying and/or holding within the Fund's portfolio. The position in Grupo Televisa S.A., the largest media company in the Spanish-speaking world, was also removed from the Fund's portfolio. The stock had reached full valuation based on in-depth fundamental and discounted cashflow analysis, and there were limited positive catalysts for future upside in the medium term. We became concerned with the company's strategy of deploying cash towards potential investment opportunities, which increased the risk of erosion of internal returns. The company recently announced that it was spending over $1.5 billion for a 50 percent stake in Grupo Iusacell S.A., Mexico's third largest wireless carrier, in order to achieve higher growth beyond its traditional television production and broadcasting businesses. But following direct communication with the management team on several occasions, it was concluded that their knowledge of the cellular business was limited and the addition of such a new business would lower future returns on capital employed. Aside from on-going regulatory pricing disputes facing the company, there was insufficient justification to continue to hold the position based on expected future cashflow returns, its potential growth rate, and compared to relative opportunities within the sector.

Management's Discussion of Fund Performance (Continued)

The position in Shangri-La Asia Ltd. was also sold, as the leading luxury hotel property owner and manager in Asia was considered a restructuring story and we were interested in the ability of management to generate high returns based on the development of an asset-light model. However, the implementation of this model over the past 12-18 months has been slow. The company has also been heavily involved in an aggressive expansion program, which places a burden on the company's balance sheet; we expect this to be a drag on returns over the next couple of years. At the macro level, occupancy rates have recovered slowly across the Asian region post the 2008-2009 recession but we believe that Shangri-La in particular has lost its competitive positioning in terms of developing this asset-light model faster than its peers and ultimately achieving higher returns. Following several meetings with management during 2010, we ultimately did not feel confident that the company would be able to achieve economic profits over the three- to five-year investment horizon.

During the year, the Fund remained overweight the Consumer Discretionary, Consumer Staples and Materials sectors, and underweight the Financials, Information Technology and Energy sectors.

Strategy and Outlook

Severe risk aversion and heightened volatility in global equity markets appear to be sentiment-driven rather than based on fundamentals. Fears of a global recession now appear to be unwarranted, although current leading indicators point to an inevitable moderation in growth rates for most Emerging Markets (EM) countries. As inflationary pressures continue to subside, we expect further easing if not outright reversal in tightening measures, and authorities continue to demonstrate a willingness to adopt a more proactive stance to supporting long-term growth.

As developed markets continue to struggle to achieve growth under restrictive austerity measures and rising debt burdens, Emerging Markets continue to exhibit strong domestic economic fundamentals and healthy government and corporate balance sheets that should help to offset any potential external weakness. For long-term investors, we believe that the recent correction in valuations represents a compelling opportunity to take advantage of mispricing to invest in sound businesses with what we believe to be strong, sustainable earnings growth.

Based on individual stock selection, we adhere to the Fund's disciplined investment process that includes controlling risk at the company and Fund levels, particularly in challenging market environments. We remain focused on finding what are believed to be attractively valued long-term investment opportunities by selecting companies that have a track record of generating positive and sustainable economic profits, thus seeking to provide investors with consistent long-term risk-adjusted returns.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Emerging
Markets Equity Fund - Class A* and the MSCI Emerging Markets Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Emerging Markets Equity Fund II

Sub-Advised by AGF Investments America, Inc.

Investment Philosophy and Process

The Fund seeks capital appreciation by primarily investing in equity securities of companies in emerging markets. It invests primarily in medium to large capitalization companies in seeking to achieve its investment goal.

Fund Performance and Market Overview

The total return of the Touchstone Emerging Markets Equity Fund II was -20.50% since its inception on April 18, 2011, to the period ended September 30, 2011, which was calculated excluding the maximum sales charge. The total return of the MSCI Emerging Markets Index was -24.07% for the same period.

The escalating sovereign debt crisis in Europe and a deterioration in prospects for global economic growth led to widespread volatility and risk aversion selling among investors. Emerging markets underperformed developed markets amid near-term growth concerns and softening demand for commodities such as copper and crude oil. Gold ascended to a record high in August before retreating slightly as the U.S. dollar recovered.

Portfolio Review

Since inception of the Touchstone Emerging Markets Fund II, it outperformed its benchmark. The Materials, Financials and Energy sectors represented the most significant contributors to positive relative returns during the period. Materials was the top contributing sector to relative return in the Fund as gold producers benefitted from a sharp rise in gold prices during the period as risk aversion was heightened among investors. Randgold Resources Ltd. announced that its Tongon mine in the Ivory Coast will reach a target output of 272,000 ounces of gold this year and will maintain that level for at least nine years. Eldorado Gold Corp. reported growth in second-quarter profit from higher gold prices, up to $74.9 million compared to $55.7 million in the second quarter last year, and indicated that the dividend yield would be raised. Another contributor was Yamana Gold Inc., an intermediate gold producer with production and exploration properties throughout Brazil and Argentina. Compania de Minas Buenaventura S.A., Peru's largest precious-metals miner, approved a U.S. $4.8 billion gold and copper project in northern Peru after the newly elected president Ollanta Humala pledged to respect contracts and lure more mining investment. This followed earlier comments that mining royalties would be raised to tighten state control over natural resources as a new mining tax was approved in September. Fresnillo PLC, which reported record growth in silver production of 7.2 percent and a rise of 20.6 percent in gold output in the second quarter from the start of a new mine in Saucito, also contributed to performance.

In the Financials sector, Credicorp Ltd., Peru's largest financial services company and a recent addition to the Fund, contributed despite extreme trading volatility during the period as the broader equity market recovered from declining political uncertainty and strong domestic growth. Hong Kong based First Pacific Co. Ltd., an investment management company and conglomerate with business interests in telecommunications, consumer food products, infrastructure and natural resources, also contributed to performance, as the company provides exposure to growth prospects in the Philippines and Indonesia. Kasikornbank Public Company Ltd., a leading provider of personal and commercial banking services in Thailand, reported a 42 percent increase in second quarter profit from strong loan growth and higher interest margins. Detractors to performance within the sector were primarily in real estate. Keppel Land Ltd. of Singapore, and Hong Kong companies Wharf Holdings Ltd. and China Overseas Land & Investment Ltd. declined as property transaction volumes continued to weaken due to tight credit restrictions in China and overall uncertainty in domestic growth across Asia.

Energy was among the worst performing sectors as oil prices continued to weaken and investors reduced exposure to cyclical investments. A relative underweight allocation in the Fund was positive, and no exposure

Management's Discussion of Fund Performance (Continued)

to Russian energy company Gazprom also contributed. Performance detractors within the sector included Tenaris S.A., the world's largest producer of seamless steel tubes used in the petroleum and mechanical industries, and Thai Oil PCL, as crude oil prices retreated from slower expected global growth.

From a regional perspective, an overweight allocation to Hong Kong/China and India, and underweight to South Korea and Taiwan were positive, while an overweight to Singapore and Thailand detracted in Asia. Within the Europe, Middle East and Africa (EMEA) region, an overweight to South Africa and no exposure to Russia contributed to performance, while an overweight to the Czech Republic was negative for performance. In Latin America, an overweight to Peru and underweight to Brazil contributed, while an overweight to Mexico detracted.

During the period, we added positions in Credicorp Ltd., Mahindra & Mahindra Ltd., Turkiye Garanti Bankasi A.S. and Aveng Ltd. to the Fund's portfolio. Credicorp Ltd., the largest financial services conglomerate in Peru with a dominant position in most segments of the industry, has consistently delivered returns in excess of the company's cost of equity over the past seven years. Currently trading at what we believe represents an attractive valuation, Credicorp is strategically and financially well positioned to continue to capitalize on a banking sector that offers one of the highest growth potentials in Latin America, driven by strong expected Gross Domestic Product (GDP) growth and very low banking penetration. Mahindra & Mahindra Ltd. is the largest manufacturer of utility vehicles and tractors in India, and provides exposure to increasing construction and infrastructure spending. The company is also diversified, with operational exposure in leisure, technology, and financial services. With a strong historical track record of high, free cashflow and stable to increasing dividend payout, Mahindra has demonstrated resilience throughout the market cycle and is poised to benefit from potentially rising margins in the rapidly growing agriculture segment. Turkiye Garanti Bankasi A.S. is one of the four largest private sector banks in Turkey, a country whose financial system is well-regulated and offers structural growth potential, low credit penetration levels and historically low interest rates. Turkiye Garanti has a strong franchise and brand recognition, led by a strong management team, and is a leader in a number of strategies, particularly in low-cost demand deposits. The bank also maintains a healthy capital and liquidity position, which should provide incremental risk-adjusted returns to the Fund.

Aveng Ltd. is a holding company that operates through subsidiaries in the construction and engineering industries, and is active in cement and steel production and property development. The company boasts a very healthy balance sheet, with almost 33 percent of total assets in cash and almost no debt. Despite increasing margin pressure within the industry, the company is an efficient operator that has achieved increases in EBITDA (earnings before interest, taxes, depreciation and amortization) margin while ROIC (return on invested capital) has tripled to 45 percent in the past year. The company also meets our critical CFROI (cash flow return on investment) criteria for inclusion into the Fund, with a consistent CFROI between a 9 to 12 percent range. While the company is poised to benefit from increasing long-term infrastructure spending and rising mining activities in South Africa, its Australian operations appear to be undervalued in the market, thus should provide upside potential in the long term. The position in Standard Bank Group Ltd. of South Africa was removed during the period. While macroeconomic fundamentals remain intact for the company's operating environment, Standard Bank has recently reported declining returns on a consecutive basis. Analysis indicated that it was unlikely that the company would be able to achieve previous levels of earnings growth. With uncertainty surrounding capital allocation and a lack of visibility on future guidance from management, the decision was made to pursue other investment opportunities at this time. At the end of the period, the Fund remained overweight in the Materials, Consumer Discretionary and Consumer Staples sectors, and underweight in the Information Technology, Industrials and Financials sectors.

Strategy and Outlook

Severe risk aversion and heightened volatility in global equity markets appear to be sentiment-driven rather than based on fundamentals. Fears of a global recession now appear to be unwarranted, although current leading

Management's Discussion of Fund Performance (Continued)

indicators point to an inevitable moderation in growth rates for most emerging market countries. As inflationary pressures continue to subside, we expect further easing if not outright reversal in tightening measures, and authorities continue to demonstrate a willingness to adopt a more proactive stance to supporting long-term growth.

As developed markets continue to struggle to achieve growth under restrictive austerity measures and rising debt burdens, emerging markets continue to exhibit strong domestic economic fundamentals and healthy government and corporate balance sheets that should help to offset any potential external weakness. For long-term investors, the recent correction in valuations could represent a compelling opportunity to take advantage of mispricing to invest in sound businesses with what we believe to be strong sustainable earnings growth.

Based on individual stock selection, we adhere to the Fund's disciplined investment process that includes controlling risk at the company and Fund levels, particularly in challenging market environments. We remain focused on finding what are believed to be attractively valued, long-term investment opportunities by selecting companies that have a track record of generating positive and sustainable economic profits, thus seeking to provide investors with what we feel are consistent long-term risk-adjusted returns.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Emerging
Markets Equity Fund II - Class A* and the MSCI Emerging Markets Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on April 18, 2011.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Focused Equity Fund

Sub-Advised by Fort Washington Investment Advisors Inc.

Investment Philosophy and Process

The Touchstone Focused Equity Fund seeks capital appreciation by investing in equity securities of companies of any size.

Fund Performance and Market Overview

The total return of the Touchstone Focused Equity Fund was -11.95% for the twelve month period ended September 30, 2011, which was calculated excluding the maximum sales charge. The total return of the Russell 3000® Index was 0.55% for the same period. The Touchstone Focused Equity Fund underperformed its benchmark.

The Touchstone Focused Equity Fund experienced an extremely difficult final two quarters of the fiscal year ended September 30, 2011. We believe this underperformance is temporary, as the market is presently trading more on irrational emotion than fundamentals. We have multiple observations that lead us to this conclusion and believe the Touchstone Focused Equity Fund is well positioned for the long term.

Equity investors dealt with an extremely volatile and tumultuous market during the second and third quarters of 2011. Heightened fears of sovereign debt issues in Europe coupled with the message from the Federal Reserve in the U.S. that we should expect slow growth for several years shook the foundation of equity markets globally. With the positive effects of "QE2" (Quantitative Easing 2) eroding throughout 2011, the equity markets have shifted their focus in favor of companies that are large cap, pay a high dividend and have very stable and predictable business models.

Portfolio Review

Within the Fund, holdings in the Health Care, Industrials, Consumer Discretionary, and Telecommunication Services sectors outperformed their sector peers. The companies that created the most value during the year were Time Warner Cable Inc. (Consumer Discretionary sector), Arrow Electronics Inc. (Information Technology sector), Fidelity National Financial Inc. (Financials sector), RailAmerica Inc. (Industrials sector), Hess Corp. (Energy sector), Kddi Corp. (Telecommunication Services sector), and UnitedHealth Group Inc. (Health Care sector). The majority of the underperformance occurred in the Financials, Information Technology, Energy and Materials sectors. Top detractors included Bank of America Corp. (Financials sector), Nokia Corp. (Information Technology sector), and Hewlett-Packard Co. (Information Technology sector). Other companies detracting from performance included Cemex S.A.B. de C.V. (Materials sector), Goldman Sachs Group Inc. (Financials sector), Encana Corp. (Energy sector), and Allstate Corp. (Financials sector).

Throughout the course of the last 12 months, the Fund shifted its overweight from larger companies to small and mid-sized businesses (market capitalization levels below $10 billion). This allocation decision detracted from performance. However, we continue to find significant value in small and mid-sized companies and as a result that segment currently comprises nearly 50% of the Fund.

While we remain strong believers in our process, we have made several structural changes to how the Fund is positioned. Since September of last year, we have made significant additions to our weights in the Financial and Industrials sectors. The Fund is also currently overweight to the Information Technology and Telecommunication Services sectors. The sectors with the largest reductions in weight were Health Care, Consumer Staples, and Consumer Discretionary. The Fund remains significantly underweighted in the Consumer Staples, Health Care, and Utilities sectors. Each change was made in an effort to improve the risk/reward profile of the Fund.

Management's Discussion of Fund Performance (Continued)

The last two quarters have been difficult from a performance standpoint, but we believe in our work and we also believe the overall current value of the Fund's portfolio positions is attractive. Owing to the nature of the markets at the present time and some acute challenges we have had in a few positions, we believe this temporary setback in performance will be offset as the markets return to more of a fundamental view. Our view is long term, focused on getting the "what" right but recognizing the "when" may not necessarily work in our favor each 12 week period. With this perspective, we can focus on a consistent application of the investment process.

There are many signals that point to an irrational market. This period requires patience. Decisions based on short-term market movements can compound issues in the long term. For example, right now the market is giving credit to International Business Machines Corporation (IBM) for maintaining its returns on capital at the current state or higher for the next 20 years. Twenty years is the same length that investors give Procter & Gamble Company credit in terms of maintaining its overall returns on capital. We find this surprising since the rate of change in the Information Technology sector is vastly different from the household product business. We believe investors are so nervous about the state of Europe, China or the U.S. that they are seeking comfort right now regardless of valuation. We observe the same behavior in many "safe" stocks right now. Such mispricings cannot be sustained into perpetuity.

Strategy and Outlook

All this said, we are concerned about Europe, China and the United States. Europe (excluding the Financials sector) is within 15% of replacement cost. Europe has historically generated returns in excess of the cost of capital, and so these valuation levels give us some comfort that investors have priced in the troubles to a large degree. The only question at replacement cost is if Europe is the next Japan. We don't think so. Japan has a structural demand problem which is not the case in Europe. Europe lacks a proper institutional structure. In our view, the European situation is a fixable problem. Japan is dealing with a balance sheet recession which is tough to get out of versus Europe is dealing with a question of political will. Therefore, we assume for Europe that politicians will do the right thing in addressing structural and confidence issues in that economic region. Based on this, combined with our analysis at the company level, we started a new position in a European telecom services company, France Telecom.

With the U.S., a "double dip" is not our base case mainly because bank credit conditions (excluding mortgages) are not tightening, inventory levels are low in corporate America, and there is no significant imbalance in autos and housing. The market, in our view, is pricing in a low growth environment which is our base case scenario. This is what we have positioned the Fund's portfolio for in the future. Also, we believe the fiscal situation is fixable if our leaders focus on reducing entitlements — not on cutting items such as defense (excluding the supplemental) — and increase the amount of capital going to Research & Development, infrastructure and education. The next important data point on this front is with the "super committee's" (Joint Congressional Select Committee on Deficit Reduction) decision due by late November.

With regard to China, we are concerned as it appears to us that China has overinvested in fixed assets and now needs to make the hand-off to the consumption side in order to maintain a healthy growth rate for the economy. What makes us nervous is China has invested more as a percentage of Gross Domestic Product (GDP) in fixed assets than Japan, Taiwan and Korea in their economic booms, and Taiwan was the only one that successfully made the hand-off to the consumption side in a smooth fashion. What is notable about Taiwan is that they had the weakest fixed asset boom among all of these countries mentioned. Also, we are concerned whether investors properly understand the urbanization trend which is a big part of the bull case for China. For now, we are avoiding metal and mining companies along with many industrial businesses that obtain a significant portion of their growth rate from China until we can dismiss our initial theories on this "investor-loved" part of the world.

Management's Discussion of Fund Performance (Continued)

In closing, investors may stay irrational for some time and therefore continue to price high dividend paying names along with the IBMs and Exxons of the world at full value. Bottom line, we are continuing to search for attractively valued businesses and therefore not just buying a name regardless of valuation because we believe it perceptively has less risk in the short term. Additionally, we have increased our cash position (as of early October) in order to be prepared for any negative impact from the "super committee" outcome, a Greek default or weakness from China.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Focused
Equity Fund - Class A* and the Russell 3000® Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on December 31, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Global Equity Fund

Sub-Advised by Bedlam Asset Management PLC

Investment Philosophy and Process

The Touchstone Global Equity Fund seeks capital appreciation by primarily investing in U.S. and foreign equity securities including those of emerging market countries without regard to market capitalizations.

Performance and Market Overview

The total return of the Touchstone Global Equity Fund was -5.87% for the year ended September 30, 2011, which was calculated excluding the maximum sales charge. The total return of the MSCI All Country World Index was -5.54% for the same period.

The year fell neatly into two halves; in the first half, the Fund lagged the Index. This was due to being light in overvalued, momentum-driven, cyclical stocks, and to the weighting in Japan and nuclear plays when the Japanese tsunami hit in March. Since that time, the Fund has outperformed its benchmark, helped by the underweight position in Financials and the overweight positions in the defensive sectors of Consumer Staples, Health Care and Telecommunication Services.

While losses in value are never satisfactory, the Fund's bias towards reasonably-priced growth has provided downside protection in the latter part of the year. Markets weakened dramatically in the three months up to September as the political paralysis in Europe highlighted the difficulties — and costs — arising from the need to recapitalize most of Europe's banks in the wake of the sovereign debt crisis that has gripped the eurozone. To put this cost into context, banks in the region have $2.1 trillion exposed to the PIIGS (Portugal, Italy, Ireland, Greece, Spain), equivalent to some 73 percent of their equity, while the exposure of the UK, Swiss and U.S. banks amounts to almost half of their equity capital. The cost of covering this exposure and the PIIGS' debt due to be refinanced in 2012 could amount to more than $1 trillion. The Fund has only 3 percent invested in companies in the Financials sector — and no exposure to banks in the western world. Just 8 percent of holdings are domiciled in the eurozone. All companies held in the region are exporters who will benefit from the inevitable weakening of the currency.

Portfolio Review

By sector, the main contribution to return was generated by Materials. In the first half of the year agricultural chemicals were particularly strong. Poor weather conditions led to expectations of reduced yields and higher grain prices. U.S.-listed fertilizer company CF Industries Holdings Ltd. was the strongest performer, as low U.S. gas prices boosted margins. Crop protection and seed companies Syngenta AG and Monsanto Co. also rose strongly on the bullish outlook. Monsanto was sold early in the period on valuation grounds. Other positions were trimmed in late June, when several stocks in the sector had reached new highs. Precious metals miners account for the other holdings in the sector. Vast amounts of money are required to protect Europe's banks from sovereign distress, while it is increasingly likely that the U.S. Federal Reserve will embark on more quantitative easing before calendar year-end. With the world's policy makers as far as ever from fiscal and monetary discipline, the rise in bullion prices is understandable and likely to continue. The Fund's holdings in the sector — particularly Yamana Gold Inc. and Fresnillo PLC — have been significant contributors to performance.

Holdings in the Fund's Health Care sector continued to rise in value. The deleterious effects of patent expiration (mainly in the U.S.) and price pressure (mainly in Europe) are more than discounted in share prices. Meanwhile, drug pipelines are improving and managements are getting to grips with their often bloated costs. Stand-out Fund performers where Bristol-Myers Squibb Co. and Bayer AG, on positive expectations for their stroke prevention drugs Eliquis and Xarelto. Bayer was sold at target price. Unlike other holdings in

Management's Discussion of Fund Performance (Continued)

the sector, it also has chemical interests which are at risk of disappointing as the economy turns down. The Telecommunication Services sector's contribution was driven by demand for smartphones and data services. Hutchison Telecommunications Hong Kong Holdings Ltd. in Hong Kong and Bezeq Group in Israel were the main beneficiaries. Both companies operate in small economies with technologically savvy consumers and limited regulation. Increased regulatory pressure and risks of contagion from the unrest among Israel's neighbors led to the sale of Bezeq in the first half of the year.

The Fund's Energy sector holdings were the main detractors from performance. Most weakened in the summer months as fears of another economic contraction pushed down oil and gas prices. The majority of the Fund's positions are exposed to gas. Despite the sell-off, long term fundamentals remain positive. With much of the world now rejecting nuclear power in the wake of Japan's disaster in March, gas remains the only clean source of base-load power generation. The only pure oil play held is Cairn Energy PLC. Poor exploration results and delays to the divestment of the group's Indian subsidiary have depressed the stock for much of the year. Shareholders will receive most of the proceeds of the sale, while the current price assumes no exploration success. The main stock-specific disappointment came from brewer Carlsberg A.S. Regulatory changes in Russia and pressures on the Russian consumer has depressed the stock price. While Russia accounts for a significant portion of group sales, restructuring in Western Europe should provide a bigger uplift to profits in the longer term.

Strategy and Outlook

In tandem with a likely announcement on bank recapitalization in the eurozone, a further expansion of the Federal Reserve's (the Fed) balance sheet can be expected before the end of this year. In the absence of increased buying by the Fed of U.S. Treasuries, private U.S. savings are facing a huge crowding by the public sector. This is a major headwind for U.S. credit growth and, by definition, employment. Although the holdings of U.S. Treasuries by central banks has remained at a steady 48 percent between the second quarter of 2009 and first quarter of 2011, this hides the fact that holdings by foreign central banks actually fell from 39 percent to 34 percent. If foreign central banks continue their buyers' strike, we expect the Fed to step up to the plate and announce Quantitative Easing 3 (QE3), thereby alleviating the crowding out of the private sector by an ever-larger government. These developments will add further support to the gold price. Despite bullion's 16 percent tumble in the quarter to September, the price is still 7 percent above its end-June level, versus a 14 percent fall in the S&P 500.

A significant anomaly generated by the combination of the Fed's "Operation Twist" and the looming slowdown, is that the real yield on the 30-year U.S. Government bond is now negative, at -1 percent. This has only happened twice before, most recently briefly in 2008, and previously in the late 1970s when a period of high inflation pushed it to -4 percent. Over the next twelve months the real yield may well fall even lower. However, at these levels, investing in government bonds would likely cause a loss of money over the next five years. It also highlights the frantic search by investors for income. In a low growth environment, it is sensible to assume that an increasing portion of investor returns will be achieved through dividends.

The wild gyrations across equity markets are already generating many disconnects between falling equity prices and improving company fundamentals. One example is in the global liquefied natural gas (LNG) market. Despite sharp drops in the share prices of many gas producers, Asian demand remains stronger than ever as the shift away from nuclear accelerates. The Asian gas price has risen by almost 30 percent since June and has doubled from its level before the Japanese earthquake. It is now at parity with the oil price versus a typical 20 percent discount. LNG demand has ramped up as the nuclear build-out continues to be scaled back, most notably by both Japan and Korea. Thus, despite a stagnant economy, Japanese demand is likely to grow. In addition China, Taiwan, Singapore and India have continued to be significant purchasers, pushing the growth in LNG demand to 4-5 percent. The Fund retains its 11 percent weighting to Energy, of which 9 percent is in gas exploration and production (E&P) companies.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Global
Equity Fund - Class A* and the MSCI All Country World Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Global Real Estate Fund

Sub-Advised by Cornerstone Real Estate Advisers LLC

Investment Philosophy and Process

The Touchstone Global Real Estate Fund seeks capital appreciation by primarily investing in common stocks and other equity securities of U.S. and foreign real estate companies. Fund management utilizes a core research approach that combines top-down macroeconomic, capital and property market analysis with bottom-up understanding of local real estate and operational capacity to evaluate both property sectors and individual companies.

Fund Performance and Market Overview

The Touchstone Global Real Estate Fund underperformed its benchmark, the FTSE EPRA/NAREIT Developed Total Return Index, during the trailing twelve month period ended September 30, 2011. The Fund returned -7.47% (excluding the maximum sales charge) versus -6.88% for the benchmark.

Global equity markets experienced an emphatic reversal and moved downward starting in August, which resulted in a very difficult third quarter that erased gains achieved in the previous three quarters. Most major global equity indices ended in negative territory for the 12-month period. This reversal and downward move coincided with the debt ceiling overhang and credit downgrade in the U.S. and the continued problems with European sovereign debt. Moreover, as economic data grew progressively weaker throughout the quarter, investors began to consider greater odds of a recession in 2012 placing future earnings growth in question.

Despite the generally favorable real estate fundamentals throughout the world, global real estate securities were not immune to the selling pressure. Contagion fears of Europe's sovereign debt crisis into the banking sector reminded many investors of the global financial crisis in 2008, which resulted in an exit out of equities in general, and particularly the financial sector including real estate. As a result, global real estate securities underperformed other major global equity indices for the trailing 12-month period ended September 30, 2011.

Portfolio Review

Within the Index, North America was the strongest region supported by Canada, which was one of the top performing countries in the Index. The U.S. was one of the few other countries to post a positive return. Europe and Asia both underperformed the Index. Within Europe, Switzerland was by far the best performing country, followed by the United Kingdom. In Asia, Japan was the only country to record a positive return and was driven by currency appreciation. Hong Kong and Singapore both have had a difficult trailing year.

The sharp correction in global real estate securities valuations has resulted in the stocks looking more attractive relative to underlying fundamentals. Although we have modestly reduced our rent growth assumptions in most markets due to a weaker global economic outlook, fundamentals for commercial real estate remain relatively strong, with no new supply and modest demand growth, allowing most real estate companies to maintain and increase earnings and dividends over the next few years. In most markets, market rental levels and real estate values are at appropriate levels following downward adjustments over the past few years. Finally, unlike the global financial crisis of 2008, real estate companies globally have lower financial leverage and have fewer near term debt maturities. Accordingly, we believe the current environment represents an attractive entry point for investors with a longer-term view.

The Fund benefited from strong stock selection during the year particularly in the U.S., Hong Kong, and Singapore. The biggest contributors to performance in the U.S. were General Growth Properties, Inc., Simon Property Group, Inc., Camden Property Trust, and Post Properties, Inc. The Fund had held an effective

Management's Discussion of Fund Performance (Continued)

underweight position in General Growth Properties in the first half of 2011. The company's valuation did not adequately reflect the challenges facing an unproven CEO coming out of bankruptcy protection. We increased the Fund's position in the stock following a large implied cap rate spread relative to its peers. These timely position changes worked to our advantage throughout the year. Simon Property Group enjoys not only a high quality regional mall portfolio but it maintains a large outlet component that is currently the most preferred retail distribution channel. Additionally, Simon Property Group has a very strong balance sheet and a management team with a stellar reputation that has an uncanny ability to manage investors. As a result, we held a relatively large overweight position in Simon Property Group throughout 2011, which contributed positively to performance. As for Camden Property Trust and Post Properties, we believed that Apartment rents in the U.S. would experience rapid growth in late 2010 and throughout 2011 due to favorable demographics, a shift in consumer sentiment toward renting versus owning, a stabilizing employment market and no new supply coming on line until 2012 at the earliest. What's more, our research indicated that lower-barrier to entry Sunbelt markets would experience similar growth patterns to those expected in coastal markets. As such, we expected the valuation gap between Sunbelt Apartment REITs, Camden Property Trust and Post Properties, to close relative to their coastal peers as investors sought additional exposure to the favorable multifamily fundamentals. As this trend started to gain traction throughout the year the Apartment sector was able to outperform the broader Real Estate Investment Trust (REIT) universe by a wide margin led by the less expensive Sunbelt names we owned.

In Hong Kong, Hysan Development Co. Ltd. and Sino Land Co. Ltd. were the largest contributors to performance. Due to concerns about the residential market, we opted to hold an overweight position in commercially focused companies such as Hysan, while maintain an underweight position in some of the more volatile residential focused companies such as Sino Land. This strategy drove outperformance. Hysan is a Hong Kong office and retail landlord with a concentrated portfolio in Causeway Bay, one of Hong Kong's premier retail districts. Due to strong retail sales in Hong Kong driven by China tourism, Hysan's portfolio is doing well. The company is also in the process of revitalizing its portfolio with a new project completion expected next year. The stock performed very well over the last couple years and we have since sold the stock as its valuation became expensive relative to alternatives.

In Singapore, Allgreen Properties Ltd. and Fortune REIT were the notable contributors to performance. We held Allgreen, a smaller residential company, for quite some time due to its attractive valuations. Part of the reason for the valuation discount was due to management's slow speed in project launches. We expected the discount to narrow as the company began to execute. During the year, the major shareholder of the company recognized the imbedded value and made an offer to privatize the company with a bid at a 40% premium, which contributed positively to our performance. The Fund's overweight in Fortune REIT and its stable performance also contributed positively to the Fund's performance. Fortune is a Hong Kong retail focused and Hong Kong/Singapore dual-listed REIT. The good results in Hong Kong retail sales ensured solid performance from retail focused landlords.

Some of the detractors to performance during the year were portfolio positions in China, Japan, and the Netherlands. During the year, the Fund maintained a position in China favoring commercial real estate and firms which had strong central government support. Our investment in China was based on the fact that the Chinese economy has been strong and stocks' valuations are attractive. Moreover, the Chinese growth story is a multi-decade urbanization story which has long-term fundamental implications. However, despite the long-term trend, there are near-term cycles. Fast rising residential prices prompted government measures to cool down the market. These property market specific measures, coupled with banks' tightening of liquidity, weighed down market sentiment. We had expected our exposure to commercial real estate and national firms would outperform on a relative basis, it did not. This was reflected in both Hong Kong Land Holdings Ltd. and China Overseas Land & Investment Ltd., as the companies underperformed.

Management's Discussion of Fund Performance (Continued)

The Fund maintained an underweight position in Japan throughout the year, which detracted from performance. In particular, Japan had a sizable outperformance in the fourth quarter of 2010 as a result of aggressive monetary easing policy by the Bank of Japan, increased global funds flow into the country driven by a "catch up" theme, and a strengthening Japanese Yen. Also, in the third quarter of 2011, Japan proved to be defensive and outperformed the Index because the market never fully recovered from the significant declines following the Fukushima disaster in March and was perceived to be cheap. In addition to the allocation in Japan detracting from results, top ten holding Mitsubishi Estate Co. hindered performance over the trailing one year period.

In the Netherlands, while the portfolio profited from the selection of strong defensive names and a quality selection bias with companies like Eurocommericial, N.V., these factors and our retail preference in the country resulted in an overweight allocation. This contributed negatively to performance as a result of a weaker Euro and strong relative performance of the North America region against the Index.

Although Sun Hung Kai Properties Ltd. turned out to be a key contributor to outperformance during the third quarter, the stock's valuation reflected concerns regarding the firm's residential holdings and detracted from relative returns for the trailing twelve months.

In the U.S., management's decision to overweight Host Hotels and Resorts, Inc. contributed negatively to performance. Macroeconomic concerns surrounding the possibility of a global economic slowdown and the European sovereign debt crisis resulted in negative investor sentiment toward companies that are levered to economic activity and consumer discretionary spending.

Strategy and Outlook

The Fund's strategy is grounded in fundamental research with the ability to adapt to changing market conditions. Our philosophy and process are focused on understanding management's business and financial strategies; their ability to unlock value and growth from their properties and markets given where we are in the economic, property market, and capital market cycles. The process is managed using a proprietary multifactor ranking model that considers quantitative and qualitative rankings for top-down and bottom-up factors which drive potential returns. The model allows appropriate adaptation to dynamic market conditions.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Global
Real Estate Fund - Class A* and the FTSE EPRA/NAREIT Developed Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Intermediate Fixed Income Fund

Sub-Advised by JKMilne Asset Management

Investment Philosophy and Process

The Touchstone Intermediate Fixed Income Fund seeks to provide high current income with reasonable risk to capital. Fund management targets these goals by investing in U.S. Government obligations and other investment grade fixed income securities, including corporate debt obligations, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. The Fund seeks fixed income securities of issuers that are believed to offer attractive income and/or capital appreciation potential with a reasonable level of risk. It invests in fixed income obligations of different issuers, maturities and structures depending on their assessment of the relative valuation of the securities' sector, as well as the security itself.

Fund Performance and Market Overview

The Touchstone Intermediate Fixed Income Fund underperformed its benchmark, the Barclays Capital Intermediate Government/Credit Bond Index, during the trailing twelve month period ended September 30, 2011. The Fund returned 2.59% versus 3.40% for the benchmark.

Global bond markets remained volatile for most of the trailing year. Although the fourth quarter of 2010 resulted in higher interest rates and improved credit fundamentals, early 2011 saw global financial turmoil. The rebel uprisings in the Middle East resulted in higher oil prices. The earthquake and tsunami in Japan resulted in a temporary disruption in the supply of goods. Then sovereign financial problems in Europe, particularly Greece, Italy and Spain, led to fears of a global recession. The U.S. economy suffered from slow growth, zero job growth, and low consumer confidence, all of which was compounded by higher gasoline prices and a sluggish housing market. Interest rates for U.S. Treasury securities fell across all maturities due to these events; however, corporations were under pressure as future profits remained in question due to the global economy.

Fixed income investors continue to seek yield as U.S. Treasury yields remain historically low. The overall duration of the Fund was longer than that of the underlying benchmark for the majority of the quarter in response to falling interest rates. The investment strategy is to own a broadly diversified basket of bonds that reflects the strategic goals of the Fund. Macroeconomic information such as monetary and fiscal policy and secular trends are reflected in asset allocations within the Fund.

Portfolio Review

The Fund is widely diversified in its holdings and credit exposure. The portfolio participated in U.S. Treasury notes and bonds, investment grade corporate bonds, Treasury Inflation Protected Securities (TIPS), and agency mortgage-backed securities. These and other sectors were rebalanced to capitalize on the most advantageous markets with positive outlooks in a volatile market and by a struggling economy.

With these macroeconomic events in mind, the Fund will maintain its current position of being long to even duration, versus the underlying benchmark, in anticipation of continued short-term low interest rates with the expectation of uncertain economic events that would increase volatility; while being overweight various spread sectors in an effort to enhance the Fund's yield. New corporate issuance was higher in the third quarter of 2011 versus a year earlier, which has improved liquidity in the sector, but new issuance has decreased from the previous quarter.

The Fund was structured at quarter end with 27.7 percent in U.S. Treasury notes and bonds, 5.4 percent in U.S. Government agency securities, 54.1 percent in investment grade corporate bonds, 11.0 percent in agency

Management's Discussion of Fund Performance (Continued)

mortgage-backed securities and approximately 1.8 percent in readily available invested cash. As a reference point, the Fund's benchmark is comprised of 65.2 percent in U.S. Government securities whereas the current Fund's portfolio is composed of a total U.S. Government allocation of 33.1 percent. The expectation is to continue to hold investment grade corporate bonds with strong balance sheets and global brand strength over the upcoming calendar quarter.

Strategy and Outlook

The outlook for the intermediate fixed income markets remains volatile as the world economies search for financial stability. The key data improvement for the global economies remains to what extent modest growth will create jobs. The current outlook for U.S. Gross Domestic Product (GDP) growth, a measure of economic strength, is to improve to an annualized rate year-over-year 2012 of 2.0 to 2.5 percent. The Fund's strategy is to continue to be conservative by investing in diverse bond issuers, industries, and sectors likely to do well under the forecast above. Interest rates are expected to remain at historic lows, particularly for short-term maturities, into 2013.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
Intermediate Fixed Income Fund - Institutional Class and the Barclays Capital
Intermediate U.S. Government/Credit Index

The initial public offering of the Institutional Class shares commenced on December 6, 1991.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone International Fixed Income Fund

Sub-Advised by GAM International Management Ltd.

Investment Philosophy and Process

The Touchstone International Fixed Income Fund seeks total return by investing primarily in fixed income securities of issuers located outside the United States. Fund management selects foreign country and currency compositions based on an evaluation of various macroeconomic factors including relative interest rates, exchange rates, monetary and fiscal policies, economic growth, employment, trade and current account balances. Management invests core holdings in developed market government bonds and currencies with tactical allocations to alpha-generating sectors: investment grade corporate bonds, emerging market bonds, high yield bonds and convertible bonds. Currencies are actively managed in order to manage risk and enhance returns.

Fund Performance and Market Overview

The total return of the Touchstone International Fixed Income Fund was 1.67% for the year ended September 30, 2011, which was calculated excluding the maximum sales charge. The total return of the Citigroup World Government Bond Index ex U.S. was 4.14% for the same period.

Over the past twelve months the market entered a period of heightened volatility as a result of significant changes in economic sentiment. The fourth quarter of 2010 saw a sell-off in bond markets on the back of a surge in risk assets, with the S&P 500 Index up 10.8 percent, to a bond market rally from late second quarter and third quarter of 2011. Even within core Europe we saw spread volatility, with spreads on 10-year French Government Bonds versus German Bunds effectively double over the twelve month period.

Portfolio Review

The Fund had been positioned at the start of 2011 for a stronger growth environment to drive risk assets higher in the short term — as a result the Fund had less duration than the benchmark and held emerging market and convertible exposure accordingly. It was anticipated that the currency markets would provide opportunities during 2011 as extraordinary policy measures fade such as Quantitative Easing 2 (QE2) and fundamental drivers began to reassert themselves. Despite worries over fiscal deficits and improving economic data, government bonds delivered strong local currency returns across most of the major bond markets, with the exception of Japan, during the first quarter of 2011. Country selection was the key driver of returns in the first quarter, with a significant overweight to the eurozone and under-weight exposure in Japan contributing to performance as the eurozone returned almost twice the level of the overall benchmark. The Fund's eurozone allocation favored higher quality core countries and underweighted the periphery (e.g. Greece, Portugal, Spain).

Bond Markets in the second quarter saw reasonable returns for long-dated bonds, especially in the U.S., Canada, Switzerland, Sweden, New Zealand and Poland, despite the previous quarter being a relatively bearish period for bonds. Weakening of the dollar and general bond market performance contributed to Fund performance, as well as the Citigroup World Government Bond Index ex-U.S. Detractors to performance included the underweight to Australian and New Zealand currencies, lower duration, the slight overweight exposure to bonds domiciled in Ireland and convertible securities, generally (as stocks declined). Our macro-economic outlook for the third quarter was one of moderate, volatile growth but growth nevertheless. This was very much counter to the prevailing negativity generated by the lack of decisive political leadership in both the U.S. and the eurozone, which undermined business sentiment and combined with typical low summer trading volumes to create an environment dominated by fear and volatility.

Management's Discussion of Fund Performance (Continued)

The third quarter performance for the Fund was affected by the strategic allocation to emerging market currencies which declined even more than other risk assets. In addition, off-Index investments in convertible bonds contributed negatively as the equity malaise caused convertible bond price declines. Similarly, the high yield market was affected with greater net selling from the asset class than corporate dynamics seemed to justify.

Strategy and Outlook

The outlook for international bonds for the final quarter of 2011 and going forward into next year is extremely varied. There are challenges both in the developed as well as the emerging economies — where many have higher interest rates as the authorities there try to cope with rising inflation. This has lead to double headwinds for the developed world, creating a very difficult environment for the global economy going forward.

The situation in Greece continues to deteriorate; economic growth is almost entirely absent. Without economic growth there is no doubt that Greece will have to restructure in some shape or form and that will likely be the catalyst for further market volatility. We have been trying to position the Fund in a manner that the draw-downs from such an event will be limited and that any opportunities the market presents can be capitalized on.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
International Fixed Income Fund - Class A* and the Citigroup World Government Bond
Index ex-US

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Large Cap Relative Value Fund

Sub-Advised by EARNEST Partners LLC

Investment Philosophy and Process

The Touchstone Large Cap Relative Value Fund seeks capital appreciation by investing in stocks of large capitalization companies. The Fund seeks to identify stocks based on their financial characteristics and current environment including valuation measures, market trends, operating trends, growth measures, and profitability measures.

Fund Performance and Market Overview

The total return of the Touchstone Large Cap Relative Value Fund was -5.11% for the year ended September 30, 2011, which was calculated excluding the maximum sales charge. The total return of the Russell 1000® Value Index was -1.89% for the same period.

U.S. equity markets declined slightly for the 12-month period ended September, ending the third quarter with five consecutive months in negative territory. International markets generally lagged the U.S. due to increased risk aversion among investors, including an exodus from emerging markets.

Europe continues to be a focal point for global markets. Greece remains at the forefront, as yields on the country's debt have soared as investors price in a high probability of default. Greece is being forced to implement even more severe austerity measures to bring the deficit down to targeted levels. Partly as a result, unemployment has surpassed 16 percent. The European Central Bank (ECB), along with the International Monetary Fund (IMF) and European Union officials, continue to pledge support, but member nations have not yet finalized an agreement on the parameters of additional support. The ECB remains sensitive to contagion in the region, and so it began purchasing Italian and Spanish sovereign debt in the open market to keep borrowing costs in check. Financial stocks languished during the period as investors grew increasingly concerned about possible exposures to both sovereign and corporate debt in southern Europe.

In the U.S., economic growth remains stagnant. U.S. Gross Domestic Product (GDP) grew at an annual rate of less than 1 percent in the first half of 2011. Unemployment remains above 9 percent, pressuring consumer confidence and spending. Adding pressure to the unemployment rate, both government and private employers continue to announce layoffs. Governmental institutions like the U.S. Postal Service, which is the third largest employer in the U.S., plans to reduce staff as a result of declining volumes and to increase efficiency. Many corporations have announced staff reductions to keep costs low in light of decelerating global growth. After much debate, the U.S. increased its debt ceiling during the quarter. Due to the intensity and length of the debate, Standard & Poor's (S&P) executed an unprecedented move of lowering the long-term sovereign credit rating on the U.S. from AAA to AA+. The other two primary rating agencies have kept the U.S. at the highest credit level. Despite the downgrade, demand for U.S. Treasuries has continued to increase, pushing yields lower. The yield on the 30-year Treasury bond fell to under 3 percent. The yield on the 10-year note fell below 2 percent for the first time in over 50 years. The decrease in yields across the curve is a further indication that many investors are shedding risk and moving into less volatile assets, and despite the recent downgrade, U.S. government debt is still regarded as one of the safest investments in the world.

During the third quarter of 2011, the Federal Reserve (the Fed) took additional steps to stimulate the economy. In August, it announced that it would keep short-term interest rates "exceptionally low" until at least 2013. Then, in September, it announced plans to purchase $400 billion of U.S. Treasury securities on the longer end of the yield curve (6- to 30-years) and sell an equivalent amount of securities with maturities of 3 years or less. Although the proposed action is not anticipated to expand the Fed's balance sheet, the expectation is that

Management's Discussion of Fund Performance (Continued)

these actions will provide further stimulus to the economy by keeping long-term yields low, encouraging borrowing, and forcing investors to seek out higher yielding investments.

Portfolio Review

The Touchstone Large Cap Value Fund declined in the period as macro concerns continued to weigh on the equity markets. Investors rotated into companies believed to be defensive, such as those in the Utilities and Consumer Staples sectors, and away from companies that have greater long-term profit potential but are more sensitive to short-term economic perceptions. The Fund's relative underweight to defensive stocks, and relative overweight to companies operating in areas such as energy exploration/production and investment banking, detracted from relative performance. Still, stock selection was strong in a number of sectors. Kimberly-Clark Corp. (Consumer Staples) is the largest global provider of consumer paper products with brands including Huggies, Pull-Ups, Kleenex, Scott and Cottenelle. International growth in consumption (expanding emerging-market middle class and evolving behavioral patterns) provides a runway for growth. Further, continued penetration of the higher margin personal care products into the emerging markets is boosting profitability. The company has so far been able to manage the impact of input price inflation by reducing selling, general and administration expenses (SG&A) and selectively raising prices.

Shares of Intel Corp. (Information Technology) also performed well for the year, rising 15 percent. Intel is the global leader in microprocessors and integrated circuits used in computers, servers and communication applications. Strength in its Data Center and Enterprise Server businesses, as well as in the emerging markets, is offsetting softness in the developed market and consumer segments. Further, continued enhancements in manufacturing capabilities are reducing costs, thus improving margins. Intel is well positioned to benefit from continued server adoption by companies growing their "cloud" presence — and is strengthening its position in the mobile device segment with a Google partnership aimed at optimizing performance of the Android operating system on Intel-based devices.

The Financials and Energy sectors were two of the worst performing sectors for the period and detracted from Fund performance. Northern Trust Corp. (Financials) provides investment management, banking, fund administration and fiduciary services to both institutions and high net worth individuals world-wide. Northern is sensitive to interest rates, as much of its revenues are earned on the spread between deposits and loans. Additionally, the firm has invested resources during the downturn in order to grow its international custody business, impacting profits in the near-term. Those short-term headwinds have pressured the stock. Longer term, the company remains well positioned to grow given its strong, trusted brand and high barriers to entry in its markets. Investor attention on the financial crises in Europe has created volatility in the overall sector although Northern Trust operates a steady, underlying business and maintains a strong balance sheet.

Transocean Ltd. (Energy), the world's largest deepwater drilling contractor, fell 24 percent for the period. The company should continue to benefit as increasingly scarce energy resources dictate more remote/deep water drilling and rising demand for expert drillers. Shares have traded down due to the decline in oil prices and higher-than-expected rig expenses and downtimes related to refits and upgrades. However, exploration and production (E&P) companies' budget activity, based on long-term price forecasts, have not changed significantly. Day rates are improving (from $400k-$450k/day in 2010 to $500k-$520k currently) as global offshore activity in Brazil, West Africa, the North Sea and Australia are all healthy. Shares are trading at a discount to their historical average while generating $1.5 billion in cash annually.

Strategy and Outlook

In spite of recent market declines, corporate profits remain a bright spot. Corporate profits rose an annualized 4 percent from the first quarter of 2011 to the second quarter of 2011, maintaining positive year-over-year growth. Corporations have generated earnings growth through cost reductions and improved productivity, as

Management's Discussion of Fund Performance (Continued)

well as through increased international sales, particularly to emerging markets. As a result, investors are particularly concerned about signs that emerging market economies are beginning to slow. For example, the manufacturing sector in China declined for the third consecutive month in September. As a result, many companies have now turned to acquisitions to generate further growth. Because corporate balance sheets are strong, interest rates are low, and market valuations have declined, merger and acquisition activity is likely to pick up further over the balance of the year.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large
Cap Relative Value Fund - Class A* and the Russell 1000® Value Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Market Neutral Equity Fund

Sub-Advised by Aronson Johnson Ortiz

Investment Philosophy and Process

The Touchstone Market Neutral Equity Fund seeks to achieve long-term capital appreciation and to provide positive returns regardless of the direction of the stock markets. It invests long in equity securities believed to be undervalued, and takes short positions in securities believed to be overvalued.

Fund Performance and Market Overview

The Touchstone Market Neutral Equity Fund significantly outperformed its benchmark, the Citigroup 3-Month Treasury Bill Index, during the trailing twelve month period ended September 30, 2011. While the total return (excluding the maximum sales charge) for the Fund was 1.75%, the benchmark returned 0.11%.

The Touchstone Market Neutral Equity Fund is always sector-neutral long versus short, with only limited industry bets, driven solely by our bottom-up stock selection. Since our stock-picking is, in turn, guided by our multi-factor valuation model, we look to the measures underlying our model to explain what worked during the period.

Portfolio Review

Our stock selection was effective on both the long and short sides of the Fund, with all three pillars of attractiveness — value, management, and momentum — contributing positively to the bottom line. Within the management category, contribution came from our focus on strong corporate performance (as measured by return on assets and long-term growth) and our assessment of management's outlook (as quantified by share repurchase). Momentum helped in the form of price momentum and stability. And despite the current anti-value market, we were able to eke out a bit of added value from our price/sales measure. Reviewing the Fund's portfolio from a different angle shows stock selection was particularly successful in the Consumer Discretionary, Energy, and Financials sectors.

On a more granular level, our most rewarding position was a bet against Computer Sciences Corp., which we initially sold short in February (and more than doubled that short position in May) due to its weakening earnings momentum. Our bet against Pharmasset, Inc. was our least successful position. Pharmasset ranked poorly across our value and management measures, but the stock shot up in price when the results of its successful clinical drug trials were made public. That said, diversifying the Funds' holdings by limiting position sizes lessens the relative impact of any one name on the overall Fund performance.

Strategy and Outlook

We remain firm in our conviction that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with strong management and earnings power.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Market
Neutral Equity Fund - Class A* and the Citigroup 3-Month Treasury Bill Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Merger Arbitrage Fund

Sub-Advised by Longfellow Investment Management Company

Investment Philosophy and Process

The Touchstone Merger Arbitrage Fund primarily invests in securities of companies that are involved in publicly announced mergers and other corporate reorganizations. Merger arbitrage is an investment strategy that seeks to capture the "arbitrage spread" represented by the difference between the market price of the securities of the company that is being purchased and the value that is offered for these securities by the acquiring company. The Fund emphasizes risk management via a thorough understanding of proposed financing terms, the size of the transaction, anti-trust concerns, regulatory approvals, and shareholder voting requirements. The Fund also limits assets under management in an effort to meaningfully invest in the entire market-capitalization spectrum, with an emphasis on small- and mid-sized deals.

Fund Performance and Market Overview

Launched on August 9, 2011, the Touchstone Merger Arbitrage Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, during the remainder of the third quarter. From inception through September 30, 2011, the Fund returned 0.30% (excluding the maximum sales charge) while the benchmark was flat.

Catalysts for market volatility during the period included a downgrade of the U.S. Government by Standard & Poor's, continued domestic economic weakness and outlook, and concerns with the European debt situation. In addition to the poor economic data, the Federal Reserve (the Fed) announced that while they would not extend the Quantitative Easing 2 (QE2) program of buying more Treasuries, further rate increases would be on hold until at least mid-2013. Late in the quarter, the Fed announced a program to sell their shorter Treasury holdings and purchase longer Treasuries. These developments encouraged investors to reduce risk and equities recorded one of the worst performances ever in 3Q11, with the S&P 500 Index falling 13.87 percent. This fragile environment impacted the Fund as the spreads on existing positions widened because of the increased uncertainty.

Portfolio Review

The Fund will invest in many transactions each quarter, typically 40-50 deals. Each investment generally contributes a small amount to the overall return of the Fund, with some transactions having a larger effect. Since inception, the Fund participated in five transactions which drove relative outperformance.

Afexa Life Sciences, Inc. contributed to performance as the company received a competing offer which drove the stock higher. In addition, the Fund's positions in Nalco Holding Co. and Paetec Holding Corp. also added to positive returns because they were purchased at favorable spreads during the market volatility.

Two other positions added to positive relative returns as they neared completion. The Continucare Corporation/Metropolitan Health Networks, Inc. merger cleared all regulatory hurdles and closed at the end of the quarter. In addition, Varian Semiconductor Equipment's cash merger with Applied Materials, Inc. gained momentum as Varian Semiconductors' shareholders voted to approve the merger at a special stockholders meeting.

Offsetting these positives were positions in Dollar Thrifty Automotive Group and Advanced Analogic Technologies. Dollar Thrifty Automotive was initially being pursued by two parties; Hertz Global Holdings, Inc. and Avis Budget Group, Inc. Avis's withdrawal from the bidding process and the heightened economic growth concerns weighed on the cyclical stock price. No definitive merger agreement has been signed because they are trying to resolve any antitrust concerns. Although Dollar Thrifty Automotive was a laggard during the period, Longfellow expects the parties to come to an agreement at a price higher than the current market once the antitrust issues are resolved.

Management's Discussion of Fund Performance (Continued)

Skyworks Solutions, Inc. signed a definitive merger agreement to acquire Advanced Analogic Technologies in a cash and stock transaction in May. In September, after Advanced Analogic Technologies quarterly earnings release, Skyworks Solutions claimed they had breached the contract and filed an arbitration petition against the company to terminate the merger. Advanced Analogic Technologies is actively fighting these allegations and Longfellow does not expect Skyworks Solutions will be able to completely walk away from the transaction, but there is potential for a merger price revision.

Strategy and Outlook

Longfellow Investment Management Co.'s economic outlook calls for slow growth with interest rates remaining low until 2013. Merger activity slowed in August because of the headline risk and market volatility. As markets calmed later in the third quarter and early in the fourth quarter of 2011, activity resumed at a meaningful pace. Strategic deal activity should remain healthy given the abundance of cash on potential acquirer's balance sheets and their need to grow revenues. Private Equity/Leveraged Buyout (LBO) activity will continue because, despite the difficulties in the leveraged loan and high yield markets, LBO investors have significant amounts to deploy. Deal spreads widened in the third quarter and are well above their recent levels. The investment team expects this to help contribute to future returns.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Merger
Arbitrage Fund - Class A* and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on August 9, 2011.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Mid Cap Fund

Sub-Advised by Turner Investment Partners Inc.

Investment Philosophy and Process

The Touchstone Mid Cap Fund seeks long-term capital appreciation by primarily investing in stocks of medium capitalization companies that are believed to have the potential for long-term growth and that appear to be attractively priced. It emphasizes companies operating in a broad range of industries based on a fundamental analysis of each company with consideration to such characteristics as price-to-cash flow, price-to-earnings, and price-to-book value ratios. The Fund looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that may be positioned to generate and sustain long-term growth.

Fund Performance and Market Review

With equity markets under pressure due to macroeconomic fears, the Touchstone Mid Cap Fund still managed to outperform its benchmark, the Russell Midcap® Index, during the trailing twelve month period ended September 30, 2011. The Fund returned 3.87% (excluding the maximum sales charge) versus -0.88% for the benchmark.

Several issues contributed to market volatility. Domestically these included the political debate over the U.S. national debt ceiling at a time when Standard and Poor's downgraded the United States, as well as high unemployment and weak economic outlook. In addition, global fears of a European sovereign debt crisis, slowing growth, and turmoil in the Middle East also contributed to investor fears.

Portfolio Review

The Fund's relative performance was aided by holdings in the Consumer Staples and Information Technology sectors. The Consumer Staples sector was the best performing sector in the Russell Midcap® Index for the one year period and strong stock selection was the main reason for the Fund's relative outperformance. Conversely, the Materials and Consumer Discretionary sectors detracted from relative results. The Materials sector was impacted by declining commodity prices while the Fund's Consumer Discretionary holdings were hurt by concerns of a global economic slowdown.

The Consumer Staples sector was lifted higher largely due to holdings Green Mountain Coffee Roasters Inc., Herbalife Ltd., and Whole Foods Market, Inc. In our view, the market is paying up for strong earnings growth exemplified by these stocks. Shares of Green Mountain traded 197% higher as the company is benefiting from partnerships with Dunkin Brands Group, Inc. and Starbucks Corp. to sell their k-cups to a broader audience. These distribution deals further solidify Green Mountain's leadership position in the single-serve coffee market, estimated to be 80% of U.S. sales and climbing. The company should continue to experience strong growth as it is estimated that the single-serve coffee industry will likely reach $4 billion in total sales in 2011. Herbalife, the dietary supplement distributor, also advanced as the company is benefiting from global obesity fears. The maker of energy drinks and nutritional supplements posted strong earnings and raised their forecast to reflect a recovery in the weight loss industry. While the company should see continued growth in the U.S., we are excited about their global expansion into emerging markets. Upscale food retailer Whole Foods Market also posted strong results. The company continues to experience strong demand for their organic foods aided by an improving economy. Whole Foods recently reported a strong pick-up in the number of customer visits, first-time customers, and spending per visit, all key measures of growth for the company.

The Information Technology sector was an area of strength for the Fund from a relative performance perspective. Two holdings to note that posted strong double digit returns were IAC/InteractiveCorp. and Avago Technologies Limited. Shares for IAC/Interactive traded higher as the parent company of sites such as

Management's Discussion of Fund Performance (Continued)

Match.com and Evite.com posted strong results aided by the growing popularity for online dating. The company continues to build-out its arsenal of internet-related businesses, which we feel should see nice growth moving ahead. Avago, which provides optical semiconductor components primarily to the communications and industrial end markets, reported strong earnings and raised its earnings outlook. The Singapore-based company is executing well in all aspects of its businesses with particular strength recently in the wireless-end market. It appears that the company has been selected to provide power amplifiers for the newly designed Apple iPhone. This would be a tremendous opportunity for the Avago as demand for smartphones soars.

The Materials sector was an area of weakness for the Fund due to declining commodity prices. Shares of Cytec Industries, Inc. the manufacturer and seller of chemicals and materials to the aerospace, adhesives, mining, automotive and construction industries, were down as the company expected to see weaker demand for its largest business. The company's engineered materials business was expected to slow in the back half of 2011 due to typical seasonality slowing and also due to the slowing growth for the global economy. We elected to sell the stock from the portfolio. Shares of Molycorp, Inc., the producer of rare earth products, including oxides, metals, alloys and magnets, traded lower for the period. Its rare earths inputs are used in a range of applications, including clean energy technologies, such as hybrid and electric vehicles and wind power turbines; multiple high-tech uses, numerous defense applications and advanced water treatment technology. The company came under pressure as demand estimates decreased for rare earth elements and reports surfaced that the Chinese may be speculating on rare earth metals. We continue to own Molycorp.

While the Consumer Discretionary sector was one of few sectors in the Russell Midcap® Index to post absolute gains for the one year period, the portfolio's holdings could not keep pace. Two holdings to note that detracted from results were Scripps Networks Interactive, Inc. and Starwood Hotels & Resorts Worldwide, Inc. The U.S. television company that runs the Food Network, Scripps, was down for the period due to the overall concerns with the slowing economy. We continue to own the stock in the Fund as the company recently completed a deal with Britain's cable TV company UKTV, which should provide the company with good growth opportunities outside the U.S. Starwood Hotels was down as investors feared that slower economic growth will limit demand for travel. We are taking a longer-term view with Starwood as we believe is well positioned in the faster growing emerging markets regions, which are holding up relatively well when compared to the developed market economies. Additionally, the Fund's underweight position to specialty retail stocks impaired relative results as these stocks were up approximately 18% in the Index for the one year period.

Strategy and Outlook

We believe our two-pronged investment approach emphasizing companies with business momentum and/or undervalued assets is well-suited for a time when earnings visibility is poor. In managing the Fund's portfolio, our focus, as always, remains on owning stocks that we think have either undervalued assets or strong prospective earnings power. We favor stocks that focus on controlling their debt levels that are also supported by above-average levels of cash on their balance sheets. From a sector view, the Fund is currently overweight the Consumer Staples and Information Technology sectors. Within the Consumer Staples sector, we favor specialty food/candy companies and food distributors. In the Information Technology sector, we continue to favor electronic production equipment and internet/software service companies. The Fund is currently underweight the Consumer Discretionary and Financials sectors. Within Consumer Discretionary, the Fund is underweight apparel/footwear retail companies and lacks exposure to specialty stores. Within the Financials sector, the Fund is underweight regional banks and lacks exposure to investment managers.

We believe that markets have overreacted and a global recession will likely not materialize for a few key reasons. First, the Treasury yield curve, which has historically been one of the most reliable economic indicators, is flashing no signs of a pending recession. The yield curve remains positively sloped, with 10-year yields more than 1.67 percentage points higher than two-year yields. Second, we believe that lower commodity prices will

Management's Discussion of Fund Performance (Continued)

spur growth in emerging markets. Thirdly, we expect the U.S. to avoid a recession and maintain slow but positive GDP growth in the near term and much better growth in the intermediate to long term. Finally, corporate earnings continue to be solid, corporate balance sheets are in a position of strength, and the global economy continues to operate below capacity. If earnings growth continues, we think the market can shake loose its current burdens and end the year on a positive note, positioned for a strong 2012.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
Mid Cap Fund - Class Y* and the Russell Midcap® Index

*  The chart above represents performance for the Class Y shares only, which will vary from the performance of Class A shares, Class C shares and Class Z shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of the Class Y shares commenced on January 2, 2003. The initial public offering of Class A shares and Class C commenced on May 14, 2007 and the initial public offering of Class Z shares commenced on April 24, 2006. The Class A, Class C and Class Z performance information is calculated using the historical performance of Class Y.

**  The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Mid Cap Value Fund

Sub-Advised by Lee Munder Capital Group LLC

Investment Philosophy and Process

The Touchstone Mid Cap Value Fund seeks capital appreciation by primarily investing in common stocks of medium capitalization companies. The Fund seeks to identify companies believed to be selling at a discount to their inherent value utilizing a classic value approach.

Fund Performance and Market Overview

The total return of the Touchstone Mid Cap Value Fund was -5.72% for the twelve month period ended September 30, 2011, which was calculated excluding the maximum sales charge. The total return of the Russell Midcap® Value Index was -2.36% for the same period. The Touchstone Mid Cap Value Fund underperformed the benchmark.

Portfolio Review

While performance was strong in both absolute and relative terms through the first six months of the period, as the economic backdrop worsened and markets weakened over more recent months, the Fund's performance suffered as well, particularly through the sell-off and extreme volatility in the June to August period. The market has been rewarding companies with near-term visibility, and since our approach centers on taking advantage of companies that are inexpensive for transitory reasons — and therefore often lack that near-term visibility — the recent environment has been a headwind for the strategy.

A combination of macro factors and company-specific performance has driven the Fund's return comparisons over the past year. The rally over last winter and the market's preference for earnings visibility through the recent turmoil have clearly been key top down influences on the Fund's results over the full year.

Among industry sectors, stock selection was strongest in the last 12 months in the Information Technology and Utilities sectors and weakest in the Financials and Consumer Discretionary sectors. In terms of overall positioning, the Fund's underweight to the Financials sector and overweight to the Health Care sector benefited performance. However, the Fund's overweight to the Materials sector and underweight to the Utilities sector detracted from results.

The Fund's holdings in the software and semiconductor groups, specifically Symantec Corp., Synopsys Inc., and Analog Devices Inc., contributed meaningfully to performance in the Information Technology sector. In the Utilities sector, AGL Resources Inc., SCANA Corp., and Xcel Energy Inc. were among the Fund's top performers for the one-year period. Other notable outperformers were natural gas producers Range Resources Corp. and EQT Corp.

On the negative side, bank stocks, including Comerica Inc., Zions Bancorporation, and TCF Financial Corp., were sources of absolute and relative weakness over the last 12 months. Also, with REITs (Real Estate Investment Trusts) holding up relatively well, especially in recent months, the Fund's notable underweight to REITs was a drag on performance in the Financials sector. As an offset, Financials sector performance was bolstered over the last year by strong stock selection in insurance names, most notably from ProAssurance Corp. and Willis Group Holdings PLC. Within the Consumer Discretionary sector, underperformance was driven by leisure-related holdings Royal Caribbean Cruises Ltd. and WMS Industries Inc., media/advertising name Interpublic Group of Cos., and from pockets of weakness in retail, including Gap Inc. and Urban Outfitters Inc.

Management's Discussion of Fund Performance (Continued)

Strategy and Outlook

The Touchstone Mid Cap Value strategy is a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. The strategy focuses on stocks that are temporarily out of favor in the market; specifically, companies with higher returns on capital, free cash flow and strong balance sheets. Emphasis is placed on those companies having the cash flow characteristics as well as the balance sheet strength necessary to buffer the company from any prolonged weakness. Our companies often dominate a particular industry niche and generally have significant barriers to entry. As a result, we believe they are able to perpetuate a higher return on capital over time. The entire process utilizes fundamental bottom-up security selection, while risk control measures help to ensure security and sector diversification.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
Mid Cap Value Fund - Class A* and the Russell Midcap® Value Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Premium Yield Equity Fund

Sub-Advised by Miller/Howard Investments Inc.

Investment Philosophy and Process

The Touchstone Premium Yield Equity Fund seeks long-term growth of capital and high current income by focusing on dividend-paying equity securities of U.S. companies believed to possess attractive long-term return potential primarily due to lower than average valuations and improving business outlooks.

Fund Performance and Market Overview

The total return of the Touchstone Premium Yield Equity Fund was 7.43% for the twelve month period ended September 30, 2011 which was calculated excluding the maximum sales charge. The total return of the Russell 3000® Value Index was -2.22% for the same period. The total return of the Dow Jones U.S. Select Dividend Index was 7.22% for the same period. The Touchstone Premium Yield Equity Fund outperformed both of its benchmarks. With tremors in the financial markets and earthquakes around the world, we continued to seek to invest in solid durable companies with dividend policies that recognize shareholders, the true owners of the enterprise.

The tragedy in Japan highlighted our main interest in core eternal verities that are central to organized social life and economies. We try to keep our focus on the basic needs of human beings and the infrastructure required to deliver the goods and services these basic needs demand.

In sideways markets, income-focused portfolios can help to dampen volatility. Recently, pressures on corporations to return some of their growing mountains of cash to investors are increasing. Every new Federal Reserve (Fed) action or statement just reinforces the tensions in this income-scarce environment.

Portfolio Review

The Fund was overweight in the Utilities sector as compared to the Russell 3000® Value Index and, although the sector was positive for the past 12 months, strong stock selection made this a top contributor to the Fund. The Fund continues to be underweight to the Index in the Financials sector which contributed positively to performance along with good stock selection.

Oneok Inc. (Utilities sector) was a top contributor over the past 12 months. NiSource Inc. (Utilities sector) was also a top contributor and we think the stock is a strong candidate for Mergers & Acquisitions (M&A), but even without an event the company is stronger than it has been in years, with regulatory cases behind it, a good dividend that may finally begin to rise, and a valuation slightly above book value. This is a classic case of the "get paid to wait" variety. American Water Works Co. (Utilities sector) again showed up near the top of the Fund's performance, as the company raised guidance and we believe all arrows are pointing the right way for rate increases. Intel Corp. (Information Technology sector) also helped the Fund. The company's operations are doing well despite a softer market in personal computers.

For the previous 12 months, we were overweight in the Health Care sector as compared to the Russell 3000® Value Index and, while the sector was slightly positive, weaker stock selection didn't provide much of a boost to the Fund. The Fund was overweight in the Telecommunication Services sector and despite moderately positive sector performance, stock selection proved slightly weak. Overall, both areas, because of our weightings, still had a net positive impact on the Fund.

The detractors seemed to be mainly those most affected by macro factors. Telefónica S.A. (Telecommunication Services sector) was knocked down as a "Euro" stock and a Spanish stock, but Telefonica S.A. is also one-half an emerging market stock (Brazil, mainly); while that is helpful to its business growth profile, it did not help the stock at all. Since we think financial conditions of the Spanish government or short-term slowdowns in Latin America are not especially relevant to the long-term intrinsic value of the company, we added to our position in the third quarter of 2011 at prices that we believe reflect the lowest valuation and highest dividend yield ever for this company. Revenues were up 24% at the end of the second quarter of 2011.

Management's Discussion of Fund Performance (Continued)

Some of the Fund's notable holdings in the past 12 months included International Paper Co. (Materials sector), Hospitality Properties Trust (Financials sector), Pepco Holdings Inc. (Utilities sector), and Valley National Bancorp (Financials sector). Sells of note included Southern Union Co. (after a very favorable takeover offer) (Energy sector), Procter & Gamble Co., (Consumer Staples sector), Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology sector), and McDonald's Corp. (Consumer Discretionary sector).

Strategy and Outlook

We think the economic and corporate worlds have hit a kind of stasis point, where there won't be much aggregate growth or change in the complexion of consumer or business activity. There is much work to do to recover an organically healthy and sustainable economy, and we're not convinced of the political will to get there. In the meantime, the focus remains on companies with recurring revenues that can grow, selected companies with good yields that are natural resource (or essential service) related, companies that can benefit from global demographic changes, and companies that may be the object of M&A activity.

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Premium Yield Equity Fund - Class A* , the Russell 3000® Value Index
and the Dow Jones U.S. Select Dividend Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class C shares commenced on December 3, 2007. The initial public offering of Class Y shares commenced on August 12, 2008. The Class Y performance information is calculated using the historical performance of Class A.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Sands Capital Select Growth Fund

Sub-Advised by Sands Capital Management LLC

Investment Philosophy and Process

The Touchstone Sands Capital Select Growth Fund primarily invests in common stocks of large capitalization U.S. companies that are believed to have above-average potential for revenue or earnings growth. The Fund invests in 25 to 30 companies that are generally high-quality seasoned and growing businesses, spread across an array of attractive and growing industries. Sands Capital generally seeks stocks with sustainable above average earnings growth and capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength, and are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company.

Fund Performance and Market Overview

The Touchstone Sands Capital Select Growth Fund significantly outperformed its benchmark, the Russell 1000® Growth Index, during the trailing twelve month period ended September 30, 2011. The Fund returned 7.93% (excluding the maximum sales charge) versus 3.78% for the benchmark.

For nearly 20 years, we have constructed our portfolios based on our six key investment criteria: sustainable above-average earnings growth, leadership position, significant competitive advantages, clear mission and value-added focus, financial strength, and rational valuation relative to the market and business prospects. Our investment views are driven primarily by the bottom-up, fundamental analysis we do to identify leading growth businesses for our clients. While we remain keenly aware of the potential impact of macroeconomic events, we do not attempt to back into investment ideas based on macro views of the global economy.

We believe the Fund is favorably positioned in the current environment. Relative to historical averages, large-cap and in particular large growth-oriented businesses are attractively valued. The businesses we own continue to reinvest and take share from weaker competitors. We see this happening across the Fund's portfolio, as competitors are not able to match the level of Research & Development (R&D), marketing, and Capital Expenditure (CAPEX) spending of these leading businesses. Through the third quarter of 2011, the Fund's portfolio companies managed to grow revenues and earnings 30% and 31%, respectively, on a weighted average basis over the trailing twelve months.

Portfolio Review

Outperformance for the trailing twelve month period can primarily be attributed to security selection. The Fund's Consumer Discretionary and Health Care sector holdings have led the way from both a selection and allocation perspective. Not owning any Consumer Staples sector stocks hindered returns. Sector allocation, however, is a residual decision in Sands' process as they primarily focus on owning high quality growth businesses.

From a selection standpoint, the largest individual contributors to the Fund's return relative to the benchmark for the period (in descending order) were Amazon.com, Inc., Apple, Inc., Alexion Pharmaceuticals, Inc., National Oilwell Varco, Inc., and Starbucks Corp. The largest detractors from relative performance were Netflix, Inc., F5 Networks, Inc., OpenTable, Inc., Cree, Inc., and Illumina, Inc. Both Amazon and Apple were among the Fund's top holdings during the period.

Strategy and Outlook

While the global economy is clearly slowing in the short term, we see a number of attractive pockets of long-term growth and innovation. Specifically, there are growth opportunities in segments that benefit from the rise of the emerging market middle-class, the secular trend toward e-commerce, the proliferation of smartphones and other

Management's Discussion of Fund Performance (Continued)

connected mobile devices, the growing demand for minimally invasive surgery, and the advancement of offshore rig technology to meet global demand for energy, among others.

We remain "macro aware" and carefully consider the risks of a "double-dip" recession in the U.S., slowing growth in emerging markets, as well as the sovereign debt issues in Europe. However, our focus is on our long-term investment strategy built around finding and owning sustainable growth businesses over a long-term time horizon. We continue to stay disciplined within our investment strategy, sticking with industry leaders that have clear competitive advantages and strong balance sheets. These types of businesses are built to not only "weather storms" but also to "create their own weather" by innovating new products or services to drive sustainable above average growth.

In these volatile times investors increasingly focus on the quality of, and outlook for, corporate earnings. At the same time they are looking for businesses that are able to grow organically. We purposely limit the Fund's portfolio to 30 businesses so that we remain focused on owning only leaders. Over the long term, but especially during periods of economic uncertainty, we believe that owning these leading, innovative, well capitalized businesses will generate above average returns for our shareholders.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands
Capital Select Growth Fund - Class Y*, Touchstone Sands Capital Select
Growth Fund - Class Z* and the Russell 1000® Growth Index

*  The initial public offering of Class Y shares and Class Z shares commenced on August 27, 2004 and August 11, 2000, respectively. The initial public offering of Class A shares and Class C shares commenced on November 15, 2010. The Class A, Class C, and Class Y performance information is calculated using the historical performance of Class Z.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Short Duration Fixed Income Fund

Sub-Advised by Longfellow Investment Management Company

Investment Philosophy and Process

The Touchstone Short Duration Fixed Income Fund seeks to provide above market income, liquidity and risk-adjusted total return. Fund management targets these goals using a low risk approach, selecting a core group of securities from better yielding sectors within the government and corporate markets, and enhancing liquidity and yield by combining very short maturities with fixed rate issues in a barbell structure. The Fund avoids higher risk strategies, including exposure to non-dollar currencies and lower quality credits. While the Fund may invest in securities with any maturity or duration, interest rate risk is managed by maintaining an effective duration that is comparable to or less than that of three year U.S. Treasury Notes.

Fund Performance and Market Overview

The Touchstone Short Duration Fixed Income Fund performed in-line with its benchmark, the Barclays Capital 1-3 Year U.S. Treasury Index, during the trailing twelve month period ended September 30, 2011. The Fund returned 1.22% versus 1.23% for the benchmark.

Over the twelve month period, short-term rates declined as the yield on the Index declined 0.42% to 0.30%. The Federal Reserve (the Fed) maintained their accommodative stance and kept short-term rates at historically low levels while economic growth slowed in the first half of 2011. Given the significant concerns with domestic growth and European debt issues, investors sought refuge in U.S. Treasuries especially during the final quarter.

Portfolio Review

Small changes to portfolio allocations were made over the year. We increased the allocation to auto and credit card asset backed securities as stranded cost or rate reduction utility paper continued to paydown with minimal new issuance. The corporate sector was reduced in both the Industrials and Financials sectors as bonds matured but were reinvested elsewhere. We increased the allocation to mortgages, both commercial and agency pass-throughs, as spreads widened, particularly in the second half of the year.

The Fund began the fiscal year with a yield-to-maturity (YTM) of 1.52%, which actually increased over the year to 1.80%. The largest increase occurred in the most recent quarter, as spreads widened significantly across most sectors, particularly corporates and mortgages. Asset backed securities continued to perform well and widened only minimally.

The Fund began the year with a substantial yield advantage over the Index as well, which was reduced by the negative paydown effect from mortgage, asset backed securities, and other amortizing securities such as SBAs (Small Business Administration securitizations). Additionally, the advantage was further reduced by the spread widening in many sectors in the final quarter.

Strategy and Outlook

The September 30, 2011 effective portfolio duration was 1.7 years, which was less than the Index duration of 1.9 years. While the Fed is clearly on hold until at least mid-2013 and we do not expect it to change its short term interest policy, we will look for opportunities to add yield in spread product rather than significantly extending portfolio duration. The Fund's portfolio currently has a yield-to-maturity advantage over the benchmark. We expect this benefit to continue to produce excess performance.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Short Duration Fixed Income Fund - Class Z* and
the Barclays Capital 1-3 Year U.S. Treasury Index

*  The initial public offering of Class Z shares commenced on March 1, 1994 and the public offering of Class Y shares commenced on May 4, 2009. Class Y performance information is calculated using the historical performance of Class Z.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Small Cap Core Fund

Sub-Advised by The London Company

Investment Philosophy and Process

The Touchstone Small Cap Core Fund seeks long-term capital appreciation by primarily investing in common stocks of companies with small market capitalizations. Fund management utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings to value ratio, free cash flow and return on equity. Their goal is to purchase generally profitable, financially stable companies that consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented management, and are trading at a discount to their private market value.

Fund Performance and Market Overview

The total return of the Touchstone Small Cap Core Fund was 2.82% for the twelve month period ended September 30, 2011, which was calculated excluding the maximum sales charge. The total return of the Russell 2000® Index was -3.53% for the same period. The Touchstone Small Cap Core Fund outperformed the benchmark.

The general malaise in the market intensified this quarter as fear spiked and confidence, what little remained, vanished. The brief rally that ended the second quarter quickly gave way to further selling over the past three months, resulting in increased trepidation and apathy towards equities. A number of issues have contributed to the soured outlook, including the debt ceiling debacle, a downbeat forecast from the Federal Reserve (the Fed), Greece and the European sovereign credit crisis, continued high unemployment, meek housing data, and warning signs of slowing growth in China to just name a few, with little clarity on how we will manage through them. This uncertainty is wreaking havoc on investor sentiment and consequently, equity returns.

Portfolio Review

During the period, the top three performing sectors for the Russell 2000® Index were Utilities, Consumer Staples, and Health Care. All of these sectors outperformed the Index and the Fund's overweight position in the Consumer Staples sector contributed to relative performance. The Fund's underweight position in the Utilities and Health Care sectors hindered relative performance. The bottom three performing sectors for the Russell 2000® Index were Materials, Industrials, and Financials, which all underperformed the Index. The Fund's overweight position in all three sectors detracted from relative performance.

Outperformance was primarily driven by stock selection. In particular, the Fund experienced strong stock selection in the Consumer Staples, Financials, and Materials sectors, offset somewhat by stock selection in the Information Technology and Health Care sectors.

The top five contributors to performance were PriceSmart Inc., NewMarket Corp., Sturm Ruger & Co., Nu Skin Enterprises Inc., and White Mountains Insurance Group Ltd.

PriceSmart Inc. (Consumer Staples sector) continued to put up impressive same store sales growth with comparisons to the previous quarter running up in the mid to high teens. This feat is especially impressive in light of some of the macro issues facing the global economy today. The company is still in the early stages of what we believe will be a sustainable growth story.

NewMarket Corp. (Materials sector) is a manufacturer of lubricant fuel additives. One of the main demand drivers for the company's products is total miles driven. The competitive environment the company faces is very stable, and management has done an admirable job controlling costs and passing through price increases.

Management's Discussion of Fund Performance (Continued)

Management has been actively repurchasing shares and increasing the dividend at a double digit price. We believe there is further upside in the stock.

Sturm Ruger & Co. (Consumer Discretionary sector) was a strong performer after consistently exceeding Wall Street's estimates for both top and bottom line. We believe the company is taking share from competitors, and performing well with 34% of sales coming from products that were introduced in the last two years. Even though the stock has outperformed, it still trades at less than 7X EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) and remains attractively valued.

Nu Skin Enterprises Inc. (Consumer Staples sector) had revenue and distributor growth of 8 to 9% during the second quarter of this year. The company is benefiting from emerging market growth and the successful deployment of a new product cycle, allowing it to increase its guidance for 2012. Management has returned excess cash to shareholders via buybacks and an attractive dividend. Nu Skin Enterprises Inc. has established an earnings per share target of $4.00 for 2015, but we believe it could hit the target earlier.

White Mountains Insurance Group Ltd. (Financials sector) has benefited from a better pricing environment, as well as some portfolio restructuring activities it has undertaken to unlock value. During the quarter, the company announced the sale of a subsidiary at a premium to tangible book value. The company has since undertaken two Dutch auctions to support the stock.

The top five detractors to performance for the period were AOL Inc., Capella Education Co., MBIA Inc., Tredegar Corp., and Eaton Vance Corp.

We entered AOL Inc. (Information Technology sector) in 2010, attracted by its strong balance sheet, good cash flow, pedigreed management, and potential to capitalize on the increasing use of Internet based advertising. As we progressed through the year, the company made several expensive acquisitions, and as a result, we lost confidence in management's capital allocation skills. This decline in confidence, as well as stop loss reasons, contributed to exiting the stock during the later part of the year.

MBIA Inc. (Financials sector) is a monoline insurer of the timely interest and principal payments for both municipal bonds and structured products. We believe the municipal insurance business, where the company is able to collect insurance premiums up front and invest the proceeds with a relatively low likelihood of paying out claims, is an attractive business. We believe the sum of the parts of the company is worth well more than where the stock currently trades.

Tredegar Corp. (Industrials sector) is a manufacturer of plastic films used in diapers and feminine hygiene products, and of aluminum extrusions used in construction. The stock sold off late in the period due to concerns about the slowing economy. However, the film business is fairly stable over the full cycle and the extrusions business is already depressed. The stock is a good value at current valuations.

Eaton Vance Corp. (Financials sector) is a premier asset manager possessing some very attractive attributes. The closed end fund business represents about 20% of its business and is, in a sense, a captive business for the company. In addition, the company's products tend to be more defensive in nature and it should benefit in the current environment. The company recently announced an increased buyback and we believe it should be bought.

Strategy and Outlook

Despite negative absolute returns and increased volatility, The Fund has performed well respective to peers and industry benchmarks. We believe that our ability to protect capital in weak markets coupled with solid stock selection continues to add value and significant outperformance versus the respective indices. For the

Management's Discussion of Fund Performance (Continued)

year, small cap companies ranking in the top quintile based on return on capital lost on average 9% compared to 25% for those in the bottom quintile. Equity investors are rewarding higher quality, larger companies with lower beta and less leverage.

The lack of confidence across the economy and within the markets is striking, and is only being exacerbated by the dearth of leadership from our elected officials. This is reflected in historically low approval ratings for Congress as well as depressed consumer sentiment surveys. The Federal Reserve, novel in its creativity, has continued its unwavering effort in aiding this stagnant economy. The latest approach is a form of quantitative easing without expanding the balance sheet. The $400 billion 'twist' reinvests shorter-term assets into longer-term securities, which is expected to help flatten the yield curve by lowering longer-term rates. The problem is that all the monetary easing accomplished over the past couple of years has not inspired consumers to spend or corporations to hire.

Fed Chairman Ben Bernanke has been insistent on printing money to spur economic growth and fight deflation. These efforts are not working, in part, because liquidity is not the problem. The U.S. economy is still deleveraging and there remains too much capital tied up in unproductive real estate. This is compounded by our current lack of confidence in Congress to balance our budget and right size our entitlement programs. Moreover, the increased regulations and uncertainty on taxes and healthcare costs is depressing the willingness of corporations to hire thus contributing to even lower demand for goods and services. This was recently verified in a survey by the Wall Street Journal showing the number of CEO's expecting to increase hiring over the next six months decreased to 24% this quarter from 51% just a quarter ago. Unfortunately, the events of this past quarter have further depressed growth expectations on a global basis and created a negative overhang towards risky assets.

On the bright side, the stock market is fully aware of all this and has successfully discounted equity prices to reflect all assumed truths. And the truth may not be as bleak as the stock prices are indicating. The S&P 500 is now off 17% from its April high and the Russell 2000® Index is off 25% as of September 30, 2011. Corporate America is producing more with less, and fundamentally performing pretty well. Earnings growth is still occurring and the companies themselves are awash in cash. Inventory levels and leverage are not what they were in 2008, suggesting that a complete halt of business activity is not likely to repeat itself. Valuations are reasonable if not attractive, with the trailing price-to-earnings ratios near thirty year lows and the relationship with bonds reaching all-time highs. The spread in P/E multiples between equities and bonds and the earnings yield versus 10-year treasury yield are both at historic highs.

In summary, the current issues hampering sentiment will eventually pass and we believe investors will seek higher yielding securities at the expense of bonds — pensions, endowments, and other income oriented funds will demand it. Growth is scarce and expectations going forward will likely be revised down. Yet, our temperament toward equities is still favorable. We realize this is not easy given the aforementioned concerns, but looking at the business fundamentals, current interest rate environment, and future inflation expectations versus valuations and the other alternatives available, it is hard not to greatly prefer stocks over the next three to five years. Uncertainty will keep the markets oscillating and investors guessing, which favors active managers who have shown the ability to add value through stock selection. The current market conditions are ideal for our style, and will likely remain so for years to come. The London Company remains fully committed to our disciplined process so we can seek to protect investors' capital and seek great investment opportunities to the best of our ability.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
Small Cap Core Fund - Class A* and the Russell 2000® Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Small Cap Value Fund

Sub-Advised by DePrince, Race & Zollo, Inc.

Investment Philosophy and Process

The Touchstone Small Cap Value Fund seeks long-term capital appreciation by primarily investing in common stocks of small-cap companies that appear to be trading below their perceived value. The Fund utilizes a bottom-up security selection process that consists of three equally balanced factors: dividend yield, low valuation, and a fundamental catalyst.

Fund Performance and Market Overview

The total return of the Touchstone Small Cap Value Fund was -5.75% for the twelve month period ended September 30, 2011, which was calculated excluding the maximum sales charge. The total return of the Russell 2000® Value Index was -5.99% for the same period. The Touchstone Small Cap Value Fund outperformed its benchmark.

U.S equities experienced extreme volatility this year as headline events dramatically influenced investor sentiment. Markets were driven by mixed reports on the economic recovery, the supply-chain impact of the Japanese tsunami, turmoil in the Middle East, persistent sovereign debt concerns in Europe, the end of the Federal Reserve's second round of quantitative easing, and the political stalemate in Washington that resulted in the nation's first-ever credit downgrade.

Overall, high quality, dividend-paying companies performed well during the year, which attributed to the Fund's broad based sector attribution. Fund performance was stock specific.

Portfolio Review

The Fund's overweight in the Industrials sector was one of the largest detractors to performance. This economically sensitive sector sold off as investor sentiment grew increasingly cautious. The Fund's stock selection in this area is focused on companies that have internal catalysts to weather the downturn. The Fund's underweight in the Energy sector due to lofty relative valuations was a headwind to performance. Soaring energy prices in the fourth quarter of 2010 led to the sale of most of the Fund's positions as the companies reached our relative valuation targets. The Fund's security selection in the Financials sector also detracted from performance. We are finding interesting stories in non-bank Financials, but remain comfortable with our underweight in the sector as growth opportunities continue to be difficult for the banking industry.

The Fund's underweight in the Information Technology sector was a top contributor to relative performance. The sector traded lower on consumer spending concerns. We opportunistically added to our exposure during the sell off with a focus on high-quality companies flush with cash, such as Adtran Inc. Stock selection in the Materials sector was also a top contributor to relative performance, boosted by the premium takeover bid of Arch Chemicals Inc.

As investors sought more defensive positions, stock selection within the Consumer Discretionary and Consumer Staples sectors were additional contributors to relative performance.

Within the Industrials sector, Resources Connection Inc., Knight Transportation Inc. and Universal Forest Products Inc. detracted from performance. Resources Connection Inc., a temporary staffing services provider, traded lower due to margin compression from competitive pricing in the industry. However, their revenues are beating expectations and management believes the pricing issues are temporary as placement trends improve. The company has net cash on the balance sheet and recently issued a share buyback program, supporting our confidence in the fundamentals. Knight Transportation Inc., a leading trucking company, reported improving

Management's Discussion of Fund Performance (Continued)

revenues on stronger demand, but traded to a historical relative valuation low after high diesel prices impacted their bottom line. We recently met with management, and they confirmed volumes are improving and price increases are being successfully implemented. The company also announced a share buyback program in May, reiterating their dedication to shareholder value. Universal Forest Products Inc., a wood products manufacturer for home improvement stores, traded lower earlier in the year on macro concerns. However, the company was a top contributor in August after reporting better-than-expected earnings despite a weak retail environment. Management continues to streamline its operations and has improved its balance sheet over the past few years by reducing head count, closing underperforming branches and repaying long-term debt.

Within the Energy sector, Tsakos Energy Navigation Ltd. and Penn Virginia Corp. were a drag on performance. Tsakos Energy Navigation Ltd., an oil tanker company, traded lower as global oil demand has been weaker than expected and the industry remains over supplied, keeping vessel rates at historic lows. However, their non-traditional and product tankers are increasing their exposure to a more favorable supply/demand outlook and away from the currently weak crude tanker market. The Fund continues to hold Tsakos Energy Navigation Ltd. Penn Virginia Corp., an oil and natural gas company, underperformed after production reports from their new Marcellus Shale oil field fell short of expectations. The Fund's position size in Penn Virginia Corp. has been decreased as we reassess the company's fundamental prospects.

Within the Financials sector, Chesapeake Lodging Trust, a hotel REIT (Real Estate Investment Trust), traded lower on a cautious consumer and fears of a potential recession. 80% of their revenues are tied to business travel, which has been strong and is typically booked in advance, providing earnings visibility into next year. Greenhill & Co. and Duff & Phelps Corp., two financial advisory firms, traded lower as Mergers & Acquisitions (M&A) activity retreated mid-year amid concerns of an economic slowdown. Greenhill & Co's balance sheet is flush and the company should benefit as the record level of cash on corporate balance sheets propels M&A activity. Duff & Phelps Corp. was sold during the year.

Jones Group Inc., a Consumer Discretionary sector company and leader in the global apparel and footwear industry with brands such as Nine West, Anne Klein and Gloria Vanderbilt, traded lower in the second quarter after one Wall Street analyst downgraded the stock based on concerns about mid-priced apparel companies. We opportunistically added to the position as we recently met with their CFO and continued to believe in the company's prospects. Their recent acquisition of Europe's largest luxury shoe retailer, Kurt Geiger, was also not reflected in the stock price. Adherence to our investment discipline and conviction in Jones Group Inc.'s fundamentals were rewarded in July after the company reported a solid quarter with better sales and margin performance.

Within the Consumer Discretionary sector, Chico's FAS Inc. and bebe Stores Inc., two high quality women's apparel companies, were top contributors. Chico's FAS Inc.'s new management team led the company to better-than-expected earnings and same-store-sales trends. Shares were up nearly 25% before we exited the position in May. bebe Stores beat earnings expectations on higher gross margins and improved SG&A (Selling, General and Administrative expenses). The company continues to see product momentum and positive same-store-sales growth while maintaining flat inventories.

Arch Chemicals Inc., a U.S. biocides maker within the Materials sector, was one of the top performing stocks year to date. Shares soared before we exited the position in July after the company agreed to a premium takeover bid by Swiss chemicals producer, Lonza Group. Olin Corp., a specialty chemical company, was also a top performer that benefitted from pricing increases and margin expansion.

Within the defensive sectors, Black Hills Corp., UIL Holdings Corp., and Portland General Electric Co. were all top contributors from the Utilities sector. Black Hills Corp., a regulated gas utility, reported significantly better-than-expected results from their core utility business and posted improved cost control measures in

Management's Discussion of Fund Performance (Continued)

their coal mining segment. Sanderson Farms Inc., a chicken products producer in the Consumer Staples sector, performed well after implementing price increases. The company also benefitted from a pullback in commodity prices, which reduced their feed costs.

Sterling Bancshares was a top contributor within the Financials sector before exiting the Fund in March after agreeing to a premium takeover bid by Comerica Inc.

Strategy and Outlook

We remain cautiously pessimistic as uncertainty surrounding the economic recovery and instability overseas provides little confidence in earnings visibility for next year. Expectations are currently being reset as management teams provide a tentative 2012 outlook. The dramatic sell off in the third quarter brought stock valuations down to historically low levels last seen during the market bottom of 2008-2009, which has allowed us to add new positions. We believe corporate balance sheets are in a much better position to weather the downturn than before, which should support increased consolidation and M&A activity once macro uncertainty subsides.

We believe small-cap investors will favor high quality, dividend-paying companies with improving fundamentals. We continue to focus on companies with cash on their balance sheet and pricing power to maintain healthy profit margins. Additionally, with record levels of cash on hand, companies have more resources to initiate share buybacks, increase their dividend or make strategic acquisitions — all of which favor our investment process.

The trading activity within the Fund's portfolio has increased, but the Fund's overall exposures have remained relatively unchanged. Through our bottom-up stock selection process, we continue to maintain a defensive posture while gradually increasing our early cyclical exposure. Looking ahead, our commitment to undervalued, above-average dividend paying stocks with improving fundamentals should prove rewarding as investors focus on the opportunity for 2012. We believe investors will be seeking out companies that can implement internal initiatives that will offset economic pressures.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
Small Cap Value Fund - Class A* and the Russell 2000® Value Index

*  The chart above represents performance for the Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class Z shares commenced on March 4, 2002. On June 10, 2011, Class Z shares were converted to Class A shares and performance for periods prior to the date of conversion represents the performance of Class Z shares. The initial public offering of the Class C, Class Y, and Institutional Class shares commenced on March 1, 2011. The Class A, Class C, Class Y, and Institutional Class performance information is calculated using the historical performance of Class Z.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Total Return Bond Fund

Sub-Advised by EARNEST Partners LLC

Investment Process and Philosophy

The Touchstone Total Return Bond Fund seeks current income. Capital appreciation is a secondary goal.

Fund Performance and Market Overview

The total return of the Touchstone Total Return Bond Fund was 6.10% for the year ended September 30, 2011, which was calculated excluding the maximum sales charge. The total return of the Barclays Capital U.S. Aggregate Bond Index was 5.26% for the same period.

The Touchstone Total Return Bond Fund outperformed its benchmark Index for the year. Over what amounted to a rollercoaster for interest rates and investor sentiment, sticking to the Fund's time-tested process of focusing on sectors and securities, while ignoring the temptation to guess about the economy and interest rates, paid off. Bond market yields were up in the fourth quarter of 2010 but came down hard in the third quarter of 2011, closing just 0.21 percent lower than where they began a year earlier. Investors continue to struggle with a fuzzy economic outlook coupled with stagnant and high unemployment, a continuing weak housing market and a sovereign debt crisis in Europe. At home, debate over increasing the debt ceiling of the United States ended with a downgrade of the U.S.'s credit quality from AAA to AA+ by Standard & Poor's. Our belief is that ratings for the U.S. matter little, a view apparently shared by many, as Treasury yields promptly plummeted while all other asset classes and sectors were weaker.

Portfolio Review

The Fund was well positioned to take advantage of the rally in rates with its duration- and curve-neutral approach to managing interest rate risk. While some investors feared that the end of the Federal Reserve's "Quantitative Easing 2" (QE2) program on June 30, 2011 would lead to higher interest rates, the Fund stayed the course. The use of U.S. Treasury STRIPS (separate trading of registered interest and principal securities) to hold down longer duration was well rewarded with the Fund's Treasury position up for the year. Other U.S. Agency-related positions were also up in the double-digits for the year. The Fund's U.S. agency mortgage-backed securities also performed well. While the government continues to deliberate on the best way to help struggling homeowners with some plans calling for a mass refinancing of all high-rate debt, risk was taken off the table by underweighting single-family Mortgage-Backed Securities (MBS) and overweighting multi-family MBS such as Ginnie Mae project loans and Fannie Mae Delegated Underwriting and Servicing (FN DUS) issues, which have prepayment protections the single-family issues do not. While the performance of the Fund's credit-sensitive sectors lagged its U.S. government issues, all of the issues met expectations. One story that has been a particular success is Ford Motor Credit. The holding matured this year and has been replaced because the company's credit situation is continuing to improve. While the parent company is certainly performing well, we have always believed the real value is in the wholly owned finance subsidiary.

Strategy and Outlook

The Fund remains underweight U.S. Treasury debt and may take advantage of wider spreads to swap into more favored spread sectors. Though it's underweight U.S. Treasuries, overall commitment to U.S. government-related debt will still be kept, proximal to that of the benchmark, with much of the Fund's agency debt having the same "full faith and credit" backing of Uncle Sam that Treasuries have. We are starting to add Ginnie Mae Home Equity Conversion Mortgages (HECMs) to the Fund. HECMs are a Ginnie Mae pool designed to help retirees with their cash flow needs by letting them borrow against their home equity. The coupon is compounded until

Management's Discussion of Fund Performance (Continued)

certain events occur such as the sale of the home or the loan-to-value ratio reaching a certain point, at which time the investors are paid off. We believe these are attractive alternatives to more common single-family pools with all of their prepayment and extension risk.

These are trying times in the capital markets but we believe the Fund's process is well designed to navigate them. We will continue to look for opportunities that provide a solid combination of capital preservation and yield.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
Total Return Bond Fund - Class Y* and the Barclays Capital U.S. Aggregate Bond Index

*  The chart above represents performance for Class Y shares only, which will vary from the performance of Class A shares, Class C shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class Y shares began operations on November 15, 1991, Class A shares began operations on August 16, 2010, and Class C and Institutional Class shares began operations on August 1, 2011. The Class A, Class C and Institutional Class performance information is calculated using the historical performance of Class Y. Performance information prior to August 1, 2011 represents that of the former Institutional Class of the EARNEST Partners Fixed Income Trust (the "EARNEST Trust"), a series of the Nottingham Investment Trust II. On August 1, 2011, the EARNEST Trust was reorganized into the Fund. See footnote 9 in the accompanying Notes to Financial Statements.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Ultra Short Duration Fixed Income Fund

Sub-Advised by Fort Washington Investment Advisors Inc.

Investment Philosophy and Process

The Fund seeks maximum total return consistent with the preservation of capital by primarily investing in a diversified portfolio of fixed income securities of different maturities, including U.S. Treasury securities, U.S. government agency and U.S. government-sponsored enterprise securities, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, and municipal bonds. While the Fund may invest in securities with any maturity or duration, interest rate risk is managed by maintaining an effective duration of one year or less under normal market conditions.

Fund Performance and Market Overview

The total return of the Touchstone Ultra Short Duration Fixed Income Fund was 1.12% for the year ended September 30, 2011. The total return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.14% for the same period. The Fund's performance was driven primarily by the stable return profile of its concentration in structured securities, namely Mortgage-Backed Securities, Commercial Mortgage-Backed Securities and Asset-Backed Securities (MBS, CMBS and ABS). The Fund does not rely heavily on corporate bonds for alpha generation.

The corporate bond market performed very well in the first half of the fiscal year as many companies posted record earnings and the economic outlook remained positive. However, a revival of problems in Europe, the specter of a Greek default and the potential for a European banking crisis, led to significantly higher risk premiums on corporate bonds in the second half of the fiscal year. Funds with exposure to financials, particularly European financials, were hit particularly hard. Spreads on structured securities, the focus of the Fund, remained relatively stable during the period.

Consumer confidence, which rebounded earlier in the year, is back down near historical lows and seems overly tied to the euro-zone crisis, perhaps underscoring the globalization of our economy. At the August Federal Open Market Committee (FOMC) meeting, the Federal Reserve Board (the Fed) announced that it would maintain a low level of rates into 2013 — an extraordinarily long forecast underscoring the seriousness of the economic malaise. With a Greek default seeming unavoidable, the Fed warned the markets again in September by stating, "there are significant downside risks to the economic outlook, including strains in global financial markets." Operation Twist was also announced, a program designed to lower long-term interest rates, promote lending and force investors into riskier assets.

Portfolio Review

On a relative basis, the Fund performed well for the quarter. Interestingly, annual returns for funds that focus on MBS and structured products were much better than those that focus on corporate bonds, 1.03 percent vs. 0.39 percent, respectively. All sub-sectors in which the Fund invested were accretive to performance. Agency pass-through securities paced returns followed by CMBS and non-agency MBS. Residential MBS exposure, which began the year at 38 percent, has declined to 26 percent — a historical low, reflecting our concern over mortgage refinancing risk. The Fund's corporate securities, benefitting from active management, delivered returns significantly higher than the average corporate-oriented fund.

Strategy and Outlook

We believe that the economic recovery in the U.S. will be gradual, characterized by "fits and starts." The de-levering process of the U.S. consumer and the overhang of distressed housing inventory will likely take several more years to rectify, keeping unemployment high and growth slow, but not negative. Europe will more than likely continue to complicate forecasts and add to market volatility. We believe this is a favorable

Management's Discussion of Fund Performance (Continued)

environment for the Fund's structured security-oriented investment strategy that relies more heavily on the income component of return and allows it to avoid some of the volatility associated with corporate and government bonds that have more binary performance profiles. The ultra short space should continue to be "well bid" as traditional short-term investors seek yield by investing in non-traditional asset classes.

We continue to see the most compelling opportunities in CMBS where we believe we can still find high quality, short maturity securities yielding 2-3 percent. The current allocation target for this sector is 25 percent — near the high end of the strategic range. Agency adjustable-rate mortgages (ARMs) and non-agency collateralized mortgage obligations (CMOs) have the next largest target allocations at 14 percent and 12 percent, respectively. These MBS sectors tend to exhibit less refinancing sensitivity than other MBS sectors (pass-through securities and agency CMOs). We will continue to opportunistically trade corporate securities, capturing rate moves and opportunities arising from spread volatility, while maintaining a low beta and avoiding significant exposure to financials.

The Touchstone Ultra Short Duration Fixed Income Fund currently maintains a duration of 0.64 years — midway through the traditional operating range of 0.5 to 0.8 years. With the Federal Reserve telegraphing an accommodative posture, we may opportunistically extend duration for the next several quarters into the higher end of the Fund's operating range. We will seek to continue to focus on high quality, non-government securities in an effort to maximize alpha, and add to the core income-producing agency segments of the Fund's portfolio opportunistically.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
Ultra Short Duration Fixed Income Fund - Class Z* and the BofA Merrill Lynch
3-Month U.S. Treasury Bill Index

*  The initial public offering of Class Z shares commenced on March 1, 1994.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Portfolios of Investments (Unaudited)

September 30, 2011

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

Touchstone Capital Appreciation Fund

Sector Allocation*	(% of Net Assets)
Information Technology	21.4%
Health Care	19.6
Consumer Staples	15.7
Industrials	11.7
Consumer Discretionary	10.0
Energy	9.0
Financials	8.0
Materials	3.0
Investment Funds	1.9
Other Assets/Liabilities (Net)	(0.3)
Total	100.0%

Touchstone Emerging Markets Equity Fund

Sector Allocation*	(% of Net Assets)
Financials	18.1%
Consumer Discretionary	15.7
Materials	15.3
Energy	10.9
Consumer Staples	10.1
Information Technology	9.5
Telecommunication Services	6.6
Industrials	5.9
Utilities	4.0
Health Care	1.2
Investment Funds	7.0
Other Assets/Liabilities (Net)	(4.3)
Total	100.0%

Touchstone Emerging Markets Equity Fund II

Sector Allocation*	(% of Net Assets)
Financials	20.1%
Materials	17.9
Consumer Discretionary	10.0
Energy	9.7
Information Technology	9.1
Consumer Staples	7.8
Telecommunication Services	5.4
Utilities	4.4
Industrials	2.5
Health Care	1.3
Equity Linked Notes	8.5
Investment Funds	0.1
Other Assets/Liabilities (Net)	3.2
Total	100.0%

Touchstone Focused Equity Fund

Sector Allocation*	(% of Net Assets)
Financials	22.4%
Information Technology	22.2
Industrials	14.3
Consumer Discretionary	12.6
Energy	8.0
Health Care	6.5
Telecommunication Services	5.9
Consumer Staples	2.9
Materials	1.3
Investment Funds	12.2
Other Assets/Liabilities (Net)	(8.3)
Total	100.0%

Tabular Presentation of Portfolios of Investments (Continued)

Touchstone Global Equity Fund

Sector Allocation*	(% of Net Assets)
Materials	19.6%
Consumer Staples	17.8
Health Care	12.5
Industrials	11.3
Energy	10.7
Telecommunication Services	7.5
Information Technology	6.5
Consumer Discretionary	6.0
Financials	4.5
Investment Funds	1.8
Other Assets/Liabilities (Net)	1.8
Total	100.0%

Touchstone Global Real Estate Fund

Sector Allocation*	(% of Net Assets)
Financials	98.5%
Investment Funds	4.1
Other Assets/Liabilities (Net)	(2.6)
Total	100.0%

Touchstone Intermediate Fixed Income Fund

Credit Quality	(% of Investment Securities)
U.S. Treasury	27.7%
U.S. Agency	15.9
AAA/Aaa	3.0
AA/Aa	8.5
A/A	23.6
BBB/Baa	21.3
Total	100.0%

Touchstone International Fixed Income Fund

Credit Quality	(% of Investment Securities)
AAA/Aaa	58.0%
AA/Aa	14.9
A/A	8.4
BBB/Baa	8.0
BB/Ba	5.3
B/B	2.6
NR	2.8
Total	100.0%

Touchstone Large Cap Relative Value Fund

Sector Allocation*	(% of Net Assets)
Financials	15.9%
Consumer Discretionary	15.9
Energy	15.6
Information Technology	15.0
Industrials	13.0
Health Care	7.9
Utilities	5.6
Telecommunication Services	2.8
Materials	2.7
Consumer Staples	2.1
Investment Funds	3.7
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%

Tabular Presentation of Portfolios of Investments (Continued)

Touchstone Market Neutral Equity Fund

Sector Allocation*	(% of Net Assets)
Long Positions
Information Technology	20.9%
Financials	13.6
Health Care	12.7
Consumer Discretionary	12.4
Industrials	9.6
Energy	7.9
Materials	3.3
Utilities	3.0
Consumer Staples	2.0
Telecommunication Services	0.6
Investment Funds	0.7
Cash Collateral for Securities Sold Short	99.3
Other Assets/Liabilities (Net)	(0.2)
185.8
Short Positions
Information Technology	(18.1)
Financials	(15.0)
Health Care	(12.0)
Consumer Discretionary	(12.0)
Industrials	(10.7)
Energy	(7.5)
Materials	(4.2)
Utilities	(3.6)
Consumer Staples	(2.7)
(85.8)
Total	100.0%

Touchstone Merger Arbitrage Fund

Sector Allocation*	(% of Net Assets)
Long Positions
Health Care	16.2%
Information Technology	13.2
Financials	12.6
Industrials	11.2
Utilities	10.1
Materials	9.2
Energy	5.3
Consumer Discretionary	2.2
Telecommunication Services	1.9
Consumer Staples	1.1
Investment Funds	26.1
Cash Collateral for Securities Sold Short	14.2
Other Assets/Liabilities (Net)	(11.7)
111.6
Short Positions
Utilities	(3.4)
Materials	(2.3)
Financials	(2.0)
Telecommunication Services	(1.9)
Consumer Discretionary	(1.1)
Energy	(0.8)
Health Care	(0.1)
(11.6)
Total	100.0%

Touchstone Mid Cap Fund

Sector Allocation*	(% of Net Assets)
Information Technology	19.6%
Financials	12.7
Industrials	11.7
Health Care	11.6
Consumer Discretionary	11.5
Consumer Staples	11.2
Utilities	7.7
Energy	5.3
Materials	5.1
Telecommunication Services	2.2
Investment Funds	5.7
Other Assets/Liabilities (Net)	(4.3)
Total	100.0%

Touchstone Mid Cap Value Fund

Sector Allocation*	(% of Net Assets)
Financials	22.2%
Utilities	11.9
Industrials	11.5
Consumer Discretionary	10.9
Health Care	10.5
Information Technology	9.2
Materials	8.8
Energy	6.8
Consumer Staples	6.0
Investment Funds	6.0
Other Assets/Liabilities (Net)	(3.8)
Total	100.0%

Tabular Presentation of Portfolios of Investments (Continued)

Touchstone Premium Yield Equity Fund

Sector Allocation*	(% of Net Assets)
Energy	20.1%
Health Care	18.8
Utilities	18.8
Financials	13.2
Telecommunication Services	11.7
Information Technology	7.3
Materials	3.4
Industrials	2.3
Consumer Staples	1.9
Consumer Discretionary	1.1
Investment Funds	1.2
Other Assets/Liabilities (Net)	0.2
Total	100.0%

Touchstone Sands Capital Select Growth Fund

Sector Allocation*	(% of Net Assets)
Information Technology	37.7%
Consumer Discretionary	21.9
Health Care	15.6
Energy	10.5
Financials	4.9
Industrials	4.6
Materials	2.5
Investment Funds	4.6
Other Assets/Liabilities (Net)	(2.3)
Total	100.0%

Touchstone Short Duration Fixed Income Fund

Credit Quality	(% of Investment Securities)
U.S. Treasury	4.9%
U.S. Agency	23.6
AAA/Aaa	47.7
AA/Aa	8.7
A/A	6.9
BBB/Baa	8.2
Total	100.0%

Touchstone Small Cap Core Fund

Sector Allocation*	(% of Net Assets)
Financials	24.8%
Industrials	18.4
Consumer Discretionary	13.5
Consumer Staples	12.7
Information Technology	9.2
Materials	9.0
Energy	7.3
Health Care	3.8
Investment Funds	7.3
Other Assets/Liabilities (Net)	(6.0)
Total	100.0%

Touchstone Small Cap Value Fund

Sector Allocation*	(% of Net Assets)
Financials	25.6%
Industrials	20.8
Consumer Discretionary	15.8
Information Technology	8.7
Materials	7.3
Utilities	5.8
Energy	3.8
Consumer Staples	3.7
Health Care	3.6
Telecommunication Services	1.4
Investment Funds	10.4
Other Assets/Liabilities (Net)	(6.9)
Total	100.0%

Touchstone Total Return Bond Fund

Credit Quality	(% of Investment Securities)
U.S. Treasury	16.5%
U.S. Agency	53.8
AAA/Aaa	6.6
AA/Aa	2.3
A/A	5.9
BBB/Baa	9.1
BB/Ba	3.5
B/B	2.3
Total	100.0%

Tabular Presentation of Portfolios of Investments (Continued)

Touchstone Ultra Short Duration Fixed Income Fund

Credit Quality	(% of Investment Securities)
U.S. Agency	19.9%
AAA/Aaa	48.3
AA/Aa	7.5
A/A	4.0
BBB/Baa	20.3
Total	100.0%

*  Source: Bloomberg

Statements of Assets and Liabilities

September 30, 2011

	Touchstone Capital Appreciation Fund	Touchstone Emerging Markets Equity Fund	Touchstone Emerging Markets Equity Fund II	Touchstone Focused Equity Fund
Assets
Investment securities:
At cost	$7,566,833	$519,912,120	$5,555,203	$133,810,178
Affiliated securities, at fair value	$136,043	$10,965,632	$4,558	$4,009,511
Non-affiliated securities, at fair value	6,995,678	435,842,804	4,415,552	98,004,493
At fair value (A)	$7,131,721	$446,808,436	$4,420,110	$102,014,004
Cash	—	168,246	—	—
Foreign currency, at cost of $0, $788,157, $62,201 and $0, respectively	—	789,863	61,204	—
Dividends and interest receivable	2,906	361,881	3,018	63,539
Receivable for capital shares sold	—	1,247,935	—	86,772
Receivable for securities sold	—	236,051	97,738	108,238
Receivable for securities lending income	—	7,301	—	3,185
Receivable from Advisor	10,172	—	34,610	58,637
Tax reclaims receivable	—	2,803	—	—
Other assets	2,321	41,205	9,814	22,038
Total Assets	7,147,120	449,663,721	4,626,494	102,356,413
Liabilities
Payable upon return of securities loaned	—	19,179,142	—	7,446,706
Payable for capital shares redeemed	—	645,715	—	84,265
Payable for securities purchased	—	1,075,179	21,111	533,404
Payable for professional services	21,952	33,402	23,880	19,578
Payable for shareholder reporting fees	7,332	9,126	2,277	7,130
Payable for offering costs	—	—	4,235	—
Payable for pricing fees	936	6,065	2,999	1,012
Payable to Custodian	343	77,974	4,683	7,444
Payable to Advisor	—	405,881	—	—
Payable to other affiliates	2,239	22,842	1,170	46,986
Payable to Trustees	2,292	2,292	2,077	2,292
Other accrued expenses and liabilities	1,217	7,839	222	53,001
Total Liabilities	36,311	21,465,457	62,654	8,201,818
Net Assets	$7,110,809	$428,198,264	$4,563,840	$94,154,595
Net assets consist of:
Paid-in capital	$7,490,447	$493,266,975	$5,736,638	$123,218,211
Accumulated net investment income	29,512	4,283,779	34,166	424,294
Accumulated net realized gains (losses) on investments and foreign currency transactions	25,962	3,781,754	(69,956)	2,308,264
Net unrealized appreciation (depreciation) on investments	(435,112)	(73,103,684)	(1,135,093)	(31,796,174)
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	—	(30,560)	(1,915)	—
Net Assets	$7,110,809	$428,198,264	$4,563,840	$94,154,595
Pricing of Class A Shares
Net assets attributable to Class A shares	$3,745,518	$26,592,491	$416,661	$80,740,712
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	376,222	2,488,179	52,398	8,500,139
Net asset value and redemption price per share	$9.96	$10.69	$7.95	$9.50
Maximum offering price per share	$10.57	$11.34	$8.44	$10.08

Statements of Assets and Liabilities (Continued)

	Touchstone Capital Appreciation Fund	Touchstone Emerging Markets Equity Fund	Touchstone Emerging Markets Equity Fund II	Touchstone Focused Equity Fund
Pricing of Class C Shares
Net assets attributable to Class C shares	$420,746	$5,417,032	$16,574	$178,712
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	42,783	514,170	2,090	19,057
Net asset value, offering price and redemption price per share*	$9.83	$10.54	$7.93	$9.38
Pricing of Class Y Shares
Net assets attributable to Class Y shares	$149,451	$151,532,109	$200,324	$12,383,300
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	15,002	14,107,904	25,160	1,289,821
Net asset value, offering price and redemption price per share	$9.96	$10.74	$7.96	$9.60
Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$2,795,094	$244,656,632	$3,930,281	$851,871
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	280,695	22,734,934	493,268	91,822
Net asset value, offering price and redemption price per share	$9.96	$10.76	$7.97	$9.28
(A) Includes market value of securities on loan of:	$—	$18,137,165	$—	$6,877,531

*  Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

Statements of Assets and Liabilities (Continued)

	Touchstone Global Equity Fund	Touchstone Global Real Estate Fund	Touchstone Intermediate Fixed Income Fund	Touchstone International Fixed Income Fund
Assets
Investment securities:
At cost	$4,101,472	$6,037,048	$94,032,152	$11,124,834
Affiliated securities, at fair value	$68,887	$100,471	$1,733,395	$—
Non-affiliated securities, at fair value	3,718,977	5,301,392	96,358,172	11,106,822
At fair value (A)	$3,787,864	$5,401,863	$98,091,567	$11,106,822
Foreign currency, at cost of $1,736, $518, $0 and $356,537, respectively	2,927	518	—	351,783
Unrealized appreciation on forward foreign currency contracts	—	—	—	525,443
Dividends and interest receivable	7,291	13,622	876,708	144,369
Receivable for capital shares sold	—	—	129,223	300
Receivable for securities sold	90,435	517	—	120,756
Receivable for securities lending income	—	11	—	—
Receivable from Advisor	10,186	4,442	—	5,133
Tax reclaims receivable	3,205	521	—	3,252
Other assets	6,691	5,688	3,812	16,443
Total Assets	3,908,599	5,427,182	99,101,310	12,274,301
Liabilities
Bank overdraft	—	—	—	6,290
Unrealized depreciation on forward foreign currency contracts	—	—	—	301,073
Dividends payable	—	—	241,907	—
Payable upon return of securities loaned	—	116,355	—	—
Payable for capital shares redeemed	—	617	189,600	6,055
Payable for securities purchased	1,542	518	—	111,000
Payable for professional services	26,759	28,400	23,390	28,777
Payable for shareholder reporting fees	7,386	7,337	1,671	7,318
Payable for pricing fees	7,053	476	6,224	21,229
Payable to Custodian	2,114	3,308	7,662	747
Payable to Advisor	—	—	15,771	—
Payable to other affiliates	1,111	949	928	1,258
Payable to Trustees	2,292	2,292	2,292	2,292
Other accrued expenses and liabilities	1,243	869	2,139	636
Total Liabilities	49,500	161,121	491,584	486,675
Net Assets	$3,859,099	$5,266,061	$98,609,726	$11,787,626
Net assets consist of:
Paid-in capital	$3,779,387	$5,670,139	$93,258,172	$11,605,116
Accumulated net investment income (loss)	24,850	1,093	6,968	(5,963)
Accumulated net realized gains (losses) on investments and foreign currency transactions	368,361	230,071	1,285,171	(6,517)
Net unrealized appreciation (depreciation) on investments	(313,608)	(635,185)	4,059,415	(18,012)
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	109	(57)	—	213,002
Net Assets	$3,859,099	$5,266,061	$98,609,726	$11,787,626
Pricing of Class A Shares
Net assets attributable to Class A shares	$635,515	$2,037,771	$—	$2,554,868
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	64,447	208,881	—	243,487
Net asset value and redemption price per share	$9.86	$9.76	$—	$10.49
Maximum offering price per share	$10.46	$10.36	$—	$11.01

Statements of Assets and Liabilities (Continued)

	Touchstone Global Equity Fund	Touchstone Global Real Estate Fund	Touchstone Intermediate Fixed Income Fund	Touchstone International Fixed Income Fund
Pricing of Class C Shares
Net assets attributable to Class C shares	$100,866	$116,296	$—	$580,873
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,306	11,870	—	55,416
Net asset value, offering price and redemption price per share*	$9.79	$9.80	$—	$10.48
Pricing of Class Y Shares
Net assets attributable to Class Y shares	$197,086	$118,163	$—	$721,100
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	19,849	12,013	—	68,809
Net asset value, offering price and redemption price per share	$9.93	$9.84	$—	$10.48
Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$2,925,632	$2,993,831	$98,609,726	$7,930,785
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	294,921	301,704	10,809,942	756,511
Net asset value, offering price and redemption price per share	$9.92	$9.92	$9.12	$10.48
(A) Includes market value of securities on loan of:	$—	$112,715	$—	$—

*  Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

Statements of Assets and Liabilities (Continued)

	Touchstone Large Cap Relative Value Fund	Touchstone Market Neutral Equity Fund	Touchstone Merger Arbitrage Fund	Touchstone Mid Cap Fund
Assets
Investment securities:
At cost	$6,953,468	$40,896,319	$7,311,802	$79,709,519
Affiliated securities, at fair value	$232,307	$294,473	$1,619,183	$900,109
Non-affiliated securities, at fair value	6,000,759	37,775,424	5,673,321	82,392,814
At fair value (A)	$6,233,066	$38,069,897	$7,292,504	$83,292,923
Cash collateral for securities sold short	—	43,581,634	952,527	—
Dividends and interest receivable	7,964	31,108	2,739	57,071
Receivable for capital shares sold	—	15,997	50,847	8,313
Receivable for securities sold	—	—	155,261	746,691
Receivable for securities lending income	—	—	—	487
Receivable from Advisor	8,109	—	9,800	—
Other assets	7,757	9,718	1,100	12,316
Total Assets	6,256,896	81,708,354	8,464,778	84,117,801
Liabilities
Short positions, at cost of $0, $42,654,642, $802,176, and $0, respectively	—	37,675,153	775,365	—
Dividends for securities sold short	—	40,053	3,146	—
Payable upon return of securities loaned	—	—	—	3,691,083
Payable for capital shares redeemed	738	—	—	142,732
Payable for securities purchased	—	—	970,469	303,142
Payable for professional services	24,375	20,630	18,025	26,028
Payable for shareholder reporting fees	8,259	5,478	4,751	7,701
Payable for offering costs	—	—	1,352	—
Payable for pricing fees	727	3,225	218	552
Payable to Custodian	122	31,554	40	2,039
Payable to Advisor	—	25,582	—	39,522
Payable to other affiliates	1,676	2,355	737	5,642
Payable to Trustees	2,292	2,292	1,082	2,292
Other accrued expenses and liabilities	754	315	150	3,044
Total Liabilities	38,943	37,806,637	1,775,335	4,223,777
Net Assets	$6,217,953	$43,901,717	$6,689,443	$79,894,024
Net assets consist of:
Paid-in capital	$6,697,030	$42,801,142	$6,680,885	$243,474,547
Accumulated net investment income (loss)	—	(8,388)	(1,883)	37,908
Accumulated net realized gains (losses) on investments and foreign currency transactions	241,325	(1,044,104)	2,928	(167,201,835)
Net unrealized appreciation (depreciation) on investments	(720,402)	2,153,067	7,513	3,583,404
Net Assets	$6,217,953	$43,901,717	$6,689,443	$79,894,024
Pricing of Class A Shares
Net assets attributable to Class A shares	$660,928	$3,382,901	$259,622	$698,031
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	63,137	341,777	25,902	53,052
Net asset value and redemption price per share	$10.47	$9.90	$10.02	$13.16
Maximum offering price per share	$11.11	$10.50	$10.63	$13.96

Statements of Assets and Liabilities (Continued)

	Touchstone Large Cap Relative Value Fund	Touchstone Market Neutral Equity Fund	Touchstone Merger Arbitrage Fund	Touchstone Mid Cap Fund
Pricing of Class C Shares
Net assets attributable to Class C shares	$265,885	$183,780	$254,310	$476,499
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	25,595	18,832	25,415	36,760
Net asset value, offering price and redemption price per share*	$10.39	$9.76	$10.01	$12.96
Pricing of Class Y Shares
Net assets attributable to Class Y shares	$2,415,329	$40,335,036	$1,159,968	$77,785,128
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	231,761	4,050,446	115,733	5,908,153
Net asset value, offering price and redemption price per share	$10.42	$9.96	$10.02	$13.17
Pricing of Class Z Shares
Net assets attributable to Class Y shares	$—	$—	$—	$934,366
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	—	71,455
Net asset value, offering price and redemption price per share	$—	$—	$—	$13.08
Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$2,875,811	$—	$5,015,543	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	275,929	—	500,250	—
Net asset value, offering price and redemption price per share	$10.42	$—	$10.03	$—
(A) Includes market value of securities on loan of:	$—	$—	$—	$3,507,465

*  Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

Statements of Assets and Liabilities (Continued)

	Touchstone Mid Cap Value Fund	Touchstone Premium Yield Equity Fund	Touchstone Sands Capital Select Growth Fund	Touchstone Short Duration Fixed Income Fund
Assets
Investment securities:
At cost	$56,229,102	$38,288,223	$1,219,526,611	$40,628,180
Affiliated securities, at fair value	$978,214	$483,397	$34,986,163	$202,113
Non-affiliated securities, at fair value	47,856,978	39,673,372	1,329,749,561	40,997,127
At fair value (A)	$48,835,192	$40,156,769	$1,364,735,724	$41,199,240
Dividends and interest receivable	110,643	107,218	421,272	244,877
Receivable for capital shares sold	9,439	67,639	9,624,226	86,956
Receivable for securities sold	202,791	—	—	—
Receivable for securities lending income	1,041	—	3,741	—
Receivable from Advisor	—	—	—	24,134
Tax reclaims receivable	—	4,366	—	—
Other assets	13,819	16,266	101,380	11,946
Total Assets	49,172,925	40,352,258	1,374,886,343	41,567,153
Liabilities
Dividends payable	—	—	—	83,721
Payable upon return of securities loaned	1,567,248	—	26,034,381	—
Payable for capital shares redeemed	41	68,683	2,283,383	124,951
Payable for securities purchased	487,179	—	9,675,498	—
Payable for professional services	21,962	18,436	32,739	26,986
Payable for shareholder reporting fees	7,099	5,825	37,345	5,265
Payable for pricing fees	548	293	340	7,047
Payable to Custodian	1,323	4,522	8,849	658
Payable to Advisor	21,255	18,521	954,157	—
Payable to other affiliates	1,805	13,920	1,602,374	38,943
Payable to Trustees	2,292	2,292	2,292	2,292
Other accrued expenses and liabilities	595	1,001	71,054	3,195
Total Liabilities	2,111,347	133,493	40,702,412	293,058
Net Assets	$47,061,578	$40,218,765	$1,334,183,931	$41,274,095
Net assets consist of:
Paid-in capital	$51,466,417	$44,699,487	$1,286,924,104	$46,274,568
Accumulated net investment income	34,420	81,863	—	32,564
Accumulated net realized gains (losses) on investments and foreign currency transactions	2,954,651	(6,431,131)	(97,949,286)	(5,604,097)
Net unrealized appreciation (depreciation) on investments	(7,393,910)	1,868,546	145,209,113	571,060
Net Assets	$47,061,578	$40,218,765	$1,334,183,931	$41,274,095
Pricing of Class A Shares
Net assets attributable to Class A shares	$2,363,871	$28,739,177	$21,211,316	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	217,707	4,248,339	2,258,488	—
Net asset value and redemption price per share	$10.86	$6.76	$9.39	$—
Maximum offering price per share	$11.52	$7.17	$9.96	$—
Pricing of Class C Shares
Net assets attributable to Class C shares	$204,494	$7,499,464	$8,660,018	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	18,902	1,109,789	928,288	—
Net asset value, offering price and redemption price per share*	$10.82	$6.76	$9.33	$—

Statements of Assets and Liabilities (Continued)

	Touchstone Mid Cap Value Fund	Touchstone Premium Yield Equity Fund	Touchstone Sands Capital Select Growth Fund	Touchstone Short Duration Fixed Income Fund
Pricing of Class Y Shares
Net assets attributable to Class Y shares	$4,684,886	$3,980,124	$392,463,863	$1,163,582
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	430,171	589,371	41,073,872	118,615
Net asset value, offering price and redemption price per share	$10.89	$6.75	$9.56	$9.81
Pricing of Class Z Shares
Net assets attributable to Class Y shares	$—	$—	$911,848,734	$40,110,513
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	97,107,322	4,088,643
Net asset value, offering price and redemption price per share	$—	$—	$9.39	$9.81
Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$39,808,327	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,644,444	—	—	—
Net asset value, offering price and redemption price per share	$10.92	$—	$—	$—
(A) Includes market value of securities on loan of:	$1,483,928	$—	$24,642,088	$—

*  Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

Statements of Assets and Liabilities (Continued)

	Touchstone Small Cap Core Fund	Touchstone Small Cap Value Fund	Touchstone Total Return Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund
Assets
Investment securities:
At cost	$170,051,156	$48,723,014	$29,807,065	$354,023,850
Affiliated securities, at fair value	$3,316,617	$1,778,524	$1,678,743	$45,836,225
Non-affiliated securities, at fair value	161,981,075	38,971,370	29,456,583	308,102,127
At fair value (A)	$165,297,692	$40,749,894	$31,135,326	$353,938,352
Cash	—	—	—	1,031
Dividends and interest receivable	264,166	57,869	248,179	1,930,222
Receivable for capital shares sold	440,812	12,706	156,546	2,320,161
Receivable for securities sold	453,659	327,809	—	—
Receivable for securities lending income	9,378	2,380	—	—
Receivable from Advisor	—	—	2,258	—
Other assets	28,830	13,731	7,409	27,248
Total Assets	166,494,537	41,164,389	31,549,718	358,217,014
Liabilities
Dividends payable	—	—	—	593,979
Payable upon return of securities loaned	8,021,530	2,200,244	—	—
Payable for capital shares redeemed	162,787	27,194	—	5,391,783
Payable for securities purchased	2,122,423	659,491	—	5,522,605
Payable for professional services	20,265	25,921	6,100	25,630
Payable for shareholder reporting fees	14,128	1,803	4,800	6,645
Payable for pricing fees	823	383	7,355	8,028
Payable to Custodian	4,697	922	1,746	1,326
Payable to Advisor	69,167	28,017	—	93,571
Payable to other affiliates	46,882	83,478	5,198	435,422
Payable to Trustees	2,292	2,292	4,256	2,292
Other accrued expenses and liabilities	17,401	4,437	663	4,349
Total Liabilities	10,482,395	3,034,182	30,118	12,085,630
Net Assets	$156,012,142	$38,130,207	$31,519,600	$346,131,384
Net assets consist of:
Paid-in capital	$158,931,723	$75,480,996	$33,539,081	$362,479,368
Accumulated net investment income	31,004	213,882	211,650	283,674
Accumulated net realized gains (losses) on investments and foreign currency transactions	1,802,879	(29,591,551)	(3,559,392)	(16,546,160)
Net unrealized appreciation (depreciation) on investments	(4,753,464)	(7,973,120)	1,328,261	(85,498)
Net Assets	$156,012,142	$38,130,207	$31,519,600	$346,131,384
Pricing of Class A Shares*
Net assets attributable to Class A shares	$43,074,298	$37,384,815	$4,737,284	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,606,776	2,698,576	467,507	—
Net asset value and redemption price per share	$11.94	$13.85	$10.13	$—
Maximum offering price per share	$12.67	$14.69	$10.64	$—

Statements of Assets and Liabilities (Continued)

	Touchstone Small Cap Core Fund	Touchstone Small Cap Value Fund		Touchstone Total Return Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund
Pricing of Class C Shares
Net assets attributable to Class C shares	$11,738,535	$2,006		$2,586,891	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	995,846	145		255,674	—
Net asset value, offering price and redemption price per share**	$11.79	$13.82	***	$10.12	$—
Pricing of Class Y Shares*
Net assets attributable to Class Y shares	$58,164,403	$2,022		$17,809,511	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,847,227	146		1,754,723	—
Net asset value, offering price and redemption price per share	$12.00	$13.89	***	$10.15	$—
Pricing of Class Z Shares
Net assets attributable to Class Y shares	$—	$—		$—	$346,131,384
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—		—	36,123,396
Net asset value, offering price and redemption price per share	$—	$—		$—	$9.58
Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$43,034,906	$741,364		$6,385,914	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,589,684	53,494		629,766	—
Net asset value, offering price and redemption price per share	$11.99	$13.86		$10.14	$—
(A) Includes market value of securities on loan of:	$7,518,033	$2,109,595		$—	$—

*  Effective August 1, 2011, Investor Class shares of Total Return Bond Fund were renamed Class A shares and Institutional Class shares were renamed Class Y shares.

**  Redemption price per share varies by length of time shares are held.

***  Amount does not calculate due to rounding.

See accompanying notes to financial statements.

Statements of Operations

For the Year Ended September 30, 2011

	Touchstone Capital Appreciation Fund	Touchstone Emerging Markets Equity Fund	Touchstone Emerging Markets Equity Fund II (A)	Touchstone Focused Equity Fund
Investment Income
Dividends from affiliated securities	$908	$26,280	$412	$9,060
Dividends from non-affiliated securities (B)	121,581	9,501,364	68,314	1,279,773
Interest	—	75,519	3,602	—
Income from securities loaned	53	30,819	—	45,595
Total Investment Income	122,542	9,633,982	72,328	1,334,428
Expenses
Investment advisory fees	56,306	3,623,734	26,378	534,289
Distribution expenses, Class A	9,500	72,669	272	161,347
Distribution expenses, Class C	4,523	64,148	75	2,063
Administration fees	15,015	669,795	4,796	152,092
Professional fees	21,939	50,155	31,667	21,120
Transfer Agent fees, Class A	4,426	39,863	1,982	128,871
Transfer Agent fees, Class C	376	6,569	1,946	329
Transfer Agent fees, Class Y	67	28,389	1,976	2,935
Transfer Agent fees, Institutional Class	8	2,522	1,943	38
Reports to shareholders, Class A	7,006	12,683	2,089	30,364
Reports to shareholders, Class C	6,648	6,339	2,085	3,667
Reports to shareholders, Class Y	6,603	14,942	2,091	3,972
Reports to shareholders, Institutional Class	6,596	7,016	2,090	3,628
Networking fees, Class A	1,184	13,922	18	109,319
Networking fees, Class C	24	5,049	6	84
Networking fees, Class Y	—	1,215	52	18
Networking fees, Institutional Class	—	22	—	—
Registration fees, Class A	9,878	16,110	—	13,941
Registration fees, Class C	8,034	7,957	—	3,437
Registration fees, Class Y	8,278	17,525	1,771	6,587
Registration fees, Institutional Class	3,438	21,967	—	3,459
Trustees' fees and expenses	9,079	9,161	6,207	8,977
Postage and supplies	5,984	14,626	2,946	41,439
Custodian fees	189	369,062	15,225	19,864
Compliance fees and expenses	1,766	1,688	872	1,338
Pricing fees	609	8,517	3,000	459
Offering costs	—	—	4,235	—
Other expenses	—	5,519	19	—
Total Expenses	187,476	5,091,164	113,741	1,253,637
Fees waived by the Administrator	(15,015)	(273,189)	(4,796)	(152,092)
Fees waived and/or expenses reimbursed by the Advisor	(92,490)	—	(76,025)	(213,901)
Net Expenses	79,971	4,817,975	32,920	887,644
Net Investment Income	42,571	4,816,007	39,408	446,784
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) from security transactions	26,019	3,834,919	(69,956)	2,342,938
Net realized losses from foreign currency transactions	—	(369,000)	(5,386)	—
Net change in unrealized appreciation/depreciation on investments	(409,428)	(90,096,851)	(1,135,093)	(31,882,374)
Net change in unrealized appreciation/depreciation on foreign currency transactions	—	(31,249)	(1,915)	—
Net Realized and Unrealized Losses on Investments	(383,409)	(86,662,181)	(1,212,350)	(29,539,436)
Change in Net Assets Resulting from Operations	$(340,838)	$(81,846,174)	$(1,172,942)	$(29,092,652)

(A)  Represents the period from commencement of operations (April 18, 2011) through September 30, 2011.

(B) Net of foreign tax withholding of:	$—	$524,865	$3,768	$20,367

See accompanying notes to financial statements.

Statements of Operations (Continued)

	Touchstone Global Equity Fund	Touchstone Global Real Estate Fund	Touchstone Intermediate Fixed Income Fund	Touchstone International Fixed Income Fund
Investment Income
Dividends from affiliated securities	$302	$148	$7,283	$655
Dividends from non-affiliated securities (A)	80,663	175,565	—	—
Interest (B)	—	—	3,353,552	313,697
Income from securities loaned	781	805	—	—
Total Investment Income	81,746	176,518	3,360,835	314,352
Expenses
Investment advisory fees	39,076	37,973	409,263	58,274
Distribution expenses, Class A	2,373	2,540	—	4,114
Distribution expenses, Class C	1,142	1,322	—	4,552
Administration fees	9,194	9,493	204,633	21,191
Professional fees	30,408	32,033	34,353	28,264
Transfer Agent fees, Class A	1,991	913	—	1,790
Transfer Agent fees, Class C	13	13	—	97
Transfer Agent fees, Class Y	120	21	—	198
Transfer Agent fees, Institutional Class	8	10	2,430	13
Reports to shareholders, Class A	6,479	6,678	—	7,066
Reports to shareholders, Class C	6,446	6,413	—	6,858
Reports to shareholders, Class Y	6,472	6,424	—	6,835
Reports to shareholders, Institutional Class	6,454	6,413	11,283	6,801
Networking fees, Class A	488	42	—	39
Networking fees, Class C	—	11	—	14
Networking fees, Class Y	—	—	—	8
Networking fees, Institutional Class	—	—	103	—
Registration fees, Class A	6,577	3,602	—	3,433
Registration fees, Class C	2,812	3,077	—	3,479
Registration fees, Class Y	3,047	2,853	—	3,345
Registration fees, Institutional Class	2,914	2,813	3,625	2,647
Trustees' fees and expenses	9,078	9,078	9,023	9,079
Postage and supplies	4,949	4,698	1,324	5,024
Custodian fees	3,619	29,722	8,726	3,913
Compliance fees and expenses	1,763	1,763	1,974	1,678
Pricing fees	7,369	5,274	25,436	7,030
Other expenses	—	—	3,039	—
Total Expenses	152,792	173,179	715,212	185,742
Fees waived by the Administrator	(9,194)	(9,493)	(204,633)	(21,191)
Fees waived and/or expenses reimbursed by the Advisor	(95,032)	(110,858)	(101,432)	(78,613)
Net Expenses	48,566	52,828	409,147	85,938
Net Investment Income	33,180	123,690	2,951,688	228,414
Realized and Unrealized Gains (Losses) on Investments
Net realized gains from security transactions	426,999	341,338	1,209,268	12,108
Net realized gains (losses) from foreign currency transactions	(4,368)	31	—	95,068
Net change in unrealized appreciation/depreciation on investments	(626,857)	(953,675)	(1,697,151)	(399,947)
Net change in unrealized appreciation/depreciation on foreign currency transactions	(236)	(31)	—	186,259
Net Realized and Unrealized Losses on Investments	(204,462)	(612,337)	(487,883)	(106,512)
Change in Net Assets Resulting from Operations	$(171,282)	$(488,647)	$2,463,805	$121,902
(A) Net of foreign tax withholding of:	$5,067	$5,382	$—	$—
(B) Net of foreign tax withholding of:	$—	$—	$1,391	$4,261

See accompanying notes to financial statements.

Statements of Operations (Continued)

	Touchstone Large Cap Relative Value Fund	Touchstone Market Neutral Equity Fund	Touchstone Merger Arbitrage Fund (A)	Touchstone Mid Cap Fund
Investment Income
Dividends from affiliated securities	$623	$1,421	$280	$2,149
Dividends from non-affiliated securities (B)	116,520	335,231	5,638	1,345,442
Income from securities loaned	12	743	—	20,630
Total Investment Income	117,155	337,395	5,918	1,368,221
Expenses
Investment advisory fees	43,416	476,063	8,113	898,808
Distribution expenses, Class A	2,540	4,410	16	2,002
Distribution expenses, Class C	3,191	1,919	59	4,279
Administration fees	12,405	73,241	1,537	224,704
Shareholder servicing fees	—	—	—	2,019
Professional fees	20,002	23,584	18,025	25,461
Transfer Agent fees, Class A	3,084	2,305	100	1,381
Transfer Agent fees, Class C	55	84	48	457
Transfer Agent fees, Class Y	675	707	36	4,312
Transfer Agent fees, Class Z	—	—	—	945
Transfer Agent fees, Institutional Class	17	—	26	—
Reports to shareholders, Class A	6,604	7,928	1,224	7,125
Reports to shareholders, Class C	6,505	7,057	1,206	7,125
Reports to shareholders, Class Y	7,486	7,192	1,203	9,688
Reports to shareholders, Class Z	—	—	—	7,485
Reports to shareholders, Institutional Class	6,486	—	1,203	—
Networking fees, Class A	26	73	—	102
Networking fees, Class C	42	114	—	158
Networking fees, Class Y	—	—	—	68
Networking fees, Class Z	—	—	—	737
Registration fees, Class A	5,334	5,297	—	5,469
Registration fees, Class C	2,421	3,315	—	4,759
Registration fees, Class Y	2,558	3,274	—	3,613
Registration fees, Class Z	—	—	—	10,484
Registration fees, Institutional Class	2,509	—	—	—
Trustees' fees and expenses	9,079	9,086	1,082	9,964
Dividend expense on securities sold short	—	481,777	4,950	—
Postage and supplies	2,224	4,657	981	3,205
Custodian fees	162	21,031	40	2,169
Compliance fees and expenses	1,669	1,686	455	728
Pricing fees	712	12,687	218	1,313
Offering costs	—	—	1,352	—
Other expenses	—	587	12	3,725
Total Expenses	139,202	1,148,074	41,886	1,242,285
Fees waived by the Administrator	(12,405)	(73,241)	(1,537)	(156,505)
Fees waived and/or expenses reimbursed by the Advisor	(67,764)	(128,586)	(25,319)	—
Net Expenses	59,033	946,247	15,030	1,085,780
Net Investment Income (Loss)	58,122	(608,852)	(9,112)	282,441

Statements of Operations (Continued)

	Touchstone Large Cap Relative Value Fund	Touchstone Market Neutral Equity Fund	Touchstone Merger Arbitrage Fund (A)	Touchstone Mid Cap Fund
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) from security transactions	$245,061	$(596,750)	$10,082	$25,256,142
Net change in unrealized appreciation/depreciation on investments	(1,054,309)	1,926,946	7,513	(14,842,998)
Net Realized and Unrealized Gains (Losses) on Investments	(809,248)	1,330,196	17,595	10,413,144
Change in Net Assets Resulting from Operations	$(751,126)	$721,344	$8,483	$10,695,585

(A)  Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B) Net of foreign tax withholding of:	$—	$827	$—	$12,390

See accompanying notes to financial statements.

Statements of Operations (Continued)

	Touchstone Mid Cap Value Fund	Touchstone Premium Yield Equity Fund	Touchstone Sands Capital Select Growth Fund (A)	Touchstone Short Duration Fixed Income Fund
Investment Income
Dividends from affiliated securities	$1,271	$2,377	$39,331	$1,962
Dividends from non-affiliated securities (B)	1,054,940	1,864,586	5,322,239	—
Interest	—	—	—	1,229,193
Income from securities loaned	18,728	—	32,149	—
Total Investment Income	1,074,939	1,866,963	5,393,719	1,231,155
Expenses
Investment advisory fees	433,330	311,527	10,239,402	107,773
Distribution expenses, Class A	5,643	66,156	20,742	—
Distribution expenses, Class C	1,812	77,714	33,418	—
Administration fees	101,961	89,008	2,142,251	86,219
Shareholder servicing fees	—	—	1,888,170	99,394
Professional fees	19,581	24,717	116,798	20,345
Transfer Agent fees, Class A	2,445	5,364	7,823	—
Transfer Agent fees, Class C	70	4,321	4,620	—
Transfer Agent fees, Class Y	856	3,539	125,709	1,289
Transfer Agent fees, Class Z	—	—	495,033	29,569
Transfer Agent fees, Institutional Class	369	—	—	—
Reports to shareholders, Class A	7,501	8,658	5,100	—
Reports to shareholders, Class C	6,819	8,194	4,331	—
Reports to shareholders, Class Y	7,206	8,063	11,446	3,481
Reports to shareholders, Class Z	—	—	134,644	8,218
Reports to shareholders, Institutional Class	7,018	—	—	—
Networking fees, Class A	50	967	2,022	—
Networking fees, Class C	10	722	1,529	—
Networking fees, Class Y	2	98	7,524	—
Networking fees, Class Z	—	—	276,592	3,225
Registration fees, Class A	5,793	9,893	5,150	—
Registration fees, Class C	3,298	7,955	3,265	—
Registration fees, Class Y	5,086	13,209	29,137	6,362
Registration fees, Class Z	—	—	82,478	14,355
Registration fees, Institutional Class	4,637	—	—	—
Trustees' fees and expenses	9,091	10,049	10,331	10,048
Postage and supplies	3,159	4,203	10,757	1,420
Custodian fees	1,510	4,524	17,308	1,004
Compliance fees and expenses	1,682	1,562	760	1,435
Pricing fees	1,230	886	926	24,863
Other expenses	594	1,500	18,519	645
Total Expenses	630,753	662,829	15,695,785	419,645
Fees waived by the Administrator	(101,961)	(89,008)	(923,778)	(86,219)
Fees waived and/or expenses reimbursed by the Advisor	(59,631)	(7,098)	—	(17,857)
Net Expenses	469,161	566,723	14,772,007	315,569
Net Investment Income (Loss)	605,778	1,300,240	(9,378,288)	915,586

Statements of Operations (Continued)

	Touchstone Mid Cap Value Fund	Touchstone Premium Yield Equity Fund	Touchstone Sands Capital Select Growth Fund (A)	Touchstone Short Duration Fixed Income Fund
Realized and Unrealized Gains (Losses) on Investments
Net realized gains from security transactions	$3,255,733	$2,415,041	$20,212,078	$100,015
Net realized gains from foreign currency transactions	—	322	—	—
Net change in unrealized appreciation/depreciation on investments	(8,152,352)	(120,654)	(15,389,448)	(516,088)
Net change in unrealized appreciation/depreciation on foreign currency transactions	—	7	—	—
Net Realized and Unrealized Gains (Losses) on Investments	(4,896,619)	2,294,716	4,822,630	(416,073)
Change in Net Assets Resulting from Operations	$(4,290,841)	$3,594,956	$(4,555,658)	$499,513

(A)  Class A and Class C represent the period from commencement of operations (November 15, 2010) through September 30, 2011.

(B) Net of foreign tax withholding of:	$—	$25,295	$—	$—

See accompanying notes to financial statements.

Statements of Operations (Continued)

			Touchstone Total Return Bond Fund		Touchstone
	Touchstone Small Cap Core Fund	Touchstone Small Cap Value Fund (A)	For the Period Ended September 30, 2011 (B)	For the Year Ended March 31, 2011	Ultra Short Duration Fixed Income Fund
Investment Income
Dividends from affiliated securities	$6,328	$3,138	$346	$—	$61,561
Dividends from non-affiliated securities	1,968,584	1,633,864	—	21	—
Interest	—	—	523,641	828,148	5,657,325
Income from securities loaned	52,448	13,631	—	—	—
Total Investment Income	2,027,360	1,650,633	523,987	828,169	5,718,886
Expenses
Investment advisory fees	1,352,814	542,517	38,912	76,647	688,037
Distribution expenses, Class A	174,423	33,886	1,545	8	—
Distribution expenses, Class C	110,499	14	4,275	—	—
Administration fees	318,312	114,215	13,294	59,181	550,435
Shareholder servicing fees	—	108,678	—	—	636,620
Professional fees	25,956	31,526	13,579	32,422	35,311
Transfer Agent fees	—	—	—	24,020	—
Transfer Agent fees, Class A	184,892	22,003	830	—	—
Transfer Agent fees, Class C	10,663	2,281	427	—	—
Transfer Agent fees, Class Y	28,111	3,331	8,188	—	—
Transfer Agent fees, Class Z	—	—	—	—	98,644
Transfer Agent fees, Institutional Class	603	2,291	54	—	—
Reports to shareholders	—	—	—	66	—
Reports to shareholders, Class A	36,232	6,888	1,270	—	—
Reports to shareholders, Class C	7,245	2,053	1,259	—	—
Reports to shareholders, Class Y	7,877	2,053	1,260	—	—
Reports to shareholders, Class Z	—	—	—	—	21,202
Reports to shareholders, Institutional Class	5,595	2,053	1,228	—	—
Networking fees, Class A	45,834	9,396	323	—	—
Networking fees, Class C	17,204	—	294	—	—
Networking fees, Class Y	1,627	—	34	—	—
Networking fees, Class Z	—	—	—	—	11,783
Networking fees, Institutional Class	—	—	—	—	—
Registration fees	—	—	8,737	22,581	—
Registration fees, Class A	17,873	1,088	—	—	—
Registration fees, Class C	9,288	407	—	—	—
Registration fees, Class Y	16,286	407	—	—	—
Registration fees, Class Z	—	33,957	—	—	68,569
Registration fees, Institutional Class	12,362	407	—	—	—
Trustees' fees and expenses	9,121	9,947	6,824	3,360	10,005
Postage and supplies	34,444	4,731	7,227	—	2,592
Custodian fees	22,668	3,638	2,230	4,956	5,396
Compliance fees and expenses	1,236	1,309	8,228	21,250	1,138
Pricing fees	626	1,278	10,350	—	23,317
Other expenses	3,006	578	16	31,343	6,729
Total Expenses	2,454,797	940,932	130,384	275,834	2,159,778
Fees waived by the Administrator	(318,312)	(100,441)	(13,294)	—	(258,722)
Fees waived and/or expenses reimbursed by the Advisor	(161,991)	—	(58,144)	(208,164)	—
Net Expenses	1,974,494	840,491	58,946	67,670	1,901,056
Net Investment Income	52,866	810,142	465,041	760,499	3,817,830

Statements of Operations (Continued)

			Touchstone Total Return Bond Fund		Touchstone
	Touchstone Small Cap Core Fund	Touchstone Small Cap Value Fund (A)	For the Period Ended September 30, 2011 (B)	For the Year Ended March 31, 2011	Ultra Short Duration Fixed Income Fund
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) from security transactions	$2,090,097	$19,710,768	$(32,688)	$124,235	$198,188
Net change in unrealized appreciation/depreciation on investments	(9,589,918)	(20,021,935)	655,036	292,070	(989,421)
Net Realized and Unrealized Gains (Losses) on Investments	(7,499,821)	(311,167)	622,348	416,305	(791,233)
Change in Net Assets Resulting from Operations	$(7,446,955)	$498,975	$1,087,389	$1,176,804	$3,026,597

(A)  Class A, Class C, Class Y and Institutional Class represent the period from commencement of operations (March 1, 2011) through September 30, 2011. Effective June 10, 2011, Class Z shares converted to Class A shares.

(B)  Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Investor Class shares and Institutional Class shares were renamed Class A and Class Y shares, respectively. See footnote 9 in the Notes to Financial Statements.

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Touchstone Capital Appreciation Fund		Touchstone Emerging Markets Equity Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations
Net investment income	$42,571	$29,449	$4,816,007	$480,915
Net realized gains from security transactions	26,019	188,578	3,834,919	361,300
Net realized losses from foreign currency transactions	—	—	(369,000)	(89,588)
Net change in unrealized appreciation/depreciation on investments	(409,428)	(25,684)	(90,096,851)	16,993,167
Net change in unrealized appreciation/depreciation from foreign currency transactions	—	—	(31,249)	689
Change in Net Assets Resulting from Operations	(340,838)	192,343	(81,846,174)	17,746,483
Distributions to Shareholders
From net investment income, Class A	(9,445)	—	(37,637)	—
From net investment income, Class C	(26)	—	—	—
From net investment income, Class Y	(947)	(129)	(105,853)	—
From net investment income, Institutional Class	(25,334)	(7,574)	(412,012)	—
From net realized gains, Class A	(87,062)	—	(43,040)	—
From net realized gains, Class C	(12,556)	—	(10,387)	—
From net realized gains, Class Y	(3,928)	—	(83,966)	—
From net realized gains, Institutional Class	(85,089)	—	(267,192)	—
Decrease in Net Assets from Distributions to Shareholders	(224,387)	(7,703)	(960,087)	—
From Capital Share Transactions
Class A
Proceeds from shares sold	1,660,684	2,826,917	45,412,360	10,689,819
Reinvested distributions	66,251	—	76,185	—
Payments for shares redeemed	(381,312)	(105,717)	(23,746,786)	(1,353,192)
Change in Net Assets from Class A Share Transactions	1,345,623	2,721,200	21,741,759	9,336,627
Class C
Proceeds from shares sold	112,610	387,455	5,128,192	3,375,452
Reinvested distributions	12,056	—	9,846	—
Payments for shares redeemed	(19,726)	(39,304)	(2,139,533)	(177,973)
Change in Net Assets from Class C Share Transactions	104,940	348,151	2,998,505	3,197,479
Class Y
Proceeds from shares sold	23,500	172,799	177,114,328	13,519,919
Reinvested distributions	4,875	129	185,769	—
Payments for shares redeemed	—	(47,635)	(11,790,779)	(789,864)
Change in Net Assets from Class Y Share Transactions	28,375	125,293	165,509,318	12,730,055
Institutional Class
Proceeds from shares sold	—	2,702,500	173,718,140	115,334,491
Reinvested distributions	110,423	7,574	675,282	—
Payments for shares redeemed	—	(2,685)	(6,582,664)	(5,400,950)
Change in Net Assets from Institutional Class Share Transactions	110,423	2,707,389	167,810,758	109,933,541
Total Increase in Net Assets	1,024,136	6,086,673	275,254,079	152,944,185
Net Assets
Beginning of period	6,086,673	—	152,944,185	—
End of period	$7,110,809	$6,086,673	$428,198,264	$152,944,185
Accumulated Net Investment Income	$29,512	$22,693	$4,283,779	$392,274

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Emerging Markets Equity Fund II	Touchstone Focused Equity Fund
	Period Ended September 30, 2011 (A)	Year Ended September 30, 2011	Period Ended September 30, 2010 (B)
From Operations
Net investment income	$39,408	$446,784	$14,018
Net realized gains (losses) from security transactions	(69,956)	2,342,938	24,083
Net realized losses from foreign currency transactions	(5,386)	—	—
Net change in unrealized appreciation/depreciation on investments	(1,135,093)	(31,882,374)	86,200
Net change in unrealized appreciation/depreciation from foreign currency transactions	(1,915)	—	—
Change in Net Assets Resulting from Operations	(1,172,942)	(29,092,652)	124,301
Distributions to Shareholders
From net investment income, Class A	—	(6,175)	—
From net investment income, Class C	—	(682)	—
From net investment income, Institutional Class	—	(29,812)	—
From net realized gains, Class A	—	(6,831)	—
From net realized gains, Class C	—	(1,492)	—
From net realized gains, Class Y	—	(44,364)	—
From net realized gains, Institutional Class	—	(6,070)	—
Decrease in Net Assets from Distributions to Shareholders	—	(95,426)	—
From Capital Share Transactions
Class A
Proceeds from shares sold	491,662	120,060,690	916,448
Reinvested distributions	—	12,845	—
Payments for shares redeemed	(6,938)	(14,618,995)	(137,021)
Change in Net Assets from Class A Share Transactions	484,724	105,454,540	779,427
Class C
Proceeds from shares sold	20,500	185,089	191,017
Reinvested distributions	—	2,173	—
Payments for shares redeemed	—	(173,454)	(14,936)
Change in Net Assets from Class C Share Transactions	20,500	13,808	176,081
Class Y
Proceeds from shares sold	506,617	18,934,147	187,471
Reinvested distributions	—	1,474	—
Payments for shares redeemed	(207,739)	(3,300,545)	—
Change in Net Assets from Class Y Share Transactions	298,878	15,635,076	187,471
Institutional Class
Proceeds from shares sold	4,932,680	1,125,000	1,700,000
Reinvested distributions	—	35,882	—
Payments for shares redeemed	—	(891,605)	(997,308)
Change in Net Assets from Institutional Class Share Transactions	4,932,680	269,277	702,692
Total Increase in Net Assets	4,563,840	92,184,623	1,969,972
Net Assets
Beginning of period	—	1,969,972	—
End of period	$4,563,840	$94,154,595	$1,969,972
Accumulated Net Investment Income	$34,166	$424,294	$14,179

(A)  Represents the period from commencement of operations (April 18, 2011) through September 30, 2011.

(B)  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Global Equity Fund		Touchstone Global Real Estate Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations
Net investment income	$33,180	$41,332	$123,690	$95,911
Net realized gains (losses) from security transactions	426,999	(20,378)	341,338	138,925
Net realized gains (losses) from foreign currency transactions	(4,368)	(5,684)	31	(865)
Net change in unrealized appreciation/depreciation on investments	(626,857)	313,249	(953,675)	318,490
Net change in unrealized appreciation/depreciation from foreign currency transactions	(236)	345	(31)	(26)
Change in Net Assets Resulting from Operations	(171,282)	328,864	(488,647)	552,435
Distributions to Shareholders
From net investment income, Class A	(6,391)	—	(43,335)	(11,322)
From net investment income, Class C	—	—	(4,244)	(2,628)
From net investment income, Class Y	(1,051)	—	(5,585)	(3,504)
From net investment income, Institutional Class	(31,387)	(661)	(140,094)	(72,747)
From net realized gains, Class A	(7,311)	—	(43,479)	—
From net realized gains, Class C	(1,016)	—	(5,042)	—
From net realized gains, Class Y	(1,580)	—	(5,269)	—
From net realized gains, Institutional Class	(29,420)	—	(131,564)	—
Decrease in Net Assets from Distributions to Shareholders	(78,156)	(661)	(378,612)	(90,201)
From Capital Share Transactions
Class A
Proceeds from shares sold	559,641	2,163,712	2,394,721	1,809,940
Reinvested distributions	13,101	—	39,565	4,131
Payments for shares redeemed	(1,803,215)	(434,302)	(958,256)	(918,136)
Change in Net Assets from Class A Share Transactions	(1,230,473)	1,729,410	1,476,030	895,935
Class C
Proceeds from shares sold	2,723	102,506	3,658	107,708
Reinvested distributions	1,016	—	10,112	1,801
Payments for shares redeemed	—	(2,578)	—	(2,579)
Change in Net Assets from Class C Share Transactions	3,739	99,928	13,770	106,930
Class Y
Proceeds from shares sold	72,000	135,007	68,805	112,416
Reinvested distributions	2,632	—	12,019	2,338
Payments for shares redeemed	(78)	(2,585)	(64,842)	(2,587)
Change in Net Assets from Class Y Share Transactions	74,554	132,422	15,982	112,167
Institutional Class
Proceeds from shares sold	18,219	2,902,660	—	2,728,086
Reinvested distributions	60,807	661	282,243	62,162
Payments for shares redeemed	(9,008)	(2,585)	(19,414)	(2,805)
Change in Net Assets from Institutional Class Share Transactions	70,018	2,900,736	262,829	2,787,443
Total Increase (Decrease) in Net Assets	(1,331,600)	5,190,699	901,352	4,364,709
Net Assets
Beginning of period	5,190,699	—	4,364,709	—
End of period	$3,859,099	$5,190,699	$5,266,061	$4,364,709
Accumulated Net Investment Income	$24,850	$35,934	$1,093	$16,594

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Intermediate Fixed Income Fund		Touchstone International Fixed Income Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations
Net investment income	$2,951,688	$3,092,916	$228,414	$122,984
Net realized gains (losses) from security transactions	1,209,268	1,261,788	12,108	(90,113)
Net realized gains from foreign currency transactions	—	—	95,068	742,740
Net change in unrealized appreciation/depreciation on investments	(1,697,151)	4,058,725	(399,947)	381,935
Net change in unrealized appreciation/depreciation from foreign currency transactions	—	—	186,259	26,743
Change in Net Assets Resulting from Operations	2,463,805	8,413,429	121,902	1,184,289
Distributions to Shareholders
From net investment income, Class A	—	—	(133,401)	(4,889)
From net investment income, Class C	—	—	(34,790)	(1,083)
From net investment income, Class Y	—	—	(46,142)	(1,666)
From net investment income, Institutional Class	(3,044,360)	(3,085,391)	(743,823)	(114,989)
From net realized gains, Class A	—	—	(7,028)	—
From net realized gains, Class C	—	—	(1,865)	—
From net realized gains, Class Y	—	—	(2,365)	—
From net realized gains, Institutional Class	—	—	(32,587)	—
Decrease in Net Assets from Distributions to Shareholders	(3,044,360)	(3,085,391)	(1,002,001)	(122,627)
From Capital Share Transactions
Class A
Proceeds from shares sold	—	—	2,912,442	1,245,905
Reinvested distributions	—	—	128,026	3,105
Payments for shares redeemed	—	—	(1,627,808)	(13,119)
Change in Net Assets from Class A Share Transactions	—	—	1,412,660	1,235,891
Class C
Proceeds from shares sold	—	—	353,277	435,129
Reinvested distributions	—	—	36,366	732
Payments for shares redeemed	—	—	(176,267)	(61,506)
Change in Net Assets from Class C Share Transactions	—	—	213,376	374,355
Class Y
Proceeds from shares sold	—	—	1,754,869	243,298
Reinvested distributions	—	—	48,682	1,369
Payments for shares redeemed	—	—	(1,225,137)	(65,259)
Change in Net Assets from Class Y Share Transactions	—	—	578,414	179,408
Institutional Class
Proceeds from shares sold	8,288,109	10,603,276	27,361	6,724,021
Reinvested distributions	328,509	70,548	789,049	93,468
Payments for shares redeemed	(18,564,746)	(10,588,435)	(19,439)	(2,501)
Change in Net Assets from Institutional Class Share Transactions	(9,948,128)	85,389	796,971	6,814,988
Total Increase (Decrease) in Net Assets	(10,528,683)	5,413,427	2,121,322	9,666,304
Net Assets
Beginning of period	109,138,409	103,724,982	9,666,304	—
End of period	$98,609,726	$109,138,409	$11,787,626	$9,666,304
Accumulated Net Investment Income (Loss)	$6,968	$6,862	$(5,963)	$628,712

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Large Cap Relative Value Fund		Touchstone Market Neutral Equity Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations
Net investment income (loss)	$58,122	$29,177	$(608,852)	$(132,337)
Net realized gains (losses) from security transactions	245,061	1,676	(596,750)	(448,319)
Net change in unrealized appreciation/depreciation on investments	(1,054,309)	333,907	1,926,946	226,121
Change in Net Assets Resulting from Operations	(751,126)	364,760	721,344	(354,535)
Distributions to Shareholders
From net investment income, Class A	(8,077)	(671)	—	—
From net investment income, Class C	(541)	—	—	—
From net investment income, Class Y	(12,074)	(375)	—	—
From net investment income, Institutional Class	(57,889)	(12,250)	—	—
From net realized gains, Class A	(238)	—	—	—
From net realized gains, Class C	(120)	—	—	—
From net realized gains, Class Y	(51)	—	—	—
From net realized gains, Institutional Class	(1,372)	—	—	—
Decrease in Net Assets from Distributions to Shareholders	(80,362)	(13,296)	—	—
From Capital Share Transactions
Class A
Proceeds from shares sold	1,357,188	478,479	3,389,554	1,378,205
Reinvested distributions	8,315	234	—	—
Payments for shares redeemed	(1,172,139)	(20,601)	(711,849)	(742,866)
Change in Net Assets from Class A Share Transactions	193,364	458,112	2,677,705	635,339
Class C
Proceeds from shares sold	84,858	224,349	127,080	179,574
Reinvested distributions	661	—	—	—
Payments for shares redeemed	(31,669)	(5,682)	(112,854)	(7,513)
Change in Net Assets from Class C Share Transactions	53,850	218,667	14,226	172,061
Class Y
Proceeds from shares sold	3,564,715	102,690	7,781,351	32,758,376
Reinvested distributions	12,124	185	—	—
Payments for shares redeemed	(674,355)	(2,693)	(476,364)	(27,786)
Change in Net Assets from Class Y Share Transactions	2,902,484	100,182	7,304,987	32,730,590
Institutional Class
Proceeds from shares sold	—	2,708,680	—	—
Reinvested distributions	59,261	6,070	—	—
Payments for shares redeemed	—	(2,693)	—	—
Change in Net Assets from Institutional Class Share Transactions	59,261	2,712,057	—	—
Total Increase in Net Assets	2,377,471	3,840,482	10,718,262	33,183,455
Net Assets
Beginning of period	3,840,482	—	33,183,455	—
End of period	$6,217,953	$3,840,482	$43,901,717	$33,183,455
Accumulated Net Investment Income (Loss)	$—	$16,828	$(8,388)	$(9,165)

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Merger Arbitrage Fund	Touchstone Mid Cap Fund
	Period Ended September 30, 2011 (A)	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations
Net investment income (loss)	$(9,112)	$282,441	$1,008,789
Net realized gains from security transactions	10,082	25,256,142	23,865,581
Net change in unrealized appreciation/depreciation on investments	7,513	(14,842,998)	(6,883,713)
Change in Net Assets Resulting from Operations	8,483	10,695,585	17,990,657
Distributions to Shareholders
From net investment income, Class A	—	—	(2,244)
From net investment income, Class Y	—	(273,246)	(1,190,969)
From net investment income, Class Z	—	—	(9,678)
Decrease in Net Assets from Distributions to Shareholders	—	(273,246)	(1,202,891)
From Capital Share Transactions
Class A
Proceeds from shares sold	260,434	231,656	315,759
Reinvested distributions	—	—	1,943
Payments for shares redeemed	—	(238,503)	(136,363)
Change in Net Assets from Class A Share Transactions	260,434	(6,847)	181,339
Class C
Proceeds from shares sold	254,776	309,661	74,942
Payments for shares redeemed	—	(58,829)	(17,589)
Change in Net Assets from Class C Share Transactions	254,776	250,832	57,353
Class Y
Proceeds from shares sold	1,163,250	16,486,326	4,737,552
Reinvested distributions	—	10,151	60,646
Payments for shares redeemed	—	(72,682,133)	(66,295,717)
Change in Net Assets from Class Y Share Transactions	1,163,250	(56,185,656)	(61,497,519)
Class Z
Proceeds from shares sold	—	2,449,859	1,292,972
Reinvested distributions	—	—	9,404
Payments for shares redeemed	—	(2,115,870)	(2,500,722)
Change in Net Assets from Class Z Share Transactions	—	333,989	(1,198,346)
Institutional Class
Proceeds from shares sold	5,002,500	—	—
Change in Net Assets from Institutional Class Share Transactions	5,002,500	—	—
Total Increase (Decrease) in Net Assets	6,689,443	(45,185,343)	(45,669,407)
Net Assets
Beginning of period	—	125,079,367	170,748,774
End of period	$6,689,443	$79,894,024	$125,079,367
Accumulated Net Investment Income (Loss)	$(1,883)	$37,908	$185,791

(A)  Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Mid Cap Value Fund		Touchstone Premium Yield Equity Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations
Net investment income	$605,778	$102,980	$1,300,240	$1,046,941
Net realized gains from security transactions	3,255,733	238,449	2,415,041	50,767
Net realized gains from foreign currency transactions	—	—	322	—
Net change in unrealized appreciation/depreciation on investments	(8,152,352)	758,442	(120,654)	2,562,610
Net change in unrealized appreciation/depreciation from foreign currency transactions	—	—	7	(7)
Change in Net Assets Resulting from Operations	(4,290,841)	1,099,871	3,594,956	3,660,311
Distributions to Shareholders
From net investment income, Class A	(18,796)	(1,976)	(783,294)	(667,836)
From net investment income, Class C	(470)	(432)	(179,677)	(122,960)
From net investment income, Class Y	(28,493)	(2,739)	(332,573)	(223,195)
From net investment income, Institutional Class	(555,638)	(62,130)	—	—
From net realized gains, Class A	(8,176)	—	—	—
From net realized gains, Class C	(1,773)	—	—	—
From net realized gains, Class Y	(8,159)	—	—	—
From net realized gains, Institutional Class	(526,560)	—	—	—
Decrease in Net Assets from Distributions to Shareholders	(1,148,065)	(67,277)	(1,295,544)	(1,013,991)
From Capital Share Transactions
Class A
Proceeds from shares sold	4,384,562	510,831	7,308,051	2,968,118
Reinvested distributions	26,888	1,628	781,388	586,882
Payments for shares redeemed	(1,823,276)	(180,663)	(2,520,094)	(2,878,322)
Change in Net Assets from Class A Share Transactions	2,588,174	331,796	5,569,345	676,678
Class C
Proceeds from shares sold	112,061	115,187	1,961,365	3,646,302
Reinvested distributions	2,243	432	149,469	76,606
Payments for shares redeemed	(11,357)	(2,665)	(1,763,905)	(575,335)
Change in Net Assets from Class C Share Transactions	102,947	112,954	346,929	3,147,573
Class Y
Proceeds from shares sold	5,312,984	531,122	8,576,183	11,881,432
Reinvested distributions	37,124	1,817	274,614	168,237
Payments for shares redeemed	(193,562)	(2,681)	(17,699,494)	(1,417,237)
Change in Net Assets from Class Y Share Transactions	5,156,546	530,258	(8,848,697)	10,632,432
Institutional Class
Proceeds from shares sold	2,992,360	38,539,982	—	—
Reinvested distributions	1,115,061	29,266	—	—
Payments for shares redeemed	(28,782)	(2,672)	—	—
Change in Net Assets from Institutional Class Share Transactions	4,078,639	38,566,576	—	—
Total Increase (Decrease) in Net Assets	6,487,400	40,574,178	(633,011)	17,103,003
Net Assets
Beginning of period	40,574,178	—	40,851,776	23,748,773
End of period	$47,061,578	$40,574,178	$40,218,765	$40,851,776
Accumulated Net Investment Income	$34,420	$35,000	$81,863	$28,330

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Sands Capital Select Growth Fund		Touchstone Short Duration Fixed Income Fund
	Year Ended September 30, 2011 (A)	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations
Net investment income (loss)	$(9,378,288)	$(3,800,152)	$915,586	$1,260,873
Net realized gains from security transactions	20,212,078	23,075,415	100,015	91,449
Net change in unrealized appreciation/depreciation on investments	(15,389,448)	76,755,229	(516,088)	73,170
Change in Net Assets Resulting from Operations	(4,555,658)	96,030,492	499,513	1,425,492
Distributions to Shareholders
From net investment income, Class Y	—	—	(38,278)	(19,058)
From net investment income, Class Z	—	—	(1,139,078)	(1,309,105)
Decrease in Net Assets from Distributions to Shareholders	—	—	(1,177,356)	(1,328,163)
From Capital Share Transactions
Class A
Proceeds from shares sold	27,620,462	—	—	—
Payments for shares redeemed	(3,991,793)	—	—	—
Change in Net Assets from Class A Share Transactions	23,628,669	—	—	—
Class C
Proceeds from shares sold	9,740,865	—	—	—
Payments for shares redeemed	(155,138)	—	—	—
Change in Net Assets from Class C Share Transactions	9,585,727	—	—	—
Class Y
Proceeds from shares sold	353,708,625	45,593,062	2,313,962	922,720
Reinvested distributions	—	—	3,293	10,514
Payments for shares redeemed	(58,056,051)	(26,763,035)	(1,903,448)	(758,186)
Change in Net Assets from Class Y Share Transactions	295,652,574	18,830,027	413,807	175,048
Class Z
Proceeds from shares sold	680,698,491	257,169,126	7,952,507	7,512,315
Reinvested distributions	—	—	1,140,674	1,152,025
Payments for shares redeemed	(331,487,191)	(127,486,213)	(11,733,361)	(9,099,002)
Change in Net Assets from Class Z Share Transactions	349,211,300	129,682,913	(2,640,180)	(434,662)
Total Increase (Decrease) in Net Assets	673,522,612	244,543,432	(2,904,216)	(162,285)
Net Assets
Beginning of period	660,661,319	416,117,887	44,178,311	44,340,596
End of period	$1,334,183,931	$660,661,319	$41,274,095	$44,178,311
Accumulated Net Investment Income	$—	$—	$32,564	$79,721

(A)  Class A and Class C represent the period from commencement of operations (November 15, 2010) through September 30, 2011.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Small Cap Core Fund		Touchstone Small Cap Value Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011 (A)	Year Ended September 30, 2010
From Operations
Net investment income	$52,866	$204,546	$810,142	$1,786
Net realized gains (losses) from security transactions	2,090,097	(314,666)	19,710,768	11,410,624
Net change in unrealized appreciation/depreciation on investments	(9,589,918)	4,836,454	(20,021,935)	(3,524,275)
Change in Net Assets Resulting from Operations	(7,446,955)	4,726,334	498,975	7,888,135
Distributions to Shareholders
From net investment income, Class A	(41,566)	—	(127,653)	—
From net investment income, Class C	(275)	—	(19)	—
From net investment income, Class Y	(88,965)	—	(94)	—
From net investment income, Class Z	—	—	(593,961)	—
From net investment income, Institutional Class	(46,227)	(9,676)	(3,526)	—
From net realized gains, Class A	(1,431)	—	—	—
From net realized gains, Class C	(178)	—	—	—
From net realized gains, Class Y	(925)	—	—	—
From net realized gains, Institutional Class	(332)	—	—	—
Decrease in Net Assets from Distributions to Shareholders	(179,899)	(9,676)	(725,253)	—
From Capital Share Transactions
Class A
Proceeds from shares sold	49,502,790	57,444,349	51,383,529	—
Reinvested distributions	41,411	—	124,666	—
Payments for shares redeemed	(54,781,287)	(9,088,619)	(7,027,740)	—
Change in Net Assets from Class A Share Transactions	(5,237,086)	48,355,730	44,480,455	—
Class C
Proceeds from shares sold	9,636,367	5,255,017	2,500	—
Reinvested distributions	390	—	19	—
Payments for shares redeemed	(2,502,825)	(229,528)	—	—
Change in Net Assets from Class C Share Transactions	7,133,932	5,025,489	2,519	—
Class Y
Proceeds from shares sold	48,551,714	35,903,813	22,500	—
Reinvested distributions	82,193	—	94	—
Payments for shares redeemed	(22,803,876)	(4,138,193)	(15,998)	—
Change in Net Assets from Class Y Share Transactions	25,830,031	31,765,620	6,596	—
Class Z
Proceeds from shares sold	—	—	7,143,600	10,847,236
Reinvested distributions	—	—	582,090	—
Payments for shares redeemed	—	—	(79,340,060)	(38,228,648)
Change in Net Assets from Class Z Share Transactions	—	—	(71,614,370)	(27,381,412)
Institutional Class
Proceeds from shares sold	45,250,009	12,486,385	924,895	—
Reinvested distributions	46,227	9,676	3,526	—
Payments for shares redeemed	(8,662,099)	(3,081,576)	—	—
Change in Net Assets from Institutional Class Share Transactions	36,634,137	9,414,485	928,421	—
Total Increase (Decrease) in Net Assets	56,734,160	99,277,982	(26,422,657)	(19,493,277)
Net Assets
Beginning of period	99,277,982	—	64,552,864	84,046,141
End of period	$156,012,142	$99,277,982	$38,130,207	$64,552,864
Accumulated Net Investment Income	$31,004	$168,505	$213,882	$56,761

(A)  Class A, Class C, Class Y and Institutional Class represent the period from commencement of operations (March 1, 2011) through September 30, 2011. Effective June 10, 2011, Class Z shares converted to Class A shares.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Total Return Bond Fund(+)
	Period Ended September 30, 2011*	Year Ended March 31, 2011	Year Ended March 31, 2010
From Operations
Net investment income	$465,041	$760,499	$795,777
Net realized gains (losses) from security transactions	(32,688)	124,235	(299,727)
Net change in unrealized appreciation/depreciation on investments	655,036	292,070	2,314,114
Change in Net Assets Resulting from Operations	1,087,389	1,176,804	2,810,164
Distributions to Shareholders
From net investment income, Class A	(32,331)	(204)	—
From net investment income, Class C	(17,889)	—	—
From net investment income, Class Y	(382,064)	(796,480)	(848,236)
From net investment income, Institutional Class	(56,657)	—	—
Decrease in Net Assets from Distributions to Shareholders	(488,941)	(796,684)	(848,236)
From Capital Share Transactions
Class A*
Proceeds from shares sold	1,404,720	7,000	—
Reinvested distributions	26,290	204	—
Proceeds from shares issued in connection with merger**	3,333,082	—	—
Payments for shares redeemed	(62,433)	—	—
Change in Net Assets from Class A Share Transactions	4,701,659	7,204	—
Class C
Proceeds from shares sold	107,577	—	—
Reinvested distributions	15,634	—	—
Proceeds from shares issued in connection with merger**	2,488,799	—	—
Payments for shares redeemed	(49,260)	—	—
Change in Net Assets from Class C Share Transactions	2,562,750	—	—
Class Y*
Proceeds from shares sold	1,548,765	2,061,368	3,565,320
Reinvested distributions	379,097	768,862	831,554
Proceeds from shares issued in connection with merger**	617,477	—	—
Payments for shares redeemed	(1,731,835)	(3,575,575)	(2,557,127)
Change in Net Assets from Class Y Share Transactions	813,504	(745,345)	1,839,747
Institutional Class
Proceeds from shares sold	—	—	—
Reinvested distributions	56,657	—	—
Proceeds from shares issued in connection with merger**	6,267,909	—	—
Payments for shares redeemed	—	—	—
Change in Net Assets from Institutional Class Share Transactions	6,324,566	—	—
Total Increase (Decrease) in Net Assets	15,000,927	(358,021)	3,801,675
Net Assets
Beginning of period	16,518,673	16,876,694	13,075,019
End of period	$31,519,600	$16,518,673	$16,876,694
Accumulated Net Investment Income	$211,650	$—	$—

(+)  Touchstone Total Return Bond Fund acquired all of the assets and liabilities of EARNEST Partners Fixed Income Trust ("Predecessor Fund") in a reorganization on August 1, 2011. The Predecessor Fund's performance and financial history have been adopted by Touchstone Total Return Bond Fund and will be used going forward. As a result, the information prior to August 1, 2011 reflects that of the Predecessor Fund.

*  Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Investor Class shares and Institutional Class shares were renamed Class A and Class Y shares, respectively. See footnote 9 in the Notes to Financial Statements.

**  See footnote 9 in the notes to financial statements.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Ultra Short Duration Fixed Income Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations
Net investment income	$3,817,830	$2,565,502
Net realized gains from security transactions	198,188	194,688
Net change in unrealized appreciation/depreciation on investments	(989,421)	606,191
Change in Net Assets Resulting from Operations	3,026,597	3,366,381
Distributions to Shareholders
From net investment income, Class Z	(5,857,004)	(3,337,850)
Decrease in Net Assets from Distributions to Shareholders	(5,857,004)	(3,337,850)
From Capital Share Transactions
Class Z
Proceeds from shares sold	342,321,287	193,844,586
Reinvested distributions	5,111,991	2,696,793
Payments for shares redeemed	(235,121,390)	(68,472,264)
Change in Net Assets from Class Z Share Transactions	112,311,888	128,069,115
Total Increase in Net Assets	109,481,481	128,097,646
Net Assets
Beginning of period	236,649,903	108,552,257
End of period	$346,131,384	$236,649,903
Accumulated Net Investment Income	$283,674	$137,423

See accompanying notes to financial statements.

Financial Highlights

Touchstone Capital Appreciation Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$10.61	$10.00
Income (loss) from investment operations:
Net investment income	0.04	0.03
Net realized and unrealized gains (losses) on investments	(0.35)	0.58
Total from investment operations	(0.31)	0.61
Less distributions:
Dividends from net investment income	(0.03)	—
Distributions from net realized gains	(0.31)	—
Total distributions	(0.34)	—
Net asset value at end of period	$9.96	$10.61
Total return (B)	(3.17%)	6.10%
Net assets at end of period (000s)	$3,746	$2,728
Ratio of net expenses to average net assets	1.19%	1.19%
Ratio of gross expenses to average net assets	2.32%	2.38%
Ratio of net investment income to average net assets	0.44%	0.38%
Portfolio turnover rate	16%	33%

Touchstone Capital Appreciation Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011		2010 (A)
Net asset value at beginning of period	$10.53		$10.00
Income (loss) from investment operations:
Net investment loss	(0.03)		(0.03)
Net realized and unrealized gains (losses) on investments	(0.36)		0.56
Total from investment operations	(0.39)		0.53
Less distributions:
Dividends from net investment income	(0.00	) (C)	—
Distributions from net realized gains	(0.31)		—
Total distributions	(0.31)		—
Net asset value at end of period	$9.83		$10.53
Total return (B)	(3.95%)		5.30%
Net assets at end of period (000s)	$421		$352
Ratio of net expenses to average net assets	1.94%		1.94%
Ratio of gross expenses to average net assets	5.81%		2.99%
Ratio of net investment loss to average net assets	(0.31%)		(0.37%)
Portfolio turnover rate	16%		33%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Amount rounds to less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Capital Appreciation Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$10.63	$10.00
Income (loss) from investment operations:
Net investment income	0.07	0.06
Net realized and unrealized gains (losses) on investments	(0.36)	0.58
Total from investment operations	(0.29)	0.64
Less distributions:
Dividends from net investment income	(0.07)	(0.01)
Distributions from net realized gains	(0.31)	—
Total distributions	(0.38)	(0.01)
Net asset value at end of period	$9.96	$10.63
Total return	(3.00%)	6.42%
Net assets at end of period (000s)	$149	$132
Ratio of net expenses to average net assets	0.94%	0.94%
Ratio of gross expenses to average net assets	11.62%	2.20%
Ratio of net investment income to average net assets	0.69%	0.62%
Portfolio turnover rate	16%	33%

Touchstone Capital Appreciation Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$10.62	$10.00
Income (loss) from investment operations:
Net investment income	0.09	0.09
Net realized and unrealized gains (losses) on investments	(0.35)	0.56
Total from investment operations	(0.26)	0.65
Less distributions:
Dividends from net investment income	(0.09)	(0.03)
Distributions from net realized gains	(0.31)	—
Total distributions	(0.40)	(0.03)
Net asset value at end of period	$9.96	$10.62
Total return	(2.75%)	6.48%
Net assets at end of period (000s)	$2,795	$2,875
Ratio of net expenses to average net assets	0.79%	0.79%
Ratio of gross expenses to average net assets	1.80%	1.94%
Ratio of net investment income to average net assets	0.84%	0.79%
Portfolio turnover rate	16%	33%

(A)  The Fund commenced operations on October 1, 2009.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Emerging Markets Equity Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$12.68	$10.00
Income (loss) from investment operations:
Net investment income	0.10	0.03
Net realized and unrealized gains (losses) on investments	(2.05)	2.65
Total from investment operations	(1.95)	2.68
Less distributions:
Dividends from net investment income	(0.02)	—
Distributions from net realized gains	(0.02)	—
Total distributions	(0.04)	—
Net asset value at end of period	$10.69	$12.68
Total return (B)	(15.45%)	26.80%
Net assets at end of period (000s)	$26,592	$10,343
Ratio of net expenses to average net assets	1.74%	1.74%
Ratio of gross expenses to average net assets	1.95%	2.25%
Ratio of net investment income to average net assets	0.98%	0.76%
Portfolio turnover rate	18%	8%

Touchstone Emerging Markets Equity Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$12.58	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.00	) (C)
Net realized and unrealized gains (losses) on investments	(2.05)	2.58
Total from investment operations	(2.02)	2.58
Less distributions:
Distributions from net realized gains	(0.02)	—
Total distributions	(0.02)	—
Net asset value at end of period	$10.54	$12.58
Total return (B)	(16.07%)	25.80%
Net assets at end of period (000s)	$5,417	$3,590
Ratio of net expenses to average net assets	2.49%	2.49%
Ratio of gross expenses to average net assets	2.82%	2.99%
Ratio of net investment income (loss) to average net assets	0.21%	(0.03%)
Portfolio turnover rate	18%	8%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Amount rounds to less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Emerging Markets Equity Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$12.72	$10.00
Income (loss) from investment operations:
Net investment income	0.11	0.01
Net realized and unrealized gains (losses) on investments	(2.05)	2.71
Total from investment operations	(1.94)	2.72
Less distributions:
Dividends from net investment income	(0.02)	—
Distributions from net realized gains	(0.02)	—
Total distributions	(0.04)	—
Net asset value at end of period	$10.74	$12.72
Total return	(15.21%)	27.10%
Net assets at end of period (000s)	$151,532	$13,597
Ratio of net expenses to average net assets	1.48%	1.49%
Ratio of gross expenses to average net assets	1.48%	2.10%
Ratio of net investment income to average net assets	1.50%	0.86%
Portfolio turnover rate	18%	8%

Touchstone Emerging Markets Equity Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$12.74	$10.00
Income (loss) from investment operations:
Net investment income	0.13	0.05
Net realized and unrealized gains (losses) on investments	(2.06)	2.69
Total from investment operations	(1.93)	2.74
Less distributions:
Dividends from net investment income	(0.03)	—
Distributions from net realized gains	(0.02)	—
Total distributions	(0.05)	—
Net asset value at end of period	$10.76	$12.74
Total return	(15.18%)	27.40%
Net assets at end of period (000s)	$244,657	$125,414
Ratio of net expenses to average net assets	1.34%	1.34%
Ratio of gross expenses to average net assets	1.43%	1.74%
Ratio of net investment income to average net assets	1.51%	1.26%
Portfolio turnover rate	18%	8%

(A)  The Fund commenced operations on October 1, 2009.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Emerging Markets Equity Fund II — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.03
Net realized and unrealized losses on investments	(2.08)
Total from investment operations	(2.05)
Net asset value at end of period	$7.95
Total return (B)	(20.50	%) (C)
Net assets at end of period (000s)	$417
Ratio of net expenses to average net assets	1.74	% (D)
Ratio of gross expenses to average net assets	8.56	% (D)
Ratio of net investment income to average net assets	1.34	% (D)
Portfolio turnover rate	112	% (C)

Touchstone Emerging Markets Equity Fund II — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.02
Net realized and unrealized losses on investments	(2.09)
Total from investment operations	(2.07)
Net asset value at end of period	$7.93
Total return (B)	(20.70	%) (C)
Net assets at end of period (000s)	$17
Ratio of net expenses to average net assets	2.49	% (D)
Ratio of gross expenses to average net assets	60.21	% (D)
Ratio of net investment income to average net assets	0.69	% (D)
Portfolio turnover rate	112	% (C)

(A)  Represents the period from commencement of operations (April 18, 2011) through September 30, 2011.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Emerging Markets Equity Fund II — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.11
Net realized and unrealized losses on investments	(2.15)
Total from investment operations	(2.04)
Net asset value at end of period	$7.96
Total return	(20.40	%) (B)
Net assets at end of period (000s)	$200
Ratio of net expenses to average net assets	1.49	% (C)
Ratio of gross expenses to average net assets	6.83	% (C)
Ratio of net investment income to average net assets	1.53	% (C)
Portfolio turnover rate	112	% (B)

Touchstone Emerging Markets Equity Fund II — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.07
Net realized and unrealized losses on investments	(2.10)
Total from investment operations	(2.03)
Net asset value at end of period	$7.97
Total return	(20.30	%) (B)
Net assets at end of period (000s)	$3,930
Ratio of net expenses to average net assets	1.34	% (C)
Ratio of gross expenses to average net assets	4.16	% (C)
Ratio of net investment income to average net assets	1.67	% (C)
Portfolio turnover rate	112	% (B)

(A)  Represents the period from commencement of operations (April 18, 2011) through September 30, 2011.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Focused Equity Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30, 2011	Period Ended September 30, 2010 (A)
Net asset value at beginning of period	$10.95	$10.00
Income (loss) from investment operations:
Net investment income	0.10	0.02
Net realized and unrealized gains (losses) on investments	(1.38)	0.93
Total from investment operations	(1.28)	0.95
Less distributions:
Dividends from net investment income	(0.08)	—
Distributions from net realized gains	(0.09)	—
Total distributions	(0.17)	—
Net asset value at end of period	$9.50	$10.95
Total return (B)	(11.95%)	9.40	% (C)
Net assets at end of period (000s)	$80,741	$814
Ratio of net expenses to average net assets	1.20%	1.20	% (D)
Ratio of gross expenses to average net assets	1.70%	4.65	% (D)
Ratio of net investment income to average net assets	0.56%	0.46	% (D)
Portfolio turnover rate	44%	101	% (C)

Touchstone Focused Equity Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30, 2011	Period Ended September 30, 2010 (A)
Net asset value at beginning of period	$10.88	$10.00
Income (loss) from investment operations:
Net investment loss	(0.05)	(0.01)
Net realized and unrealized gains (losses) on investments	(1.32)	0.89
Total from investment operations	(1.37)	0.88
Less distributions:
Dividends from net investment income	(0.04)	—
Distributions from net realized gains	(0.09)	—
Total distributions	(0.13)	—
Net asset value at end of period	$9.38	$10.88
Total return (B)	(12.78%)	8.90	% (C)
Net assets at end of period (000s)	$179	$187
Ratio of net expenses to average net assets	1.95%	1.95	% (D)
Ratio of gross expenses to average net assets	5.90%	5.45	% (D)
Ratio of net investment loss to average net assets	(0.52%)	(0.24	%) (D)
Portfolio turnover rate	44%	101	% (C)

(A)  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Focused Equity Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30, 2011	Period Ended September 30, 2010 (A)
Net asset value at beginning of period	$10.96	$10.00
Income (loss) from investment operations:
Net investment income	0.02	0.04
Net realized and unrealized gains (losses) on investments	(1.29)	0.92
Total from investment operations	(1.27)	0.96
Less distributions:
Dividends from net investment income	—	—
Distributions from net realized gains	(0.09)	—
Total distributions	(0.09)	—
Net asset value at end of period	$9.60	$10.96
Total return	(11.77%)	9.60	% (B)
Net assets at end of period (000s)	$12,383	$201
Ratio of net expenses to average net assets	0.95%	0.95	% (C)
Ratio of gross expenses to average net assets	1.18%	4.62	% (C)
Ratio of net investment income to average net assets	0.79%	0.81	% (C)
Portfolio turnover rate	44%	101	% (B)

Touchstone Focused Equity Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30, 2011	Period Ended September 30, 2010 (A)
Net asset value at beginning of period	$10.97	$10.00
Income (loss) from investment operations:
Net investment income	0.10	0.17
Net realized and unrealized gains (losses) on investments	(1.28)	0.80
Total from investment operations	(1.18)	0.97
Less distributions:
Dividends from net investment income	(0.42)	—
Distributions from net realized gains	(0.09)	—
Total distributions	(0.51)	—
Net asset value at end of period	$9.28	$10.97
Total return	(11.68%)	9.70	% (B)
Net assets at end of period (000s)	$852	$768
Ratio of net expenses to average net assets	0.80%	0.80	% (C)
Ratio of gross expenses to average net assets	2.12%	3.66	% (C)
Ratio of net investment income to average net assets	0.50%	0.99	% (C)
Portfolio turnover rate	44%	101	% (B)

(A)  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Global Equity Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$10.65	$10.00
Income (loss) from investment operations:
Net investment income	0.08	0.04
Net realized and unrealized gains (losses) on investments	(0.68)	0.61
Total from investment operations	(0.60)	0.65
Less distributions:
Dividends from net investment income	(0.09)	—
Distributions from net realized gains	(0.10)	—
Total distributions	(0.19)	—
Net asset value at end of period	$9.86	$10.65
Total return (B)	(5.87%)	6.50%
Net assets at end of period (000s)	$636	$1,857
Ratio of net expenses to average net assets	1.34%	1.34%
Ratio of gross expenses to average net assets	4.13%	3.75%
Ratio of net investment income to average net assets	0.18%	1.56%
Portfolio turnover rate	64%	68%

Touchstone Global Equity Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$10.57	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.00	(C)
Net realized and unrealized gains (losses) on investments	(0.66)	0.57
Total from investment operations	(0.68)	0.57
Less distributions:
Distributions from net realized gains	(0.10)	—
Total distributions	(0.10)	—
Net asset value at end of period	$9.79	$10.57
Total return (B)	(6.54%)	5.70%
Net assets at end of period (000s)	$101	$106
Ratio of net expenses to average net assets	2.09%	2.09%
Ratio of gross expenses to average net assets	11.43%	4.28%
Ratio of net investment income (loss) to average net assets	(0.23%)	0.02%
Portfolio turnover rate	64%	68%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Amount rounds to less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Global Equity Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$10.68	$10.00
Income (loss) from investment operations:
Net investment income	0.06	0.09
Net realized and unrealized gains (losses) on investments	(0.64)	0.59
Total from investment operations	(0.58)	0.68
Less distributions:
Dividends from net investment income	(0.07)	—
Distributions from net realized gains	(0.10)	—
Total distributions	(0.17)	—
Net asset value at end of period	$9.93	$10.68
Total return	(5.56%)	6.70%
Net assets at end of period (000s)	$197	$142
Ratio of net expenses to average net assets	1.09%	1.09%
Ratio of gross expenses to average net assets	7.29%	3.38%
Ratio of net investment income to average net assets	0.76%	1.05%
Portfolio turnover rate	64%	68%

Touchstone Global Equity Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$10.69	$10.00
Income (loss) from investment operations:
Net investment income	0.10	0.11
Net realized and unrealized gains (losses) on investments	(0.66)	0.58
Total from investment operations	(0.56)	0.69
Less distributions:
Dividends from net investment income	(0.11)	(0.00	) (B)
Distributions from net realized gains	(0.10)	—
Total distributions	(0.21)	(0.00)
Net asset value at end of period	$9.92	$10.69
Total return	(5.51%)	6.93%
Net assets at end of period (000s)	$2,926	$3,086
Ratio of net expenses to average net assets	0.94%	0.94%
Ratio of gross expenses to average net assets	2.60%	3.11%
Ratio of net investment income to average net assets	0.91%	1.18%
Portfolio turnover rate	64%	68%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Amount rounds to less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Global Real Estate Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.46	$10.00
Income (loss) from investment operations:
Net investment income	0.35	0.36
Net realized and unrealized gains (losses) on investments	(1.10)	1.45
Total from investment operations	(0.75)	1.81
Less distributions:
Dividends from net investment income	(0.48)	(0.35)
Distributions from net realized gains	(0.47)	—
Total distributions	(0.95)	(0.35)
Net asset value at end of period	$9.76	$11.46
Total return (B)	(7.47%)	18.54%
Net assets at end of period (000s)	$2,038	$881
Ratio of net expenses to average net assets	1.39%	1.39%
Ratio of gross expenses to average net assets	3.55%	4.27%
Ratio of net investment income to average net assets	2.30%	2.94%
Portfolio turnover rate	85%	107%

Touchstone Global Real Estate Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.50	$10.00
Income (loss) from investment operations:
Net investment income	0.20	0.17
Net realized and unrealized gains (losses) on investments	(1.05)	1.58
Total from investment operations	(0.85)	1.75
Less distributions:
Dividends from net investment income	(0.38)	(0.25)
Distributions from net realized gains	(0.47)	—
Total distributions	(0.85)	(0.25)
Net asset value at end of period	$9.80	$11.50
Total return (B)	(8.20%)	17.75%
Net assets at end of period (000s)	$116	$123
Ratio of net expenses to average net assets	2.14%	2.14%
Ratio of gross expenses to average net assets	11.08%	4.60%
Ratio of net investment income to average net assets	1.58%	1.60%
Portfolio turnover rate	85%	107%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Global Real Estate Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.53	$10.00
Income (loss) from investment operations:
Net investment income	0.32	0.28
Net realized and unrealized gains (losses) on investments	(1.06)	1.58
Total from investment operations	(0.74)	1.86
Less distributions:
Dividends from net investment income	(0.48)	(0.33)
Distributions from net realized gains	(0.47)	—
Total distributions	(0.95)	(0.33)
Net asset value at end of period	$9.84	$11.53
Total return	(7.27%)	18.90%
Net assets at end of period (000s)	$118	$129
Ratio of net expenses to average net assets	1.14%	1.14%
Ratio of gross expenses to average net assets	9.49%	3.62%
Ratio of net investment income to average net assets	2.59%	2.61%
Portfolio turnover rate	85%	107%

Touchstone Global Real Estate Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.61	$10.00
Income (loss) from investment operations:
Net investment income	0.33	0.29
Net realized and unrealized gains (losses) on investments	(1.07)	1.59
Total from investment operations	(0.74)	1.88
Less distributions:
Dividends from net investment income	(0.48)	(0.27)
Distributions from net realized gains	(0.47)	—
Total distributions	(0.95)	(0.27)
Net asset value at end of period	$9.92	$11.61
Total return	(7.21%)	19.12%
Net assets at end of period (000s)	$2,994	$3,232
Ratio of net expenses to average net assets	0.99%	0.99%
Ratio of gross expenses to average net assets	3.15%	3.34%
Ratio of net investment income to average net assets	2.73%	2.75%
Portfolio turnover rate	85%	107%

(A)  The Fund commenced operations on October 1, 2009.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Intermediate Fixed Income Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.16	$8.73	$8.90	$9.51	$9.58
Income (loss) from investment operations:
Net investment income	0.26	0.25	0.30	0.44	0.45
Net realized and unrealized gains (losses) on investments	(0.03)	0.43	(0.17)	(0.60)	(0.07)
Total from investment operations	0.23	0.68	0.13	(0.16)	0.38
Less distributions:
Dividends from net investment income	(0.27)	(0.25)	(0.30)	(0.45)	(0.45)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.27)	(0.25)	(0.30)	(0.45)	(0.45)
Net asset value at end of period	$9.12	$9.16	$8.73	$8.90	$9.51
Total return	2.59%	7.92%	1.44%	(1.95%)	4.07%
Net assets at end of period (000's)	$98,610	$109,138	$103,725	$15,377	$19,485
Ratio of net expenses to average net assets	0.40%	0.40%	0.52%	0.85%	0.87%
Ratio of gross expenses to average net assets	0.70%	0.69%	0.83%	1.15%	0.99%
Ratio of net investment income to average net assets	2.89%	2.84%	3.12%	4.61%	4.72%
Portfolio turnover rate	69%	71%	125%	62%	71%

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone International Fixed Income Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.38	$10.00
Income from investment operations:
Net investment income	0.14	0.12
Net realized and unrealized gains on investments	0.02	1.38
Total from investment operations	0.16	1.50
Less distributions:
Dividends from net investment income	(1.00)	(0.12)
Distributions from net realized gains	(0.05)	—
Total distributions	(1.05)	(0.12)
Net asset value at end of period	$10.49	$11.38
Total return (B)	1.67%	15.15%
Net assets at end of period (000s)	$2,555	$1,319
Ratio of net expenses to average net assets	1.09%	1.09%
Ratio of gross expenses to average net assets	2.18%	2.47%
Ratio of net investment income to average net assets	2.06%	1.39%
Portfolio turnover rate	64%	160%

Touchstone International Fixed Income Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.13	0.05
Net realized and unrealized gains (losses) on investments	(0.05)	1.37
Total from investment operations	0.08	1.42
Less distributions:
Dividends from net investment income	(0.92)	(0.05)
Distributions from net realized gains	(0.05)	—
Total distributions	(0.97)	(0.05)
Net asset value at end of period	$10.48	$11.37
Total return (B)	0.94%	14.29%
Net assets at end of period (000s)	$581	$407
Ratio of net expenses to average net assets	1.84%	1.84%
Ratio of gross expenses to average net assets	4.53%	3.16%
Ratio of net investment income to average net assets	1.14%	0.59%
Portfolio turnover rate	64%	160%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone International Fixed Income Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30,
2011	2010 (A)
Net asset value at beginning of period	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.20	(B)	0.16
Net realized and unrealized gains (losses) on investments	(0.01)	1.37
Total from investment operations	0.19	1.53
Less distributions:
Dividends from net investment income	(1.03)	(0.16)
Distributions from net realized gains	(0.05)	—
Total distributions	(1.08)	(0.16)
Net asset value at end of period	$10.48	$11.37
Total return	1.97%	15.41%
Net assets at end of period (000s)	$721	$193
Ratio of net expenses to average net assets	0.84%	0.84%
Ratio of gross expenses to average net assets	2.91%	2.50%
Ratio of net investment income to average net assets	1.92%	1.52%
Portfolio turnover rate	64%	160%

Touchstone International Fixed Income Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.23	0.17
Net realized and unrealized gains (losses) on investments	(0.02)	1.37
Total from investment operations	0.21	1.54
Less distributions:
Dividends from net investment income	(1.05)	(0.17)
Distributions from net realized gains	(0.05)	—
Total distributions	(1.10)	(0.17)
Net asset value at end of period	$10.48	$11.37
Total return	2.11%	15.59%
Net assets at end of period (000s)	$7,931	$7,746
Ratio of net expenses to average net assets	0.69%	0.69%
Ratio of gross expenses to average net assets	1.41%	1.64%
Ratio of net investment income to average net assets	2.25%	1.67%
Portfolio turnover rate	64%	160%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Calculated using average share method.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Large Cap Relative Value Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.11	$10.00
Income (loss) from investment operations:
Net investment income	0.04	0.05
Net realized and unrealized gains (losses) on investments	(0.59)	1.08
Total from investment operations	(0.55)	1.13
Less distributions:
Dividends from net investment income	(0.08)	(0.02)
Distributions from net realized gains	(0.01)	—
Total distributions	(0.09)	(0.02)
Net asset value at end of period	$10.47	$11.11
Total return (B)	(5.11%)	11.34%
Net assets at end of period (000s)	$661	$476
Ratio of net expenses to average net assets	1.19%	1.19%
Ratio of gross expenses to average net assets	3.29%	3.22%
Ratio of net investment income to average net assets	0.61%	0.52%
Portfolio turnover rate	22%	2%

Touchstone Large Cap Relative Value Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.05	$10.00
Income (loss) from investment operations:
Net investment loss	(0.01)	(0.02)
Net realized and unrealized gains (losses) on investments	(0.62)	1.07
Total from investment operations	(0.63)	1.05
Less distributions:
Dividends from net investment income	(0.02)	—
Distributions from net realized gains	(0.01)	—
Total distributions	(0.03)	—
Net asset value at end of period	$10.39	$11.05
Total return (B)	(5.78%)	10.50%
Net assets at end of period (000s)	$266	$235
Ratio of net expenses to average net assets	1.94%	1.94%
Ratio of gross expenses to average net assets	5.31%	3.69%
Ratio of net investment loss to average net assets	(0.08%)	(0.24%)
Portfolio turnover rate	22%	2%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Large Cap Relative Value Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.12	$10.00
Income (loss) from investment operations:
Net investment income	0.15	0.09
Net realized and unrealized gains (losses) on investments	(0.66)	1.07
Total from investment operations	(0.51)	1.16
Less distributions:
Dividends from net investment income	(0.18)	(0.04)
Distributions from net realized gains	(0.01)	—
Total distributions	(0.19)	(0.04)
Net asset value at end of period	$10.42	$11.12
Total return	(4.84%)	11.58%
Net assets at end of period (000s)	$2,415	$112
Ratio of net expenses to average net assets	0.94%	0.94%
Ratio of gross expenses to average net assets	2.01%	2.77%
Ratio of net investment income to average net assets	1.05%	0.78%
Portfolio turnover rate	22%	2%

Touchstone Large Cap Relative Value Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.13	$10.00
Income (loss) from investment operations:
Net investment income	0.13	0.10
Net realized and unrealized gains (losses) on investments	(0.62)	1.08
Total from investment operations	(0.49)	1.18
Less distributions:
Dividends from net investment income	(0.21)	(0.05)
Distributions from net realized gains	(0.01)	—
Total distributions	(0.22)	(0.05)
Net asset value at end of period	$10.42	$11.13
Total return	(4.71%)	11.76%
Net assets at end of period (000s)	$2,876	$3,018
Ratio of net expenses to average net assets	0.79%	0.79%
Ratio of gross expenses to average net assets	1.74%	2.48%
Ratio of net investment income to average net assets	1.08%	0.93%
Portfolio turnover rate	22%	2%

(A)  The Fund commenced operations on October 1, 2009.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Market Neutral Equity Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$9.73	$10.00
Income (loss) from investment operations:
Net investment loss	(0.03)	(0.13)
Net realized and unrealized gains (losses) on investments	0.20	(0.14)
Total from investment operations	0.17	(0.27)
Net asset value at end of period	$9.90	$9.73
Total return (B)	1.75%	(2.70%)
Net assets at end of period (000s)	$3,383	$610
Ratio of net expenses to average net assets (including dividend expense on securities sold short)	2.80%	2.79%
Ratio of net expenses to average net assets (excluding dividend expense on securities sold short)	1.50%	1.61%
Ratio of gross expenses to average net assets (including dividend expense on securities sold short)	4.13%	3.89%
Ratio of gross expenses to average net assets (excluding dividend expense on securities sold short)	2.83%	2.70%
Ratio of net investment loss to average net assets	(2.04%)	(1.38%)
Portfolio turnover rate	125%	377%

Touchstone Market Neutral Equity Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$9.66	$10.00
Income (loss) from investment operations:
Net investment loss	(0.26)	(0.16)
Net realized and unrealized gains (losses) on investments	0.36	(0.18)
Total from investment operations	0.10	(0.34)
Net asset value at end of period	$9.76	$9.66
Total return (B)	1.04%	(3.40%)
Net assets at end of period (000s)	$184	$168
Ratio of net expenses to average net assets (including dividend expense on securities sold short)	3.57%	3.40%
Ratio of net expenses to average net assets (excluding dividend expense on securities sold short)	2.25%	2.37%
Ratio of gross expenses to average net assets (including dividend expense on securities sold short)	9.53%	4.48%
Ratio of gross expenses to average net assets (excluding dividend expense on securities sold short)	8.21%	3.44%
Ratio of net investment loss to average net assets	(2.64%)	(2.18%)
Portfolio turnover rate	125%	377%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Market Neutral Equity Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$9.75	$10.00
Income (loss) from investment operations:
Net investment loss	(0.14)	(0.04)
Net realized and unrealized gains (losses) on investments	0.35	(0.21)
Total from investment operations	0.21	(0.25)
Net asset value at end of period	$9.96	$9.75
Total return	2.15%	(2.50%)
Net assets at end of period (000s)	$40,335	$32,406
Ratio of net expenses to average net assets (including dividend expense on securities sold short)	2.57%	2.48%
Ratio of net expenses to average net assets (excluding dividend expense on securities sold short)	1.25%	1.38%
Ratio of gross expenses to average net assets (including dividend expense on securities sold short)	3.05%	3.39%
Ratio of gross expenses to average net assets (excluding dividend expense on securities sold short)	1.73%	2.29%
Ratio of net investment loss to average net assets	(1.64%)	(1.15%)
Portfolio turnover rate	125%	377%

(A)  The Fund commenced operations on October 1, 2009.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.00	) (B)
Net realized and unrealized gains on investments	0.02
Total from investment operations	0.02
Net asset value at end of period	$10.02
Total return (C)	0.30	% (D)
Net assets at end of period (000s)	$260
Ratio of net expenses to average net assets (including dividend expense on securities sold short)	3.33	% (E)
Ratio of net expenses to average net assets (excluding dividend expense on securities sold short)	1.69	% (E)
Ratio of gross expenses to average net assets (including dividend expense on securities sold short)	28.67	% (E)
Ratio of gross expenses to average net assets (excluding dividend expense on securities sold short)	27.03	% (E)
Ratio of net investment loss to average net assets	(1.97	%) (E)
Portfolio turnover rate	311	% (D)

Touchstone Merger Arbitrage Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gains on investments	0.02
Total from investment operations	0.01
Net asset value at end of period	$10.01
Total return (C)	0.10	% (D)
Net assets at end of period (000s)	$254
Ratio of net expenses to average net assets (including dividend expense on securities sold short)	4.23	% (E)
Ratio of net expenses to average net assets (excluding dividend expense on securities sold short)	2.43	% (E)
Ratio of gross expenses to average net assets (including dividend expense on securities sold short)	29.58	% (E)
Ratio of gross expenses to average net assets (excluding dividend expense on securities sold short)	27.78	% (E)
Ratio of net investment loss to average net assets	(2.74	%) (E)
Portfolio turnover rate	311	% (D)

(A)  Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B)  Amount rounds to less than $0.005 per share.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gains on investments	0.03
Total from investment operations	0.02
Net asset value at end of period	$10.02
Total return	0.20	% (B)
Net assets at end of period (000s)	$1,160
Ratio of net expenses to average net assets (including dividend expense on securities sold short)	2.74	% (C)
Ratio of net expenses to average net assets (excluding dividend expense on securities sold short)	1.43	% (C)
Ratio of gross expenses to average net assets (including dividend expense on securities sold short)	8.22	% (C)
Ratio of gross expenses to average net assets (excluding dividend expense on securities sold short)	6.91	% (C)
Ratio of net investment loss to average net assets	(1.65	%) (C)
Portfolio turnover rate	311	% (B)

Touchstone Merger Arbitrage Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gains on investments	0.05
Total from investment operations	0.03
Net asset value at end of period	$10.03
Total return	0.30	% (B)
Net assets at end of period (000s)	$5,016
Ratio of net expenses to average net assets (including dividend expense on securities sold short)	1.86	% (C)
Ratio of net expenses to average net assets (excluding dividend expense on securities sold short)	1.28	% (C)
Ratio of gross expenses to average net assets (including dividend expense on securities sold short)	4.83	% (C)
Ratio of gross expenses to average net assets (excluding dividend expense on securities sold short)	4.25	% (C)
Ratio of net investment loss to average net assets	(1.13	%) (C)
Portfolio turnover rate	311	% (B)

(A)  Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Mid Cap Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,				Period Ended September 30,
	2011	2010	2009	2008	2007 (A)
Net asset value at beginning of period	$12.67	$11.20	$13.07	$17.86	$18.14
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.29	0.04	(0.02)	(0.00	) (B)
Net realized and unrealized gains (losses) on investments	0.51	1.24	(1.85)	(4.60)	(0.28)
Total from investment operations	0.49	1.53	(1.81)	(4.62)	(0.28)
Less distributions:
Dividends from net investment income	—	(0.06)	(0.03)	—	—
Distributions from net realized gains	—	—	(0.03)	(0.17)	—
Total distributions	—	(0.06)	(0.06)	(0.17)	—
Net asset value at end of period	$13.16	$12.67	$11.20	$13.07	$17.86
Total return (C)	3.87%	13.72%	(13.81%)	(26.11%)	(1.54	%) (D)
Net assets at end of period (000s)	$698	$685	$453	$159	$210
Ratio of net expenses to average net assets	1.21%	1.21%	1.15%	1.15%	0.94	% (E)
Ratio of gross expenses to average net assets	3.05%	2.84%	3.84%	4.09%	14.21	% (E)
Ratio of net investment income (loss) to average net assets	(0.02%)	0.34%	0.39%	(0.16%)	(0.09	%) (E)
Portfolio turnover rate	97%	132%	187%	157%	193	% (D)

Touchstone Mid Cap Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,				Period Ended September 30,
	2011	2010	2009	2008	2007 (A)
Net asset value at beginning of period	$12.58	$11.19	$13.12	$17.84	$18.14
Loss from investment operations:
Net investment loss	(0.07)	(0.04)	(0.03)	(0.15)	(0.02)
Net realized and unrealized gains (losses) on investments	0.45	1.43	(1.87)	(4.40)	(0.28)
Total from investment operations	0.38	1.39	(1.90)	(4.55)	(0.30)
Less distributions:
Distributions from net realized gains	—	—	(0.03)	(0.17)	—
Net asset value at end of period	$12.96	$12.58	$11.19	$13.12	$17.84
Total return (C)	3.02%	12.42%	(14.47%)	(25.74%)	(1.65	%) (D)
Net assets at end of period (000s)	$476	$249	$169	$30	$36
Ratio of net expenses to average net assets	1.96%	1.94%	1.90%	1.90%	1.35	% (E)
Ratio of gross expenses to average net assets	4.95%	4.57%	6.99%	31.40%	28.68	% (E)
Ratio of net investment loss to average net assets	(0.80%)	(0.40%)	(0.38%)	(0.91%)	(0.51	%) (E)
Portfolio turnover rate	97%	132%	187%	157%	193	% (D)

(A)  Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B)  Amount rounds to less than $0.005 per share.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Mid Cap Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$12.68	$11.25	$13.14	$17.91	$15.28
Income (loss) from investment operations:
Net investment income	0.05	0.08	0.07	0.01	0.11
Net realized and unrealized gains (losses) on investments	0.47	1.44	(1.88)	(4.61)	2.65
Total from investment operations	0.52	1.52	(1.81)	(4.60)	2.76
Less distributions:
Dividends from net investment income	(0.03)	(0.09)	(0.05)	—	(0.13)
Distributions from net realized gains	—	—	(0.03)	(0.17)	—
Total distributions	(0.03)	(0.09)	(0.08)	(0.17)	(0.13)
Net asset value at end of period	$13.17	$12.68	$11.25	$13.14	$17.91
Total return	4.10%	13.58%	(13.68%)	(25.92%)	18.13%
Net assets at end of period (000s)	$77,785	$123,493	$168,313	$422,356	$482,047
Ratio of net expenses to average net assets	0.96%	0.94%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets	1.06%	1.07%	1.05%	1.03%	1.06%
Ratio of net investment income to average net assets	0.26%	0.71%	0.61%	0.09%	0.39%
Portfolio turnover rate	97%	132%	187%	157%	193%

Touchstone Mid Cap Fund — Class Z

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011		2010	2009	2008	2007
Net asset value at beginning of period	$12.59		$11.18	$13.05	$17.85	$15.26
Income (loss) from investment operations:
Net investment income (loss)	(0.00	) (A)	0.02	0.03	(0.08)	0.09
Net realized and unrealized gains (losses) on investments	0.49		1.45	(1.84)	(4.55)	2.62
Total from investment operations	0.49		1.47	(1.81)	(4.63)	2.71
Less distributions:
Dividends from net investment income	—		(0.06)	(0.03)	—	(0.12)
Distributions from net realized gains	—		—	(0.03)	(0.17)	—
Total distributions	—		(0.06)	(0.06)	(0.17)	(0.12)
Net asset value at end of period	$13.08		$12.59	$11.18	$13.05	$17.85
Total return	3.89%		13.20%	(13.83%)	(26.18%)	17.84%
Net assets at end of period (000s)	$934		$652	$1,814	$3,267	$15,203
Ratio of net expenses to average net assets	1.21%		1.19%	1.15%	1.15%	1.14%
Ratio of gross expenses to average net assets	3.68%		2.14%	2.22%	1.48%	1.25%
Ratio of net investment income (loss) to average net assets	(0.09%)		0.45%	0.39%	(0.27%)	0.12%
Portfolio turnover rate	97%		132%	187%	157%	193%

(A)  Amount rounds to less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.76	$10.00
Income (loss) from investment operations:
Net investment income	0.09	0.12
Net realized and unrealized gains (losses) on investments	(0.72)	1.74
Total from investment operations	(0.63)	1.86
Less distributions:
Dividends from net investment income	(0.11)	(0.10)
Distributions from net realized gains	(0.16)	—
Total distributions	(0.27)	(0.10)
Net asset value at end of period	$10.86	$11.76
Total return (B)	(5.72%)	18.70%
Net assets at end of period (000s)	$2,364	$345
Ratio of net expenses to average net assets	1.29%	1.29%
Ratio of gross expenses to average net assets	2.07%	3.07%
Ratio of net investment income to average net assets	0.86%	1.07%
Portfolio turnover rate	59%	45%

Touchstone Mid Cap Value Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.74	$10.00
Income (loss) from investment operations:
Net investment income	0.03	0.03
Net realized and unrealized gains (losses) on investments	(0.75)	1.75
Total from investment operations	(0.72)	1.78
Less distributions:
Dividends from net investment income	(0.04)	(0.04)
Distributions from net realized gains	(0.16)	—
Total distributions	(0.20)	(0.04)
Net asset value at end of period	$10.82	$11.74
Total return (B)	(6.45%)	17.88%
Net assets at end of period (000s)	$204	$132
Ratio of net expenses to average net assets	2.04%	2.04%
Ratio of gross expenses to average net assets	7.74%	3.86%
Ratio of net investment income to average net assets	0.10%	0.27%
Portfolio turnover rate	59%	45%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.79	$10.00
Income (loss) from investment operations:
Net investment income	0.12	0.14
Net realized and unrealized gains (losses) on investments	(0.72)	1.76
Total from investment operations	(0.60)	1.90
Less distributions:
Dividends from net investment income	(0.14)	(0.11)
Distributions from net realized gains	(0.16)	—
Total distributions	(0.30)	(0.11)
Net asset value at end of period	$10.89	$11.79
Total return	(5.51%)	19.07%
Net assets at end of period (000s)	$4,685	$589
Ratio of net expenses to average net assets	1.04%	1.04%
Ratio of gross expenses to average net assets	1.58%	3.19%
Ratio of net investment income to average net assets	1.20%	1.40%
Portfolio turnover rate	59%	45%

Touchstone Mid Cap Value Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.83	$10.00
Income (loss) from investment operations:
Net investment income	0.16	0.10
Net realized and unrealized gains (losses) on investments	(0.75)	1.82
Total from investment operations	(0.59)	1.92
Less distributions:
Dividends from net investment income	(0.16)	(0.09)
Distributions from net realized gains	(0.16)	—
Total distributions	(0.32)	(0.09)
Net asset value at end of period	$10.92	$11.83
Total return	(5.41%)	19.25%
Net assets at end of period (000s)	$39,808	$39,509
Ratio of net expenses to average net assets	0.89%	0.89%
Ratio of gross expenses to average net assets	1.15%	1.93%
Ratio of net investment income to average net assets	1.21%	1.66%
Portfolio turnover rate	59%	45%

(A)  The Fund commenced operations on October 1, 2009.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Premium Yield Equity Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,			Period Ended September 30,
	2011	2010	2009	2008 (A)
Net asset value at beginning of period	$6.48	$5.93	$7.56	$10.00
Income (loss) from investment operations:
Net investment income	0.21	0.21	0.22	0.33
Net realized and unrealized gains (losses) on investments	0.28	0.54	(1.64)	(2.44)
Total from investment operations	0.49	0.75	(1.42)	(2.11)
Less distributions:
Dividends from net investment income	(0.21)	(0.20)	(0.21)	(0.32)
Distributions from return of capital	—	—	—	(0.01)
Total distributions	(0.21)	(0.20)	(0.21)	(0.33)
Net asset value at end of period	$6.76	$6.48	$5.93	$7.56
Total return (B)	7.43%	12.82%	(18.40%)	(21.48	%) (C)
Net assets at end of period (000s)	$28,739	$22,441	$19,879	$19,411
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20	% (D)
Ratio of gross expenses to average net assets	1.35%	1.40%	1.55%	1.53	% (D)
Ratio of net investment income to average net assets	3.02%	3.30%	3.97%	4.68	% (D)
Portfolio turnover rate	54%	29%	30%	181	% (C)

Touchstone Premium Yield Equity Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,			Period Ended September 30,
	2011	2010	2009	2008 (A)
Net asset value at beginning of period	$6.49	$5.93	$7.56	$10.00
Income (loss) from investment operations:
Net investment income	0.16	0.16	0.10	0.29
Net realized and unrealized gains (losses) on investments	0.27	0.55	(1.55)	(2.45)
Total from investment operations	0.43	0.71	(1.45)	(2.16)
Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.18)	(0.27)
Distributions from return of capital	—	—	—	(0.01)
Total distributions	(0.16)	(0.15)	(0.18)	(0.28)
Net asset value at end of period	$6.76	$6.49	$5.93	$7.56
Total return (B)	6.60%	12.11%	(18.96%)	(21.95	%) (C)
Net assets at end of period (000s)	$7,499	$6,870	$3,319	$567
Ratio of net expenses to average net assets	1.95%	1.95%	1.95%	1.94	% (D)
Ratio of gross expenses to average net assets	2.28%	2.23%	3.08%	5.31	% (D)
Ratio of net investment income to average net assets	2.27%	2.60%	2.80%	3.93	% (D)
Portfolio turnover rate	54%	29%	30%	181	% (C)

(A)  Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Premium Yield Equity Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,			Period Ended September 30,
	2011	2010	2009	2008 (A)
Net asset value at beginning of period	$6.47	$5.92	$7.55	$8.30
Income (loss) from investment operations:
Net investment income	0.20	0.22	0.22	0.04
Net realized and unrealized gains (losses) on investments	0.30	0.54	(1.62)	(0.73)
Total from investment operations	0.50	0.76	(1.40)	(0.69)
Less distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.23)	(0.05)
Distributions from return of capital	—	—	—	(0.01)
Total distributions	(0.22)	(0.21)	(0.23)	(0.06)
Net asset value at end of period	$6.75	$6.47	$5.92	$7.55
Total return	7.67%	13.14%	(18.22%)	(8.37	%) (B)
Net assets at end of period (000s)	$3,980	$11,540	$551	$2
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.90	% (C)
Ratio of gross expenses to average net assets	1.25%	1.53%	13.70%	453.70	% (C)
Ratio of net investment income to average net assets	3.16%	3.77%	2.97%	3.16	% (C)
Portfolio turnover rate	54%	29%	30%	181	% (B)

(A)  Represents the period from commencement of operations (August 12, 2008) through September 30, 2008.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$9.39
Income (loss) from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gains on investments	0.03
Total from investment operations	0.00
Net asset value at end of period	$9.39
Total return (B)	0.00	% (C)
Net assets at end of period (000s)	$21,211
Ratio of net expenses to average net assets	1.45	% (D)
Ratio of gross expenses to average net assets	1.64	% (D)
Ratio of net investment loss to average net assets	(0.94	%) (D)
Portfolio turnover rate	19	% (C)

Touchstone Sands Capital Select Growth Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$9.39
Income (loss) from investment operations:
Net investment loss	(0.06)
Net realized and unrealized gains on investments	0.00	(E)
Total from investment operations	(0.06)
Net asset value at end of period	$9.33
Total return (B)	(0.64	%) (C)
Net assets at end of period (000s)	$8,660
Ratio of net expenses to average net assets	2.20	% (D)
Ratio of gross expenses to average net assets	2.56	% (D)
Ratio of net investment loss to average net assets	(1.69	%) (D)
Portfolio turnover rate	19	% (C)

(A)  Represents the period from commencement of operations (November 15, 2010) through September 30, 2011.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

(E)  Amount rounds to less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.83	$7.34	$6.86	$9.15	$7.60
Income (loss) from investment operations:
Net investment loss	(0.14)	(0.07)	(0.03)	(0.06)	(0.05)
Net realized and unrealized gains (losses) on investments	0.87	1.56	0.51	(2.23)	1.60
Total from investment operations	0.73	1.49	0.48	(2.29)	1.55
Net asset value at end of period	$9.56	$8.83	$7.34	$6.86	$9.15
Total return	8.14%	20.44%	7.00%	(25.03%)	20.39%
Net assets at end of period (000s)	$392,464	$120,333	$82,918	$130,920	$213,672
Ratio of net expenses to average net assets	1.20%	1.22%	0.98%	1.16%	1.03%
Ratio of gross expenses to average net assets	1.23%	1.28%	1.05%	1.19%	1.03%
Ratio of net investment loss to average net assets	(0.68%)	(0.52%)	(0.48%)	(0.59%)	(0.67%)
Portfolio turnover rate	19%	27%	50%	39%	24%

Touchstone Sands Capital Select Growth Fund — Class Z

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.70	$7.24	$6.79	$9.08	$7.57
Income (loss) from investment operations:
Net investment loss	(0.07)	(0.04)	(0.04)	(0.06)	(0.09)
Net realized and unrealized gains (losses) on investments	0.76	1.50	0.49	(2.23)	1.60
Total from investment operations	0.69	1.46	0.45	(2.29)	1.51
Net asset value at end of period	$9.39	$8.70	$7.24	$6.79	$9.08
Total return	7.93%	20.17%	6.63%	(25.22%)	19.95%
Net assets at end of period (000s)	$911,849	$540,329	$333,200	$363,955	$380,025
Ratio of net expenses to average net assets	1.42%	1.47%	1.23%	1.41%	1.29%
Ratio of gross expenses to average net assets	1.52%	1.53%	1.32%	1.43%	1.35%
Ratio of net investment loss to average net assets	(0.93%)	(0.79%)	(0.74%)	(0.85%)	(0.92%)
Portfolio turnover rate	19%	27%	50%	39%	24%

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Short Duration Fixed Income Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,		Period Ended September 30,
	2011	2010	2009 (A)
Net asset value at beginning of period	$9.97	$9.95	$9.79
Income from investment operations:
Net investment income	0.23	0.32	0.13
Net realized and unrealized gains (losses) on investments	(0.10)	0.03	0.16
Total from investment operations	0.13	0.35	0.29
Less distributions:
Dividends from net investment income	(0.29)	(0.33)	(0.13)
Net asset value at end of period	$9.81	$9.97	$9.95
Total return	1.37%	3.61%	3.02	% (B)
Net assets at end of period (000's)	$1,164	$767	$592
Ratio of net expenses to average net assets	0.49%	0.49%	0.48	% (C)
Ratio of gross expenses to average net assets	1.43%	3.98%	1.49	% (C)
Ratio of net investment income to average net assets	2.31%	3.22%	3.03	% (C)
Portfolio turnover rate	48%	45%	79	% (B)

Touchstone Short Duration Fixed Income Fund — Class Z

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.96	$9.94	$9.59	$9.81	$9.76
Income (loss) from investment operations:
Net investment income	0.21	0.29	0.32	0.45	0.45
Net realized and unrealized gains (losses) on investments	(0.09)	0.04	0.35	(0.22)	0.05
Total from investment operations	0.12	0.33	0.67	0.23	0.50
Less distributions:
Dividends from net investment income	(0.27)	(0.31)	(0.32)	(0.45)	(0.45)
Net asset value at end of period	$9.81	$9.96	$9.94	$9.59	$9.81
Total return	1.22%	3.36%	7.13%	2.36%	5.19%
Net assets at end of period (000's)	$40,111	$43,411	$43,749	$46,989	$59,192
Ratio of net expenses to average net assets	0.74%	0.74%	0.74%	0.74%	0.74%
Ratio of gross expenses to average net assets	0.96%	1.04%	0.96%	0.94%	0.82%
Ratio of net investment income to average net assets	2.12%	2.94%	3.24%	4.60%	4.62%
Portfolio turnover rate	48%	45%	79%	25%	21%

(A)  Represents the period from commencement of operations (May 4, 2009) through September 30, 2009.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Small Cap Core Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011		2010 (A)
Net asset value at beginning of period	$11.62		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.02
Net realized and unrealized gains on investments	0.35		1.60
Total from investment operations	0.33		1.62
Less distributions:
Dividends from net investment income	(0.01)		—
Distributions from net realized gains	(0.00	) (B)	—
Total distributions	(0.01)		—
Net asset value at end of period	$11.94		$11.62
Total return (C)	2.82%		16.20%
Net assets at end of period (000s)	$43,074		$50,110
Ratio of net expenses to average net assets	1.34%		1.34%
Ratio of gross expenses to average net assets	1.79%		1.55%
Ratio of net investment income (loss) to average net assets	(0.10%)		0.32%
Portfolio turnover rate	37%		29%

Touchstone Small Cap Core Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011		2010 (A)
Net asset value at beginning of period	$11.55		$10.00
Income (loss) from investment operations:
Net investment loss	(0.08)		(0.02)
Net realized and unrealized gains on investments	0.32		1.57
Total from investment operations	0.24		1.55
Less distributions:
Dividends from net investment income	(0.00	) (B)	—
Distributions from net realized gains	(0.00	) (B)	—
Total distributions	(0.00	) (B)	—
Net asset value at end of period	$11.79		$11.55
Total return (C)	2.08%		15.50%
Net assets at end of period (000s)	$11,739		$5,245
Ratio of net expenses to average net assets	2.09%		2.09%
Ratio of gross expenses to average net assets	2.51%		2.57%
Ratio of net investment loss to average net assets	(0.80%)		(0.43%)
Portfolio turnover rate	37%		29%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Amount rounds to less than $0.005 per share.

(C)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Small Cap Core Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011		2010 (A)
Net asset value at beginning of period	$11.67		$10.00
Income (loss) from investment operations:
Net investment income	0.02		0.03
Net realized and unrealized gains on investments	0.34		1.64
Total from investment operations	0.36		1.67
Less distributions:
Dividends from net investment income	(0.03)		—
Distributions from net realized gains	(0.00	) (B)	—
Total distributions	(0.03)		—
Net asset value at end of period	$12.00		$11.67
Total return	3.05%		16.70%
Net assets at end of period (000s)	$58,164		$33,536
Ratio of net expenses to average net assets	1.09%		1.09%
Ratio of gross expenses to average net assets	1.21%		1.31%
Ratio of net investment income to average net assets	0.21%		0.61%
Portfolio turnover rate	37%		29%

Touchstone Small Cap Core Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011		2010 (A)
Net asset value at beginning of period	$11.65		$10.00
Income (loss) from investment operations:
Net investment income	0.03		0.06
Net realized and unrealized gains on investments	0.35		1.61
Total from investment operations	0.38		1.67
Less distributions:
Dividends from net investment income	(0.04)		(0.02)
Distributions from net realized gains	(0.00	) (B)	—
Total distributions	(0.04)		(0.02)
Net asset value at end of period	$11.99		$11.65
Total return	3.24%		16.74%
Net assets at end of period (000s)	$43,035		$10,386
Ratio of net expenses to average net assets	0.94%		0.94%
Ratio of gross expenses to average net assets	1.16%		1.32%
Ratio of net investment income to average net assets	0.36%		0.66%
Portfolio turnover rate	37%		29%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Amount rounds to less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Small Cap Value Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)(B)
Net asset value at beginning of period	$17.36
Income from investment operations:
Net investment income	0.22
Net realized and unrealized losses on investments	(3.57)
Total from investment operations	(3.35)
Less distributions:
Dividends from net investment income	(0.16)
Total distributions	(0.16)
Net asset value at end of period	$13.85
Total return (C)	(19.37	%) (D)
Net assets at end of period (000s)	$37,385
Ratio of net expenses to average net assets	1.43	% (E)
Ratio of gross expenses to average net assets	1.72	% (E)
Ratio of net investment income to average net assets	1.97	% (E)
Portfolio turnover rate	206	% (D)

Touchstone Small Cap Value Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$17.36
Income from investment operations:
Net investment income	0.09
Net realized and unrealized losses on investments	(3.50)
Total from investment operations	(3.41)
Less distributions:
Dividends from net investment income	(0.13)
Total distributions	(0.13)
Net asset value at end of period	$13.82
Total return (C)	(19.77	%) (D)
Net assets at end of period (000s)	$2
Ratio of net expenses to average net assets	2.18	% (E)
Ratio of gross expenses to average net assets	342.41	% (E)
Ratio of net investment income to average net assets	0.95	% (E)
Portfolio turnover rate	206	% (D)

(A)  Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.

(B)  Effective June 10, 2011, Class Z shares converted to Class A shares.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Small Cap Value Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$17.36
Income from investment operations:
Net investment income	0.71
Net realized and unrealized losses on investments	(4.00)
Total from investment operations	(3.29)
Less distributions:
Dividends from net investment income	(0.18)
Total distributions	(0.18)
Net asset value at end of period	$13.89
Total return	(19.10	%) (B)
Net assets at end of period (000s)	$2
Ratio of net expenses to average net assets	1.18	% (C)
Ratio of gross expenses to average net assets	70.29	% (C)
Ratio of net investment income to average net assets	2.05	% (C)
Portfolio turnover rate	206	% (B)

Touchstone Small Cap Value Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$17.36
Income from investment operations:
Net investment income	0.20
Net realized and unrealized losses on investments	(3.51)
Total from investment operations	(3.31)
Less distributions:
Dividends from net investment income	(0.19)
Total distributions	(0.19)
Net asset value at end of period	$13.86
Total return	(19.23	%) (B)
Net assets at end of period (000s)	$741
Ratio of net expenses to average net assets	1.03	% (C)
Ratio of gross expenses to average net assets	3.59	% (C)
Ratio of net investment income to average net assets	2.12	% (C)
Portfolio turnover rate	206	% (B)

(A)  Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Total Return Bond Fund — Class A+

Per Share Data for a Share Outstanding Throughout the Period++

	Period Ended September 30, 2011 (A)		Period Ended March 31, 2011 (B)
Net asset value at beginning of period	$9.90		$10.15
Income (loss) from investment operations:
Net investment income	0.24		0.28
Net realized and unrealized gains (losses) on investments	0.24		(0.14	) *
Total from investment operations	0.48		0.14
Less distributions:
Dividends from net investment income	(0.25)		(0.39)
Total distributions	(0.25)		(0.39)
Net asset value at end of period	$10.13		$9.90
Total return (C)	5.02	% (D)	1.31	% (D)**
Net assets at end of period (000s)	$4,737		$7
Ratio of net expenses to average net assets	0.90	% (E)	0.65	% (E)***
Ratio of gross expenses to average net assets	1.69	% (E)	1.75	% (E)***
Ratio of net investment income to average net assets	4.40	% (E)	4.16	% (E)
Portfolio turnover rate	7	% (D)	27	% (D)

Touchstone Total Return Bond Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (F)
Net asset value at beginning of period	$10.04
Income (loss) from investment operations:
Net investment income	0.06
Net realized and unrealized gains (losses) on investments	0.09
Total from investment operations	0.15
Less distributions:
Dividends from net investment income	(0.07)
Total distributions	(0.07)
Net asset value at end of period	$10.12
Total return (B)	1.51	% (D)
Net assets at end of period (000s)	$2,587
Ratio of net expenses to average net assets	1.65	% (E)
Ratio of gross expenses to average net assets	2.55	% (E)
Ratio of net investment income to average net assets	3.75	% (E)
Portfolio turnover rate	7	% (D)

(+)  Touchstone Total Return Bond Fund acquired all of the assets and liabilities of EARNEST Partners Fixed Income Trust ("Predecessor Fund") in a reorganization on August 1, 2011. The Predecessor Fund's performance and financial history have been adopted by Touchstone Total Return Bond Fund and will be used going forward. As a result, the information prior to August 1, 2011 reflects that of the Predecessor Fund.

++  Per share data prior to August 1, 2011 reflects a 1.01491:1 stock split. All per share amounts prior to that date have been adjusted to reflect the stock split.

(A)  Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Investor Class shares were renamed Class A shares. See footnote 9 in the Notes to Financial Statements.

(B)  Class A shares commenced operations on August 16, 2010.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E)  Annualized.

(F)  Class C shares commenced operations on August 1, 2011.

*  This amount per share is a loss for the Class A shares because of the short time period since the Commencement of Operations on August 16, 2010 relative to the full fiscal year in which the Class Y shares were in operation. The loss during this period is offset by the gain in the Class Y shares during the full fiscal year to create a gain in the Realized and Unrealized Gain on Investments on the Statement of Operations for the period ended March 31, 2011.

**  Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

***  The expense ratios listed reflect total expenses prior to any waivers (gross expense ratio) and after any waivers (net expense ratio).

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Total Return Bond Fund — Class Y+

Per Share Data for a Share Outstanding Throughout the Period++

	Period Ended September 30,		Year Ended March 31,
	2011 (A)		2011		2010		2009		2008		2007
Net asset value at beginning of period	$9.86		$9.66		$8.48		$9.20		$9.29		$9.12
Income (loss) from investment operations:
Net investment income	0.24		0.45		0.48		0.48		0.46		0.43
Net realized and unrealized gains (losses) on investments	0.30		0.21		1.21		(0.73)		(0.09)		0.18
Total from investment operations	0.54		0.66		1.69		(0.25)		0.37		0.61
Less distributions:
Dividends from net investment income	(0.25)		(0.46)		(0.51)		(0.47)		(0.46)		(0.44)
Total distributions	(0.25)		(0.46)		(0.51)		(0.47)		(0.46)		(0.44)
Net asset value at end of period	$10.15		$9.86		$9.66		$8.48		$9.20		$9.29
Total return	5.29	% (C)	6.97	% *	20.28	% *	(2.79	%) *	4.16	% *	6.84	% *
Net assets at end of period (000s)	$17,810		$16,512		$16,877		$13,075		$34,652		$44,403
Ratio of net expenses to average net assets	0.48	% (D)	0.40	% **	0.40	% **	0.40	% **	0.40	% **	0.40	% **
Ratio of gross expenses to average net assets	1.13	% (D)	1.62	% **	1.56	% **	1.14	% **	0.94	% **	0.95	% **
Ratio of net investment income to average net assets	4.35	% (D)	4.46%		5.10%		5.23%		4.86%		4.66%
Portfolio turnover rate	7	% (C)	27%		29%		24%		19%		27%

Touchstone Total Return Bond Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (B)
Net asset value at beginning of period	$10.06
Income (loss) from investment operations:
Net investment income	0.08
Net realized and unrealized gains (losses) on investments	0.09
Total from investment operations	0.17
Less distributions:
Dividends from net investment income	(0.09)
Total distributions	(0.09)
Net asset value at end of period	$10.14
Total return	1.70	% (C)
Net assets at end of period (000s)	$6,386
Ratio of net expenses to average net assets	0.50	% (D)
Ratio of gross expenses to average net assets	1.21	% (D)
Ratio of net investment income to average net assets	4.89	% (D)
Portfolio turnover rate	7	% (C)

(+)  Touchstone Total Return Bond Fund acquired all of the assets and liabilities of EARNEST Partners Fixed Income Trust ("Predecessor Fund") in a reorganization on August 1, 2011. The Predecessor Fund's performance and financial history have been adopted by Touchstone Total Return Bond Fund and will be used going forward. As a result, the information prior to August 1, 2011 reflects that of the Predecessor Fund.

++  Per share data prior to August 1, 2011 reflects a 0.87567:1 stock split. All per share amounts prior to that date have been adjusted to reflect the stock split.

(A)  Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Institutional Class shares were renamed Class Y shares. See footnote 9 in the Notes to Financial Statements.

(B)  Institutional Class shares commenced operations on August 1, 2011.

(C)  Not annualized.

(D)  Annualized.

*  Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

**  The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund — Class Z

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.68	$9.66	$9.74	$10.08	$10.06
Income (loss) from investment operations:
Net investment income	0.15	0.18	0.32	0.47	0.53
Net realized and unrealized gains (losses) on investments	(0.04)	0.06	(0.07)	(0.34)	0.01
Total from investment operations	0.11	0.24	0.25	0.13	0.54
Less distributions from net investment income	(0.21)	(0.22)	(0.33)	(0.47)	(0.52)
Net asset value at end of period	$9.58	$9.68	$9.66	$9.74	$10.08
Total return	1.12%	2.49%	2.60%	1.26%	5.48%
Net assets at end of period (000's)	$346,131	$236,650	$108,552	$143,837	$146,045
Ratio of net expenses to average net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of gross expenses to average net assets	0.78%	0.81%	0.85%	0.82%	0.75%
Ratio of net investment income to average net assets	1.39%	1.69%	3.41%	4.72%	5.25%
Portfolio turnover rate	144%	119%	15%	56%	26%

See accompanying notes to financial statements.

Notes to Financial Statements

September 30, 2011

1. Organization

The Touchstone Funds Group Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Trust was established as a Delaware statutory trust under a Declaration of Trust dated October 25, 1993. The Trust consists of the following twenty funds, individually, a "Fund", and collectively, the "Funds":

Touchstone Capital Appreciation Fund ("Capital Appreciation Fund")
Touchstone Emerging Markets Equity Fund ("Emerging Markets Equity Fund")
Touchstone Emerging Markets Equity Fund II ("Emerging Markets Equity Fund II")
Touchstone Focused Equity Fund ("Focused Equity Fund")
Touchstone Global Equity Fund ("Global Equity Fund")
Touchstone Global Real Estate Fund ("Global Real Estate Fund")
Touchstone Intermediate Fixed Income Fund ("Intermediate Fixed Income Fund")
Touchstone International Fixed Income Fund ("International Fixed Income Fund")
Touchstone Large Cap Relative Value Fund ("Large Cap Relative Value Fund")
Touchstone Market Neutral Equity Fund ("Market Neutral Equity Fund")
Touchstone Merger Arbitrage Fund ("Merger Arbitrage Fund")
Touchstone Mid Cap Fund ("Mid Cap Fund")
Touchstone Mid Cap Value Fund ("Mid Cap Value Fund")
Touchstone Premium Yield Equity Fund ("Premium Yield Equity Fund")
Touchstone Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund")
Touchstone Short Duration Fixed Income Fund ("Short Duration Fixed Income Fund")
Touchstone Small Cap Core Fund ("Small Cap Core Fund")
Touchstone Small Cap Value Fund ("Small Cap Value Fund")
Touchstone Total Return Bond Fund ("Total Return Bond Fund")
Touchstone Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fixed Income Fund")

Each Fund is an open-end, diversified, management investment company, with the exception of the Focused Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Merger Arbitrage Fund, Sands Capital Select Growth Fund and Small Cap Core Fund, each of which is an open-end, non-diversified management investment company.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Funds are registered to offer different classes of shares: Class A shares, Class C shares, Class Y shares, Class Z shares, and Institutional Class shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectuses provide a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

Effective December 6, 2010, the Touchstone Small Cap Value Opportunities Fund changed its name to the Touchstone Small Cap Value Fund.

Effective April 19, 2011, the Touchstone Core Plus Fixed Income Fund changed its name to the Touchstone Total Return Bond Fund. On August 1, 2011, EARNEST Partners Fixed Income Trust (the "Predecessor Fund"), a series of the Nottingham Investment Trust II, was reorganized into the Total Return Bond Fund.

Notes to Financial Statements (Continued)

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Security valuation and fair value measurements — All investments in securities are recorded at their estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of September 30, 2011, for each Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund's Portfolio of Investments, which also includes a breakdown of the Fund's investments by geographic/industry concentration.

During the year ended September 30, 2011, there were no significant transfers between Levels 1 and 2 except as shown in the Portfolios of Investments for the Emerging Markets Equity Fund, the Global Equity Fund, and the Global Real Estate Fund.

The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price, and to the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Debt securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value and are categorized in Level 2. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees and are categorized in Level 3. Shares of open end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds and are categorized in Level 1. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net

Notes to Financial Statements (Continued)

asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates its net asset value.

A Significant Event may relate to a single issuer or to an entire market sector. If the Advisor or Sub-Advisor of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Funds' Administrator or Sub-Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates its net asset value. If price movements in a monitored index or security exceed levels established by the Advisor, the Sub-Administrator notifies the Advisor or Sub-Advisor for any Fund holding the relevant securities that such limits have been exceeded. In such event, the Advisor makes the determination whether a Fair Value Committee meeting should be called based on the information provided. These securities are categorized in Level 2.

New accounting pronouncements — In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)." ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Securities sold short — The Funds periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure

Notes to Financial Statements (Continued)

of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund's total return, and the potential for losses in excess of the Fund's initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended September 30, 2011, the Funds used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and adjust exposure to foreign currencies.

Derivative instruments and hedging activities — The following table sets forth the fair value of the Funds' derivative financial instruments by primary risk exposure as of September 30, 2011:

Fair Value of Derivative Investments As of September 30, 2011
		Asset Derivatives	Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Unrealized Appreciation*	Unrealized Depreciation**
International Fixed Income Fund	Forward foreign currency exchange contracts	$525,443	$301,073

*  Statements of Assets and Liabilities Location:  Unrealized appreciation on forward foreign currency contracts

**  Statements of Assets and Liabilities Location:  Unrealized depreciation on forward foreign currency contracts

For the year ended September 30, 2011, the average quarterly balance of outstanding derivative financial instruments was as follows:

	Global Equity Fund	Global Real Estate Fund	International Fixed Income Fund
Forward foreign currency exchange contracts:
Average number of contracts	1	3	59
Average U.S. dollar amount purchased	$22,514	$47,918	$15,646,683
Average U.S. dollar amount sold	$22,220	$47,916	$15,600,685

The Effect of Derivative Investments on the Statement of Operations for the Year Ended September 30, 2011
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gain or (Loss) on Derivatives*	Change in Unrealized Appreciation (Depreciation) on Derivatives**
Emerging Markets Equity Fund	Forward foreign currency exchange contracts	$(510,953)	$(10,274)
Global Equity Fund	Forward foreign currency exchange contracts	$1,231	$—
Global Real Estate Fund	Forward foreign currency exchange contracts	$(786)	$172
International Fixed Income Fund	Forward foreign currency exchange contracts	$(11,648)	$204,056

*  Statements of Operations Location:  Net realized gains (losses) from foreign currency transactions

**  Statements of Operations Location:  Net change in unrealized appreciation/depreciation on foreign currency transactions

Notes to Financial Statements (Continued)

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian in an amount at least equal to the market value of the loaned securities. The cash collateral is reinvested by the Funds' custodian into an approved investment vehicle.

As of September 30, 2011, the following Funds loaned securities and received collateral as follows:

Fund	Fair Value of Securities Loaned	Value of Collateral Received
Emerging Markets Equity Fund	$18,137,165	$19,179,142
Focused Equity Fund	$6,877,531	$7,446,706
Global Real Estate Fund	$112,715	$116,355
Mid Cap Fund	$3,507,465	$3,691,083
Mid Cap Value Fund	$1,483,928	$1,567,248
Sands Capital Select Growth Fund	$24,642,088	$26,034,381
Small Cap Core Fund	$7,518,033	$8,021,530
Small Cap Value Fund	$2,109,595	$2,200,244

All collateral received as cash is received, held and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loaned securities are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest.

Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan is recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds (except International Fixed Income Fund and Total Return Bond Fund) is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class A shares

Notes to Financial Statements (Continued)

of the International Fixed Income Fund and Total Return Bond Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The maximum offering price per share of Class C, Class Y, Class Z, and Institutional Class shares of the Funds is equal to the net asset value per share.

The redemption price per share of each class of shares of the Funds is equal to the net asset value per share. However, Class C shares of the Funds are subject to a contingent deferred sales load of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount ("OID") and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds' policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Distributions to shareholders — The Capital Appreciation Fund, Emerging Markets Equity Fund, Emerging Markets Equity Fund II, Focused Equity Fund, Global Equity Fund, Market Neutral Equity Fund, Merger Arbitrage Fund, Mid Cap Fund, and Small Cap Core Fund declare and distribute net investment income, if any, annually, as a dividend to shareholders. The Global Real Estate Fund, Large Cap Relative Value Fund, Mid Cap Value Fund, Sands Capital Select Growth Fund, and Small Cap Value Fund declare and distribute net investment income, if any, quarterly, as a dividend to shareholders. Prior to March 31, 2011, the Small Cap Value Fund declared and distributed net investment income annually. The International Fixed Income Fund, Premium Yield Equity Fund and Total Return Bond Fund declare and distribute net investment income, if any, monthly as a dividend to shareholders. The Intermediate Fixed Income Fund, Short Duration Fixed Income Fund, and Ultra Short Duration Fixed Income Fund declare net investment income daily and distribute it monthly, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

Notes to Financial Statements (Continued)

contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2011:

	Capital Appreciation Fund	Emerging Markets Equity Fund	Emerging Markets Equity Fund II*	Focused Equity Fund
Purchases of investment securities	$2,748,952	$416,085,861	$8,094,550	$150,214,969
Proceeds from sales and maturities	$1,464,852	$65,310,772	$2,474,111	$32,106,192
	Global Equity Fund	Global Real Estate Fund	Intermediate Fixed Income Fund	International Fixed Income Fund
Purchases of investment securities	$2,889,180	$5,581,532	$7,707,508	$9,038,256
Proceeds from sales and maturities	$3,974,092	$4,179,743	$22,883,060	$6,490,149
	Large Cap Relative Value Fund	Market Neutral Equity Fund	Merger Arbitrage Fund**	Mid Cap Fund
Purchases of investment securities	$4,358,068	$30,815,625	$8,219,554	$108,792,341
Proceeds from sales and maturities	$1,415,441	$21,770,071	$2,386,666	$165,628,977
	Mid Cap Value Fund	Premium Yield Equity Fund	Sands Capital Select Growth Fund	Short Duration Fixed Income Fund
Purchases of investment securities	$40,944,101	$23,483,288	$857,020,496	$17,579,704
Proceeds from sales and maturities	$30,327,670	$27,093,392	$229,065,710	$20,164,046
	Small Cap Core Fund	Small Cap Value Fund	Total Return Bond Fund***	Ultra Short Duration Fixed Income Fund
Purchases of investment securities	$122,058,878	$114,788,265	$17,539,162	$374,741,368
Proceeds from sales and maturities	$59,656,871	$142,915,989	$288,073	$343,680,411

*  Represents the period from commencement of operations (April 18, 2011) through September 30, 2011.

**  Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

***  Represents the period from April 1, 2011 through September 30, 2011.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. ("JPMorgan") the Sub-Administrator and Transfer Agent to the Funds. The Advisor and Underwriter are each wholly owned, indirect subsidiaries of The Western and Southern Life Insurance Company ("Western-Southern").

Notes to Financial Statements (Continued)

As of September 30, 2011, the following Funds were owned by Western-Southern and subsidiaries:

Capital Appreciation Fund	43.6%
Emerging Markets Equity Fund II	86.1%
Global Equity Fund	78.5%
Global Real Estate Fund	62.9%
International Fixed Income Fund	70.1%
Large Cap Relative Value Fund	51.3%
Market Neutral Equity Fund	72.4%
Merger Arbitrage Fund	75.4%
Mid Cap Value Fund	80.2%
Premium Yield Equity Fund	48.4%
Total Return Bond Fund	18.2%

MANAGEMENT & EXPENSE LIMITATIONS AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

Capital Appreciation Fund	0.75% on the first $25 million 0.70% on assets greater than $25 million to $250 million 0.65% of such assets in excess of $250 million

Emerging Markets Equity Fund	1.10% on the first $200 million 1.05% on assets greater than $200 million to $400 million 0.95% of such assets in excess of $400 million

Emerging Markets Equity Fund II	1.10% on the first $200 million 1.05% on assets greater than $200 million to $400 million 0.95% of such assets in excess of $400 million

Focused Equity Fund	0.70% on the first $100 million 0.65% on assets greater than $100 million to $500 million 0.60% of such assets in excess of $500 million

Global Equity Fund	0.85% on the first $50 million 0.80% on assets greater than $50 million to $500 million 0.75% of such assets in excess of $500 million

Global Real Estate Fund	0.80%

Intermediate Fixed Income Fund	0.40%

International Fixed Income Fund	0.55% on the first $100 million 0.50% on assets greater than $100 million to $250 million 0.45% of such assets in excess of $250 million

Large Cap Relative Value Fund	0.70% on the first $100 million 0.65% of such assets in excess of $100 million

Market Neutral Equity Fund	1.30%

Merger Arbitrage Fund	1.05%

Mid Cap Fund	0.80%

Mid Cap Value Fund	0.85% on the first $100 million 0.80% on assets greater than $100 million to $400 million 0.75% of such assets in excess of $400 million

Premium Yield Equity Fund	0.70% on the first $100 million 0.65% of such assets in excess of $100 million

Sands Capital Select Growth Fund*	0.85% on the first $1 billion 0.80% on assets greater than $1 billion to $1.5 billion 0.75% on assets greater than $1.5 billion to $2 billion 0.70% of such assets in excess of $2 billion

Notes to Financial Statements (Continued)

Short Duration Fixed Income Fund	0.25%

Small Cap Core Fund	0.85%

Small Cap Value Fund*	0.95% on the first $100 million 0.90% of such assets in excess of $100 million

Total Return Bond Fund**	0.35%

Ultra Short Duration Fixed Income Fund	0.25%

*  Prior to December 6, 2010, the fees for the Sands Capital Select Growth Fund and the Small Cap Value Fund were 0.85% and 0.95%, respectively.

**  Prior to the reorganization of Total Return Bond Fund on August 1, 2011, EARNEST Partners LLC served as investment advisor to the Predecessor Fund. The Predecessor Fund paid EARNEST Partners LLC a managemet fee equal to 0.45% of average daily net assets.

In addition to the base advisory fee shown above for the Sands Capital Select Growth Fund, a performance fee adjustment will be added to or subtracted from the base advisory fee depending on the performance of the Fund in relation to the investment performance of the Fund's benchmark index, for the preceding twelve month period, as follows:

	Benchmark Index	Benchmark Threshold	Annual Adjustment Rate	Highest/Lowest Possible Advisory Fee
Sands Capital Select Growth Fund	Russell 1000 Growth Index	+/-2.50%	+/-0.15%	1.00%/0.55%

For the year ended September 30, 2011, the Advisor's base fee was increased by $1,109,832 as a result of the performance fee adjustment.

The Advisor has entered into investment sub-advisory agreements with the following parties:

AGF Investments America, Inc.
Emerging Markets Equity Fund
Emerging Markets Equity Fund II
Aronson Johnson Ortiz
Market Neutral Equity Fund
Bedlam Asset Management PLC
Global Equity Fund
Cornerstone Real Estate Advisers LLC
Global Real Estate Fund
DePrince, Race & Zollo, Inc.
Small Cap Value Fund*
EARNEST Partners LLC
Large Cap Relative Value Fund
Total Return Bond Fund**
Farr, Miller & Washington LLC
Capital Appreciation Fund
Fort Washington Investment Advisors, Inc.***
Focused Equity Fund
Ultra Short Duration Fixed Income Fund	GAM International Management Limited
International Fixed Income Fund
JKMilne Asset Management
Intermediate Fixed Income Fund
Lee Munder Capital Group, LLC
Mid Cap Value Fund
The London Company
Small Cap Core Fund
Longfellow Investment Management Co.
Merger Arbitrage Fund
Short Duration Fixed Income Fund
Miller/Howard Investments, Inc.
Premium Yield Equity Fund
Sands Capital Management, LLC
Sands Capital Select Growth Fund
Turner Investment Partners, Inc.
Mid Cap Fund

*  Prior to December 6, 2010, the Fund's sub-advisor was Turner Investment Partners, Inc.

Notes to Financial Statements (Continued)

**  Effective as of the date of the Fund's reorganization, August 1, 2011. See footnote 9.

***  Affiliate of the Advisor

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

The Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the Funds. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees, administration fees and reimburse expenses in order to maintain expense limitations, excluding dividend expense on securities sold short, for the Funds as follows:

	Class A	Class C	Class Y	Class Z	Institutional Class
Capital Appreciation Fund	1.19%	1.94%	0.94%	—	0.79%
Emerging Markets Equity Fund	1.74%	2.49%	1.49%	—	1.34%
Emerging Markets Equity Fund II	1.74%	2.49%	1.49%	—	1.34%
Focused Equity Fund	1.20%	1.95%	0.95%	—	0.80%
Global Equity Fund	1.34%	2.09%	1.09%	—	0.94%
Global Real Estate Fund	1.39%	2.14%	1.14%	—	0.99%
Intermediate Fixed Income Fund	—	—	—	—	0.40%
International Fixed Income Fund	1.09%	1.84%	0.84%	—	0.69%
Large Cap Relative Value Fund	1.19%	1.94%	0.94%	—	0.79%
Market Neutral Equity Fund	1.50%	2.25%	1.25%	—	—
Merger Arbitrage Fund	1.68%	2.43%	1.43%	—	1.28%
Mid Cap Fund	1.21%	1.96%	0.96%	1.21%	—
Mid Cap Value Fund	1.29%	2.04%	1.04%	—	0.89%
Premium Yield Equity Fund	1.20%	1.95%	0.95%	—	—
Short Duration Fixed Income Fund	—	—	0.49%	0.74%	—
Small Cap Core Fund	1.34%	2.09%	1.09%	—	0.94%
Small Cap Value Fund	1.43%	2.18%	1.18%	—	1.03%
Total Return Bond Fund*	0.90%	1.65%	0.65%	—	0.50%
Ultra Short Duration Fixed Income Fund	—	—	—	0.69%	—

*  Prior to the reorganization of Total Return Bond Fund on August 1, 2011, EARNEST Partners LLC contractually agreed to limit expenses of the Predecessor Fund to 0.40% of average daily net assets.

These expense limitations will remain in effect until at least January 27, 2012, except for the Emerging Markets Equity Fund II, which will remain in effect until at least April 30, 2012, and for Merger Arbitrage Fund, Small Cap Value Fund, and Total Return Bond Fund, each of which will remain in effect until at least January 27, 2013.

The Advisor has agreed to limit certain Funds' other operating expenses ("Other Expenses") to the following levels. These expense limitations will remain in effect until at least January 27, 2012.

	Class A	Class C	Class Y	Class Z
Sands Capital Select Growth Fund	0.25%	0.25%	0.25%	0.25%

Notes to Financial Statements (Continued)

During the year ended September 30, 2011, the Advisor waived investment advisory fees and administration fees and/or reimbursed expenses of the Funds as follows:

	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed
Capital Appreciation Fund	$56,306	$15,015	$36,184
Emerging Markets Equity Fund	$—	$273,189	$—
Emerging Markets Equity Fund II*	$26,378	$4,796	$49,647
Focused Equity Fund	$50,491	$152,092	$163,410
Global Equity Fund	$39,076	$9,194	$55,956
Global Real Estate Fund	$37,973	$9,493	$72,885
Intermediate Fixed Income Fund	$101,432	$204,633	$—
International Fixed Income Fund	$58,274	$21,191	$20,339
Large Cap Relative Value Fund	$43,416	$12,405	$24,348
Market Neutral Equity Fund	$122,257	$73,241	$6,329
Merger Arbitrage Fund**	$8,113	$1,537	$17,206
Mid Cap Fund	$—	$156,505	$—
Mid Cap Value Fund	$52,176	$101,961	$7,455
Premium Yield Equity Fund	$—	$89,008	$7,098
Sands Capital Select Growth Fund	$—	$923,778	$—
Short Duration Fixed Income Fund	$—	$86,219	$17,857
Small Cap Core Fund	$—	$318,312	$161,991
Small Cap Value Fund	$—	$100,441	$—
Total Return Bond Fund***	$38,912	$13,294	$19,232
Ultra Short Duration Fixed Income Fund	$—	$258,722	$—

*  Represents the period from commencement of operations (April 18, 2011) through September 30, 2011.

**  Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

***  Represents the period from April 1, 2011 through September 30, 2011.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust, Touchstone Investment Trust (excluding Institutional Money Market Fund), Touchstone Strategic Trust, and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets.

The Advisor has engaged JPMorgan as the Sub-Administrator to the Trust. JPMorgan provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and

Notes to Financial Statements (Continued)

performs other shareholder service functions. For these services, JPMorgan receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

For the year ended September 30, 2011, the following Funds reimbursed the Advisor for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds. These amounts are included in transfer agent fees on the Statements of Operations:

Amount
Capital Appreciation Fund	$628
Emerging Markets Equity Fund	$48,611
Emerging Markets Equity Fund II*	$691
Focused Equity Fund	$2,681
Global Equity Fund	$1,131
Global Real Estate Fund	$315
Intermediate Fixed Income Fund	$1,322
International Fixed Income Fund	$678
Large Cap Relative Value Fund	$1,969
Market Neutral Equity Fund	$2,970
Merger Arbitrage Fund**	$—
Mid Cap Fund	$3,164
Mid Cap Value Fund	$2,624
Premium Yield Equity Fund	$8,037
Sands Capital Select Growth Fund	$605,358
Short Duration Fixed Income Fund	$26,961
Small Cap Core Fund	$35,882
Small Cap Value Fund	$13,500
Total Return Bond Fund***	$479
Ultra Short Duration Fixed Income Fund	$92,347

*  Represents the period from commencement of operations (April 18, 2011) through September 30, 2011.

**  Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

***  Represents the period from April 1, 2011 through September 30, 2011.

PLANS OF DISTRIBUTION

The Trust has adopted a Distribution and Shareholder Services Plan for Class A shares of the Capital Appreciation Fund, Emerging Markets Equity Fund, Emerging Markets Equity Fund II, Focused Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Merger Arbitrage Fund, Mid Cap Fund, Mid Cap Value Fund, Premium Yield Equity Fund, Sands Capital Select Growth Fund, Small Cap Core Fund, Small Cap Value Fund and Total Return Bond Fund (Class A Plan) under which each Fund may directly or indirectly bear expenses relating to the distribution of Class A shares of the Trust and for shareholder services provided to Class A shares. The Fund will incur and/or reimburse expenses for distribution and shareholder services of Class A shares at an annual rate not to exceed 0.25% of the average daily net assets of Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan for Class C shares of the Capital Appreciation Fund, Emerging Markets Equity Fund, Emerging Markets Equity Fund II, Focused Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Merger Arbitrage Fund, Mid Cap Fund, Mid Cap Value Fund, Premium Yield Equity Fund, Sands Capital Select Growth Fund, Small Cap Core Fund, Small Cap Value

Notes to Financial Statements (Continued)

Fund and Total Return Bond Fund (Class C Plan) under which each Fund may directly or indirectly bear expenses relating to the distribution of Class C shares of the Trust and for shareholder services provided to Class C shares. The Fund will incur and/or reimburse expenses for distribution and shareholder services of Class C shares at an annual rate not to exceed 0.75% and 0.25%, respectively, of the average daily net assets of Class C shares. The combination of these fees is not to exceed 1.00% of the average daily net assets of Class C shares.

The Trust has adopted a Shareholder Services Plan for Class Z shares of the Mid Cap Fund, Sands Capital Select Growth Fund, Short Duration Fixed Income Fund, and Ultra Short Duration Fixed Income Fund (Class Z Plan) under which each Fund may directly or indirectly bear expenses for shareholder services provided. The Fund will incur and/or reimburse expense for shareholder services of Class Z shares at an annual rate not to exceed 0.25% of the average daily net assets of Class Z shares. Prior to June 10, 2011, the Small Cap Value Fund was also included in the Class Z Plan. On June 10, 2011, Class Z shares were converted to Class A shares.

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of shares of the following Funds during the year ended September 30, 2011:

Amount
Capital Appreciation Fund	$1,522
Emerging Markets Equity Fund	$38,964
Emerging Markets Equity Fund II*	$933
Focused Equity Fund	$1,219
Global Equity Fund	$598
Global Real Estate Fund	$366
International Fixed Income Fund	$6,173
Large Cap Relative Value Fund	$1,088
Market Neutral Equity Fund	$402
Merger Arbitrage Fund**	$544
Mid Cap Fund	$613
Mid Cap Value Fund	$1,204
Premium Yield Equity Fund	$7,703
Sands Capital Select Growth Fund	$50,798
Small Cap Core Fund	$23,918
Small Cap Value Fund	$246
Total Return Bond Fund***	$539

*  Represents the period from commencement of operations (April 18, 2011) through September 30, 2011.

**  Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

***  Represents the period from April 1, 2011 through September 30, 2011.

In addition, the Underwriter collected contingent deferred sales charges on the redemption of Class C shares of the following Funds during the year ended September 30, 2011:

Amount
Emerging Markets Equity Fund	$2,117
International Fixed Income Fund	$1,410
Market Neutral Equity Fund	$469

Notes to Financial Statements (Continued)

Amount
Mid Cap Fund	$79
Premium Yield Equity Fund	$441
Sands Capital Select Growth Fund	$247
Small Cap Core Fund	$4,360
Total Return Bond Fund*	$22

*  Represents the period from April 1, 2011 through September 30, 2011.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust and provides administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives an annual fee from each Fund.

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund's investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended September 30, 2011, is as follows:

	Share Activity
	Balance 09/30/10	Purchases	Sales	Balance 09/30/11	Dividends	Value 09/30/11
Capital Appreciation Fund	351,779	2,753,950	(2,969,686)	136,043	$908	$136,043
Emerging Markets Equity Fund	6,859,541	245,046,788	(240,940,697)	10,965,632	$26,280	$10,965,632
Emerging Markets Equity Fund II*	—	6,136,699	(6,132,141)	4,558	$412	$4,558
Focused Equity Fund	36,740	95,019,161	(91,046,390)	4,009,511	$9,060	$4,009,511
Global Equity Fund	90,045	2,374,448	(2,395,606)	68,887	$302	$68,887
Global Real Estate Fund	128,215	3,722,672	(3,750,416)	100,471	$148	$100,471
Intermediate Fixed Income Fund	4,393,607	33,261,603	(35,921,815)	1,733,395	$7,283	$1,733,395
International Fixed Income Fund	241,561	5,633,861	(5,875,422)	—	$655	$—
Large Cap Relative Value Fund	117,676	5,755,164	(5,640,533)	232,307	$623	$232,307
Market Neutral Equity Fund	988,692	30,224,838	(30,919,057)	294,473	$1,421	$294,473
Merger Arbitrage Fund**	—	7,248,536	(5,629,353)	1,619,183	$280	$1,619,183
Mid Cap Fund	564,694	65,854,940	(65,519,525)	900,109	$2,149	$900,109
Mid Cap Value Fund	554,647	15,010,624	(14,587,057)	978,214	$1,271	$978,214
Premium Yield Equity Fund	1,162,613	23,295,752	(23,974,968)	483,397	$2,377	$483,397
Sands Capital Select Growth Fund	30,084,351	349,588,917	(344,687,105)	34,986,163	$39,331	$34,986,163
Short Duration Fixed Income Fund	633,713	20,874,307	(21,305,907)	202,113	$1,962	$202,113
Small Cap Core Fund	1,696,266	92,465,230	(90,844,879)	3,316,617	$6,328	$3,316,617
Small Cap Value Fund	877,327	39,980,105	(39,078,908)	1,778,524	$3,138	$1,778,524
Total Return Bond Fund***	—	3,749,108	(2,070,365)	1,678,743	$346	$1,678,743
Ultra Short Duration Fixed Income Fund	34,353,028	367,508,904	(356,025,707)	45,836,225	$61,561	$45,836,225

*  Represents the period from commencement of operations (April 18, 2011) through September 30, 2011.

**  Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

***  Represents the period from April 1, 2011 through September 30, 2011.

Notes to Financial Statements (Continued)

5. Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Capital Appreciation Fund		Emerging Markets Equity Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
Class A
Shares issued	147,734	267,286	3,547,839	935,779
Shares reinvested	6,016	—	5,820	—
Shares redeemed	(34,714)	(10,100)	(1,881,202)	(120,057)
Change in shares outstanding	119,036	257,186	1,672,457	815,722
Shares outstanding, beginning of period	257,186	—	815,722	—
Shares outstanding, end of period	376,222	257,186	2,488,179	815,722
Class C
Shares issued	10,049	37,123	400,532	301,020
Shares reinvested	1,106	—	766	—
Shares redeemed	(1,805)	(3,690)	(172,503)	(15,645)
Change in shares outstanding	9,350	33,433	228,795	285,375
Shares outstanding, beginning of period	33,433	—	285,375	—
Shares outstanding, end of period	42,783	33,433	514,170	285,375
Class Y
Shares issued	2,151	16,888	13,976,009	1,141,030
Shares reinvested	441	12	14,126	—
Shares redeemed	—	(4,490)	(951,388)	(71,873)
Change in shares outstanding	2,592	12,410	13,038,747	1,069,157
Shares outstanding, beginning of period	12,410	—	1,069,157	—
Shares outstanding, end of period	15,002	12,410	14,107,904	1,069,157
Institutional Class
Shares issued	—	270,250	13,367,607	10,327,778
Shares reinvested	9,987	708	51,241	—
Shares redeemed	—	(250)	(530,487)	(481,205)
Change in shares outstanding	9,987	270,708	12,888,361	9,846,573
Shares outstanding, beginning of period	270,708	—	9,846,573	—
Shares outstanding, end of period	280,695	270,708	22,734,934	9,846,573

Notes to Financial Statements (Continued)

	Emerging Markets Equity Fund II	Focused Equity Fund
	Period Ended September 30, 2011 (A)	Year Ended September 30, 2011	Period Ended September 30, 2010 (B)
Class A
Shares issued	53,132	9,710,959	87,159
Shares reinvested	—	1,085	—
Shares redeemed	(734)	(1,286,253)	(12,811)
Change in shares outstanding	52,398	8,425,791	74,348
Shares outstanding, beginning of period	—	74,348	—
Shares outstanding, end of period	52,398	8,500,139	74,348
Class C
Shares issued	2,090	15,937	18,599
Shares reinvested	—	185	—
Shares redeemed	—	(14,279)	(1,385)
Change in shares outstanding	2,090	1,843	17,214
Shares outstanding, beginning of period	—	17,214	—
Shares outstanding, end of period	2,090	19,057	17,214
Class Y
Shares issued	51,417	1,555,186	18,300
Shares reinvested	—	125	—
Shares redeemed	(26,257)	(283,790)	—
Change in shares outstanding	25,160	1,271,521	18,300
Shares outstanding, beginning of period	—	18,300	—
Shares outstanding, end of period	25,160	1,289,821	18,300
Institutional Class
Shares issued	493,268	91,822	166,432
Shares reinvested	—	3,084	—
Shares redeemed	—	(73,084)	(96,432)
Change in shares outstanding	493,268	21,822	70,000
Shares outstanding, beginning of period	—	70,000	—
Shares outstanding, end of period	493,268	91,822	70,000

(A)  Represents the period from commencement of operations (April 18, 2011) through September 30, 2011.

(B)  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

Notes to Financial Statements (Continued)

	Global Equity Fund		Global Real Estate Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
Class A
Shares issued	48,813	217,437	212,378	170,489
Shares reinvested	1,145	—	3,515	415
Shares redeemed	(159,828)	(43,120)	(83,869)	(94,047)
Change in shares outstanding	(109,870)	174,317	132,024	76,857
Shares outstanding, beginning of period	174,317	—	76,857	—
Shares outstanding, end of period	64,447	174,317	208,881	76,857
Class C
Shares issued	215	10,250	302	10,745
Shares reinvested	91	—	896	177
Shares redeemed	—	(250)	—	(250)
Change in shares outstanding	306	10,000	1,198	10,672
Shares outstanding, beginning of period	10,000	—	10,672	—
Shares outstanding, end of period	10,306	10,000	11,870	10,672
Class Y
Shares issued	6,328	13,548	5,583	11,172
Shares reinvested	230	—	1,066	231
Shares redeemed	(7)	(250)	(5,789)	(250)
Change in shares outstanding	6,551	13,298	860	11,153
Shares outstanding, beginning of period	13,298	—	11,153	—
Shares outstanding, end of period	19,849	13,298	12,013	11,153
Institutional Class
Shares issued	1,629	288,959	—	272,604
Shares reinvested	5,286	64	24,853	6,130
Shares redeemed	(767)	(250)	(1,633)	(250)
Change in shares outstanding	6,148	288,773	23,220	278,484
Shares outstanding, beginning of period	288,773	—	278,484	—
Shares outstanding, end of period	294,921	288,773	301,704	278,484

Notes to Financial Statements (Continued)

	Intermediate Fixed Income Fund		International Fixed Income Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
Class A
Shares issued	—	—	269,862	116,964
Shares reinvested	—	—	12,042	296
Shares redeemed	—	—	(154,393)	(1,284)
Change in shares outstanding	—	—	127,511	115,976
Shares outstanding, beginning of period	—	—	115,976	—
Shares outstanding, end of period	—	—	243,487	115,976
Class C
Shares issued	—	—	33,150	41,491
Shares reinvested	—	—	3,439	70
Shares redeemed	—	—	(16,978)	(5,756)
Change in shares outstanding	—	—	19,611	35,805
Shares outstanding, beginning of period	—	—	35,805	—
Shares outstanding, end of period	—	—	55,416	35,805
Class Y
Shares issued	—	—	162,319	23,352
Shares reinvested	—	—	4,664	134
Shares redeemed	—	—	(115,185)	(6,475)
Change in shares outstanding	—	—	51,798	17,011
Shares outstanding, beginning of period	—	—	17,011	—
Shares outstanding, end of period	—	—	68,809	17,011
Institutional Class
Shares issued	912,234	1,195,486	2,438	672,244
Shares reinvested	36,161	7,956	74,760	9,128
Shares redeemed	(2,053,072)	(1,169,060)	(1,808)	(251)
Change in shares outstanding	(1,104,677)	34,382	75,390	681,121
Shares outstanding, beginning of period	11,914,619	11,880,237	681,121	—
Shares outstanding, end of period	10,809,942	11,914,619	756,511	681,121

Notes to Financial Statements (Continued)

	Large Cap Relative Value Fund		Market Neutral Equity Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
Class A
Shares issued	110,035	44,770	351,400	138,722
Shares reinvested	664	22	—	—
Shares redeemed	(90,430)	(1,924)	(72,321)	(76,024)
Change in shares outstanding	20,269	42,868	279,079	62,698
Shares outstanding, beginning of period	42,868	—	62,698	—
Shares outstanding, end of period	63,137	42,868	341,777	62,698
Class C
Shares issued	6,820	21,740	13,156	18,133
Shares reinvested	53	—	—	—
Shares redeemed	(2,498)	(520)	(11,687)	(770)
Change in shares outstanding	4,375	21,220	1,469	17,363
Shares outstanding, beginning of period	21,220	—	17,363	—
Shares outstanding, end of period	25,595	21,220	18,832	17,363
Class Y
Shares issued	275,185	10,267	776,631	3,325,020
Shares reinvested	1,065	17	—	—
Shares redeemed	(54,523)	(250)	(48,404)	(2,801)
Change in shares outstanding	221,727	10,034	728,227	3,322,219
Shares outstanding, beginning of period	10,034	—	3,322,219	—
Shares outstanding, end of period	231,761	10,034	4,050,446	3,322,219
Institutional Class
Shares issued	—	270,789	—	—
Shares reinvested	4,822	568	—	—
Shares redeemed	—	(250)	—	—
Change in shares outstanding	4,822	271,107	—	—
Shares outstanding, beginning of period	271,107	—	—	—
Shares outstanding, end of period	275,929	271,107	—	—

Notes to Financial Statements (Continued)

	Merger Arbitrage Fund	Mid Cap Fund
	Period Ended September 30, 2011 (A)	Year Ended September 30, 2011	Year Ended September 30, 2010
Class A
Shares issued	25,902	15,088	25,374
Shares reinvested	—	—	168
Shares redeemed	—	(16,080)	(11,881)
Change in shares outstanding	25,902	(992)	13,661
Shares outstanding, beginning of period	—	54,044	40,383
Shares outstanding, end of period	25,902	53,052	54,044
Class C
Shares issued	25,415	21,061	6,152
Shares redeemed	—	(4,071)	(1,501)
Change in shares outstanding	25,415	16,990	4,651
Shares outstanding, beginning of period	—	19,770	15,119
Shares outstanding, end of period	25,415	36,760	19,770
Class Y (B)
Shares issued	115,733	1,122,323	404,386
Shares reinvested	—	711	5,228
Shares redeemed	—	(4,956,532)	(5,629,235)
Change in shares outstanding	115,733	(3,833,498)	(5,219,621)
Shares outstanding, beginning of period	—	9,741,651	14,961,272
Shares outstanding, end of period	115,733	5,908,153	9,741,651
Class Z
Shares issued	—	161,305	106,514
Shares reinvested	—	—	814
Shares redeemed	—	(141,655)	(217,842)
Change in shares outstanding	—	19,650	(110,514)
Shares outstanding, beginning of period	—	51,805	162,319
Shares outstanding, end of period	—	71,455	51,805
Institutional Class
Shares issued	500,250	—	—
Shares reinvested	—	—	—
Shares redeemed	—	—	—
Change in shares outstanding	500,250	—	—
Shares outstanding, beginning of period	—	—	—
Shares outstanding, end of period	500,250	—	—

(A)  Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B)  Effective January 28, 2010, Institutional Class shares of the Mid Cap Fund were changed to Class Y shares.

Notes to Financial Statements (Continued)

	Mid Cap Value Fund		Premium Yield Equity Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
Class A
Shares issued	328,003	46,216	1,028,857	471,835
Shares reinvested	2,099	155	111,470	95,669
Shares redeemed	(141,699)	(17,067)	(353,042)	(458,430)
Change in shares outstanding	188,403	29,304	787,285	109,074
Shares outstanding, beginning of period	29,304	—	3,461,054	3,351,980
Shares outstanding, end of period	217,707	29,304	4,248,339	3,461,054
Class C
Shares issued	8,338	11,460	282,510	578,905
Shares reinvested	175	41	21,323	12,488
Shares redeemed	(862)	(250)	(253,359)	(91,688)
Change in shares outstanding	7,651	11,251	50,474	499,705
Shares outstanding, beginning of period	11,251	—	1,059,315	559,610
Shares outstanding, end of period	18,902	11,251	1,109,789	1,059,315
Class Y
Shares issued	392,127	50,041	1,243,678	1,890,153
Shares reinvested	2,997	173	40,162	27,395
Shares redeemed	(14,916)	(251)	(2,477,225)	(227,888)
Change in shares outstanding	380,208	49,963	(1,193,385)	1,689,660
Shares outstanding, beginning of period	49,963	—	1,782,756	93,096
Shares outstanding, end of period	430,171	49,963	589,371	1,782,756
Institutional Class
Shares issued	219,249	3,338,313	—	—
Shares reinvested	86,758	2,777	—	—
Shares redeemed	(2,403)	(250)	—	—
Change in shares outstanding	303,604	3,340,840	—	—
Shares outstanding, beginning of period	3,340,840	—	—	—
Shares outstanding, end of period	3,644,444	3,340,840	—	—

Notes to Financial Statements (Continued)

	Sands Capital Select Growth Fund		Short Duration Fixed Income Fund
	Year Ended September 30, 2011 (A)	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
Class A
Shares issued	2,652,990	—	—	—
Shares redeemed	(394,502)	—	—	—
Change in shares outstanding	2,258,488	—	—	—
Shares outstanding, beginning of period	—	—	—	—
Shares outstanding, end of period	2,258,488	—	—	—
Class C
Shares issued	944,384	—	—	—
Shares redeemed	(16,096)	—	—	—
Change in shares outstanding	928,288	—	—	—
Shares outstanding, beginning of period	—	—	—	—
Shares outstanding, end of period	928,288	—	—	—
Class Y
Shares issued	33,079,380	5,629,008	234,596	92,642
Shares reinvested	—	—	334	1,055
Shares redeemed	(5,630,923)	(3,303,760)	(193,264)	(76,251)
Change in shares outstanding	27,448,457	2,325,248	41,666	17,446
Shares outstanding, beginning of period	13,625,415	11,300,167	76,949	59,503
Shares outstanding, end of period	41,073,872	13,625,415	118,615	76,949
Class Z
Shares issued	66,676,446	32,185,209	804,768	754,949
Shares reinvested	—	—	115,476	115,755
Shares redeemed	(31,679,678)	(16,070,720)	(1,188,710)	(914,126)
Change in shares outstanding	34,996,768	16,114,489	(268,466)	(43,422)
Shares outstanding, beginning of period	62,110,554	45,996,065	4,357,109	4,400,531
Shares outstanding, end of period	97,107,322	62,110,554	4,088,643	4,357,109

(A)  Class A and Class C represent the period from commencement of operations (November 15, 2010) through September 30, 2011.

Notes to Financial Statements (Continued)

	Small Cap Core Fund		Small Cap Value Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011 (A)	Year Ended September 30, 2010
Class A
Shares issued	3,722,461	5,137,874	3,136,386	—
Shares reinvested	3,123	—	8,773	—
Shares redeemed	(4,431,068)	(825,614)	(446,583)	—
Change in shares outstanding	(705,484)	4,312,260	2,698,576	—
Shares outstanding, beginning of period	4,312,260	—	—	—
Shares outstanding, end of period	3,606,776	4,312,260	2,698,576	—
Class C
Shares issued	731,910	475,489	144	—
Shares reinvested	29	—	1	—
Shares redeemed	(190,244)	(21,338)	—	—
Change in shares outstanding	541,695	454,151	145	—
Shares outstanding, beginning of period	454,151	—	—	—
Shares outstanding, end of period	995,846	454,151	145	—
Class Y
Shares issued	3,641,810	3,255,338	1,266	—
Shares reinvested	6,188	—	6	—
Shares redeemed	(1,675,553)	(380,556)	(1,126)	—
Change in shares outstanding	1,972,445	2,874,782	146	—
Shares outstanding, beginning of period	2,874,782	—	—	—
Shares outstanding, end of period	4,847,227	2,874,782	146	—
Class Z
Shares issued	—	—	426,387	763,694
Shares reinvested	—	—	32,993	—
Shares redeemed	—	—	(4,792,518)	(2,768,817)
Change in shares outstanding	—	—	(4,333,138)	(2,005,123)
Shares outstanding, beginning of period	—	—	4,333,138	6,338,261
Shares outstanding, end of period	—	—	—	4,333,138
Institutional Class
Shares issued	3,337,526	1,166,686	53,246	—
Shares reinvested	3,485	894	248	—
Shares redeemed	(642,952)	(275,955)	—	—
Change in shares outstanding	2,698,059	891,625	53,494	—
Shares outstanding, beginning of period	891,625	—	—	—
Shares outstanding, end of period	3,589,684	891,625	53,494	—

(A)  Class A, Class C, Class Y and Institutional Class represent the period from commencement of operations (March 1, 2011) through September 30, 2011. Class Z shares were converted to Class A shares on June 10, 2011.

Notes to Financial Statements (Continued)

	Total Return Bond Fund			Ultra Short Duration Fixed Income Fund
	Period Ended September 30, 2011	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
Class A
Shares issued (A)	138,426	693	—	—	—
Shares reinvested (A)	2,604	21	—	—	—
Shares issued in connection with merger (B)	331,907	—	—	—	—
Shares redeemed (A)	(6,144)	—	—	—	—
Change in shares outstanding	466,793	714	—	—	—
Shares outstanding, beginning of period	714	—	—	—	—
Shares outstanding, end of period	467,507	714	—	—	—
Class C
Shares issued	10,620	—	—	—	—
Shares reinvested	1,550	—	—	—	—
Shares issued in connection with merger (B)	248,384	—	—	—	—
Shares redeemed	(4,880)	—	—	—	—
Change in shares outstanding	255,674	—	—	—	—
Shares outstanding, beginning of period	—	—	—	—	—
Shares outstanding, end of period	255,674	—	—	—	—
Class Y
Shares issued (C)	153,969	208,057	398,594	—	—
Shares reinvested (C)	36,959	77,602	88,868	—	—
Shares issued in connection with merger (B)	61,451	—	—	—	—
Shares redeemed (C)	(171,732)	(358,757)	(283,576)	—	—
Change in shares outstanding	80,647	(73,098)	203,886	—	—
Shares outstanding, beginning of period	1,674,076	1,747,174	1,543,288	—	—
Shares outstanding, end of period	1,754,723	1,674,076	1,747,174	—	—
Class Z
Shares issued	—	—	—	35,550,281	20,014,092
Shares reinvested	—	—	—	530,809	278,613
Shares redeemed	—	—	—	(24,416,107)	(7,070,449)
Change in shares outstanding	—	—	—	11,664,983	13,222,256
Shares outstanding, beginning of period	—	—	—	24,458,413	11,236,157
Shares outstanding, end of period	—	—	—	36,123,396	24,458,413
Institutional Class
Shares issued	—	—	—	—	—
Shares reinvested	5,606	—	—	—	—
Shares issued in connection with merger (B)	624,160	—	—	—	—
Shares redeemed	—	—	—	—	—
Change in shares outstanding	629,766	—	—	—	—
Shares outstanding, beginning of period	—	—	—	—	—
Shares outstanding, end of period	629,766	—	—	—	—

(A)  Share amounts prior to August 1, 2011 have been adjusted to reflect a 1.01491:1 stock split.

(B)  See footnote 9 in the notes to financial statements.

(C)  Share amounts prior to August 1, 2011 have been adjusted to reflect a 0.87567:1 stock split.

Notes to Financial Statements (Continued)

6. Federal Tax Information

Federal income tax — It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2011 and 2010 was as follows:

	Capital Appreciation Fund		Emerging Markets Equity Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From ordinary income	$224,387	$7,703	$917,181	$—
From long-term capital gains	—	—	42,906	—
	$224,387	$7,703	$960,087	$—
	Emerging Markets Equity Fund II		Focused Equity Fund
	Period Ended September 30, 2011*		Year Ended September 30, 2011	Year Ended September 30, 2010**
From ordinary income	$—		$95,426	$—
	Global Equity Fund		Global Real Estate Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From ordinary income	$54,811	$661	$358,116	$90,201
From long-term capital gains	23,345	—	20,496	—
	$78,156	$661	$378,612	$90,201
	Intermediate Fixed Income Fund		International Fixed Income Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From ordinary income	$3,044,360	$3,085,391	$994,275	$122,627
From long-term capital gains	—	—	7,726	—
	$3,044,360	$3,085,391	$1,002,001	$122,627
	Large Cap Relative Value Fund		Market Neutral Equity Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From ordinary income	$78,312	$13,296	$—	$—
From long-term capital gains	2,050	—	—	—
	$80,362	$13,296	$—	$—

Notes to Financial Statements (Continued)

	Merger Arbitrage Fund		Mid Cap Fund
	Period Ended September 30, 2011***		Year Ended September 30, 2011	Year Ended September 30, 2010
From ordinary income	$—		$242,148	$1,064,323
In excess of ordinary income	—		31,098	138,568
	$—		$273,246	$1,202,891
	Mid Cap Value Fund		Premium Yield Equity Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From ordinary income	$1,058,579	$67,277	$1,206,945	$1,013,991
In excess of ordinary income	—	—	88,599	—
From long-term capital gains	89,486	—	—	—
	$1,148,065	$67,277	$1,295,544	$1,013,991
	Sands Capital Select Growth Fund		Short Duration Fixed Income Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From ordinary income	$—	$—	$1,177,356	$1,328,163
	Small Cap Core Fund		Small Cap Value Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From ordinary income	$179,119	$9,676	$725,253	$—
From long-term capital gains	780	—	—	—
	$179,899	$9,676	$725,253	$—
	Total Return Bond Fund		Ultra Short Duration Fixed Income Fund
	Period Ended September 30, 2011****	Year Ended March 31, 2011*****	Year Ended September 30, 2011	Year Ended September 30, 2010
From ordinary income	$1,129,969	$796,684	$5,857,004	$3,337,850
In excess of ordinary income	78,220	—	—	—
From long-term capital gains	271,911	—	—	—
From tax return of capital	29,134	—	—	—
	$1,509,234	$796,684	$5,857,004	$3,337,850

*  Represents the period from commencement of operations (April 18, 2011) through September 30, 2011.

**  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

***  Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

****  Represents the period from April 1, 2011 through September 30, 2011.

*****  Represents activity of the Predecessor Fund for periods prior to August 1, 2011. See note 9.

Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of September 30, 2011:

	Capital Appreciation Fund	Emerging Markets Equity Fund	Emerging Markets Equity Fund II	Focused Equity Fund	Global Equity Fund
Tax cost of portfolio investments	$7,566,889	$519,935,946	$5,588,253	$133,817,730	$4,104,326
Gross unrealized appreciation	415,494	9,950,821	26,153	919,780	280,422
Gross unrealized depreciation	(850,662)	(83,078,331)	(1,194,296)	(32,723,506)	(596,884)
Net unrealized appreciation (depreciation)	(435,168)	(73,127,510)	(1,168,143)	(31,803,726)	(316,462)
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	—	(30,560)	(1,915)	—	(1,067)
Accumulated capital and other losses	—	(366,598)	(36,906)	—	(3,586)
Undistributed ordinary income	39,160	5,369,343	34,166	2,669,823	124,431
Undistributed capital gains	16,370	3,092,612	—	78,600	276,396
Other temporary differences	—	(5,998)	—	(8,313)	—
Accumulated earnings (deficit)	$(379,638)	$(65,068,711)	$(1,172,798)	$(29,063,616)	$79,712
	Global Real Estate Fund	Intermediate Fixed Income Fund	International Fixed Income Fund	Large Cap Relative Value Fund	Market Neutral Equity Fund
Tax cost of portfolio investments	$6,047,540	$93,529,109	$11,124,834	$6,961,925	$41,232,128
Gross unrealized appreciation	125,441	4,755,164	424,253	428,917	1,354,360
Gross unrealized depreciation	(771,118)	(192,706)	(442,265)	(1,157,776)	(4,516,591)
Net unrealized appreciation (depreciation)	(645,677)	4,562,458	(18,012)	(728,859)	(3,162,231)
Net unrealized appreciation (depreciation) on securities sold short	—	—	—	—	4,979,489
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	(57)	—	(14,982)	—	—
Accumulated capital and other losses	—	—	(6,517)	—	(668,375)
Undistributed ordinary income	141,180	248,875	280,024	—	—
Undistributed capital gains	100,476	782,128	—	249,782	—
Other temporary differences	—	(241,907)	(58,003)	—	(48,308)
Accumulated earnings (deficit)	$(404,078)	$5,351,554	$182,510	$(479,077)	$1,100,575
	Merger Arbitrage Fund	Mid Cap Fund	Mid Cap Value Fund	Premium Yield Equity Fund	Sands Capital Select Growth Fund
Tax cost of portfolio investments	$7,313,685	$80,103,143	$56,341,042	$38,474,885	$1,251,248,921
Gross unrealized appreciation	144,644	11,614,439	1,234,770	3,763,523	246,193,921
Gross unrealized depreciation	(165,825)	(8,424,659)	(8,740,620)	(2,081,639)	(132,707,118)
Net unrealized appreciation (depreciation)	(21,181)	3,189,780	(7,505,850)	1,681,884	113,486,803
Net unrealized appreciation (depreciation) on securities sold short	26,811	—	—	—	—
Accumulated capital and other losses	—	(166,770,303)	—	(6,162,606)	(66,226,976)
Undistributed ordinary income	2,928	—	2,637,916	—	—
Undistributed capital gains	—	—	463,095	—	—
Accumulated earnings (deficit)	$8,558	$(163,580,523)	$(4,404,839)	$(4,480,722)	$47,259,827

Notes to Financial Statements (Continued)

	Short Duration Fixed Income Fund	Small Cap Core Fund	Small Cap Value Fund	Total Return Bond Fund	Ultra Short Duration Fixed Income Fund
Tax cost of portfolio investments	$40,628,180	$170,920,949	$49,346,124	$29,807,502	$354,029,204
Gross unrealized appreciation	760,409	13,155,321	241,880	1,867,440	1,360,471
Gross unrealized depreciation	(189,349)	(18,778,578)	(8,838,110)	(539,616)	(1,451,323)
Net unrealized appreciation (depreciation)	571,060	(5,623,257)	(8,596,230)	1,327,824	(90,852)
Accumulated capital and other losses	(5,604,098)	—	(28,942,389)	(1,603,522)	(16,540,805)
Undistributed ordinary income	116,286	31,004	187,830	—	877,652
Undistributed capital gains	—	2,672,672	—	—	—
Other temporary differences	(83,721)	—	—	(1,743,783)	(593,979)
Accumulated earnings (deficit)	$(5,000,473)	$(2,919,581)	$(37,350,789)	$(2,019,481)	$(16,347,984)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment companies, regulated investment companies, and real estate investment trusts.

As of September 30, 2011, the Funds had the following capital loss carryforwards for federal income tax purposes.

Fund	Amount	Expires September 30,
Emerging Markets Equity Fund II	$36,906
Market Neutral Equity Fund	$3,708	2018
	444,722	2019
	$448,430
Mid Cap Fund	$95,969,511	2017
	70,800,792	2018
	$166,770,303
Premium Yield Equity Fund	$399,204	2017
	5,763,402	2018
	$6,162,606
Sands Capital Select Growth Fund	$66,226,976	2018
Short Duration Fixed Income Fund	$1,994,293	2012
	96,050	2013
	1,027,850	2014
	852,134	2015
	295,319	2016
	1,193,230	2017
	7,423	2018
	2,269	2019
	$5,468,568
Small Cap Value Fund	$11,088,960	2017
	17,853,429	2018
	$28,942,389

Notes to Financial Statements (Continued)

Fund	Amount	Expires September 30,
Total Return Bond Fund*	$419,427	2012
	323,224	2013
	3,990	2014
	421,662	2015
	368,721	2016
	38,121	2017
	28,377	2018
	$1,603,522
Ultra Short Duration Fixed Income Fund	$6,699,046	2012
	371,187	2014
	164,819	2015
	3,223,694	2017
	3,334,355	2018
	933,830	2019
	$14,726,931

*  Represents activity of the Predecessor Fund for periods prior to August 1, 2011. See note 9.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended September 30, 2011, the following Funds utilized capital loss carryforwards:

Fund	Amount
Intermediate Fixed Income Fund	$713,351
Mid Cap Fund	$24,611,841
Premium Yield Equity Fund	$2,685,097
Sands Capital Select Growth Fund	$16,711,072
Small Cap Value Fund	$19,894,645
Total Return Bond Fund	$78,220

The Total Return Bond Fund had $63,401 of capital losses expire unutilized during the period ended September 30, 2011.

From November 1, 2010 to September 30, 2011, the following Funds incurred net capital losses ("Post-October losses"). The Funds intend to elect to defer these losses and treat them as arising on October 1, 2011:

Fund	Amount
Emerging Markets Equity Fund	$366,598
Global Equity Fund	$3,586
International Fixed Income Fund	$6,517
Market Neutral Equity Fund	$219,945
Short Duration Fixed Income Fund	$135,530
Ultra Short Duration Fixed Income Fund	$1,813,874

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact

Notes to Financial Statements (Continued)

on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis. The following reclassifications which are primarily attributed to the tax treatment of net investment loss, foreign currency gain/loss, paydown gain/loss, expiration of capital loss carryforwards, real estate investment trusts, securities contributed in-kind, Passive Foreign Investment Companies, stock issuance costs, distributions in excess of ordinary earnings, net gains/losses on publicly traded partnerships and limited partnerships, and net gains/losses of regulated investment companies have been made to the following Funds for the year ended September 30, 2011:

	Paid-In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Emerging Markets Equity Fund	$9,880	$(369,000)	$359,120
Emerging Markets Equity Fund II	$(144)	$(5,242)	$5,386
Global Equity Fund	$—	$(5,435)	$5,435
Global Real Estate Fund	$—	$54,067	$(54,067)
Intermediate Fixed Income Fund	$(882,032)	$92,778	$789,254
International Fixed Income Fund	$—	$95,067	$(95,067)
Large Cap Relative Value Fund	$—	$3,631	$(3,631)
Market Neutral Equity Fund	$(610,907)	$609,629	$1,278
Merger Arbitrage Fund	$(75)	$7,229	$(7,154)
Mid Cap Fund	$(71,722)	$(157,078)	$228,800
Mid Cap Value Fund	$(526)	$(2,961)	$3,487
Premium Yield Equity Fund	$(88,599)	$48,837	$39,762
Sands Capital Select Growth Fund	$(9,453,040)	$9,378,288	$74,752
Short Duration Fixed Income Fund	$—	$214,613	$(214,613)
Small Cap Core Fund	$10,332	$(13,334)	$3,002
Small Cap Value Fund	$(35,688)	$72,232	$(36,544)
Total Return Bond Fund	$1,574,388	$233,025	$(1,807,413)
Ultra Short Duration Fixed Income Fund	$—	$2,185,425	$(2,185,425)

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended September 30, 2008 through 2011) and have concluded that no provision for income tax is required in their financial statements.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds' fiscal year ending September 30, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund's pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the "Federal Tax Information" section of the financial statement notes for the fiscal year ending September 30, 2012.

7. Commitments and Contingencies

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Notes to Financial Statements (Continued)

8. Concentrations/Risks

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund's net asset value and magnified effect on the total return.

9. Fund Mergers

On July 27, 2011, a Special Meeting of Shareholders was held to approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the EARNEST Partners Fixed Income Trust (a series of The Nottingham Investment Trust II) to the Total Return Bond Fund, in exchange for shares of the Total Return Bond Fund and the subsequent liquidation of the EARNEST Partners Fixed Income Trust. The Agreement and Plan of Reorganization was approved and the merger took place on August 1, 2011.

The merger was approved as follows:

	Number of Votes
	For	Against	Abstain
EARNEST Partners Fixed Income Trust	1,223,066	467	0

The following is a summary of shares outstanding, net assets, net asset value per share, unrealized appreciation (depreciation) and realized gain (loss) immediately before and after the reorganization:

	Before Reorganization			After Reorganization
Class A	EARNEST Partners Fixed Income Trust		Total Return Bond Fund	Total Return Bond Fund
Shares	928	(A)	331,907	332,835
Net Assets	$9,313		$3,333,082	$3,342,395
Net Asset Value	10.04	(A)	10.04	10.04
Unrealized Appreciation (Depreciation)	$370		$53,560	$53,930
Accumulated Net Realized Gain (Loss)	$(390)		$(29,791)	$(29,791)
Class C
Shares	—		248,384	248,384
Net Assets	$—		$2,488,799	$2,488,799
Net Asset Value	—		10.02	10.02
Unrealized Appreciation (Depreciation)	$—		$21,852	$21,852
Accumulated Net Realized Gain (Loss)	$—		$(16,910)	$(16,910)
Class Y
Shares	1,648,324	(B)	61,451	1,709,775
Net Assets	$16,562,612		$617,477	$17,180,089
Net Asset Value	10.05	(B)	10.05	10.05
Unrealized Appreciation (Depreciation)	$783,137		$608	$783,745
Accumulated Net Realized Gain (Loss)	$(1,712,437)		$(1,942)	$(1,942)
Institutional Class
Shares	—		624,160	624,160
Net Assets	$—		$6,267,909	$6,267,909
Net Asset Value	—		10.04	10.04
Unrealized Appreciation (Depreciation)	$—		$153,082	$153,082
Accumulated Net Realized Gain (Loss)	$—		$115,563	$115,563

(A)  Reflects a 1.01491:1 stock split which occurred on the date of reorganization, August 1, 2011.

(B)  Reflects a 0.87567:1 stock split which occurred on the date of reorganization, August 1, 2011.

Notes to Financial Statements (Continued)

10. Subsequent Events

During a meeting of the Board of Trustees held June 22, 2011, the Trustees unanimously approved a change in the Sub-Administrator and Transfer Agent to the Funds. Effective on or about December 3, 2011, Bank of New York Mellon will assume responsibility for these services.

Touchstone Investments and Old Mutual Asset Management announced on October 4, 2011 that Touchstone Advisors, Inc., a wholly owned subsidiary of Western & Southern Financial Group, has entered into a definitive agreement with Old Mutual Asset Management, the U.S. based global asset management business of Old Mutual plc, and its subsidiary Old Mutual Capital, Inc. for Touchstone to acquire selected assets of Old Mutual Asset Management's U.S. mutual fund business.

Consummation of the transaction is subject to certain conditions and approvals and is expected to be completed early in the second quarter of 2012. Upon the completion of the transaction, seventeen Old Mutual Funds will be reorganized into Touchstone Funds with Old Mutual Asset Management's affiliated investment managers continuing as sub-advisors to a significant majority of the Funds.

There were no other subsequent events that necessitated recognition or disclosures.

Portfolio of Investments
Touchstone Capital Appreciation Fund – September 30, 2011

Common Stocks — 98.4%	Shares	Fair Value
Information Technology — 21.4%
Accenture PLC - Class A	5,340	$281,311
Cisco Systems, Inc.	13,955	216,163
Google, Inc. - Class A*	490	252,046
Microsoft Corp.	13,230	329,295
NetApp, Inc.*	3,100	105,214
Paychex, Inc.	4,895	129,081
QUALCOMM, Inc.	4,280	208,137
		1,521,247
Health Care — 19.6%
Abbott Laboratories	3,085	157,767
Celgene Corp.*	2,065	127,865
Gilead Sciences, Inc.*	3,060	118,728
Johnson & Johnson	4,765	303,578
Medtronic, Inc.	8,245	274,064
Patterson Cos., Inc.	7,645	218,876
Stryker Corp.	4,040	190,405
		1,391,283
Consumer Staples — 15.7%
Colgate-Palmolive Co.	2,470	219,040
CVS Caremark Corp.	8,895	298,694
PepsiCo, Inc.	4,085	252,862
Procter & Gamble Co. (The)	2,375	150,052
Wal-Mart Stores, Inc.	3,725	193,327
		1,113,975
Industrials — 11.7%
Danaher Corp.	4,560	191,246
Donaldson Co., Inc.	2,975	163,030
FedEx Corp.	1,705	115,395
Rockwell Collins, Inc.	1,830	96,551
United Technologies Corp.	3,800	267,368
		833,590
Consumer Discretionary — 10.0%
Lowe's Cos., Inc.	7,175	138,765
O'Reilly Automotive, Inc.*	3,970	264,521
Staples, Inc.	9,845	130,938
Yum! Brands, Inc.	3,520	173,853
		708,077
Energy — 9.0%
Chevron Corp.	1,615	149,420
Exxon Mobil Corp.	4,005	290,883
Schlumberger Ltd.	3,390	202,485
		642,788
Financials — 8.0%
Goldman Sachs Group, Inc. (The)	2,140	202,337
JPMorgan Chase & Co.	8,000	240,960
Lazard Ltd. - Class A	5,980	126,178
		569,475

	Shares	Fair Value
Materials — 3.0%
Monsanto Co.	3,585	$215,243
Total Common Stocks		$6,995,678
Investment Fund — 1.9%
Touchstone Institutional Money Market Fund^	136,043	136,043
Total Investment Securities — 100.3% (Cost $7,566,833)		$7,131,721
Liabilities in Excess of Other Assets — (0.3%)		(20,912)
Net Assets — 100.0%		$7,110,809

*  Non-income producing security.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

PLC – Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$6,995,678	$—	$—	$6,995,678
Investment Fund	136,043	—	—	136,043
				$7,131,721

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Emerging Markets Equity Fund – September 30, 2011

Common Stocks — 97.3%	Shares	Fair Value
Financials — 18.1%
Akbank TAS (Turkey)	1,005,886	$3,945,234
Banco Bradesco SA (Preference) (Brazil)	472,174	6,918,438
Bank Mandiri Tbk PT (Indonesia)	9,216,085	6,515,691
BS Financial Group, Inc. (South Korea)*	520,870	5,679,135
China Overseas Land & Investment Ltd. (Hong Kong) †	3,342,015	4,773,325
CIMB Group Holdings Bhd (Malaysia)	2,232,100	4,837,462
Credicorp Ltd. (United States)	72,593	6,693,075
First Pacific Co. (Hong Kong)	7,874,006	6,949,751
Grupo Financiero Banorte SAB de CV - Class O (Mexico)	1,273,785	3,764,836
Industrial & Commercial Bank of China - Class H (China)	8,600,698	4,153,194
Kasikornbank PCL (Thailand)	1,762,000	6,689,848
Keppel Land Ltd. (Singapore)	2,120,865	4,142,583
Shinhan Financial Group Co. Ltd. (South Korea)	118,520	4,132,392
Turkiye Garanti Bankasi AS (Turkey)	535,040	2,070,499
Wharf Holdings Ltd. (Hong Kong)	1,280,156	6,315,870
		77,581,333
Consumer Discretionary — 15.7%
Bharat Forge Ltd. (India)	893,438	4,875,334
Consorcio ARA SAB de CV (Mexico)	2,758,689	781,749
Daphne International Holdings Ltd. (Hong Kong)	8,170,466	7,243,568
Foschini Ltd. (South Africa)	647,479	6,789,138
Giant Manufacturing Co. Ltd. (Taiwan)	1,647,078	6,063,041
Hankook Tire Co. Ltd. (South Korea)	184,480	6,209,119
JD Group Ltd. (South Africa)	503,880	2,374,805
Lojas Americanas SA (Preference) (Brazil)	810,763	6,144,594
Lojas Renner SA (Brazil)	363,932	9,751,307
Mahindra & Mahindra Ltd. (India)	379,202	6,194,235
Ports Design Ltd. (Hong Kong)	2,538,427	3,878,027
Woolworths Holdings Ltd. (South Africa)	1,561,264	6,740,990
		67,045,907
Materials — 15.3%
China BlueChemical Ltd. (China)	8,373,350	6,397,980
Cia de Minas Buenaventura SA ADR (Peru)	150,747	5,689,192
Eldorado Gold Corp. (Canada)	426,567	7,347,585
Fresnillo PLC (United Kingdom)	298,991	7,309,456
Gerdau SA (Preference) (Brazil)	511,439	3,612,238
Impala Platinum Holdings Ltd. (South Africa)	212,099	4,285,753
POSCO (South Korea)	9,209	2,837,885
Randgold Resources Ltd. ADR (Jersey, C.I.) †	84,136	8,137,634
Siam Cement PCL (Thailand)	245,100	2,443,177
Siam Cement PCL (Non-Voting) (Thailand)	270,098	2,261,576
Southern Copper Corp. (United States)	130,383	3,258,271
Vale SA ADR (Brazil)	177,160	4,039,248
Vale SA (Preference) (Brazil)	209,353	4,364,652
Yamana Gold, Inc. (Canada)	263,377	3,614,239
		65,598,886

	Shares	Fair Value
Energy — 10.9%
CNOOC Ltd. (Hong Kong)	3,650,316	$5,869,326
Oil & Natural Gas Corp. Ltd. (India)	1,096,922	5,939,735
PetroChina Co. Ltd. - Class H (China)	3,707,390	4,490,749
Petroleo Brasileiro SA (Preference) (Brazil)	716,645	7,279,840
PTT Exploration & Production PCL (Thailand)	1,170,800	5,224,991
eliance Industries Ltd. (India)	271,248	4,450,304
Tenaris SA ADR (Luxembourg) †	186,784	4,753,653
Thai Oil PCL (Thailand)	2,391,400	3,869,180
Tupras Turkiye Petrol Rafine (Turkey)	225,069	4,614,792
		46,492,570
Consumer Staples — 10.1%
British American Tobacco Malaysia Bhd (Malaysia)	347,200	4,844,633
Fomento Economico Mexicano SAB de CV ADR (Mexico)	57,563	3,731,233
ITC Ltd. (India)	1,814,561	7,309,663
Kimberly-Clark de Mexico SAB de CV - Class A (Mexico)	1,031,795	5,263,710
Massmart Holdings Ltd. (South Africa)	171,510	2,935,847
SABMiller PLC (United Kingdom)	189,331	6,177,685
Tingyi Cayman Islands Holding Corp. (China)	3,167,372	7,764,097
Wal-Mart de Mexico SAB de CV (Mexico)	2,260,717	5,183,766
		43,210,634
Information Technology — 9.5%
ASM Pacific Technology Ltd. (Hong Kong) †	763,419	7,451,928
Infosys Ltd. (India)	101,750	5,228,756
Samsung Electronics Co. Ltd. (South Korea)	9,337	6,519,621
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3,494,100	7,864,387
Tripod Technology Corp. (Taiwan)	2,048,450	5,335,942
VTech Holdings Ltd. (Hong Kong) †	912,590	8,467,752
		40,868,386
Telecommunication Services — 6.6%
America Movil SAB de CV, Series L ADR (Mexico)	228,510	5,045,501
Bharti Airtel Ltd. (India)	964,553	7,409,623
MTN Group Ltd. (South Africa)	344,240	5,623,740
Telekomunikasi Indonesia Tbk PT (Indonesia)	7,987,488	6,812,338
Turkcell Iletisim Hizmet AS (Turkey)*	749,031	3,399,103
		28,290,305
Industrials — 5.9%
All America Latina Logistica SA (Brazil)	737,168	3,312,894
Aveng Ltd. (South Africa)	1,252,793	5,336,476
Bharat Heavy Electricals Ltd. (India)	123,775	4,127,329
Trakya Cam Sanayi AS (Turkey)	3,720,557	6,097,569
Weichai Power Co. Ltd. - Class H (China) †	1,407,602	6,395,189
		25,269,457

Touchstone Emerging Markets Equity Fund (Continued)

Common Stocks — 97.3% (Continued)	Shares	Fair Value
Utilities — 4.0%
Cez AS (Czech Republic)	163,146	$6,251,223
Cia Energetica de Minas Gerais (Preference) (Brazil)	354,865	5,180,718
Enersis SA (Chile)	16,178,188	5,607,650
		17,039,591
Health Care — 1.2%
Teva Pharmaceutical Industries Ltd. ADR (Israel)	141,499	5,266,593
Total Common Stocks		$416,663,662
	Number of Rights
Rights — 0.0%
Lojas Americanas SA, expiring 10/28/11*	165	—
Investment Funds — 7.0%
Invesco Liquid Assets Portfolio**	19,179,142	19,179,142
Touchstone Institutional Money Market Fund^	10,965,632	10,965,632
Total Investment Funds		$30,144,774
Total Investment Securities — 104.3% (Cost $519,912,120)		$446,808,436
Liabilities in Excess of Other Assets — (4.3%)		(18,610,172)
Net Assets — 100.0%		$428,198,264

Portfolio Abbreviations:

ADR – American Depositary Receipt

PLC – Public Limited Company

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2011, was $18,137,165.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$124,742,616	$291,921,046	$—	$416,663,662
Investment Funds	30,144,774	—	—	30,144,774
Rights	—	—	—	—
				$446,808,436

At September 30, 2011, securities valued at $218,287,179 were transferred from Level 1 to Level 2 pursuant to the Fund's fair valuation policy.

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Emerging Markets Equity Fund II – September 30, 2011

Common Stocks — 88.2%	Shares	Fair Value
Financials — 20.1%
Akbank TAS (Turkey)	11,787	$46,230
Banco Bradesco SA (Preference) (Brazil)	5,335	78,170
Bank Mandiri Tbk PT (Indonesia)	103,659	73,286
BS Financial Group, Inc. (South Korea)*	6,108	66,597
China Overseas Land & Investment Ltd. (Hong Kong)	38,862	55,506
CIMB Group Holdings Bhd (Malaysia)	26,631	57,715
Credicorp Ltd. (United States)	996	91,831
First Pacific Co. (Hong Kong)	94,190	83,134
Grupo Financiero Banorte SAB de CV - Class O (Mexico)	15,734	46,504
Industrial & Commercial Bank of China - Class H (China)	101,175	48,856
Kasikornbank PCL (Thailand)	21,170	80,377
Keppel Land Ltd. (Singapore)	24,502	47,859
Shinhan Financial Group Co. Ltd. (South Korea)	1,329	46,338
Turkiye Garanti Bankasi AS (Turkey)	5,998	23,211
Wharf Holdings Ltd. (Hong Kong)	14,821	73,121
		918,735
Materials — 17.9%
China BlueChemical Ltd. (China)	96,703	73,890
Cia de Minas Buenaventura SA ADR (Peru)	2,123	80,122
Eldorado Gold Corp. (Canada)	6,026	103,797
Fresnillo PLC (United Kingdom)	3,912	95,637
Gerdau SA (Preference) (Brazil)	6,664	47,067
Impala Platinum Holdings Ltd. (South Africa)	2,349	47,465
POSCO (South Korea)	109	33,590
Randgold Resources Ltd. ADR (Jersey, C.I.)	1,014	98,074
Siam Cement PCL (Non-Voting) (Thailand)	6,276	52,550
Southern Copper Corp. (United States)	1,611	40,259
Vale SA (Preference) (Brazil)	4,790	99,863
Yamana Gold, Inc. (Canada)	3,155	43,295
		815,609
Consumer Discretionary — 10.0%
Foschini Ltd. (South Africa)	6,983	73,220
Hankook Tire Co. Ltd. (South Korea)	2,211	74,417
Lojas Americanas SA (Preference) (Brazil)	9,668	73,272
Lojas Renner SA (Brazil)	4,243	113,688
Ports Design Ltd. (Hong Kong)	29,219	44,639
Woolworths Holdings Ltd. (South Africa)	17,458	75,377
		454,613
Energy — 9.7%
CNOOC Ltd. (Hong Kong)	42,522	68,371
PetroChina Co. Ltd. - Class H (China)	44,247	53,596
Petroleo Brasileiro SA (Preference) (Brazil)	8,667	88,041
PTT Exploration & Production PCL (Thailand)	9,239	41,231
Reliance Industries Ltd. GDR 144A, (India)	1,442	46,540
Tenaris SA ADR (Luxembourg)	2,130	54,209
Thai Oil PCL (Thailand)	26,721	43,234
Tupras Turkiye Petrol Rafine (Turkey)	2,448	50,194
		445,416

	Shares	Fair Value
Information Technology — 9.1%
ASM Pacific Technology Ltd. (Hong Kong)	9,112	$88,945
Infosys Technologies Ltd. ADR (India)	1,156	59,037
Samsung Electronics Co. Ltd. (South Korea)	109	76,109
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	41,231	92,801
VTech Holdings Ltd. (Hong Kong)	10,779	100,016
		416,908
Consumer Staples — 7.8%
Fomento Economico Mexicano SAB de CV ADR (Mexico)	614	39,799
Kimberly-Clark de Mexico SAB de CV - Class A (Mexico)	11,593	59,142
Massmart Holdings Ltd. (South Africa)	1,866	31,942
SABMiller PLC (United Kingdom)	2,182	71,197
Tingyi Cayman Islands Holding Corp. (China)	37,366	91,595
Wal-Mart de Mexico SAB de CV (Mexico)	26,505	60,775
		354,450
Telecommunication Services — 5.4%
America Movil SAB de CV, Series L ADR (Mexico)	2,521	55,664
MTN Group Ltd. (South Africa)	4,143	67,683
Telekomunikasi Indonesia Tbk PT (Indonesia)	96,979	82,711
Turkcell Iletisim Hizmet AS (Turkey)*	9,041	41,028
		247,086
Utilities — 4.4%
Cez AS (Czech Republic)	1,881	72,074
Cia Energetica de Minas Gerais (Preference) (Brazil)	4,053	59,170
Enersis SA (Chile)	196,310	68,045
		199,289
Industrials — 2.5%
All America Latina Logistica SA (Brazil)	8,803	39,561
Aveng Ltd. (South Africa)	305	1,299
Weichai Power Co. Ltd. - Class H (China)	16,412	74,565
		115,425
Health Care — 1.3%
Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,647	61,301
Total Common Stocks		$4,028,832
	Number of Rights
Rights — 0.0%
Lojas Americanas SA, expiring 10/28/11*	1	—

Touchstone Emerging Markets Equity Fund II (Continued)

	Number of Rights	Fair Value
Equity Linked Notes — 8.5%
Bharat Heavy Electricals Maturity 11/18/11 (Issuer Credit Suisse)(India)*	1,440	$48,210
Bharti Airtel Ltd Maturity 9/9/14 (Issuer JPMorgan) (India)*	12,067	93,136
ITC Ltd Maturity 9/15/14 (Issuer Credit Suisse)(India)*	23,422	94,693
Mahindra & Mahindra Ltd. Maturity 10/15/14 (Issuer JPMorgan)(India)*	4,975	81,748
Oil & Natural Gas Corp Ltd. Maturity 8/25/14 (Issuer JPMorgan)(India)*	12,687	68,933
Total Equity Linked Notes		$386,720
	Shares
Investment Fund — 0.1%
Touchstone Institutional Money Market Fund^	4,558	4,558
Total Investment Securities — 96.8% (Cost $5,555,203)		$4,420,110
Other Assets in Excess of Liabilities — 3.2%		143,730
Net Assets — 100.0%		$4,563,840

*  Non-income producing security.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

PLC – Public Limited Company

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, these securities were valued at $46,540 or 1.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,560,687	$2,468,145	$—	$4,028,832
Equity Linked Notes	386,720	—	—	386,720
Investment Funds	4,558	—	—	4,558
Rights	—	—	—	—
				$4,420,110

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Focused Equity Fund – September 30, 2011

Common Stocks — 96.1%	Shares	Fair Value
Financials — 22.4%
Allstate Corp.	221,706	$5,252,215
Bank of America Corp.	660,894	4,044,671
Barclays PLC ADR †	187,661	1,835,325
Fidelity National Financial, Inc. - Class A	294,209	4,466,093
Goldman Sachs Group, Inc. (The)	43,923	4,152,920
SEI Investments Co.	85,667	1,317,558
		21,068,782
Information Technology — 22.2%
Adobe Systems, Inc.*	64,614	1,561,720
Arrow Electronics, Inc.*	56,474	1,568,848
Hewlett-Packard Co.	135,093	3,032,838
Ingram Micro, Inc. - Class A*	311,609	5,026,253
Insight Enterprises, Inc.*	214,666	3,250,043
Lexmark International, Inc. - Class A*	120,394	3,254,250
Nokia Corp. ADR †	568,483	3,217,614
		20,911,566
Industrials — 14.3%
AGCO Corp.*	14,204	491,032
Alliant Techsystems, Inc.	59,222	3,228,191
Oshkosh Corp.*	112,666	1,773,363
RailAmerica, Inc.*	170,519	2,221,862
Raytheon Co.	62,580	2,557,645
Universal Forest Products, Inc.	134,392	3,232,128
		13,504,221
Consumer Discretionary — 12.6%
International Speedway Corp. - Class A	61,004	1,393,331
RadioShack Corp.	173,449	2,015,477
Skechers U.S.A., Inc. - Class A*	95,628	1,341,661
Speedway Motorsports, Inc.	203,511	2,458,413
Time Warner Cable, Inc.	52,085	3,264,167
WMS Industries, Inc.*	80,862	1,422,363
		11,895,412
Energy — 8.0%
Encana Corp.	191,677	3,682,115
Noble Corp.*	63,845	1,873,851
North American Energy Partners Inc.*	347,866	2,024,580
		7,580,546
Health Care — 6.5%
UnitedHealth Group, Inc.	23,252	1,072,382
WellPoint, Inc.	76,794	5,013,113
		6,085,495
Telecommunication Services — 5.9%
France Telecom SA ADR †	74,940	1,226,768
KDDI Corp. ADR	255,296	4,373,220
		5,599,988
Consumer Staples — 2.9%
CVS Caremark Corp.	81,359	2,732,035

	Shares	Fair Value
Materials — 1.3%
Cemex SAB de CV ADR* †	373,336	$1,179,742
Total Common Stocks		$90,557,787
Investment Funds — 12.2%
Invesco Liquid Assets Portfolio**	7,446,706	7,446,706
Touchstone Institutional Money Market Fund^	4,009,511	4,009,511
Total Investment Funds		$11,456,217
Total Investment Securities — 108.3% (Cost $133,810,178)		$102,014,004
Liabilities in Excess of Other Assets — (8.3%)		(7,859,409)
Net Assets — 100.0%		$94,154,595

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2011, was $6,877,531.

*  Non-income producing security.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

ADR – American Depositary Receipt

PLC – Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$90,557,787	$—	$—	$90,557,787
Investment Funds	11,456,217	—	—	11,456,217
				$102,014,004

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Global Equity Fund – September 30, 2011

Preferred Stocks — 2.5%	Shares	Fair Value
Consumer Staples — 2.5%
Henkel AG & Co. KGaA (Germany)	1,819	$96,720
Common Stocks — 93.9% Materials — 19.6%
Agnico-Eagle Mines Ltd. (Canada)	1,993	118,623
CF Industries Holdings, Inc. (United States)	341	42,076
Fresnillo PLC (United Kingdom)	5,113	124,998
Goldcorp, Inc. (Canada)	1,982	90,459
Symrise AG (Germany)	3,481	80,455
Syngenta AG (Switzerland)*	319	82,898
Yamana Gold, Inc. (Canada)	11,646	159,084
Yara International ASA (Norway)	1,557	59,401
		757,994
Consumer Staples — 15.3%
Australian Agricultural Co. Ltd. (Australia)*	61,102	80,268
Carlsberg A/S - Class B (Denmark)	1,387	82,193
Cott Corp. (Canada)*	8,863	60,357
Koninklijke Ahold NV (Netherlands)	5,945	69,914
Oriflame Cosmetics SA (Luxembourg)	1,947	70,453
Sara Lee Corp. (United States)	9,142	149,472
Treasury Wine Estates Ltd. (Australia)	21,202	79,402
		592,059
Health Care — 12.5%
Bristol-Myers Squibb Co. (United States)	3,596	112,842
Celgene Corp. (United States)*	1,480	91,642
Novartis AG (Switzerland)	1,666	93,066
Pfizer, Inc. (United States)	6,640	117,395
Sanofi-Aventis SA (France)	1,024	67,355
		482,300
Industrials — 11.3%
Central Japan Railway Co. (Japan)	8	69,814
G4S PLC (United Kingdom)	18,568	76,826
Invensys PLC (United Kingdom)	22,779	79,351
Kansas City Southern (United States)*	1,677	83,783
Mills Estruturas e Servicos de Engenharia SA (Brazil)	5,700	53,385
Smiths Group PLC (United Kingdom)	4,720	72,841
		436,000
Energy — 10.7%
BG Group PLC (United Kingdom)	4,130	79,042
Cairn Energy PLC (United Kingdom)*	19,417	84,212
Santos Ltd. (Australia)	4,400	47,619
Southwestern Energy Co. (United States)*	2,200	73,326
Ultra Petroleum Corp. (United States)*	2,619	72,599
Woodside Petroleum Ltd. (Australia)	1,780	55,151
		411,949
Telecommunication Services — 7.5%
Hutchison Telecommunications Hong Kong Holdings Ltd. (Hong Kong)	348,000	121,441
Mobile Telesystems OJSC ADR (Russia)	4,055	49,877

	Shares	Fair Value
Softbank Corp. (Japan)	2,300	$67,298
Swisscom AG (Switzerland)	125	50,854
		289,470
Information Technology — 6.5%
Check Point Software Technologies Ltd. (Israel)*	1,979	104,412
Symantec Corp. (United States)*	4,030	65,689
Yahoo! Japan Corp. (Japan)	256	79,510
		249,611
Consumer Discretionary — 6.0%
DreamWorks Animation SKG, Inc. - Class A (United States)*	2,100	38,178
Genting Bhd (Malaysia)	30,300	85,693
Shuffle Master, Inc. (United States)*	5,417	45,557
Television Broadcasts Ltd. (Hong Kong)	11,000	60,004
		229,432
Financials — 4.5%
F&C Asset Management PLC (United Kingdom)	39,937	40,443
Kinnevik Investment AB - Class B (Sweden)	3,989	73,810
SBI Holdings, Inc. (Japan)	685	59,189
		173,442
Total Common Stocks		$3,622,257
Investment Fund — 1.8%
Touchstone Institutional Money Market Fund^	68,887	68,887
Total Investment Securities — 98.2% (Cost $4,101,472)		$3,787,864
Other Assets in Excess of Liabilities — 1.8%		71,235
Net Assets — 100.0%		$3,859,099

*  Non-income producing security.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

ADR – American Depositary Receipt

PLC – Public Limited Company

Touchstone Global Equity Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,528,755	$2,093,502	$—	$3,622,257
Preferred Stocks	—	96,720	—	96,720
Investment Funds	68,887	—	—	68,887
				$3,787,864

At September 30, 2011, securities valued at $1,618,784 were transferred from Level 1 to Level 2 pursuant to the Fund's fair valuation policy.

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Global Real Estate Fund – September 30, 2011

Common Stocks — 98.5%	Shares	Fair Value
Financials — 98.5%
Alexandria Real Estate Equities, Inc. REIT (United States)	1,000	$61,390
Alstria Office REIT-AG REIT (Germany)	5,679	66,635
Ascendas Real Estate Investment Trust REIT (Singapore)	39,800	61,373
AvalonBay Communities, Inc. REIT (United States)	1,160	132,298
Boston Properties, Inc. REIT (United States)	1,515	134,986
BRE Properties, Inc. REIT (United States)	1,460	61,816
British Land Co. PLC REIT (United Kingdom)	12,522	92,235
Camden Property Trust REIT (United States)	845	46,695
Canadian Apartment Properties REIT (Canada)	2,705	54,467
Canadian Real Estate Investment Trust REIT (Canada)	1,553	52,863
CapitaLand Ltd. (Singapore)	42,300	78,924
CFS Retail Property Trust REIT (Australia)	26,410	44,318
Charter Hall Retail REIT (Australia)	9,500	28,546
Chartwell Seniors Housing Real Estate Investment Trust REIT (Canada)	5,511	39,706
China Overseas Land & Investment Ltd. (Hong Kong)	52,600	75,127
City Developments Ltd. (Singapore)	3,500	25,376
Citycon OYJ (Finland)	7,823	26,755
Corio NV REIT (Netherlands)	1,153	53,127
CubeSmart REIT (United States)	2,220	18,937
DDR Corp. REIT (United States)	4,700	51,230
Derwent London PLC REIT (United Kingdom)	2,630	58,615
Development Securities PLC (United Kingdom)	4,170	12,313
Digital Realty Trust, Inc. REIT (United States) †	1,493	82,354
Douglas Emmett, Inc. REIT (United States)	3,060	52,326
DuPont Fabros Technology, Inc. REIT (United States) †	1,600	31,504
Equity Residential REIT (United States)	2,495	129,416
Essex Property Trust, Inc. REIT (United States)	320	38,413
Eurocommercial Properties NV REIT (Netherlands)	1,093	42,071
Fortune Real Estate Investment Trust REIT (Singapore)	99,000	42,944
General Growth Properties, Inc. REIT (United States)	2,960	35,816
Glimcher Realty Trust REIT (United States)	1,980	14,018
Global Logistic Properties Ltd. (Singapore)*	39,250	49,221
Goodman Group REIT (Australia)	153,380	84,036
GPT Group REIT (Australia)	32,138	96,663
Great Portland Estates PLC REIT (United Kingdom)	6,540	34,461
Hang Lung Properties Ltd. (Hong Kong)	14,900	44,332
HCP, Inc. REIT (United States)	3,360	117,802

	Shares	Fair Value
Health Care REIT, Inc. REIT (United States)	2,290	$107,172
Helical Bar PLC (United Kingdom)	5,090	15,376
Hongkong Land Holdings Ltd. (Hong Kong)	16,565	73,393
Host Hotels & Resorts, Inc. REIT (United States)	6,613	72,346
Hufvudstaden AB - Class A (Sweden)	3,355	32,394
Japan Prime Realty Investment Corp. REIT (Japan)	15	38,517
Keppel Land Ltd. (Singapore)	15,000	29,299
Kerry Properties Ltd. (Hong Kong)	13,030	41,590
Kimco Realty Corp. REIT (United States)	5,625	84,544
Klepierre REIT (France)	1,039	29,125
Land Securities Group PLC REIT (United Kingdom)	7,340	72,949
Link REIT (The) REIT (Hong Kong)	10,300	32,542
Macerich Co. REIT (United States)	504	21,485
Mirvac Group REIT (Australia)	46,800	51,452
Mitsubishi Estate Co., Ltd. (Japan)	7,600	123,277
Mitsui Fudosan Co., Ltd. (Japan)	10,400	164,291
Morguard Real Estate Investment Trust REIT (Canada)	3,007	42,441
Nomura Real Estate Office Fund, Inc. REIT (Japan)	6	36,589
Post Properties, Inc. REIT (United States)	960	33,350
ProLogis, Inc. REIT (United States)	3,198	77,551
PSP Swiss Property AG (Switzerland)*	394	35,360
Public Storage REIT (United States)	1,335	148,652
RioCan Real Estate Investment Trust REIT (Canada)	2,014	49,970
Senior Housing Properties Trust REIT (United States)	2,390	51,481
Shenzhen Investment Ltd. (Hong Kong)	113,170	20,720
Shimao Property Holdings Ltd. (Hong Kong)	36,000	27,040
Simon Property Group, Inc. REIT (United States)	2,916	320,702
Sino Land Co., Ltd. (Hong Kong)	32,000	42,259
SL Green Realty Corp. REIT (United States)	730	42,449
Stockland REIT (Australia)	29,400	81,834
Sumitomo Realty & Development Co., Ltd. (Japan)	4,800	92,271
Sun Hung Kai Properties Ltd. (Hong Kong)	19,380	222,328
UDR, Inc. REIT (United States)	2,220	49,151
Unibail-Rodamco SE REIT (France)	885	157,917
Vastned Retail NV REIT (Netherlands)	364	17,269
Ventas, Inc. REIT (United States)	2,422	119,647
Vornado Realty Trust REIT (United States)	1,460	108,945
Weingarten Realty Investors REIT (United States)	2,160	45,727
Westfield Group REIT (Australia)	19,320	143,271
Wharf Holdings Ltd. (Hong Kong)	11,199	55,252
Total Common Stocks		$5,185,037

Touchstone Global Real Estate Fund (Continued)

	Shares	Fair Value
Investment Funds — 4.1%
Invesco Liquid Assets Portfolio**	116,355	$116,355
Touchstone Institutional Money Market Fund^	100,471	100,471
Total Investment Funds		$216,826
Total Investment Securities — 102.6% (Cost $6,037,048)		$5,401,863
Liabilities in Excess of Other Assets — (2.6%)		(135,802)
Net Assets — 100.0%		$5,266,061

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2011, was $112,715.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$2,531,651	$2,653,386	$—	$5,185,037
Investment Funds	216,826	—	—	216,826
				$5,401,863

At September 30, 2011, securities valued at $2,202,060 were transferred from Level 1 to Level 2 pursuant to the Fund's fair valuation policy.

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Intermediate Fixed Income Fund – September 30, 2011

Principal Amount		Fair Value
	Corporate Bonds — 51.5% Financials — 22.8%
$75,000	ACE Ina Holdings, Inc., 5.700%, 2/15/17	$83,939
510,000	Aflac, Inc., 8.500%, 5/15/19	620,795
370,000	Allstate Life Global Funding Trusts, 5.375%, 4/30/13	392,129
25,000	American Express Bank FSB, 5.500%, 4/16/13	26,392
150,000	American Express Co., 4.875%, 7/15/13	157,534
200,000	American Express Co., 7.000%, 3/19/18	236,605
210,000	American International Group, Inc., 5.450%, 5/18/17	201,091
125,000	Ameriprise Financial, Inc., 5.650%, 11/15/15	141,134
200,000	Bank of America Corp., 5.750%, 12/1/17	187,572
30,000	Bank of America Corp., 5.750%, 8/15/16	27,767
200,000	Bank of America Corp. MTN, 5.650%, 5/1/18	189,907
800,000	Bank of America NA, 5.300%, 3/15/17	722,527
40,000	Barclays Bank PLC, 6.750%, 5/22/19	43,214
500,000	Barclays Bank PLC, Ser 1, 5.000%, 9/22/16	501,122
200,000	Barclays Bank PLC, 5.450%, 9/12/12	205,005
325,000	BB&T Corp., 4.750%, 10/1/12	334,936
915,000	BB&T Corp., 6.850%, 4/30/19	1,131,114
45,000	Bear Stearns Cos. LLC, 5.300%, 10/30/15++	48,581
150,000	Bear Stearns Cos. LLC, 5.700%, 11/15/14++	161,763
30,000	Bear Stearns Cos. LLC, 6.400%, 10/2/17++	34,062
500,000	Berkshire Hathaway Finance Corp., 5.000%, 8/15/13	536,742
375,000	Berkshire Hathaway, Inc., 3.200%, 2/11/15	394,264
1,500,000	Boston Properties LP, 5.875%, 10/15/19	1,646,341
345,000	Capital One Bank USA NA, 8.800%, 7/15/19	406,450
175,000	Citigroup, Inc., 5.850%, 8/2/16	187,103
250,000	Citigroup, Inc., 6.125%, 11/21/17	267,143
545,000	Citigroup, Inc., 5.000%, 9/15/14	534,514
40,000	CME Group, Inc., 5.750%, 2/15/14	43,930
200,000	Deutsche Bank AG, 6.000%, 9/1/17	220,316
475,000	Fifth Third Bancorp, 6.250%, 5/1/13	502,934
275,000	General Electric Capital Corp., 5.400%, 2/15/17	299,793
1,900,000	General Electric Capital Corp. MTN, 5.450%, 1/15/13	1,995,479
175,000	General Electric Capital Corp. MTN, 5.625%, 5/1/18	191,308
110,000	Genworth Financial, Inc., 5.750%, 6/15/14	108,449
315,000	Goldman Sachs Group, Inc., 5.350%, 1/15/16	325,935
35,000	Goldman Sachs Group, Inc., 6.150%, 4/1/18	36,270
500,000	Goldman Sachs Group, Inc., 5.625%, 1/15/17	485,034
255,000	HCP, Inc., 5.650%, 12/15/13	267,826
485,000	HSBC Finance Corp., 5.500%, 1/19/16	506,227
500,000	Jefferies Group, Inc., 8.500%, 7/15/19	556,090
385,000	JP Morgan Chase & Co., 5.125%, 9/15/14	405,461

Principal Amount		Fair Value
$275,000	JP Morgan Chase & Co., 5.375%, 10/1/12	$286,166
100,000	KeyBank NA, 5.800%, 7/1/14	107,802
530,000	Keycorp, 6.500%, 5/14/13	565,334
470,000	Kimco Realty Corp., 5.700%, 5/1/17	502,328
215,000	Merrill Lynch & Co., Inc., 6.400%, 8/28/17	208,452
20,000	MetLife, Inc., 5.000%, 6/15/15	21,910
125,000	Morgan Stanley, 5.500%, 1/26/20	114,741
660,000	Morgan Stanley, 4.750%, 4/1/14	627,211
1,200,000	PNC Funding Corp., 5.625%, 2/1/17	1,302,874
125,000	Principal Life Income Funding Trusts, 5.100%, 4/15/14	134,712
535,000	ProLogis, 7.625%, 8/15/14	582,850
30,000	Prudential Financial, Inc., 4.750%, 9/17/15	31,318
125,000	Prudential Financial, Inc. MTN, 4.750%, 4/1/14	130,398
25,000	Simon Property Group LP, 5.750%, 12/1/15	27,586
200,000	SunTrust Bank, Inc., 5.250%, 11/5/12	207,908
150,000	Toyota Motor Credit Corp., 3.200%, 6/17/15	157,383
1,000,000	Travelers Cos., Inc. (The), 5.900%, 6/2/19	1,165,214
100,000	Travelers Cos., Inc. (The), 5.500%, 12/1/15	112,196
185,000	Wachovia Bank NA, 5.000%, 8/15/15	197,081
375,000	Wachovia Corp., 5.750%, 2/1/18	422,508
170,000	Wells Fargo & Co., 4.950%, 10/16/13	179,671
		22,450,441
	Utilities — 7.5%
20,000	Arizona Public Service Co., 8.750%, 3/1/19	25,118
800,000	Boardwalk Pipelines LLC, 5.750%, 9/15/19	892,846
150,000	Consolidated Edison Co. of NY, Ser 08-A, 5.850%, 4/1/18	181,144
930,000	Consolidated Natural Gas Co., Ser A, 5.000%, 12/1/14	1,021,835
100,000	Detroit Edison Co. (The), Ser G, 5.600%, 6/15/18	120,860
740,000	DTE Energy Co., 6.350%, 6/1/16	852,210
100,000	Duke Energy Carolinas LLC, 5.300%, 10/1/15	114,668
550,000	Energy Transfer Partners LP, 6.700%, 7/1/18	615,618
650,000	Enterprise Products Operating LLC, Ser O, 9.750%, 1/31/14	760,599
25,000	Exelon Corp., 4.900%, 6/15/15	27,060
520,000	Exelon Generation Co. LLC, 5.200%, 10/1/19	561,276
115,000	Georgia Power Co., Ser Z, 5.250%, 12/15/15	130,717
360,000	Metropolitan Edison Co., 7.700%, 1/15/19	455,634
310,000	Midamerican Energy Holdings Co., Ser D, 5.000%, 2/15/14	333,811
20,000	Midamerican Energy Holdings Co., 5.750%, 4/1/18	23,058
550,000	NextEra Energy Capital Holdings, Inc., 2.550%, 11/15/13	559,603

Touchstone Intermediate Fixed Income Fund (Continued)

Principal Amount		Fair Value
	Corporate Bonds — 51.5% (Continued)
$125,000	NSTAR Electric Co., 4.875%, 4/15/14	$136,345
180,000	Public Service Co. of Colorado, Ser 10, 7.875%, 10/1/12	192,418
140,000	Public Service Electric & Gas Co. MTN, 5.375%, 9/1/13	150,828
130,000	Southern Cal Edison, Ser 05-A, 5.000%, 1/15/16	147,924
100,000	TransCanada PipeLines Ltd., 4.875%, 1/15/15	110,085
		7,413,657
	Consumer Staples — 4.6%
275,000	Archer-Daniels-Midland Co., 5.450%, 3/15/18	322,506
200,000	Avon Products, Inc., 4.200%, 7/15/18	211,991
550,000	Coca-Cola Enterprises, Inc., 2.125%, 9/15/15	553,050
25,000	ConAgra Foods, Inc., 7.000%, 4/15/19	30,107
25,000	CVS Caremark Corp., 6.600%, 3/15/19	30,409
500,000	General Mills, Inc., 5.200%, 3/17/15	560,573
35,000	General Mills, Inc., 5.650%, 2/15/19	41,444
500,000	Kimberly-Clark Corp., 6.125%, 8/1/17	599,178
25,000	Kraft Foods, Inc., 6.500%, 8/11/17	29,664
329,000	Kraft Foods, Inc., 6.250%, 6/1/12	340,643
30,000	Kroger Co. (The), 6.400%, 8/15/17	35,571
40,000	Procter & Gamble Co. (The), 4.700%, 2/15/19	46,915
921,000	Safeway, Inc., 6.250%, 3/15/14	1,025,039
20,000	Safeway, Inc., 6.350%, 8/15/17	23,136
500,000	Sara Lee Corp., 3.875%, 6/15/13	518,898
120,000	Sysco Corp., 4.200%, 2/12/13	125,491
		4,494,615
	Consumer Discretionary — 2.8%
20,000	Comcast Corp., 5.875%, 2/15/18	23,171
150,000	Costco Wholesale Corp., 5.500%, 3/15/17	177,395
550,000	eBay, Inc., 0.875%, 10/15/13	551,890
150,000	Emerson Electric Co., 5.000%, 12/15/14	167,068
500,000	Johnson Controls, Inc., 5.500%, 1/15/16	561,383
100,000	Lowe's Cos., Inc., 5.400%, 10/15/16	115,678
125,000	Omnicom Group, Inc., 5.900%, 4/15/16	138,408
185,000	Target Corp., 5.875%, 7/15/16	219,845
20,000	Time Warner Cable, Inc., 8.250%, 4/1/19	25,044
30,000	Time Warner Cable, Inc., 6.200%, 7/1/13	32,408
25,000	Wal-Mart Stores, Inc., 5.800%, 2/15/18	30,351
150,000	Wal-Mart Stores, Inc., 4.500%, 7/1/15	168,172
350,000	Wal-Mart Stores, Inc., 4.250%, 4/15/13	369,652
180,000	Walt Disney Co. (The), 5.500%, 3/15/19	214,075
		2,794,540
	Industrials — 2.7%
250,000	Canadian National Railway Co., 4.400%, 3/15/13	262,624

Principal Amount		Fair Value
$195,000	Caterpillar Financial Services Corp., 7.150%, 2/15/19	$250,644
150,000	Caterpillar Financial Services Corp. MTN, 4.600%, 1/15/14	161,938
130,000	Dover Corp., 4.875%, 10/15/15	146,278
150,000	General Dynamics Corp., 4.250%, 5/15/13	158,430
275,000	General Electric Co., 5.250%, 12/6/17	305,543
140,000	Parker Hannifin Corp., 5.500%, 5/15/18	166,939
500,000	Southwest Airlines Co., 6.500%, 3/1/12	510,413
250,000	Stanford University, 4.750%, 5/1/19	290,265
250,000	United Parcel Service, Inc., 5.500%, 1/15/18	300,099
100,000	United Technologies Corp., 4.875%, 5/1/15	112,185
		2,665,358
	Telecommunication Services — 2.5%
145,000	AT&T, Inc., 5.500%, 2/1/18	167,371
110,000	AT&T, Inc., 5.625%, 6/15/16	125,405
75,000	AT&T, Inc., 5.875%, 8/15/12	78,138
140,000	BellSouth Corp., 5.200%, 9/15/14	153,725
550,000	Telefonica Emisiones SAU, 2.582%, 4/26/13	532,251
305,000	Verizon Communications, Inc., 5.500%, 2/15/18	353,670
175,000	Verizon Global Funding Corp., 4.375%, 6/1/13	184,659
690,000	Vodafone Group PLC, 3.375%, 11/24/15	724,722
100,000	Vodafone Group PLC, 5.625%, 2/27/17	114,600
		2,434,541
	Information Technology — 2.2%
150,000	Cisco Systems, Inc., 5.500%, 2/22/16	172,946
40,000	Cisco Systems, Inc., 4.450%, 1/15/20	44,228
40,000	Dell, Inc., 5.875%, 6/15/19	45,553
200,000	IBM Corp., 7.625%, 10/15/18	265,259
235,000	Oracle Corp., 4.950%, 4/15/13	250,090
160,000	Oracle Corp., 3.750%, 7/8/14	172,312
150,000	Pitney Bowes, Inc., 3.875%, 6/15/13	155,414
1,000,000	Xerox Corp., 6.400%, 3/15/16	1,106,757
		2,212,559
	Materials — 2.2%
260,000	Alcoa, Inc., 6.150%, 8/15/20	263,375
400,000	Dow Chemical Co. (The), 4.850%, 8/15/12	411,841
740,000	Dow Chemical Co. (The), 5.900%, 2/15/15	816,875
450,000	EI du Pont de Nemours & Co., 3.625%, 1/15/21	469,720
200,000	Praxair, Inc., 5.375%, 11/1/16	234,530
		2,196,341
	Health Care — 2.2%
150,000	Abbott Laboratories, 5.600%, 11/30/17	178,263
205,000	Abbott Laboratories, 5.875%, 5/15/16	241,324

Touchstone Intermediate Fixed Income Fund (Continued)

Principal Amount		Fair Value
	Corporate Bonds — 51.5% (Continued)
$100,000	Aetna, Inc., 6.000%, 6/15/16	$115,274
175,000	AstraZeneca PLC, 5.900%, 9/15/17	209,083
120,000	Baxter International, Inc., 5.900%, 9/1/16	141,774
150,000	Genentech, Inc., 4.750%, 7/15/15	168,312
230,000	Johnson & Johnson, 5.150%, 8/15/12	238,363
100,000	Medtronic, Inc., Ser B, 4.750%, 9/15/15	112,328
300,000	Pfizer, Inc., 6.200%, 3/15/19	375,941
115,000	UnitedHealth Group, Inc., 5.000%, 8/15/14	125,974
125,000	Wyeth, 5.450%, 4/1/17	145,981
120,000	Wyeth, 5.500%, 2/1/14	132,106
		2,184,723
	Energy — 2.0%
750,000	Anadarko Petroleum Corp., 6.375%, 9/15/17	841,368
225,000	Apache Corp., 6.250%, 4/15/12	231,134
500,000	ConocoPhillips, 4.400%, 5/15/13	526,502
320,000	Shell International Finance BV, 4.000%, 3/21/14	344,921
25,000	Valero Energy Corp., 9.375%, 3/15/19	32,037
		1,975,962
	Total Corporate Bonds	$50,822,737
	U.S. Treasury Obligations — 27.6%
500,000	U.S. Treasury Bond, 11.250%, 2/15/15	678,945
800,000	U.S. Treasury Bond, 8.750%, 5/15/17	1,134,938
600,000	U.S. Treasury Note, 0.375%, 8/31/12	601,102
350,000	U.S. Treasury Note, 1.375%, 1/15/13	355,154
500,000	U.S. Treasury Note, 2.750%, 10/31/13	525,156
1,500,000	U.S. Treasury Note, 1.875%, 2/28/14	1,553,907
170,000	U.S. Treasury Note, 1.750%, 3/31/14	175,804
3,000,000	U.S. Treasury Note, 4.250%, 11/15/14	3,350,859
4,050,000	U.S. Treasury Note, 1.250%, 10/31/15	4,135,747
1,500,000	U.S. Treasury Note, 1.000%, 8/31/16	1,503,750
10,340,000	U.S. Treasury Note, 2.125%, 8/15/21	10,522,604
2,500,000	United States Treasury Inflation Indexed Bonds, 0.500%, 4/15/15	2,711,926
	Total U.S. Treasury Obligations	$27,249,892
	U.S. Government Mortgage-Backed Obligations — 10.6%
3,139,079	FHLMC, Pool #C03490, 4.500%, 8/1/40	3,325,396
2,616,936	FHLMC, Pool #G06087, 5.000%, 9/1/40	2,809,962
4,022,583	FNMA, Pool #AE5440, 4.500%, 10/1/40	4,272,948
	Total U.S. Government Mortgage-Backed Obligations	$10,408,306
	U.S. Government Agency Obligations — 5.4%
2,500,000	FFCB, 1.750%, 2/21/13	2,543,540
340,000	FFCB, 5.125%, 8/25/16	401,144
465,000	FHLB, Ser VB15, 5.000%, 12/21/15	538,503
275,000	FHLB, Ser 656, 5.375%, 5/18/16	326,345

Principal Amount		Fair Value
$400,000	FHLMC, 4.500%, 1/15/14	$436,368
400,000	FHLMC, 5.125%, 10/18/16	473,689
250,000	FNMA, 2.500%, 5/15/14	262,133
150,000	FNMA, 4.125%, 4/15/14	163,317
125,000	FNMA, 4.625%, 10/15/13	135,500
	Total U.S. Government Agency Obligations	$5,280,539
	Sovereign Government Obligations — 2.1%
100,000	Asian Development Bank, 4.500%, 9/4/12	103,575
250,000	Export-Import Bank of Korea, 5.500%, 10/17/12	258,240
180,000	Hydro Quebec, Ser IU, 7.500%, 4/1/16	223,548
125,000	Korea Development Bank, 5.500%, 11/13/12	129,472
110,000	Korea Electric Power Corp., 7.750%, 4/1/13	118,550
250,000	Province of Ontario Canada, 4.750%, 1/19/16	284,662
200,000	Province of Quebec Canada, 4.600%, 5/26/15	224,495
500,000	Republic of Chile, 5.500%, 1/15/13	526,110
225,000	Republic of Korea, 4.875%, 9/22/14	238,491
	Total Sovereign Government Obligations	$2,107,143
	Commercial Mortgage-Backed Security — 0.5%
450,000	Citigroup Commercial Mortgage Trust, Ser 2006-C5, Class A4, 5.431%, 10/15/49	489,555
	Investment Fund — 1.8%
1,733,395	Touchstone Institutional Money Market Fund^	1,733,395
	Total Investment Securities — 99.5% (Cost $94,032,152)	$98,091,567
	Other Assets in Excess of Liabilities — 0.5%	518,159
	Net Assets — 100.0%	$98,609,726

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

++  The issuers and/or sponsors of certain asset-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

Touchstone Intermediate Fixed Income Fund (Continued)

Portfolio Abbreviations:

FFCB – Federal Farm Credit Bank

FNMA – Federal National Mortgage Association

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corp.

LLC – Limited Liability Company

MTN – Medium Term Note

PLC – Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$50,822,737	$—	$50,822,737
U.S. Treasury Obligations	—	27,249,892	—	27,249,892
U.S. Government Mortgage-Backed Obligations	—	10,408,306	—	10,408,306
U.S. Government Agency Obligations	—	5,280,539	—	5,280,539
Sovereign Government Obligations	—	2,107,143	—	2,107,143
Investment Fund	1,733,395	—	—	1,733,395
Commercial Mortgage-Backed Securities	—	489,555	—	489,555
				$98,091,567

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone International Fixed Income Fund – September 30, 2011

Principal Amount		Fair Value
	Sovereign Government Obligations — 53.7%
$20,000,000	Asian Development Bank, 2.350%, 6/21/27	$284,628
250,000	Belgium Government Bond, Ser 56, 3.500%, 3/28/15	345,666
400,000	Brazilian Government International Bond, 12.500%, 1/5/22	249,967
130,000	Bundesrepublik Deutschland, Ser 05, 4.000%, 1/4/37	216,206
150,000	Bundesrepublik Deutschland, Ser 03, 4.750%, 7/4/34	271,768
270,000	Canadian Government Bond, 5.000%, 6/1/14	284,650
10,000,000	Development Bank of Japan, 1.400%, 6/20/12	130,666
16,000,000	Development Bank of Japan, 1.700%, 9/20/22	218,765
200,000	European Financial Stability Facility, 2.750%, 7/18/16	273,614
215,000	European Investment Bank, 6.000%, 12/7/28	435,801
115,000	European Union, 2.750%, 9/21/21	153,308
85,000	European Union, 3.500%, 6/4/21	120,952
250,000	France Government Bond OAT, 5.000%, 10/25/16	386,143
1,500,000,000	Indonesia Treasury Bond, Ser FR49, 9.000%, 9/15/13	181,848
170,000	Italy Buoni Poliennali Del Tesoro, 3.000%, 4/15/15	215,504
172,000	Italy Buoni Poliennali Del Tesoro, 4.750%, 8/1/23	208,184
700,000	Italy Buoni Poliennali del Tesoro Coupon Strip, 0.000%, 5/1/29	294,126
1,200,000	Mexican Bonos, Ser M, 7.000%, 6/19/14	91,116
1,900,000	Mexican Bonos, Ser M 10, 7.750%, 12/14/17	152,294
380,000	Netherlands Government Bond, 1.750%, 1/15/13	516,304
200,000	Netherlands Government Bond, 144a, 2.500%, 1/15/17	279,726
700,572	South Africa Government Bond, Ser R211, 2.500%, 1/31/17	91,002
1,500,000	South Africa Government Bond, Ser R207, 7.250%, 1/15/20	174,548
3,000,000	Sweden Government Bond, Ser 1049, 4.500%, 8/12/15	488,956
130,000	United Kingdom Gilt, 8.000%, 12/7/15	259,628
	Total Sovereign Government Obligations	$6,325,370

Principal Amount		Fair Value
	Corporate Bonds — 34.9% Financials — 28.1%
$41,000,000	Bayerische Landesbank, 1.400%, 4/22/13	$538,285
100,000	HGI Group Ltd., 6.500%, 5/2/12	157,400
50,000	International Power Finance Jersey II Ltd., 3.250%, 7/20/13	70,625
50,000	International Power Finance Jersey III Ltd., Ser IPR, 4.750%, 6/5/15	69,366
30,000,000	Japan Finance Organization for Municipalities, Ser INTL, 1.550%, 2/21/12	390,714
100,000	Kreditanstalt fuer Wiederaufbau, Ser DTE, 3.250%, 6/27/13	137,458
4,000,000	Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/37	58,716
150,000	Kreditanstalt fuer Wiederaufbau, 3.375%, 1/18/21	215,875
41,000,000	Landwirtschaftliche Rentenbank, 1.375%, 4/25/13	540,613
200,000	LCR Finance PLC, Reg S, 4.500%, 12/7/28	353,465
200,000	Merrill Lynch & Co., Inc., 1.840%, 5/30/14 (a)	232,446
1,400,000	Realkredit Danmark A/S, Ser 10S, 2.000%, 1/1/12	252,364
1,000,000	Stadshypotek AB, Ser 1576, 6.000%, 3/18/15	162,052
100,000	Swedbank Hypotek AB, 2.500%, 1/21/13	135,233
		3,314,612
	Industrials — 4.0%
100,000	Noble Group Ltd., Reg S, 8.500%, 5/30/13	103,000
100,000	Rexel SA, 7.000%, 12/17/18	125,936
200,000	Xefin Lux SCA, Reg S, 8.000%, 6/1/18	237,806
		466,742
	Materials — 1.5%
100,000	CSN Islands VIII Corp., Reg S, 9.750%, 12/16/13	110,000
50,000	Smurfit Kappa Funding PLC, Ser EUR, 7.750%, 4/1/15	63,973
		173,973
	Information Technology — 0.8%
200,000	Cap Gemini SA, Ser CAP, 3.500%, 1/1/14	100,267
	Telecommunication Services — 0.5%
50,000	Ziggo Finance BV, Reg S, 6.125%, 11/15/17	64,978
	Total Corporate Bonds	$4,120,572

Touchstone International Fixed Income Fund (Continued)

Principal Amount		Fair Value
	Sovereign Bond — 4.3%
$38,000,000	Eksportfinans ASA, 1.600%, 3/20/14	$508,326
	Foreign Bond — 1.3%
1,100,000	China Petroleum & Chemical Corp., Ser SINO, 0.000%, 4/24/14 (a)	152,554
	Total Investment Securities — 94.2% (Cost $11,124,834)	$11,106,822
	Other Assets in Excess of Liabilities — 5.8%	680,804
	Net Assets — 100.0%	$11,787,626

(a)  Zero Coupon security – The rate reported was the effective yield as of September 30, 2011.

Portfolio Abbreviations:

PLC – Public Limited Company

Reg S – Security sold outside United States without registration under the Securities Act of 1933.

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, these securities were valued at $279,726 or 2.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Sovereign Government Obligations	$—	$6,325,370	$—	$6,325,370
Corporate Bonds	—	4,120,572	—	4,120,572
Sovereign Bond	—	508,326	—	508,326
Foreign Bonds	—	152,554	—	152,554
				$11,106,822
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Currency Contracts	$—	$224,370	$—	$224,370

*  Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation.

See accompanying notes to financial statements.

Touchstone International Fixed Income Fund (Continued)

Forward Foreign Currency Exchange Contracts

		Contract To				Unrealized Appreciation/
Counterparty	Value Date	Receive		Deliver		(Depreciation)
Brown Brothers Harriman	10/04/2011	BRL	402,250	USD	250,000	(36,066)
Brown Brothers Harriman	10/04/2011	JPY	20,255,500	USD	250,000	12,615
Brown Brothers Harriman	10/04/2011	USD	250,000	BRL	398,000	38,326
Brown Brothers Harriman	10/04/2011	USD	250,000	JPY	19,186,750	1,241
Brown Brothers Harriman	10/06/2011	CAD	189,000	USD	181,373	(1,022)
Brown Brothers Harriman	10/06/2011	EUR	702,000	USD	941,873	(1,383)
Brown Brothers Harriman	10/06/2011	GBP	320,000	USD	498,496	503
Brown Brothers Harriman	10/06/2011	USD	193,128	CAD	189,000	12,777
Brown Brothers Harriman	10/06/2011	USD	1,010,354	EUR	702,000	69,863
Brown Brothers Harriman	10/06/2011	USD	520,872	GBP	320,000	21,873
Brown Brothers Harriman	10/06/2011	USD	210,532	ZAR	1,480,000	27,295
Brown Brothers Harriman	10/06/2011	ZAR	1,480,000	USD	184,100	(863)
Brown Brothers Harriman	10/14/2011	AUD	226,000	CAD	227,853	1,024
Brown Brothers Harriman	10/14/2011	AUD	260,000	GBP	172,220	(17,272)
Brown Brothers Harriman	10/14/2011	CAD	200,000	CHF	172,196	796
Brown Brothers Harriman	10/14/2011	CHF	170,000	JPY	16,339,550	(24,284)
Brown Brothers Harriman	10/14/2011	CHF	47,000	USD	55,562	(3,699)
Brown Brothers Harriman	10/14/2011	COP	361,987,641	JPY	16,407,000	(25,303)
Brown Brothers Harriman	10/14/2011	EUR	540,000	JPY	60,690,060	(63,553)
Brown Brothers Harriman	10/14/2011	EUR	550,000	USD	770,017	(33,209)
Brown Brothers Harriman	10/14/2011	GBP	125,000	SEK	1,307,388	4,466
Brown Brothers Harriman	10/14/2011	HKD	1,500,000	EUR	137,666	8,218
Brown Brothers Harriman	10/14/2011	IDR	1,350,000,000	USD	156,922	(3,481)
Brown Brothers Harriman	10/14/2011	JPY	41,116,086	AUD	486,000	63,479
Brown Brothers Harriman	10/14/2011	JPY	46,315,488	GBP	359,000	40,793
Brown Brothers Harriman	10/14/2011	JPY	32,561,052	NZD	492,000	47,403
Brown Brothers Harriman	10/14/2011	JPY	33,000,000	SEK	2,702,703	34,217
Brown Brothers Harriman	10/14/2011	JPY	142,075,000	USD	1,769,611	72,667
Brown Brothers Harriman	10/14/2011	KRW	167,000,000	USD	156,881	(15,221)
Brown Brothers Harriman	10/14/2011	MXN	200,000	USD	16,881	(2,475)
Brown Brothers Harriman	10/14/2011	MYR	476,000	USD	157,444	(8,408)
Brown Brothers Harriman	10/14/2011	NOK	1,354,081	EUR	179,000	(9,239)
Brown Brothers Harriman	10/14/2011	NZD	363,901	USD	300,000	(22,774)
Brown Brothers Harriman	10/14/2011	PLN	803,140	EUR	200,000	(25,710)
Brown Brothers Harriman	10/14/2011	USD	56,231	CHF	47,000	4,368
Brown Brothers Harriman	10/14/2011	USD	997,500	EUR	700,000	59,745
Brown Brothers Harriman	10/26/2011	HKD	1,594,000	USD	204,688	57
Brown Brothers Harriman	11/04/2011	USD	181,242	CAD	189,000	1,022
Brown Brothers Harriman	11/04/2011	USD	941,645	EUR	702,000	1,354
Brown Brothers Harriman	11/04/2011	USD	498,344	GBP	320,000	(531)
Brown Brothers Harriman	11/04/2011	USD	183,309	ZAR	1,480,000	874
Brown Brothers Harriman	01/12/2012	CHF	100,000	EUR	82,210	467
Brown Brothers Harriman	01/12/2012	MXN	5,000,000	JPY	28,015,500	(6,580)
						$224,370

Portfolio of Investments
Touchstone Large Cap Relative Value Fund – September 30, 2011

Common Stocks — 96.5%	Shares	Fair Value
Financials — 15.9%
Aflac, Inc.	2,500	$87,375
Bank of America Corp.	8,800	53,856
Chubb Corp.	2,600	155,974
Goldman Sachs Group, Inc. (The)	1,000	94,550
JPMorgan Chase & Co.	3,100	93,372
Morgan Stanley	5,800	78,300
Northern Trust Corp.	3,500	122,430
Travelers Cos., Inc. (The)	3,000	146,190
Wells Fargo & Co.	6,500	156,780
		988,827
Consumer Discretionary — 15.9%
Carnival Corp.	2,500	75,750
Comcast Corp. - Class A	5,400	112,860
Darden Restaurants, Inc.	3,900	166,725
Johnson Controls, Inc.	4,200	110,754
Target Corp.	1,800	88,272
TJX Cos., Inc.	3,500	194,145
Walt Disney Co. (The)	3,700	111,592
Yum! Brands, Inc.	2,600	128,414
		988,512
Energy — 15.6%
Apache Corp.	1,200	96,288
Chesapeake Energy Corp.	2,900	74,095
Devon Energy Corp.	2,100	116,424
Exxon Mobil Corp.	2,864	208,013
Newfield Exploration Co.*	1,700	67,473
Occidental Petroleum Corp.	2,900	207,350
Schlumberger Ltd.	2,100	125,433
Transocean Ltd.	1,600	76,384
		971,460
Information Technology — 15.0%
Automatic Data Processing, Inc.	2,700	127,305
Corning, Inc.	8,400	103,824
Flextronics International Ltd.*	24,800	139,624
Intel Corp.	9,500	202,635
International Business Machines Corp.	1,500	262,545
Xerox Corp.	13,800	96,186
		932,119
Industrials — 13.0%
Boeing Co. (The)	2,300	139,173
Cummins, Inc.	2,900	236,814
General Dynamics Corp.	2,600	147,914
Norfolk Southern Corp.	2,400	146,448
Union Pacific Corp.	1,700	138,839
		809,188
Health Care — 7.9%
CR Bard, Inc.	800	70,032
Express Scripts, Inc.*	4,100	151,987

	Shares	Fair Value
UnitedHealth Group, Inc.	2,900	$133,748
WellPoint, Inc.	2,100	137,088
		492,855
Utilities — 5.6%
Duke Energy Corp.	4,200	83,958
Exelon Corp.	2,700	115,047
Southern Co.	3,500	148,295
		347,300
Telecommunication Services — 2.8%
American Tower Corp. - Class A*	3,200	172,160
Materials — 2.7%
Freeport-McMoRan Copper & Gold, Inc.	5,600	170,520
Consumer Staples — 2.1%
Kimberly-Clark Corp.	1,800	127,818
Total Common Stocks		$6,000,759
Investment Fund — 3.7%
Touchstone Institutional Money Market Fund^	232,307	232,307
Total Investment Securities — 100.2% (Cost $6,953,468)		$6,233,066
Liabilities in Excess of Other Assets — (0.2%)		(15,113)
Net Assets — 100.0%		$6,217,953

*  Non-income producing security.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$6,000,759	$—	$—	$6,000,759
Investment Fund	232,307	—	—	232,307
				$6,233,066

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Market Neutral Equity Fund – September 30, 2011

Common Stocks — 86.0%	Shares	Fair Value
Information Technology — 20.9%
ACI Worldwide, Inc.*	5,400	$148,716
Activision Blizzard, Inc.	32,700	389,130
Actuate Corp.*	30,400	167,808
Adobe Systems, Inc.*	10,000	241,700
Alliance Data Systems Corp.*	1,200	111,240
Amdocs Ltd.*	11,600	314,592
Arris Group, Inc.*	17,900	184,370
Blackbaud, Inc.	4,700	104,669
BMC Software, Inc.*	6,000	231,360
CA, Inc.	14,100	273,681
CACI International, Inc. - Class A*	6,000	299,640
CGI Group, Inc. - Class A*	8,300	156,123
Comtech Telecommunications Corp.	6,000	168,540
EPIQ Systems, Inc.	13,000	162,890
Factset Research Systems, Inc.	700	62,279
Fair Isaac Corp.	8,400	183,372
Fidelity National Information Services, Inc.	13,100	318,592
Fiserv, Inc.*	2,800	142,156
Formfactor, Inc.*	29,900	186,277
Global Payments, Inc.	2,400	96,936
GT Advanced Technologies, Inc.*	17,500	122,850
IAC / InterActiveCorp*	7,300	288,715
Imation Corp.*	27,600	201,756
LSI Corp.*	51,900	268,842
Manhattan Associates, Inc.*	6,400	211,712
Methode Electronics, Inc.	19,800	147,114
Micrel, Inc.	7,400	70,078
Microsoft Corp.	3,300	82,137
Monolithic Power Systems, Inc.*	15,500	157,790
MTS Systems Corp.	4,700	144,008
Net 1 UEPS Technologies, Inc.*	24,100	156,650
NeuStar, Inc. - Class A*	13,000	326,820
Plantronics, Inc.	5,700	162,165
Pulse Electronics Corp.	14,900	42,614
QLogic Corp.*	4,500	57,060
Quest Software, Inc.*	12,000	190,560
Research In Motion Ltd.*	2,300	46,690
Richardson Electronics Ltd.	6,200	84,382
SAIC, Inc.*	10,800	127,548
Symantec Corp.*	23,100	376,530
Synopsys, Inc.*	7,700	187,572
TeleTech Holdings, Inc.*	5,200	79,248
Total System Services, Inc.	4,500	76,185
Tyler Technologies, Inc.*	7,400	187,072
Unisys Corp.*	8,300	130,227
United Online, Inc.	47,800	249,994
ValueClick, Inc.*	15,600	242,736
Websense, Inc.*	14,600	252,580
Western Union Co.	12,500	191,125
XO Group, Inc.*	27,100	221,407
Xyratex Ltd.	14,800	137,196
		9,165,434

	Shares	Fair Value
Financials — 13.6%
ACE Ltd.	4,300	$260,580
Artio Global Investors, Inc.	30,600	243,576
Banco Latinoamericano de Comercio Exterior SA - Class E	7,200	109,656
Bank of the Ozarks, Inc.	7,800	163,254
Chemical Financial Corp.	8,900	136,259
Columbia Banking System, Inc.	7,300	104,536
Commerce Bancshares, Inc.	2,700	93,825
Dime Community Bancshares	9,400	95,222
Erie Indemnity Co. - Class A	3,800	270,484
Ezcorp, Inc. - Class A*	4,100	117,014
FBL Financial Group, Inc. - Class A	2,900	77,198
First Citizens BancShares, Inc. - Class A	500	71,770
Franklin Resources, Inc.	1,600	153,024
Hanover Insurance Group, Inc. (The)	3,700	131,350
Home Bancshares, Inc.	6,100	129,442
Huntington Bancshares, Inc.	37,400	179,520
International Bancshares Corp.	6,400	84,160
Janus Capital Group, Inc.	23,100	138,600
KeyCorp	23,400	138,762
Marsh & McLennan Cos., Inc.	4,200	111,468
Meadowbrook Insurance Group, Inc.	10,300	91,773
Moody's Corp.	3,600	109,620
NASDAQ OMX Group, Inc. (The)*	3,800	87,932
National Financial Partners Corp.*	12,900	141,126
National Health Investors, Inc. REIT	6,900	290,697
Old National Bancorp	15,400	143,528
Oriental Financial Group, Inc.	21,100	204,037
People's United Financial, Inc.	15,900	181,260
PNC Financial Services Group, Inc.	2,500	120,475
Popular, Inc.*	58,100	87,150
PS Business Parks, Inc. REIT	4,500	222,930
Public Storage REIT	2,900	322,915
Retail Opportunity Investments Corp. REIT	14,000	155,120
T Rowe Price Group, Inc.	4,300	205,411
Tower Group, Inc.	7,400	169,164
Umpqua Holdings Corp.	25,500	224,145
Waddell & Reed Financial, Inc. - Class A	3,200	80,032
Washington Federal, Inc.	10,800	137,592
WesBanco, Inc.	10,300	178,293
		5,962,900
Health Care — 12.7%
Aetna, Inc.	9,300	338,055
Allos Therapeutics, Inc.*	53,400	98,256
AMAG Pharmaceuticals, Inc.*	6,400	94,464
AmerisourceBergen Corp.	9,100	339,157
Auxilium Pharmaceuticals, Inc.*	9,800	146,902
Charles River Laboratories International, Inc.*	9,900	283,338
CIGNA Corp.	4,300	180,342
Community Health Systems, Inc.*	15,600	259,584
Greatbatch, Inc.*	13,200	264,132
Halozyme Therapeutics, Inc.*	25,000	153,500
Health Net, Inc.*	13,400	317,714

Touchstone Market Neutral Equity Fund (Continued)

Common Stocks — 86.0% (Continued)	Shares	Fair Value
Hi-Tech Pharmacal Co., Inc.*	3,300	$110,880
Immunomedics, Inc.*	39,600	126,720
Kensey Nash Corp.*	6,500	159,250
Luminex Corp.*	11,400	252,738
Magellan Health Services, Inc.*	5,000	241,500
McKesson Corp.	2,500	181,750
Medco Health Solutions, Inc.*	2,300	107,847
Myriad Genetics, Inc.*	15,900	297,966
Nordion, Inc.	24,400	215,208
PDL BioPharma, Inc.	19,000	105,450
Quidel Corp.*	15,800	258,646
Targacept, Inc.*	9,800	147,000
Techne Corp.	2,000	136,020
Thoratec Corp.*	6,200	202,368
WellCare Health Plans, Inc.*	4,100	155,718
WellPoint, Inc.	4,300	280,704
XenoPort, Inc.*	18,400	108,560
		5,563,769
Consumer Discretionary — 12.4%
Aaron's, Inc.	9,900	249,975
Aeropostale, Inc.*	20,600	222,686
American Public Education, Inc.*	5,700	193,800
ANN INC*	6,100	139,324
Apollo Group, Inc. - Class A*	4,400	174,284
AutoZone, Inc.*	700	223,433
Bebe Stores, Inc.	18,300	122,976
Capella Education Co.*	7,500	212,850
Coach, Inc.	6,600	342,078
DIRECTV Group, Inc. - Class A*	9,400	397,150
Discovery Communications, Inc. - Class A*	5,100	191,862
Goodyear Tire & Rubber Co. (The)*	16,400	165,476
HOT Topic, Inc.	16,600	126,658
International Game Technology	13,800	200,514
ITT Educational Services, Inc.*	2,600	149,708
Ltd. Brands, Inc.	3,900	150,189
Men's Wearhouse, Inc. (The)	4,600	119,968
Movado Group, Inc.	10,700	130,326
Nutrisystem, Inc.	13,200	159,852
Papa John's International, Inc.*	7,500	228,000
RadioShack Corp.	13,500	156,870
Scholastic Corp.	6,700	187,801
Strayer Education, Inc.	2,700	207,009
Sturm Ruger & Co., Inc.	7,700	200,046
True Religion Apparel, Inc.*	7,700	207,592
Vail Resorts, Inc.	7,800	294,762
Wyndham Worldwide Corp.	10,000	285,100
		5,440,289
Industrials — 9.6%
Alliant Techsystems, Inc.	5,400	294,354
Apogee Enterprises, Inc.	33,200	285,188
Applied Industrial Technologies, Inc.	8,500	230,860
Chicago Bridge & Iron Co. NV	3,700	105,931
Copart, Inc.*	4,000	156,480

	Shares	Fair Value
Dun & Bradstreet Corp.	1,400	$85,764
Dycom Industries, Inc.*	11,800	180,540
EMCOR Group, Inc.*	7,300	148,409
Equifax, Inc.	4,100	126,034
Fluor Corp.	3,300	153,615
Foster Wheeler AG*	10,500	186,795
Gardner Denver, Inc.	2,600	165,230
Graco, Inc.	1,400	47,796
JB Hunt Transport Services, Inc.	4,300	155,316
Kansas City Southern*	3,100	154,876
KBR, Inc.	11,600	274,108
Knoll, Inc.	6,900	94,530
L-3 Communications Holdings, Inc.	1,700	105,349
Layne Christensen Co.*	4,100	94,710
Lockheed Martin Corp.	4,000	290,560
Raytheon Co.	5,300	216,611
Toro Co.	4,500	221,715
URS Corp.*	4,000	118,640
WABCO Holdings, Inc.*	2,700	102,222
Werner Enterprises, Inc.	10,600	220,798
		4,216,431
Energy — 7.9%
Chevron Corp.	2,000	185,040
ConocoPhillips	3,500	221,620
CVR Energy, Inc.*	2,300	48,622
Exxon Mobil Corp.	3,100	225,153
Gulf Island Fabrication, Inc.	5,100	105,468
Helix Energy Solutions Group, Inc.*	8,100	106,110
Hess Corp.	4,100	215,086
Marathon Oil Corp.	6,300	135,954
Marathon Petroleum Corp.	3,150	85,239
Matrix Service Co.*	16,400	139,564
Murphy Oil Corp.	6,700	295,872
Oceaneering International, Inc.	6,400	226,176
Patterson-UTI Energy, Inc.	15,400	267,036
Pioneer Drilling Co.*	10,700	76,826
Superior Energy Services, Inc.*	3,300	86,592
Tesoro Corp.*	6,800	132,396
Tetra Technologies, Inc.*	19,800	152,856
Unit Corp.*	7,100	262,132
Vaalco Energy, Inc.*	33,600	163,296
Valero Energy Corp.	18,500	328,930
		3,459,968
Materials — 3.3%
Airgas, Inc.	4,500	287,190
Cabot Corp.	3,400	84,252
Eastman Chemical Co.	2,400	164,472
Freeport-McMoRan Copper & Gold, Inc.	5,300	161,385
HB Fuller Co.	13,400	244,148
Minerals Technologies, Inc.	2,600	128,102
Myers Industries, Inc.	21,100	214,165
Packaging Corp of America	6,300	146,790
Schweitzer-Mauduit International, Inc.	700	39,109
		1,469,613

Touchstone Market Neutral Equity Fund (Continued)

Common Stocks — 86.0% (Continued)	Shares	Fair Value
Utilities — 3.0%
Alliant Energy Corp.	5,900	$228,212
China Natural Gas, Inc.* §	9,400	18,048
Edison International	6,600	252,450
Entergy Corp.	4,800	318,192
Public Service Enterprise Group, Inc.	6,700	223,579
Sempra Energy	5,800	298,700
		1,339,181
Consumer Staples — 2.0%
Cal-Maine Foods, Inc.	2,800	88,004
Dr Pepper Snapple Group, Inc.	4,200	162,876
Herbalife Ltd.	4,600	246,560
Lancaster Colony Corp.	3,900	237,939
Smart Balance, Inc.*	28,300	166,970
		902,349
Telecommunication Services — 0.6%
Cbeyond, Inc.*	16,600	117,196
NTELOS Holdings Corp.	7,800	138,294
		255,490
Total Common Stocks		$37,775,424
Investment Fund — 0.7%
Touchstone Institutional Money Market Fund^	294,473	294,473
Total Long Positions (Cost $40,896,319)		$38,069,897
Securities Sold Short — (85.8%)
Common Stocks — (85.8%)
Consumer Staples — (2.7%)
Archer-Daniels-Midland Co.	(5,600)	(138,936)
Bunge Ltd.	(2,500)	(145,725)
Imperial Sugar Co.	(20,400)	(131,376)
Molson Coors Brewing Co. - Class B	(4,900)	(194,089)
Sanderson Farms, Inc.	(7,200)	(342,000)
United Natural Foods, Inc.*	(3,300)	(122,232)
Wal-Mart Stores, Inc.	(2,300)	(119,370)
		(1,193,728)
Utilities — (3.6%)
Atlantic Power Corp.	(16,400)	(232,716)
Consolidated Edison, Inc.	(6,100)	(347,822)
Enbridge, Inc.	(4,000)	(127,720)
Northwest Natural Gas Co.	(4,500)	(198,450)
ONEOK, Inc.	(2,900)	(191,516)
Westar Energy, Inc.	(12,900)	(340,818)
WGL Holdings, Inc.	(3,100)	(121,117)
		(1,560,159)
Materials — (4.2%)
Balchem Corp.	(7,100)	(264,901)
Eagle Materials, Inc.	(15,600)	(259,740)
International Flavors & Fragrances, Inc.	(6,300)	(354,186)

	Shares	Fair Value
Kraton Performance Polymers, Inc.*	(7,900)	$(127,822)
Kronos Worldwide, Inc.	(6,200)	(99,696)
Martin Marietta Materials, Inc.	(3,900)	(246,558)
STR Holdings, Inc.*	(19,200)	(155,712)
Texas Industries, Inc.	(2,800)	(88,872)
Vulcan Materials Co.	(9,300)	(256,308)
		(1,853,795)
Energy — (7.5%)
Abraxas Petroleum Corp.*	(27,600)	(72,864)
Cameco Corp.	(9,100)	(166,712)
Carrizo Oil & Gas, Inc.*	(8,100)	(174,555)
Cimarex Energy Co.	(1,700)	(94,690)
Cobalt International Energy, Inc.*	(28,500)	(219,735)
Continental Resources, Inc.*	(1,900)	(91,903)
El Paso Corp.	(6,300)	(110,124)
Encana Corp.	(7,700)	(147,917)
Forest Oil Corp.*	(16,700)	(240,480)
FX Energy, Inc.*	(48,200)	(199,066)
Georesources, Inc.*	(5,000)	(88,950)
Golar LNG Ltd.	(4,500)	(143,010)
Gulfport Energy Corp.*	(5,800)	(140,244)
Hyperdynamics Corp.*	(61,300)	(226,810)
Newfield Exploration Co.*	(2,400)	(95,256)
Northern Oil and Gas, Inc.*	(9,600)	(186,144)
Pioneer Natural Resources Co.	(1,600)	(105,232)
Resolute Energy Corp.*	(10,500)	(119,280)
SandRidge Energy, Inc.*	(16,100)	(89,516)
Seadrill Ltd.	(7,800)	(214,734)
Swift Energy Co.*	(2,800)	(68,152)
TransCanada Corp.	(7,400)	(299,626)
		(3,295,000)
Industrials — (10.7%)
ABM Industries, Inc.	(15,200)	(289,712)
Alexander & Baldwin, Inc.	(4,700)	(171,691)
American Science & Engineering, Inc.	(3,400)	(207,570)
Brady Corp. - Class A	(7,300)	(192,939)
Canadian Pacific Railway Ltd.	(3,500)	(168,315)
Caterpillar, Inc.	(1,500)	(110,760)
DigitalGlobe, Inc.*	(13,300)	(258,419)
EnerNOC, Inc.*	(20,200)	(181,800)
GATX Corp.	(5,400)	(167,346)
General Electric Co.	(5,500)	(83,820)
Geo Group, Inc. (The)*	(15,000)	(278,400)
IHS, Inc. - Class A*	(4,100)	(306,721)
Interface, Inc. - Class A	(9,400)	(111,484)
KAR Auction Services, Inc.*	(12,600)	(152,586)
Kforce, Inc.*	(15,600)	(153,036)
Lennox International, Inc.	(3,200)	(82,496)
Pall Corp.	(2,100)	(89,040)
Precision Castparts Corp.	(2,200)	(342,012)
Republic Airways Holdings, Inc.*	(34,700)	(98,201)
Ritchie Bros Auctioneers, Inc.	(13,200)	(266,508)
Stericycle, Inc.*	(3,700)	(298,664)

Touchstone Market Neutral Equity Fund (Continued)

Securities Sold Short — (85.8%) (Continued)	Shares	Fair Value
UTi Worldwide, Inc.	(12,300)	$(160,392)
Waste Management, Inc.	(10,200)	(332,112)
Westport Innovations Inc.*	(6,000)	(173,580)
		(4,677,604)
Health Care — (12.0%)
Bio-Reference Labs, Inc.*	(6,000)	(110,460)
Brookdale Senior Living, Inc.*	(20,900)	(262,086)
Cerner Corp.*	(5,400)	(370,008)
Conceptus, Inc.*	(24,800)	(259,656)
DENTSPLY International, Inc.	(3,700)	(113,553)
Edwards Lifesciences Corp.*	(4,200)	(299,376)
Emeritus Corp.*	(17,000)	(239,700)
Healthsouth Corp.*	(19,400)	(289,642)
HeartWare International, Inc.*	(3,300)	(212,553)
HMS Holdings Corp.*	(9,000)	(219,510)
Landauer, Inc.	(5,300)	(262,562)
MAKO Surgical Corp.*	(7,200)	(246,384)
Merit Medical Systems, Inc.*	(7,100)	(93,294)
Mettler-Toledo International, Inc.*	(1,600)	(223,936)
NuVasive, Inc.*	(10,500)	(179,235)
NxStage Medical, Inc.*	(7,100)	(148,106)
Optimer Pharmaceuticals, Inc.*	(16,900)	(233,896)
Pharmasset, Inc.*	(1,000)	(82,370)
Qiagen NV*	(5,700)	(78,831)
Quality Systems, Inc.	(3,100)	(300,700)
Seattle Genetics, Inc.*	(12,200)	(232,532)
SIGA Technologies, Inc.*	(23,800)	(77,826)
St. Jude Medical, Inc.	(5,500)	(199,045)
Sunrise Senior Living, Inc.*	(48,600)	(225,018)
Theravance, Inc.*	(9,300)	(187,302)
Volcano Corp.*	(4,600)	(136,298)
		(5,283,879)
Consumer Discretionary — (12.0%)
Amazon.com, Inc.*	(1,100)	(237,853)
Brown Shoe Co., Inc.	(22,000)	(156,640)
Cabela's, Inc.*	(6,600)	(135,234)
Callaway Golf Co.	(23,000)	(118,910)
CarMax, Inc.*	(13,600)	(324,360)
Carnival Corp.	(10,800)	(327,240)
Cinemark Holdings, Inc.	(6,100)	(115,168)
Core-Mark Holding Co., Inc.*	(6,500)	(199,095)
Cracker Barrel Old Country Store, Inc.	(5,200)	(208,416)
Dollar General Corp.*	(4,100)	(154,816)
Fred's, Inc. - Class A	(18,200)	(194,012)
Gaylord Entertainment Co.*	(3,800)	(73,492)
G-III Apparel Group Ltd.*	(5,700)	(130,302)
Hanesbrands, Inc.*	(12,100)	(302,621)
Imax Corp.*	(7,400)	(107,152)
Johnson Controls, Inc.	(3,800)	(100,206)
K12, Inc.*	(5,200)	(132,392)
KB Home	(26,000)	(152,360)
K-Swiss, Inc. - Class A*	(10,300)	(43,775)
Lumber Liquidators Holdings, Inc.*	(11,300)	(170,630)

	Shares	Fair Value
MDC Holdings, Inc.	(14,300)	$(242,242)
Meritage Homes Corp.*	(2,600)	(39,364)
Orient-Express Hotels Ltd. - Class A*	(9,500)	(65,645)
PEP Boys-Manny Moe & Jack	(15,000)	(148,050)
Royal Caribbean Cruises Ltd.	(8,300)	(179,612)
Ruby Tuesday, Inc.*	(31,900)	(228,404)
Ryland Group, Inc.	(18,500)	(197,025)
Skechers U.S.A., Inc. - Class A*	(14,100)	(197,823)
Standard Pacific Corp.*	(50,800)	(125,476)
Stein Mart, Inc.	(34,400)	(215,000)
Walt Disney Co. (The)	(3,600)	(108,576)
Winnebago Industries, Inc.*	(16,800)	(116,256)
		(5,248,147)
Financials — (15.0%)
Argo Group International Holdings Ltd.	(6,900)	(195,753)
Aspen Insurance Holdings Ltd.	(9,900)	(228,096)
Associated Banc-Corp.	(11,400)	(106,020)
BioMed Realty Trust, Inc. REIT	(8,000)	(132,560)
Capitol Federal Financial, Inc.	(28,200)	(297,792)
Cincinnati Financial Corp.	(9,300)	(244,869)
Corporate Office Properties Trust REIT	(8,100)	(176,418)
Cullen/Frost Bankers, Inc.	(3,300)	(151,338)
First Financial Bankshares, Inc.	(9,900)	(258,984)
Flagstone Reinsurance Holdings SA	(30,300)	(234,825)
Greenlight Capital Re Ltd. - Class A*	(12,900)	(267,546)
Hilltop Holdings, Inc.*	(21,600)	(155,736)
Hudson City Bancorp, Inc.	(29,100)	(164,706)
Iberiabank Corp.	(5,900)	(277,654)
Jefferies Group, Inc.	(24,100)	(299,081)
KBW, Inc.	(19,100)	(263,389)
Markel Corp.*	(300)	(107,139)
Morgan Stanley	(4,600)	(62,100)
National Retail Properties, Inc. REIT	(11,100)	(298,257)
Navigators Group, Inc. (The)*	(2,600)	(112,320)
New York Community Bancorp, Inc.	(14,700)	(174,930)
Northwest Bancshares, Inc.	(23,300)	(277,503)
Old Republic International Corp.	(33,100)	(295,252)
Oritani Financial Corp.	(14,100)	(181,326)
PartnerRe Ltd.	(3,700)	(193,399)
Platinum Underwriters Holdings Ltd.	(8,500)	(261,375)
Plum Creek Timber Co., Inc. REIT	(8,600)	(298,506)
Stifel Financial Corp.*	(2,500)	(66,400)
Synovus Financial Corp.	(72,700)	(77,789)
TCF Financial Corp.	(19,100)	(174,956)
TFS Financial Corp.*	(16,600)	(134,958)
Weyerhaeuser Co. REIT	(21,900)	(340,545)
Wintrust Financial Corp.	(3,300)	(85,173)
		(6,596,695)
Information Technology — (18.1%)
AOL, Inc.*	(16,900)	(202,800)
Aspen Technology, Inc.*	(9,400)	(143,538)
Avid Technology, Inc.*	(16,600)	(128,484)
BroadSoft, Inc.*	(7,200)	(218,520)

Touchstone Market Neutral Equity Fund (Continued)

Securities Sold Short — (85.8%) (Continued)	Shares	Fair Value
Cabot Microelectronics Corp.*	(3,800)	$(130,682)
Cavium, Inc.*	(9,300)	(251,193)
Citrix Systems, Inc.*	(1,900)	(103,607)
Cognizant Technology Solutions Corp. - Class A*	(2,700)	(169,290)
Computer Sciences Corp.	(7,800)	(209,430)
comScore, Inc.*	(16,200)	(273,294)
Concur Technologies, Inc.*	(3,200)	(119,104)
Corning, Inc.	(9,100)	(112,476)
Cree, Inc.*	(2,000)	(51,960)
DemandTec, Inc.*	(43,400)	(283,836)
Digital River, Inc.*	(4,400)	(91,212)
Electronic Arts, Inc.*	(6,100)	(124,745)
Equinix, Inc.*	(700)	(62,181)
Fairchild Semiconductor International, Inc.*	(9,600)	(103,680)
FEI Co.*	(5,300)	(158,788)
Fortinet, Inc.*	(9,300)	(156,240)
FSI International, Inc.*	(27,700)	(52,353)
Informatica Corp.*	(5,300)	(217,035)
Ixia*	(24,000)	(184,080)
Kemet Corp.*	(16,700)	(119,405)
Limelight Networks, Inc.*	(117,900)	(278,244)
LogMeIn, Inc.*	(4,100)	(136,161)
Microchip Technology, Inc.	(9,800)	(304,878)
Micron Technology, Inc.*	(11,800)	(59,472)
MKS Instruments, Inc.	(4,600)	(99,866)
National Instruments Corp.	(8,600)	(196,596)
NetSuite, Inc.*	(4,200)	(113,442)
Rackspace Hosting, Inc.*	(2,000)	(68,280)
RightNow Technologies, Inc.*	(8,500)	(280,925)
Rosetta Stone, Inc.*	(8,200)	(75,030)
Rovi Corp.*	(4,300)	(184,814)
Salesforce.com, Inc.*	(2,900)	(331,412)
Sina Corp.*	(2,200)	(157,542)
Smith Micro Software, Inc.*	(116,900)	(177,688)
Sourcefire, Inc.*	(4,600)	(123,096)
SuccessFactors, Inc.*	(14,700)	(337,953)
Sycamore Networks, Inc.	(9,500)	(171,475)
Synchronoss Technologies, Inc.*	(7,700)	(191,807)
TriQuint Semiconductor, Inc.*	(22,500)	(112,950)
Ultimate Software Group, Inc.*	(4,600)	(214,912)
Universal Display Corp.*	(5,700)	(273,258)
Viasat, Inc.*	(8,400)	(279,804)
VMware, Inc. - Class A*	(1,600)	(128,608)
		(7,966,146)
Total Common Stocks		$(37,675,153)
Total Securities Sold Short (Cost ($42,654,642))		$(37,675,153)
Total Investment Securities — 0.9% (Cost ($1,758,323))		$394,744
Cash Collateral for Securities Sold Short — 99.3%		43,581,634
Liabilities in Excess of Other Assets — (0.2)%		(74,661)
Net Assets — 100.0%		$43,901,717

*  Non-income producing security.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

§  Security is being fair value by a valuation committee under the direction of the Board of Trustees. At September 30, 2011, the value of this security amounted to $18,048 or 0.04% of net assets.

Portfolio Abbreviations:

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Collateral for Securities Sold Short	$—	$43,581,634	$—	$43,581,634
Investment Fund	294,473	—	—	294,473
Common Stocks	82,223	—	18,048	100,271
				$43,976,378

Touchstone Market Neutral Equity Fund (Continued)

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the year ended September 30, 2011:

Measurements Using Unobservable Inputs (Level 3)

Assets	Common Stock	Total
Beginning balance	$—	$—
Purchases	133,156	133,156
Issuances	—	—
Sales	(48,437)	(48,437)
Settlements	—	—
Accrued discounts (premiums)	—	—
Total realized gain (loss)	(34,852)	(34,852)
Net change in unrealized appreciation/depreciation	(31,819)	(31,819)
Net transfers into Level 3	—	—
Net transfers out of Level 3	—	—
Ending balance	$18,048	$18,048

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at September 30, 2011 was ($31,819).

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Merger Arbitrage Fund – September 30, 2011

Preferred Stocks — 2.6%	Shares	Fair Value
Financials — 2.6%
Countrywide Capital V	5,600	$107,520
GMAC Capital Trust I, Series 2	3,500	63,875
Total Preferred Stocks		$171,395
Common Stocks — 80.4%
Health Care — 16.2%
Afexa Life Sciences, Inc.*	86,700	71,154
Allied Healthcare International, Inc.*	31,100	119,424
American Medical Alert Corp.*	16,200	135,917
Caliper Life Sciences, Inc.*	15,900	166,473
Cephalon, Inc.*	2,150	173,504
Continucare Corp.*	19,900	126,962
Emdeon, Inc. - Class A*	3,840	72,154
Kinetic Concepts, Inc.*	1,150	75,774
Orchid Cellmark, Inc.*	51,740	138,663
		1,080,025
Information Technology — 13.2%
Advanced Analogic Technologies, Inc.*	18,650	80,755
Blackboard, Inc.*	1,650	73,689
Motorola Mobility Holdings, Inc.*	3,900	147,342
Ness Technologies, Inc.*	10,000	76,600
Netlogic Microsystems, Inc.*	2,900	139,519
Renaissance Learning, Inc.	4,440	74,503
S1 Corp.*	8,750	80,238
Varian Semiconductor Equipment Associates, Inc.*	2,500	152,874
Zarlink Semiconductor, Inc.*	14,580	54,967
		880,487
Financials — 10.0%
Abington Bancorp, Inc.	9,400	67,680
Brooklyn Federal Bancorp, Inc.*	70,053	53,941
Center Financial Corp.*	13,600	63,784
FPIC Insurance Group, Inc.*	3,750	156,900
Harleysville Group, Inc.	2,300	135,378
Penn Millers Holding Corp.*	9,500	190,855
		668,538
Industrials — 11.2%
Ameron International Corp.	2,500	212,350
APAC Customer Services, Inc.*	7,750	66,030
Dollar Thrifty Automotive Group, Inc.*	2,150	121,045
Goodrich Corp.	1,900	229,292
ITT Corp.	1,250	52,500
M&F Worldwide Corp.*	2,700	66,474
		747,691
Utilities — 10.1%
Central Vermont Public Service Corp.	5,050	177,811
DPL, Inc.	6,900	207,965
Nicor, Inc.	2,900	159,529
Progress Energy, Inc.	2,450	126,714
		672,019

	Shares	Fair Value
Materials — 9.2%
Arch Chemicals, Inc.	4,500	$211,140
Nalco Holding Co.	5,600	195,888
Peregrine Metals Ltd.*	24,800	49,937
Temple-Inland, Inc.	5,100	159,987
		616,952
Energy — 5.3%
Global Industries Ltd.*	19,000	150,480
Southern Union Co.	3,750	152,137
TGC Industries, Inc.*	12,270	53,988
		356,605
Consumer Discretionary — 2.2%
Lowe's Cos., Inc.	3,100	59,954
McCormick & Schmick's Seafood Restaurants, Inc.*	12,400	85,808
		145,762
Telecommunication Services — 1.9%
PAETEC Holding Corp.*	24,300	128,547
Consumer Staples — 1.1%
BJ's Wholesale Club, Inc.*	1,500	76,860
Total Common Stocks		$5,373,486
	Number of Rights
Rights — 0.0%
XO Holdings, Inc., expiring 12/31/12	40,500	—
Investment Funds — 26.1%
Blackrock Credit Allocation Income Trust III, Inc.	13,000	128,440
Touchstone Institutional Money Market Fund^	1,619,183	1,619,183
Total Investment Funds		$1,747,623
Total Long Positions (Cost $7,311,802)		$7,292,504
Securities Sold Short — (11.6)%
	Shares
Common Stocks — (11.6)%
Health Care — (0.1)%
Metropolitan Health Networks, Inc.*	(823)	(3,736)
Energy — (0.8)%
Dawson Geophysical Co.*	(2,306)	(54,375)
Consumer Discretionary — (1.1)%
Home Depot, Inc.	(2,325)	(76,423)
Telecommunication Services — (1.9)%
Windstream Corp.	(11,178)	(130,335)

Touchstone Merger Arbitrage Fund (Continued)

Securities Sold Short — (13.3)% (Continued)	Shares	Fair Value
Materials — (2.3)%
Ecolab, Inc.	(2,745)	$(134,203)
Stillwater Mining Co.*	(2,017)	(17,145)
		(151,348)
Utilities — (3.4)%
AGL Resources, Inc.	(2,430)	(98,998)
Duke Energy Corp.	(6,400)	(127,936)
		(226,934)
Financials — (2.0)%
Nara Bancorp, Inc.*	(10,600)	(64,342)
Susquehanna Bancshares, Inc.	(12,408)	(67,872)
		(132,214)
Total Common Stocks		$(775,365)
Total Securities Sold Short (Cost ($802,176))		$(775,365)
Total Investment Securities — 97.5% (Cost $6,509,626)		$6,517,139
Cash Collateral for Securities Sold Short — 14.2%		$952,527
Liabilities in Excess of Other Assets — (11.7%)		(780,223)
Net Assets — 100.0%		$6,689,443

*  Non-income producing security.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$4,598,121	$—	$—	$4,598,121
Investment Funds	128,440	1,619,183	—	1,747,623
Collateral for Securities Sold Short	—	952,527	—	952,527
Preferred Stocks	—	171,395	—	171,395
				$7,469,666

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Mid Cap Fund – September 30, 2011

Common Stocks — 98.6%	Shares	Fair Value
Information Technology — 19.6%
Alliance Data Systems Corp.*	20,880	$1,935,576
Autodesk, Inc.*	40,410	1,122,590
Avago Technologies Ltd.	42,690	1,398,951
Cadence Design Systems, Inc.*	182,150	1,683,066
Check Point Software Technologies Ltd.*	34,990	1,846,072
Citrix Systems, Inc.*	17,590	959,183
IAC / InterActiveCorp*	57,390	2,269,774
Intuit, Inc.*	20,730	983,431
MercadoLibre, Inc.	13,310	715,413
Rovi Corp.*	20,290	872,064
SanDisk Corp.*	19,680	794,088
Teradyne, Inc.*	45,530	501,285
VeriFone Systems, Inc.*	17,330	606,897
		15,688,390
Financials — 12.7%
Arch Capital Group Ltd.*	29,020	948,229
Boston Properties, Inc. REIT	4,270	380,457
Digital Realty Trust, Inc. REIT †	26,010	1,434,712
Discover Financial Services	63,300	1,452,102
Douglas Emmett, Inc. REIT	54,480	931,608
Essex Property Trust, Inc. REIT	11,060	1,327,642
IntercontinentalExchange, Inc.*	11,930	1,410,842
Leucadia National Corp.	21,300	483,084
Marsh & McLennan Cos., Inc.	47,810	1,268,877
SVB Financial Group*	12,910	477,670
		10,115,223
Industrials — 11.7%
Air Lease Corp.* †	43,330	831,936
Goodrich Corp.	21,480	2,592,206
Joy Global, Inc.	18,880	1,177,734
Kansas City Southern*	33,460	1,671,662
McDermott International, Inc.*	64,100	689,716
United Continental Holdings, Inc.*	32,930	638,184
W.W. Grainger, Inc.	11,570	1,730,178
		9,331,616
Health Care — 11.6%
Alexion Pharmaceuticals, Inc.*	29,370	1,881,442
AmerisourceBergen Corp.	33,920	1,264,198
DaVita, Inc.*	18,180	1,139,341
SXC Health Solutions Corp.*	26,560	1,479,392
United Therapeutics Corp.*	8,430	316,041
Valeant Pharmaceuticals International, Inc.	40,090	1,488,141
Vertex Pharmaceuticals, Inc.*	12,060	537,152
Watson Pharmaceuticals, Inc.*	17,060	1,164,345
		9,270,052
Consumer Discretionary — 11.5%
Autoliv, Inc.	8,720	422,920
Chico's FAS, Inc.	64,900	741,807
DISH Network Corp. - Class A*	49,300	1,235,458
Expedia, Inc.	48,420	1,246,815
Lear Corp.	35,030	1,502,787

	Shares	Fair Value
Scripps Networks Interactive, Inc. - Class A	11,310	$420,393
Stanley Black & Decker, Inc.	7,800	382,980
Starwood Hotels & Resorts Worldwide, Inc.	14,670	569,489
Tim Hortons, Inc. †	31,070	1,437,920
Wynn Resorts Ltd.	10,480	1,206,038
		9,166,607
Consumer Staples — 11.2%
Green Mountain Coffee Roasters, Inc.*	38,750	3,601,425
Herbalife Ltd.	39,130	2,097,368
Mead Johnson Nutrition Co. - Class A	23,480	1,616,128
Whole Foods Market, Inc.	24,840	1,622,301
		8,937,222
Utilities — 7.7%
American Water Works Co., Inc.	58,870	1,776,697
Consolidated Edison, Inc.	23,320	1,329,706
Northeast Utilities	48,110	1,618,902
TECO Energy, Inc.	81,740	1,400,206
		6,125,511
Energy — 5.3%
Concho Resources, Inc.*	11,200	796,768
Ensco PLC ADR	26,810	1,083,928
Oil States International, Inc.*	19,120	973,590
QEP Resources, Inc.	39,400	1,066,558
Whiting Petroleum Corp.*	9,760	342,381
		4,263,225
Materials — 5.1%
Ashland, Inc.	15,700	692,998
Carpenter Technology Corp.	28,350	1,272,632
Cliffs Natural Resources, Inc.	12,500	639,625
Molycorp, Inc.* †	22,920	753,380
Rockwood Holdings, Inc.*	9,200	309,948
Walter Energy, Inc.	6,810	408,668
		4,077,251
Telecommunication Services — 2.2%
SBA Communications Corp. - Class A*	20,480	706,151
Windstream Corp. †	87,520	1,020,483
		1,726,634
Total Common Stocks		$78,701,731
Investment Funds — 5.7%
Invesco Liquid Assets Portfolio **	3,691,083	3,691,083
Touchstone Institutional Money Market Fund^	900,109	900,109
Total Investment Funds		$4,591,192
Total Investment Securities — 104.3% (Cost $79,709,519)		$83,292,923
Liabilities in Excess of Other Assets — (4.3%)		(3,398,899)
Net Assets — 100.0%		$79,894,024

Touchstone Mid Cap Fund (Continued)

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2011, was $3,507,465.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

ADR – American Depositary Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$78,701,731	$—	$—	$78,701,731
Investment Funds	4,591,192	—	—	4,591,192
				$83,292,923

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Mid Cap Value Fund – September 30, 2011

Common Stocks — 97.8%	Shares	Fair Value
Financials — 22.2%
Ameriprise Financial, Inc.	14,038	$552,536
Comerica, Inc.	33,712	774,365
Digital Realty Trust, Inc. REIT †	12,530	691,155
Endurance Specialty Holdings Ltd.	18,328	625,901
Federated Investors, Inc. - Class B †	34,983	613,252
Fifth Third Bancorp	101,034	1,020,443
Host Hotels & Resorts, Inc. REIT	51,027	558,235
Liberty Property Trust REIT	26,322	766,233
PartnerRe Ltd.	10,728	560,753
ProAssurance Corp.	8,837	636,441
Reinsurance Group of America, Inc.	14,564	669,216
Synovus Financial Corp.	161,787	173,112
TCF Financial Corp.	66,105	605,522
Unum Group	35,902	752,506
Willis Group Holdings PLC	21,123	725,997
Zions Bancorporation	51,041	718,147
		10,443,814
Utilities — 11.9%
AGL Resources, Inc.	25,399	1,034,755
Edison International	16,395	627,109
Great Plains Energy, Inc.	53,585	1,034,191
Portland General Electric Co.	21,902	518,858
SCANA Corp.	21,675	876,754
TECO Energy, Inc.	40,903	700,668
Xcel Energy, Inc.	31,734	783,513
		5,575,848
Industrials — 11.5%
Avery Dennison Corp.	24,998	626,950
Cintas Corp.	24,053	676,852
Dover Corp.	14,819	690,565
Flowserve Corp.	7,894	584,156
Fluor Corp.	12,915	601,193
Republic Services, Inc.	35,102	984,962
Spirit Aerosystems Holdings, Inc. - Class A*	27,403	437,078
Towers Watson & Co. - Class A	13,513	807,807
		5,409,563
Consumer Discretionary — 10.9%
American Eagle Outfitters, Inc.	54,561	639,455
Gap, Inc. (The)	38,068	618,224
Harley-Davidson, Inc.	14,919	512,169
International Game Technology	24,970	362,814
Interpublic Group of Cos., Inc.	76,297	549,339
Newell Rubbermaid, Inc.	68,999	819,018
Royal Caribbean Cruises Ltd.	24,864	538,057
Urban Outfitters, Inc.*	18,390	410,465
WMS Industries, Inc.*	39,090	687,593
		5,137,134
Health Care — 10.5%
AmerisourceBergen Corp.	14,672	546,825
HCA Holdings, Inc.*	24,910	502,186
HealthSouth Corp.*	36,782	549,155

	Shares	Fair Value
Hologic, Inc.*	41,842	$636,417
Patterson Cos., Inc.	23,321	667,680
Quest Diagnostics, Inc.	14,229	702,344
STERIS Corp.	23,853	698,177
Teleflex, Inc.	12,166	654,166
		4,956,950
Information Technology — 9.2%
Adobe Systems, Inc.*	30,314	732,690
Analog Devices, Inc.	20,852	651,625
Brocade Communications Systems, Inc.*	162,229	700,829
Molex, Inc. †	34,544	703,661
Symantec Corp.*	40,816	665,301
Synopsys, Inc.*	36,714	894,353
		4,348,459
Materials — 8.8%
Alcoa, Inc.	35,793	342,539
Allegheny Technologies, Inc.	23,091	854,136
Bemis Co., Inc.	21,181	620,815
Huntsman Corp.	44,568	430,973
Nucor Corp.	20,532	649,632
Owens-Illinois, Inc.*	41,012	620,101
Packaging Corp of America	26,129	608,806
		4,127,002
Energy — 6.8%
EQT Corp.	11,124	593,577
Murphy Oil Corp.	12,283	542,417
Nabors Industries Ltd.*	31,295	383,677
Newfield Exploration Co.*	12,975	514,978
Pioneer Natural Resources Co.	9,203	605,281
Range Resources Corp.	9,966	582,612
		3,222,542
Consumer Staples — 6.0%
Constellation Brands, Inc. - Class A*	34,517	621,306
Kroger Co. (The)	33,937	745,257
Molson Coors Brewing Co. - Class B	21,004	831,968
Sysco Corp.	23,467	607,795
		2,806,326
Total Common Stocks		$46,027,638
Investment Funds — 6.0%
Invesco Liquid Assets Portfolio **	1,567,248	1,567,248
iShares Russell Midcap Value Index Fund	6,797	262,092
Touchstone Institutional Money Market Fund^	978,214	978,214
Total Investment Funds		$2,807,554
Total Investment Securities — 103.8% (Cost $56,229,102)		$48,835,192
Liabilities in Excess of Other Assets — (3.8%)		(1,773,614)
Net Assets — 100.0%		$47,061,578

Touchstone Mid Cap Value Fund (Continued)

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2011, was $1,483,928.

*  Non-income producing security.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$46,027,638	$—	$—	$46,027,638
Investment Funds	2,807,554	—	—	2,807,554
				$48,835,192

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Premium Yield Equity Fund – September 30, 2011

Common Stocks — 98.6%	Shares	Fair Value
Energy — 20.1%
Enerplus Corp.	53,212	$1,305,823
Kinder Morgan Management LLC*	3	149
Kinder Morgan, Inc.	93,625	2,423,951
Provident Energy Ltd.	46,158	376,649
Seadrill Ltd.	40,642	1,118,874
Spectra Energy Corp.	46,158	1,132,256
Statoil ASA ADR	47,696	1,027,849
Williams Cos., Inc. (The)	28,208	686,583
		8,072,134
Health Care — 18.8%
Abbott Laboratories	35,645	1,822,885
Bristol-Myers Squibb Co.	24,362	764,480
Eli Lilly & Co.	21,154	782,063
GlaxoSmithKline PLC ADR	30,388	1,254,721
Johnson & Johnson	19,233	1,225,335
Merck & Co., Inc.	32,054	1,048,486
Pfizer, Inc.	37,825	668,746
		7,566,716
Utilities — 18.8%
American Water Works Co., Inc.	61,928	1,868,987
National Grid PLC ADR	22,437	1,112,875
NiSource, Inc.	101,036	2,160,150
Northeast Utilities	23,721	798,212
ONEOK, Inc.	24,362	1,608,866
		7,549,090
Financials — 13.2%
Annaly Capital Management, Inc. REIT	46,927	780,396
Bank of Montreal	9,617	537,110
Cincinnati Financial Corp.	26,925	708,935
Digital Realty Trust, Inc. REIT	14,746	813,389
HCP, Inc. REIT	29,359	1,029,327
Hospitality Properties Trust REIT	45,241	960,466
Valley National Bancorp	46,157	488,803
		5,318,426
Telecommunication Services — 11.7%
AT&T, Inc.	33,337	950,771
BCE, Inc.	12,179	456,225
Telefonica SA ADR	65,337	1,249,244
Vodafone Group PLC ADR	48,720	1,249,668
Windstream Corp.	69,879	814,789
		4,720,697
Information Technology — 7.3%
Intel Corp.	57,695	1,230,634
Maxim Integrated Products, Inc.	32,309	753,769
Microchip Technology, Inc.	30,770	957,255
		2,941,658
Materials — 3.4%
International Paper Co.	29,746	691,594
MeadWestvaco Corp.	27,953	686,526
		1,378,120

	Shares	Fair Value
Industrials — 2.3%
R.R. Donnelley & Sons Co.	64,108	$905,205
Consumer Staples — 1.9%
H.J. Heinz Co.	15,515	783,197
Consumer Discretionary — 1.1%
Cinemark Holdings, Inc.	23,206	438,129
Total Common Stocks		$39,673,372
Investment Fund — 1.2%
Touchstone Institutional Money Market Fund^	483,397	483,397
Total Investment Securities — 99.8% (Cost $38,288,223)		$40,156,769
Other Assets in Excess of Liabilities — 0.2%		61,996
Net Assets — 100.0%		$40,218,765

*  Non-income producing security.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

ADR – American Depositary Receipt

LLC – Limited Liability Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$39,673,372	$—	$—	$39,673,372
Investment Fund	483,397	—	—	483,397
				$40,156,769

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Sands Capital Select Growth Fund – September 30, 2011

Common Stocks — 97.7%	Shares	Fair Value
Information Technology — 37.7%
Apple, Inc.*	265,000	$101,012,700
ASML Holding NV ADR	984,000	33,987,360
F5 Networks, Inc.*	458,000	32,540,900
Google, Inc. - Class A*	114,000	58,639,320
OpenTable, Inc.* †	223,000	10,260,230
QUALCOMM, Inc.	1,647,000	80,093,610
Salesforce.com, Inc.*	766,000	87,538,480
Visa, Inc. - Class A	1,148,000	98,406,560
		502,479,160
Consumer Discretionary — 21.9%
Amazon.com, Inc.*	544,000	117,629,120
Las Vegas Sands Corp.*	848,000	32,512,320
Netflix, Inc.*	192,000	21,726,720
NIKE, Inc. - Class B	518,000	44,294,180
Priceline.com, Inc.*	72,000	32,361,120
Starbucks Corp.	1,172,000	43,703,880
		292,227,340
Health Care — 15.6%
Alexion Pharmaceuticals, Inc.*	815,000	52,208,900
Allergan, Inc.	544,000	44,814,720
Illumina, Inc.*	1,019,000	41,697,480
Intuitive Surgical, Inc.*	151,000	55,006,280
Regeneron Pharmaceuticals, Inc.* †	258,000	15,015,600
		208,742,980
Energy — 10.5%
FMC Technologies, Inc.*	928,000	34,892,800
National-Oilwell Varco, Inc.	643,000	32,934,460
Schlumberger Ltd.	717,000	42,826,410
Southwestern Energy Co.*	889,000	29,630,370
		140,284,040
Financials — 4.9%
Charles Schwab Corp. (The)	2,399,000	27,036,730
IntercontinentalExchange, Inc.*	321,000	37,961,460
		64,998,190
Industrials — 4.6%
CH Robinson Worldwide, Inc.	353,000	24,169,910
W.W. Grainger, Inc.	246,000	36,786,840
		60,956,750
Materials — 2.5%
Praxair, Inc.	364,000	34,026,720
Total Common Stocks		$1,303,715,180

	Shares	Fair Value
Investment Funds — 4.6%
Invesco Liquid Assets Portfolio **	26,034,381	$26,034,381
Touchstone Institutional Money Market Fund^	34,986,163	34,986,163
Total Investment Funds		$61,020,544
Total Investment Securities — 102.3% (Cost $1,219,526,611)		$1,364,735,724
Liabilities in Excess of Other Assets — (2.3%)		(30,551,793)
Net Assets — 100.0%		$1,334,183,931

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2011, was $24,642,088.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

ADR — American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,303,715,180	$—	$—	$1,303,715,180
Investment Funds	61,020,544	—	—	61,020,544
				$1,364,735,724

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Short Duration Fixed Income Fund – September 30, 2011

Principal Amount		Fair Value
	Asset-Backed Securities — 33.9%
$480,000	American Express Credit Account Master Trust, Ser 2005-4, Class A, 0.299%, 1/15/15 (a)	$479,975
310,000	American Express Credit Account Master Trust, Ser 2010-1, Class A, 0.479%, 11/16/15 (a)	310,707
125,000	American Tower Trust, Ser 2007-1A, Class AFX, 144a, 5.420%, 4/15/37	133,498
215,000	AmeriCredit Automobile Receivables Trust, Ser 2010-3, Class A3, 1.140%, 4/8/15	215,582
385,000	AmeriCredit Automobile Receivables Trust, Ser 2011-4, Class A3, 1.170%, 5/9/16	384,374
235,000	Cabela's Master Credit Card Trust, Ser 2006-3A, Class A1, 144a, 5.260%, 10/15/14	234,497
270,000	Chase Issuance Trust, Ser 2007-A17, Class A, 5.120%, 10/15/14	282,664
430,000	Chase Issuance Trust, Ser 2008-A11, Class A11, 5.400%, 7/15/15	466,210
141,755	Chrysler Financial Auto Securitization Trust, Ser 2009-A, Class A3, 2.820%, 1/15/16	143,075
295,000	Citibank Omni Master Trust, Ser 2009-A12, Class A12, 144a, 3.350%, 8/15/16	300,348
200,000	Citibank Omni Master Trust, Ser 2009-A13, Class A13, 144a, 5.350%, 8/15/18	219,186
405,000	Citibank Omni Master Trust, Ser 2009-A17, Class A17, 144a, 4.900%, 11/15/18	440,958
70,569	CNH Equipment Trust, Ser 2008-B, Class A4A, 5.600%, 11/17/14	71,208
299,056	CNH Equipment Trust, Ser 2009-B, Class A4, 5.170%, 10/15/14	307,278
215,000	CNH Equipment Trust, Ser 2010-A, Class A4, 2.490%, 1/15/16	220,689
218,181	College & University Facility Loan Trust, Ser 2, Class D, 4.000%, 6/1/18	218,181
89,704	Community Program Loan Trust, Ser 1987-A, Class A4, 4.500%, 10/1/18	90,103
165,339	FDIC Structured Sale Guaranteed Notes, Ser 2010-C1, Class A, 144a, 2.980%, 12/6/20	171,582
356,303	FDIC Structured Sale Guaranteed Notes, Ser 2010-S3, Class A, 144a, 2.740%, 12/3/20	366,547
140,000	Ford Credit Auto Owner Trust, Ser 2009-B, Class A4, 4.500%, 7/15/14	146,047

Principal Amount		Fair Value
$277,249	GATX Corp. 2008-2 Pass Through Trust, 9.000%, 11/15/13	$317,450
220,000	GE Capital Credit Card Master Note Trust, Ser 2009-2, Class A, 3.690%, 7/15/15	225,209
405,000	GE Capital Credit Card Master Note Trust, Ser 2010-3, Class A, 2.210%, 6/15/16	414,132
71,946	GE Equipment Midticket LLC, Ser 2009-1, Class A3, 2.340%, 6/17/13	72,264
240,000	GE Equipment Midticket LLC, Ser 2010-1, Class A3, 144a, 0.940%, 7/14/14	240,150
240,000	GE Equipment Small Ticket LLC, Ser 2011-1A, Class A3, 144a, 1.450%, 1/21/18	241,699
280,000	Great America Leasing Receivables, Ser 2009-1, Class A4, 144a, 3.190%, 12/15/13	286,455
320,000	Great America Leasing Receivables, Ser 2011-1, Class A3, 144a, 1.690%, 2/15/14	321,748
210,000	Greenwich Capital Commercial Funding Corp., Ser 2004-GG1, Class A7, 5.317%, 6/10/36 (a)	222,202
300,000	Harley-Davidson Motorcycle Trust, Ser 2009-2, Class A4, 3.320%, 2/15/17	305,274
275,000	Harley-Davidson Motorcycle Trust, Ser 2010-1, Class A4, 1.530%, 9/15/15	276,710
360,000	Harley-Davidson Motorcycle Trust, Ser 2011-1, Class A3, 0.960%, 5/16/16	359,828
400,000	Huntington Auto Trust, Ser 2009-1A, Class A4, 144a, 5.730%, 1/15/14	411,200
353,605	MMAF Equipment Finance LLC, Ser 2009-AA, Class A3, 144a, 2.370%, 11/15/13	355,409
423,800	Nissan Auto Lease Trust, Ser 2010-A, Class A3, 1.390%, 1/15/16	425,070
143,278	PG&E Energy Recovery Funding LLC, Ser 2005-1, Class A4, 4.370%, 6/25/14	145,596
21,975	PG&E Energy Recovery Funding LLC, Ser 2005-2, Class A2, 5.030%, 3/25/14	22,293
61,686	RSB Bondco LLC, Ser 2007-A, Class A1, 5.470%, 10/1/14	63,065
450,000	Santander Consumer Acquired Receivables Trust, Ser 2011-WO, Class A3, 144a, 1.400%, 10/15/14	451,470
420,000	Santander Drive Auto Receivables Trust, Ser 2010-1, Class A3, 1.840%, 11/17/14	423,082
164,246	Santander Drive Auto Receivables Trust, Ser 2010-3, Class A2, 0.930%, 6/17/13	164,315

Touchstone Short Duration Fixed Income Fund (Continued)

Principal Amount		Fair Value
	Asset-Backed Securities — 33.9% (Continued)
$325,000	Santander Drive Auto Receivables Trust, Ser 2011-1, Class A3, 1.280%, 1/15/15	$325,383
198,000	Sonic Capital LLC, Ser 2011-1A, Class A2, 144a, 5.438%, 5/20/41	201,465
232,803	Tax Liens Securitization Trust, Ser 2010-1A, Class 1A2, 144a, 2.000%, 4/15/18	232,617
106,963	Tax Liens Securitization Trust, Ser 2010-1A, Class 2A2, 144a, 2.000%, 4/15/18	106,877
305,000	Volkswagen Auto Lease Trust, Ser 2010-A, Class A3, 0.990%, 11/20/13	305,812
255,000	Westlake Automobile Receivables Trust, Ser 2011-1A, Class A3, 144a, 1.490%, 6/16/14	255,008
260,000	World Financial Network Credit Card Master Trust, Ser 2009-A, Class A, 4.600%, 9/15/15	261,180
410,000	World Financial Network Credit Card Master Trust, Ser 2009-B, Class A, 3.790%, 5/15/16	418,824
370,000	World Financial Network Credit Card Master Trust, Ser 2009-D, Class A, 4.660%, 5/15/17	391,589
385,000	World Financial Network Credit Card Master Trust, Ser 2010-A, Class A, 3.960%, 4/15/19	414,605
118,271	World Omni Auto Receivables Trust, Ser 2007-B, Class A4, 5.390%, 5/15/13	119,267
	Total Asset-Backed Securities	$13,979,957
	Corporate Bonds — 20.6% Financials — 11.7%
350,000	American Express Bank, 0.375%, 6/12/12 (a)	348,875
150,000	Bank of New York Mellon Corp. (The), 5.125%, 11/1/11	150,474
315,000	Bank of New York Mellon Corp. MTN, 4.950%, 11/1/12	328,567
215,000	Barclays Bank PLC, 2.500%, 1/23/13	213,544
195,000	CME Group, Inc., 5.750%, 2/15/14	214,160
305,000	Credit Suisse/New York NY, 5.000%, 5/15/13	315,226
225,000	FIA Card Services NA MTN, 6.625%, 6/15/12	228,802
225,000	General Electric Capital Corp. MTN, 0.422%, 7/27/12 (a)	224,781
275,000	Hudson United Bank, 7.000%, 5/15/12	284,289
320,000	Jefferies Group, Inc., 7.750%, 3/15/12	327,771
285,000	Manufacturers & Traders Trust Co., 1.872%, 4/1/13 (a)	284,708

Principal Amount		Fair Value
$60,000	Merrill Lynch & Co., Inc. MTN, 6.150%, 4/25/13	$60,029
300,000	MetLife of Connecticut Institutional Funding Ltd. MTN, 0.499%, 12/8/11 (a)	299,633
205,000	Morgan Stanley, 5.300%, 3/1/13	206,712
215,000	National Australia Bank Ltd., 144a, 1.700%, 12/10/13	213,156
120,000	New York Life Global Funding, 144a, 5.250%, 10/16/12	125,621
450,000	PNC Funding Corp., 2.300%, 6/22/12	456,188
300,000	TD Ameritrade Holding Corp., 2.950%, 12/1/12	304,572
218,636	Whc-Irs Trust, 6.980%, 5/15/15	238,193
		4,825,301
	Industrials — 3.5%
235,000	Amphenol Corp., 4.750%, 11/15/14	249,147
225,000	Cooper US, Inc., 5.250%, 11/15/12	235,527
300,000	Equifax, Inc., 4.450%, 12/1/14	319,629
137,948	Federal Express Corp. 1995 Pass Through Trust, Ser B2, 7.110%, 1/2/14	146,225
112,506	Petrodrill Five Ltd., Ser 5, 4.390%, 4/15/16	120,426
131,259	Petrodrill Four Ltd., Ser 4, 4.240%, 1/15/16	139,007
200,000	Roper Industries, Inc., 6.625%, 8/15/13	216,603
		1,426,564
	Telecommunication Services — 1.0%
171,330	BellSouth Telecommunications, Inc., 6.300%, 12/15/15	182,616
240,000	New Cingular Wireless Services, Inc., 8.125%, 5/1/12	249,686
		432,302
	Energy — 1.0%
170,000	Noble Energy, Inc., 5.250%, 4/15/14	185,045
226,182	Rowan Cos., Inc., 2.800%, 10/20/13	230,165
		415,210
	Health Care — 0.8%
330,000	Express Scripts, Inc., 5.250%, 6/15/12	338,851
	Consumer Staples — 0.8%
307,200	CVS Pass-Through Trust, 144a, 6.117%, 1/10/13	319,489
	Consumer Discretionary — 0.5%
200,000	Staples, Inc., 7.375%, 10/1/12	212,049
	Materials — 0.5%
185,000	Dow Chemical Co. (The), 7.600%, 5/15/14	210,118

Touchstone Short Duration Fixed Income Fund (Continued)

Principal Amount		Fair Value
	Corporate Bonds — 20.6% (Continued) Information Technology — 0.4%
$150,000	Analog Devices, Inc., 5.000%, 7/1/14	$163,957
	Utilities — 0.4%
158,000	National Rural Utilities Cooperative Finance Corp., MTN, 7.250%, 3/1/12	162,177
	Total Corporate Bonds	$8,506,018
	Commercial Mortgage-Backed Securities — 14.9%
237,650	Banc of America Commercial Mortgage, Inc., Ser 2002-2, Class A3, 5.118%, 7/11/43	239,413
375,000	Banc of America Commercial Mortgage, Inc., Ser 2005-1, Class A4, 5.234%, 11/10/42 (a)	386,599
284,159	Banc of America Commercial Mortgage, Inc., Ser 2005-2, Class A4, 4.783%, 7/10/43 (a)	286,998
325,000	Banc of America Commercial Mortgage, Inc., Ser 2005-6, Class A4, 5.367%, 9/10/47 (a)	357,430
375,000	Banc of America Commercial Mortgage, Inc., Ser 2006-4, Class A4, 5.634%, 7/10/46	405,757
400,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2006-CD3, Class A4, 5.658%, 10/15/48	420,628
400,000	Commercial Mortgage Pass Through Certificates, Ser 2004-LB2A, Class A4, 4.715%, 3/10/39	418,872
180,000	Credit Suisse Mortgage Capital Certificates, Ser 2006-C3, Class A3, 6.011%, 6/15/38 (a)	192,213
37,163	First Union National Bank Commercial Mortgage, Ser 2001-C4, Class A2, 6.223%, 12/12/33	37,133
38,638	GE Capital Commercial Mortgage Corp., Ser 2001-3, Class A2, 6.070%, 6/10/38	38,608
175,000	GE Capital Commercial Mortgage Corp., Ser 2003-C2, Class A4, 5.145%, 7/10/37	182,438
335,000	GMAC Commercial Mortgage Securities, Inc., Ser 2003-C1, Class A2, 4.079%, 5/10/36	344,390
320,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2003-CB6, Class A2, 5.255%, 7/12/37 (a)	335,773
324,030	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2005-LDP3, Class A3, 4.959%, 8/15/42	331,012

Principal Amount		Fair Value
$213,355	LB-UBS Commercial Mortgage Trust, Ser 2002-C1, Class A4, 6.462%, 3/15/31++	$215,419
149,052	LB-UBS Commercial Mortgage Trust, Ser 2002-C7, Class A3, 4.659%, 12/15/26++	149,898
85,573	LB-UBS Commercial Mortgage Trust, Ser 2003-C5, Class A3, 4.254%, 7/15/27++	87,045
315,000	LB-UBS Commercial Mortgage Trust, Ser 2003-C7, Class A3, 4.559%, 9/15/27 (a)++	315,192
380,000	LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Class A4, 5.156%, 2/15/31++	410,829
223,376	Merrill Lynch Mortgage Investors, Inc., Ser 1998-C1, Class A3, 6.720%, 11/15/26 (a)	242,337
290,000	Morgan Stanley Capital I, Ser 2004-IQ7, Class A4, 5.546%, 6/15/38 (a)	310,285
415,000	Wachovia Bank Commercial Mortgage Trust, Ser 2003-C3, Class A2, 4.867%, 2/15/35	427,250
	Total Commercial Mortgage-Backed Securities	$6,135,519
	U.S. Government Mortgage-Backed Obligations — 13.9%
65,144	FHLMC, Pool #D94598, 6.500%, 4/1/21	72,055
4,581	FHLMC, Pool #E97227, 7.000%, 9/1/14	4,626
109,381	FHLMC, Pool #C66916, 7.000%, 5/1/32	126,570
375,475	FHLMC, Pool #G01840, 5.000%, 7/1/35	404,755
79,119	FHLMC, Pool #G30085, 7.500%, 10/1/17	91,065
253,609	FHLMC REMICS, Ser 2510, Class TA, 4.000%, 6/15/32	269,133
269,624	FNMA, Pool #AL0302, 5.000%, 4/1/24	290,546
239,698	FNMA, Pool #735484, 5.000%, 5/1/35	258,794
2,093	FNMA, Pool #313429, 7.000%, 3/1/12	2,116
13,762	FNMA, Pool #323441, 7.000%, 12/1/13	14,002
77,121	FNMA, Pool #546474, 7.000%, 1/1/15	79,453
6,112	FNMA, Pool #334593, 7.000%, 5/1/24	7,065
97,889	FNMA, Pool #323832, 7.500%, 7/1/29	113,906
152,943	FNMA, Pool #665773, 7.500%, 6/1/31	177,572
6	FNMA, Pool #N 6222, 9.000%, 4/1/16	6
102,320	FNMA REMICS, Ser 2003-66, Class AP, 3.500%, 11/25/32	107,011
222,126	FNMA REMICS, Ser 2003-19, Class ME, 4.000%, 1/25/33	232,367
371,801	FNMA REMICS, Ser 2003-42, Class CA, 4.000%, 5/25/33	399,028
398,931	FNMA REMICS, Ser 2003-119, Class PU, 4.000%, 11/25/33	416,844
179,325	GNMA, Pool #G2 894160, 2.091%, 6/20/61 (a)	188,880

Touchstone Short Duration Fixed Income Fund (Continued)

Principal Amount		Fair Value
	U.S. Government Mortgage-Backed Obligations — 13.9% (Continued)
$112,702	GNMA, Ser 2004-43, Class A, 2.822%, 12/16/19	$113,102
8,701	GNMA, Pool #G2 8426, 3.000%, 11/20/18 (a)	9,066
177,630	GNMA, Ser 2004-97, Class AB, 3.084%, 4/16/22	179,184
22,317	GNMA, Ser 2006-39, Class A, 3.772%, 6/16/25	22,342
63,041	GNMA, Ser 2004-6, Class B, 3.949%, 7/16/33	64,878
194,914	GNMA, Ser 2005-76, Class A, 3.963%, 5/16/30	201,209
105,915	GNMA, Ser 2003-43, Class B, 4.374%, 4/16/33	107,912
473,899	GNMA, Ser 2002-72, Class AB, 4.500%, 10/20/32	521,474
234,520	GNMA, Ser 2004-78, Class C, 4.658%, 4/16/29	241,637
165,172	GNMA, Ser 2004-12, Class BA, 4.807%, 8/16/32	169,666
1,798	GNMA, Pool #G2 2707, 5.500%, 1/20/14	1,943
1,517	GNMA, Pool #G2 2802, 5.500%, 7/20/14	1,640
26,657	GNMA, Pool #G2 2843, 5.500%, 11/20/14	28,817
45,048	GNMA, Pool #578189, 6.000%, 2/15/32	50,491
4,810	GNMA, Pool #462486, 6.500%, 1/15/13	4,988
27,667	GNMA, Pool #569337, 6.500%, 4/15/22	31,377
30,752	GNMA, Pool #780604, 7.000%, 7/15/12	31,004
43,987	GNMA, Pool #G2 814, 8.000%, 8/20/17	49,268
19,498	GNMA, Pool #780327, 8.000%, 11/15/17	21,947
51,908	GNMA, Pool #780322, 8.000%, 11/15/22	60,188
45,415	GNMA, Pool #344233, 8.000%, 2/15/23	53,272
116,675	GNMA, Pool #345123, 8.000%, 12/15/23	136,860
390,332	NCUA Guaranteed Notes, Ser 2010-C1, Class A1, 1.600%, 10/29/20	394,227
	Total U.S. Government Mortgage-Backed Obligations	$5,752,286
	U.S. Government Agency Obligations — 7.9%
260,000	FNMA, 5.250%, 8/1/12	270,733
235,143	SBA, Pool #506207, 1.000%, 11/25/14 (a)	235,236
145,251	SBA, Pool #507442, 3.625%, 5/25/16 (a)	149,536
270,794	SBA, Ser P10A, 4.504%, 2/1/14	283,311
165,238	SBA, Ser 2008-10B, Class 1, 4.580%, 3/1/18	176,515
94,262	SBA, Ser 2005-P10A, Class 1, 4.638%, 2/10/15	100,549

Principal Amount		Fair Value
$191,991	SBA, Ser 2003-20E, Class 1, 4.640%, 5/1/23	$207,354
217,754	SBA, Ser 2004-20B, Class 1, 4.720%, 2/1/24	236,231
173,670	SBA, Ser 2002-20J, Class 1, 4.750%, 10/1/22	187,623
208,113	SBA, Ser 2005-20G, Class 1, 4.750%, 7/1/25	226,776
167,936	SBA, Ser 2007-10E, Class 1, 5.250%, 9/1/17	180,055
155,988	SBA, Ser 2006-P10A, Class 1, 5.408%, 2/10/16	169,849
265,318	SBA, Ser 2007-P10B, Class 1, 5.788%, 8/10/17	294,544
160,400	SBA, Ser 98-L, 5.800%, 12/1/18	173,794
150,596	SBA, Ser 20C, 6.070%, 3/1/22	166,597
185,830	SBA, 6.140%, 1/1/22	206,066
	Total U.S. Government Agency Obligations	$3,264,769
	U.S. Treasury Obligations — 4.9%
100,000	U.S. Treasury Note, 1.875%, 4/30/14	103,805
800,000	U.S. Treasury Note, 2.625%, 4/30/16	863,625
425,000	U.S. Treasury Note, 1.500%, 6/30/16	436,721
550,000	U.S. Treasury Note, 3.250%, 3/31/17	613,594
	Total U.S. Treasury Obligations	$2,017,745
	Municipal Bonds — 3.2% California — 0.5%
180,000	Southern California Public Power Auth. Rev, Ser 2010-B 3.326%, 7/1/14	185,016
	Connecticut — 1.0%
425,000	State of Connecticut UTGO, Ser 2011 A Class A 1.080%, 5/15/18 (a)	425,251
	District of Columbia — 0.5%
210,000	District of Columbia UTGO, Ser 2010 Class A 2.585%, 6/1/13	214,786
	Louisiana — 0.0%
7,421	Louisiana Public Facilities Auth., Ser 2008 Class A 4.500%, 2/1/14	7,513
	Maine — 0.5%
200,000	Maine State Housing Auth. Rev, Ser 2010 1.728%, 6/15/12	200,230
	Michigan — 0.7%
300,000	Michigan Strategic Fund Rev, Ser 2001 3.200%, 8/1/27 (a)	308,037
	Total Municipal Bonds	$1,340,833

Touchstone Short Duration Fixed Income Fund (Continued)

Principal Amount		Fair Value
	Investment Fund — 0.5%
$202,113	Touchstone Institutional Money Market Fund^	$202,113
	Total Investment Securities — 99.8% (Cost $40,628,180)	$41,199,240
	Other Assets in Excess of Liabilities — 0.2%	74,855
	Net Assets — 100.0%	$41,274,095

(a)  Variable rate security – the rate reflected is the rate in effect as of September 30, 2011.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

++  The issuers and/or sponsors of certain asset-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

Portfolio Abbreviations:

FNMA – Federal National Mortgage Association

FHLMC – Federal Home Loan Mortgage Corp.

GNMA – Government National Mortgage Association

LLC – Limited Liability Company

MTN – Medium Term Note

PLC – Public Limited Company

REMIC – Real Estate Mortgage Investment Conduit

SBA – Small Business Adminstration

UTGO – Unlimited Tax General Obligation

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, these securities were valued at $5,628,980 or 13.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$13,979,957	$—	$13,979,957
Corporate Bonds	—	8,506,018	—	8,506,018
Commercial Mortgage- Backed Securities	—	6,135,519	—	6,135,519
U.S. Government Mortgage- Backed Obligations	—	5,752,286	—	5,752,286
U.S. Government Agency Obligations	—	3,264,769	—	3,264,769
U.S. Treasury Obligations	—	2,017,745	—	2,017,745
Municipal Bonds	—	1,340,833	—	1,340,833
Investment Funds	202,113	—	—	202,113
				$41,199,240

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Small Cap Core Fund – September 30, 2011

Common Stocks — 98.7%	Shares	Fair Value
Financials — 24.8%
Alleghany Corp.*	10,314	$2,975,589
Eaton Vance Corp.	353,125	7,864,094
First Industrial Realty Trust, Inc. REIT*	323,578	2,588,624
Hatteras Financial Corp. REIT	161,747	4,069,554
MBIA, Inc.* †	563,118	4,093,868
Montpelier Re Holdings Ltd.	296,981	5,250,624
Tejon Ranch Co.*	161,532	3,855,769
UDR, Inc. REIT	167,596	3,710,575
White Mountains Insurance Group Ltd.	10,716	4,348,017
		38,756,714
Industrials — 18.4%
Alexander & Baldwin, Inc.	174,354	6,369,152
Corrections Corp. of America*	261,657	5,936,997
Kaman Corp.	154,355	4,298,787
Knoll, Inc.	127,612	1,748,284
Old Dominion Freight Line, Inc.*	203,621	5,898,900
Tredegar Corp.	299,755	4,445,367
		28,697,487
Consumer Discretionary — 13.5%
American Eagle Outfitters, Inc.	188,271	2,206,536
Cabela's, Inc.*	326,904	6,698,263
Capella Education Co.* †	55,330	1,570,266
Hasbro, Inc.	49,535	1,615,336
Service Corp. International	626,858	5,742,019
Sturm Ruger & Co., Inc.	122,250	3,176,055
		21,008,475
Consumer Staples — 12.7%
Energizer Holdings, Inc.*	51,025	3,390,101
Nu Skin Enterprises, Inc.	183,069	7,417,956
Pricesmart, Inc.	143,253	8,927,527
		19,735,584
Information Technology — 9.2%
Advent Software, Inc.*	173,287	3,613,034
Micrel, Inc.	515,503	4,881,813
ValueClick, Inc.*	377,398	5,872,313
		14,367,160
Materials — 9.0%
Albemarle Corp.	98,473	3,978,309
Martin Marietta Materials, Inc. †	39,385	2,489,920
NewMarket Corp.	49,874	7,574,364
		14,042,593
Energy — 7.3%
Atwood Oceanics, Inc.*	193,935	6,663,607
Kinder Morgan Management LLC*	81,616	4,790,043
		11,453,650
Health Care — 3.8%
Owens & Minor, Inc.	69,744	1,986,309
Tenet Healthcare Corp.*	947,112	3,911,573
		5,897,882
Total Common Stocks		$153,959,545

	Shares	Fair Value
Investment Funds — 7.3%
Invesco Liquid Assets Portfolio **	8,021,530	$8,021,530
Touchstone Institutional Money Market Fund^	3,316,617	3,316,617
Total Investment Funds		$11,338,147
Total Investment Securities — 106.0% (Cost $170,051,156)		$165,297,692
Liabilities in Excess of Other Assets — (6.0%)		(9,285,550)
Net Assets — 100.0%		$156,012,142

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2011, was $7,518,033.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

LLC – Limited Liability Company

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$153,959,545	$—	$—	$153,959,545
Investment Funds	11,338,147	—	—	11,338,147
				$165,297,692

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Small Cap Value Fund – September 30, 2011

Common Stocks — 96.5%	Shares	Fair Value
Financials — 25.6%
American Assets Trust, Inc. REIT	16,039	$287,900
Anworth Mortgage Asset Corp. REIT	48,100	327,080
Brookline Bancorp, Inc.	59,550	459,131
Capitol Federal Financial, Inc.	82,647	872,752
Chesapeake Lodging Trust REIT	70,815	854,737
Dime Community Bancshares	16,680	168,968
Evercore Partners, Inc. - Class A	17,325	395,010
Flagstone Reinsurance Holdings SA	117,090	907,447
Greenhill & Co., Inc. †	31,200	892,008
Hanover Insurance Group, Inc. (The)	12,930	459,015
Healthcare Realty Trust, Inc. REIT	38,474	648,287
Hercules Technology Growth Capital, Inc.	54,975	468,387
Iberiabank Corp.	14,611	687,594
KBW, Inc.	37,020	510,506
Medical Properties Trust, Inc. REIT	54,041	483,667
Sterling Bancorp/NY - Class N	44,615	323,905
UMB Financial Corp.	13,660	438,213
Washington Federal, Inc.	45,380	578,141
		9,762,748
Industrials — 20.8%
ABM Industries, Inc.	40,615	774,122
Apogee Enterprises, Inc.	44,708	384,042
Brady Corp. - Class A	21,130	558,466
Curtiss-Wright Corp.	17,335	499,768
G&K Services, Inc. - Class A	10,760	274,810
Harsco Corp.	36,940	716,267
Kaydon Corp.	27,790	797,017
Knight Transportation, Inc.	78,110	1,039,644
Lennox International, Inc.	21,450	552,981
McGrath Rentcorp	23,359	555,711
Otter Tail Corp.	18,060	330,498
Resources Connection, Inc.	101,395	991,643
Universal Forest Products, Inc.	18,230	438,431
		7,913,400
Consumer Discretionary — 15.8%
Bebe Stores, Inc.	48,920	328,742
Cooper Tire & Rubber Co.	32,310	351,856
Fred's, Inc. - Class A	42,639	454,532
Hillenbrand, Inc.	34,730	639,032
Jones Group, Inc. (The)	98,992	911,716
MDC Holdings, Inc. †	16,390	277,647
Meredith Corp. †	39,685	898,468
RadioShack Corp.	58,967	685,197
Regis Corp.	46,600	656,594
Stewart Enterprises, Inc. - Class A	44,590	265,311
Wendy's Co. (The)	118,300	542,997
		6,012,092
Information Technology — 8.7%
ADTRAN, Inc.	5,570	147,382
Cohu, Inc.	44,276	437,447
Intersil Corp. - Class A	87,890	904,388

	Shares	Fair Value
Methode Electronics, Inc.	53,000	$393,790
Micrel, Inc.	93,085	881,515
MKS Instruments, Inc.	24,700	536,237
		3,300,759
Materials — 7.3%
A Schulman, Inc.	28,155	478,354
AK Steel Holding Corp. †	64,960	424,838
Commercial Metals Co.	61,240	582,392
Eagle Materials, Inc.	40,950	681,818
HB Fuller Co.	34,665	631,596
		2,798,998
Utilities — 5.8%
Allete, Inc.	13,535	495,787
American States Water Co.	4,970	168,632
Black Hills Corp.	12,094	370,560
California Water Service Group	22,480	398,121
Northwest Natural Gas Co.	17,430	768,663
		2,201,763
Energy — 3.8%
Bristow Group, Inc.	19,665	834,386
Penn Virginia Corp.	50,840	283,179
Tsakos Energy Navigation Ltd.	62,340	347,857
		1,465,422
Consumer Staples — 3.7%
Cal-Maine Foods, Inc. †	5,640	177,265
Fresh Del Monte Produce, Inc.	9,935	230,492
Sanderson Farms, Inc. †	12,749	605,578
Snyders-Lance, Inc.	17,980	374,883
Tootsie Roll Industries, Inc.	1,015	24,482
		1,412,700
Health Care — 3.6%
Owens & Minor, Inc.	21,030	598,934
STERIS Corp.	26,440	773,899
		1,372,833
Telecommunication Services — 1.4%
NTELOS Holdings Corp.	29,916	530,411
Total Common Stocks		$36,771,126
Investment Funds — 10.4%
Invesco Liquid Assets Portfolio **	2,200,244	2,200,244
Touchstone Institutional Money Market Fund^	1,778,524	1,778,524
Total Investment Funds		$3,978,768
Total Investment Securities — 106.9% (Cost $48,723,014)		$40,749,894
Liabilities in Excess of Other Assets — (6.9%)		(2,619,687)
Net Assets — 100.0%		$38,130,207

Touchstone Small Cap Value Fund (Continued)

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2011, was $2,109,595.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$36,771,126	$—	$—	$36,771,126
Investment Funds	3,978,768	—	—	3,978,768
				$40,749,894

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Total Return Bond Fund – September 30, 2011

Principal Amount		Fair Value
	U.S. Government Agency Obligations — 26.7%
$194,000	Alter Barge Line, Inc., 6.000%, 3/1/26	$248,547
76,340	Astro Offshore Corp., 6.000%, 12/20/19	86,945
125,000	Canal Barge Co., Inc., 4.500%, 11/12/34	146,480
7,548	FHA Reilly, 6.840%, 6/1/14	7,268
30,257	FHA USGI, 7.430%, 8/1/23	29,954
450,000	FHLMC, 3.750%, 3/27/19	508,371
214,000	Matson Navigation Co., Inc., 5.337%, 9/4/28	248,349
178,564	Rowan Cos., Inc., 2.800%, 10/20/13	181,709
42,901	SBA, Ser 2003-10B, Class 1, 3.390%, 3/1/13	43,452
232,859	SBA, Ser 2009-20D, Class 1, 4.310%, 4/1/29	250,017
249,567	SBA, Ser 2009-20E, Class 1, 4.430%, 5/1/29	271,728
191,178	SBA, Ser 2005-10E, Class 1, 4.540%, 9/1/15	200,118
176,341	SBA, Ser 2005-20B, Class 1, 4.625%, 2/1/25	191,368
241,910	SBA, Ser 2009-20C, Class 1, 4.660%, 3/1/29	262,411
179,855	SBA, Ser 2003-20D, Class 1, 4.760%, 4/1/23	194,631
125,961	SBA, Ser 2004-20D, Class 1, 4.770%, 4/1/24	136,764
123,843	SBA, Ser 2009-20F, Class 1, 4.950%, 6/1/29	135,305
411,614	SBA, Ser 2008-20A, Class 1, 5.170%, 1/1/28	453,479
214,731	SBA, Ser 2007-20L, Class 1, 5.290%, 12/1/27	237,311
21,270	SBA, Ser B, 5.300%, 3/1/12	21,561
299,466	SBA, Ser 2002-20H, Class 1, 5.310%, 8/1/22	327,220
219,118	SBA, Ser 2007-20E, Class 1, 5.310%, 5/1/27	242,337
273,627	SBA, Ser 2007-20A, Class 1, 5.320%, 1/1/27	303,373
299,356	SBA, 5.340%, 11/1/21	325,930
203,694	SBA, Ser 2006-20B, Class 1, 5.350%, 2/1/26	223,527
385,440	SBA, Ser 2006-20K, Class 1, 5.360%, 11/1/26	427,068
143,669	SBA, Ser 2008-20D, Class 1, 5.370%, 4/1/28	158,707
108,671	SBA, Ser 2005-20L, Class 1, 5.390%, 12/1/25	120,317
152,044	SBA, Ser 2008-20C, Class 1, 5.490%, 3/1/28	168,927
90,945	SBA, Ser 2008-20E, Class 1, 5.490%, 5/1/28	101,773
126,471	SBA, Ser 2007-20I, Class 1, 5.560%, 9/1/27	140,813

Principal Amount		Fair Value
$159,924	SBA, Ser 2008-20I, Class 1, 5.600%, 9/1/28	$179,948
269,005	SBA, Ser 2006-20H, Class 1, 5.700%, 8/1/26	300,915
142,000	SBA, Ser 2007-20G, Class 1, 5.820%, 7/1/27	160,254
88,341	SBA, Ser 98-B, 6.150%, 2/1/18	95,895
157,195	SBA, Ser 2001-20A, Class 1, 6.290%, 1/1/21	173,264
30,749	SBA, Ser 95-L, 6.450%, 12/1/15	33,031
22,936	SBA, Ser 97-A, 7.150%, 1/1/17	25,180
223,733	SBA, Ser 2000-20K, Class 1, 7.220%, 11/1/20	248,967
84,478	SBA, Ser 99-I, 7.300%, 9/1/19	94,013
11,310	SBA, 7.400%, 8/1/12	11,653
193,175	Sterling Equipment, Inc., 6.125%, 9/28/19	209,440
300,000	Tennessee Valley Auth., 4.650%, 6/15/35	352,562
113,000	Vessel Management Services, Inc., 5.125%, 4/16/35	131,024
	Total U.S. Government Agency Obligations	$8,411,906
	Corporate Bonds — 18.4% Financials — 8.1%
350,000	Ally Financial, Inc., 6.875%, 8/28/12	354,598
325,000	Ford Motor Credit Co. LLC, 5.625%, 9/15/15	326,922
200,000	General Electric Capital Corp. MTN, 5.625%, 5/1/18	218,638
135,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/18	193,976
150,000	Private Export Funding Corp., 4.300%, 12/15/21	171,885
500,000	Provident Cos., Inc., 7.000%, 7/15/18	563,632
475,000	USB Capital IX, 3.500%, 12/31/49 (a)	334,880
475,000	Wachovia Capital Trust III, 5.570%, 12/31/49 (a)	389,500
		2,554,031
	Industrials — 1.9%
263,698	Continental Airlines, Inc., 7.707%, 4/2/21	271,609
300,000	CSX Transportation, Inc., 6.550%, 6/15/13	326,355
		597,964
	Utilities — 4.6%
400,000	Commonwealth Edison Co., 5.900%, 3/15/36	479,153
140,000	Nevada Power Co., 6.500%, 8/1/18	168,793
375,000	Nevada Power Co., 5.875%, 1/15/15	418,993
400,000	NextEra Energy Capital Holdings, Inc., 6.350%, 10/1/66 (a)	384,000
		1,450,939

Touchstone Total Return Bond Fund (Continued)

Principal Amount		Fair Value
	Corporate Bonds — 18.4% (Continued) Consumer Staples — 2.2%
$447,029	American Airlines 2011-1 Class B Pass Through Trust, 144a, 7.000%, 1/31/18	$366,564
175,866	CVS Caremark Corp., 6.036%, 12/10/28	185,090
125,992	CVS Pass-Through Trust, 144a, 7.507%, 1/10/32	148,476
		700,130
	Energy — 0.6%
33,000	Chesapeake Energy Corp., 6.625%, 8/15/20	33,990
150,000	Chesapeake Energy Corp., 6.875%, 11/15/20	156,750
		190,740
	Consumer Discretionary — 1.0%
325,000	Pulte Group, Inc., 5.250%, 1/15/14	309,563
	Total Corporate Bonds	$5,803,367
	U.S. Government Mortgage-Backed Obligations — 21.7%
34,802	FHLMC, Pool #G03871, 5.500%, 2/1/38	38,181
151,828	FHLMC, Pool #G02558, 6.000%, 1/1/37	167,091
44,369	FHLMC, Pool #G04346, 6.000%, 5/1/38	49,301
142,628	FHLMC Gold, Pool #G01665, 5.500%, 3/1/34	155,407
68,153	FHLMC Gold, Pool #G05888, 5.500%, 10/1/39	74,238
140,289	FHLMC Gold, Pool #G04123, 6.000%, 3/1/38	154,085
305,122	FNMA, Pool #AE8886, 3.500%, 12/1/25	319,083
255,416	FNMA, Pool #AD1608, 4.000%, 2/1/25	269,728
131,860	FNMA, Pool #AB1152, 4.000%, 6/1/25	139,248
98,398	FNMA, Pool #AE8073, 4.000%, 12/1/40	103,681
67,917	FNMA, Pool #AE8068, 4.000%, 12/1/40	71,637
91,852	FNMA, Pool #AH6574, 4.000%, 3/1/41	96,883
131,902	FNMA, Pool #AA3414, 4.500%, 3/1/39	140,112
143,758	FNMA, Pool #AD1656, 4.500%, 3/1/40	152,706
196,865	FNMA, Pool #AD0786, 4.501%, 1/1/20	216,982
172,456	FNMA, Pool #AD0910, 4.601%, 4/1/20	192,606
146,455	FNMA, Pool #AD0342, 4.640%, 10/1/19	163,827
240,145	FNMA, Pool #465711, 4.680%, 8/1/28	262,338
146,287	FNMA, Pool #AD0166, 4.875%, 8/1/19	162,706
152,696	FNMA, Pool #958736, 4.940%, 5/1/19	171,745
262,242	FNMA, Pool #745275, 5.000%, 2/1/36	283,134
99,572	FNMA, Pool #926050, 5.000%, 4/1/38	107,225
46,626	FNMA, Pool #AE9108, 5.000%, 12/1/40	50,239
122,446	FNMA, Pool #874210, 5.260%, 1/1/25	140,723
252,185	FNMA, Pool #745418, 5.500%, 4/1/36	275,331
124,986	FNMA, Pool #889684, 5.500%, 8/1/37	136,458
181,361	FNMA, Pool #929317, 5.500%, 3/1/38	198,234
215,434	FNMA, Pool #995018, 5.500%, 6/1/38	234,769

Principal Amount		Fair Value
$56,897	FNMA, Pool #888829, 5.832%, 6/1/37	$64,253
57,303	FNMA, Pool #831811, 6.000%, 9/1/36	63,388
127,594	FNMA, Pool #888222, 6.000%, 2/1/37	140,521
153,517	FNMA, Pool #911586, 6.000%, 4/1/37	169,405
272,052	FNMA, Pool #889507, 6.000%, 5/1/38	298,594
9,762	FNMA, Pool #995196, 6.000%, 7/1/38	10,751
60,568	FNMA, Pool #190391, 6.000%, 9/1/38	66,477
72,115	FNMA, Pool #995226, 6.000%, 11/1/38	79,264
108,794	FNMA, Pool #931293, 6.000%, 6/1/39	121,427
127,598	GNMA, Ser 2009-114, Class A, 3.103%, 12/16/38	132,229
212,423	GNMA, Ser 2009-4, Class A, 3.813%, 11/16/37	222,428
325,000	GNMA, Ser 2009-27, Class B, 4.353%, 2/16/41	358,087
122,545	GNMA, Pool #712690, 5.000%, 4/15/39	135,019
136,880	GNMA, Pool #G2 4441, 5.000%, 5/20/39	146,621
280,218	GNMA, Pool #G2 3665, 5.500%, 1/20/35	312,298
	Total U.S. Government Mortgage-Backed Obligations	$6,848,460
	U.S. Treasury Obligations — 16.5%
165,000	U.S. Treasury Bond, 4.750%, 2/15/41	225,457
1,650,000	U.S. Treasury Note, 0.750%, 3/31/13	1,662,953
1,125,000	U.S. Treasury Note, 2.625%, 11/15/20	1,203,047
496,000	U.S. Treasury Note, 3.625%, 2/15/21	572,996
1,000,000	U.S. Treasury STRIPS, 3.400%, 8/15/25 (b)	686,790
700,000	U.S. Treasury STRIPS, 3.340%, 8/15/30 (b)	396,172
930,000	U.S. Treasury STRIPS, 3.200%, 8/15/35 (b)	441,191
	Total U.S. Treasury Obligations	$5,188,606
	Commercial Mortgage-Backed Securities — 3.9%
146,000	Citigroup Commercial Mortgage Trust, Ser 2007-C6, Class A4, 5.697%, 12/10/49 (a)	157,275
505,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2006-CD3, Class AJ, 5.688%, 10/15/48	265,734
200,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2005-LDP4, Class AM, 4.999%, 10/15/42 (a)	201,331
300,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2006-CB17, Class A3, 5.450%, 12/12/43	301,497
320,000	Merrill Lynch / Countrywide Commercial Mortgage Trust, Ser 2006-3, Class AM, 5.456%, 7/12/46 (a)	297,010
	Total Commercial Mortgage-Backed Securities	$1,222,847

Touchstone Total Return Bond Fund (Continued)

Principal Amount		Fair Value
	Asset-Backed Securities — 2.3%
$182,518	Burlington Northern and Santa Fe Railway Co. 2000-2 Pass Through Trust, Ser 98-C, 6.230%, 7/2/18	$202,635
134,074	Burlington Northern and Santa Fe Railway Co. 2004-1 Pass Through Trust, 4.575%, 1/15/21	145,505
157,951	Federal Express Corp. 1998 Pass Through Trust, Ser 981B, 6.845%, 1/15/19	173,746
100,392	Federal Express Corp. 1999 Pass Through Trust, Ser 991A, 7.650%, 1/15/22	120,574
75,980	Union Pacific Railroad Co. 2001 Pass Through Trust, Ser 2001-1, 6.630%, 1/27/22	88,407
	Total Asset-Backed Securities	$730,867
	Collateralized Mortgage Obligations — 1.8%
141,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K009, Class A2, 3.808%, 8/25/20	151,966
234,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K012, Class A2, 4.186%, 12/25/20 (a)	258,880
135,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K701, Class A2, 3.882%, 11/25/17 (a)	145,864
	Total Collateralized Mortgage Obligations	$556,710
	Sovereign Government Obligations — 1.4%
19,512	Ecuador Government AID Bond, 7.050%, 5/1/15	21,914
325,000	Israel Government AID Bond, 5.500%, 9/18/33	416,817
	Total Sovereign Government Obligations	$438,731
	Mortgage-Backed Security — 0.8%
237,270	Federal Agricultural Mortgage Corp., Ser AM-1003, Class 1, 6.770%, 4/25/13 (a)	255,089
	Investment Fund — 5.3%
1,678,743	Touchstone Institutional Money Market Fund^	1,678,743
	Total Investment Securities — 98.8% (Cost $29,807,065)	$31,135,326
	Other Assets in Excess of Liabilities — 1.2%	384,274
	Net Assets — 100.0%	$31,519,600

(a)  Variable rate security – the rate reflected is the rate in effect as of September 30, 2011.

(b)  Zero Coupon security – The rate reported was the effective yield as of September 30, 2011.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

FNMA – Federal National Mortgage Association

FHA – Federal Housing Authority

FHLMC – Federal Home Loan Mortgage Corp.

GNMA – Government National Mortgage Association

LLC – Limited Liability Company

MTN – Medium Term Note

SBA – Small Business Administration

STRIPS – Separately Traded Registered Interest and Principal of Securities

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, these securities were valued at $515,040 or 1.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Total Return Bond Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$8,411,906	$—	$8,411,906
Corporate Bonds	—	5,803,367	—	5,803,367
U.S. Government Mortgage- Backed Obligations	—	6,848,460	—	6,848,460
U.S. Treasury Obligations	—	5,188,606	—	5,188,606
Investment Fund	1,678,743	—	—	1,678,743
Commercial Mortgage- Backed Securities	—	1,222,847	—	1,222,847
Asset-Backed Securities	—	730,867	—	730,867
Collateralized Mortgage Obligations	—	556,710	—	556,710
Sovereign Government Obligations	—	438,731	—	438,731
Mortgage- Backed Securities	—	255,089	—	255,089
				$31,135,326

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Ultra Short Duration Fixed Income Fund – September 30, 2011

Principal Amount		Fair Value
	Commercial Mortgage-Backed Securities — 30.4%
$1,053,839	American Home Mortgage Investment Trust, Ser 2005-2, Class 5A3, 5.077%, 9/25/35	$1,066,063
2,300,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser 2002-2, Class C, 5.315%, 7/11/43	2,307,855
3,181,444	Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser 2003-2, Class A3, 4.873%, 3/11/41 (a)	3,240,008
3,097,260	Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser 2004-6, Class A3, 4.512%, 12/10/42	3,116,126
1,610,236	Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser 2005-2, Class A4, 4.783%, 7/10/43 (a)	1,626,321
448,092	Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser 2005-3, Class ASB, 4.589%, 7/10/43	461,454
595,763	Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser 2005-4, Class A2, 4.764%, 7/10/45	595,457
3,384,563	Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser 2006-2, Class A2, 5.713%, 5/10/45	3,382,800
2,887,823	Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser 2007-1, Class A2, 5.381%, 1/15/49	2,891,508
4,855,671	Bear Stearns Commercial Mortgage Securities, Ser 2002-PBW1, Class A2, 4.720%, 11/11/35 (a)++	4,936,397
1,172,855	Bear Stearns Commercial Mortgage Securities, Ser 2004-PWR4, Class A2, 5.286%, 6/11/41 (a)++	1,211,310
3,500,000	Bear Stearns Commercial Mortgage Securities, Ser 2007-T26, Class A2, 5.330%, 1/12/45++	3,521,731
451,568	Cendant Mortgage Corp., Ser 2003-7P, Class A2, 144a, 4.856%, 6/25/17 (a)	454,292
440,645	Cendant Mortgage Corp., Ser 2003-8, Class 2A3, 4.873%, 10/25/33 (a)	443,133
188,425	Chase Mortgage Finance Corp., Ser 2004-S2, Class 2A2, 5.500%, 11/25/14	188,156
437,145	Citicorp Mortgage Securities, Inc., Ser 2003-10, Class A2, 4.500%, 11/25/18	440,615
330,985	Citicorp Mortgage Securities, Inc., Ser 2003-11, Class 1A4, 5.250%, 12/25/33	330,603

Principal Amount		Fair Value
$609,441	Citicorp Mortgage Securities, Inc., Ser 2005-1, Class 1A10, 5.750%, 2/25/35	$610,260
3,400,000	Commercial Mortgage Pass Through Certificates, Ser 2001-J2A, Class B, 144a, 6.304%, 7/16/34	3,391,358
1,237,422	Commercial Mortgage Pass Through Certificates, Ser 2004-LB2A, Class A3, 4.221%, 3/10/39	1,240,457
463,660	Commercial Mortgage Pass Through Certificates, Ser 2007-FL14, Class A1, 144a, 0.319%, 6/15/22 (a)	444,223
303,869	Countrywide Home Loan Mortgage Pass Through Trust, Ser 2003-34, Class A5, 4.500%, 9/25/33	305,130
217,639	Countrywide Home Loan Mortgage Pass Through Trust, Ser 2003-J4, Class 1A2, 4.750%, 6/25/33	219,876
1,180,900	Credit Suisse First Boston Mortgage Securities Corp., Ser 1998-C2, Class D, 7.130%, 11/15/30	1,206,406
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., Ser 2001-CK6, Class B, 6.582%, 8/15/36	998,271
2,500,000	Credit Suisse First Boston Mortgage Securities Corp., Ser 2002-CP5, Class A2, 4.940%, 12/15/35	2,565,552
151,672	Credit Suisse First Boston Mortgage Securities Corp., Ser 2003-27, Class 5A1, 5.250%, 11/25/33	151,747
1,195,963	Credit Suisse First Boston Mortgage Securities Corp., Ser 2004-4, Class 3A9, 5.250%, 8/25/34	1,207,868
2,441,712	Credit Suisse Mortgage Capital Certificates, Ser 2006-C3, Class A2, 6.011%, 6/15/38 (a)	2,438,391
3,340,472	Credit Suisse Mortgage Capital Certificates, Ser 2007-C5, Class A2, 5.589%, 9/15/40	3,393,595
1,000,000	GE Capital Commercial Mortgage Corp., Ser 2001-3, Class B, 6.260%, 6/10/38	998,984
82,623	GMAC Commercial Mortgage Securities, Inc., Ser 2001-C2, Class A2, 6.700%, 4/15/34	82,501
527,510	GMAC Commercial Mortgage Securities, Inc., Ser 2004-C2, Class A2, 4.760%, 8/10/38	527,201
2,353,579	GMAC Mortgage Corp. Loan Trust, Ser 2004-JR1, Class A8, 5.250%, 12/25/14	2,379,158

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal Amount		Fair Value
	Commercial Mortgage-Backed Securities — 30.4% (Continued)
$2,750,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2002-C3, Class B, 5.146%, 7/12/35 (a)	$2,791,517
291,198	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2002-CIB5, Class A1, 4.372%, 10/12/37	291,991
2,750,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2002-CIB5, Class B, 5.308%, 10/12/37	2,809,293
1,023,802	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2003-PM1A, Class A3, 5.169%, 8/12/40 (a)	1,043,903
896,578	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2004-CBX, Class A4, 4.529%, 1/12/37	895,914
640,639	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2004-LN2, Class A1, 4.475%, 7/15/41	644,617
2,475,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2005-LDP4, Class A3A2, 4.903%, 10/15/42	2,502,794
388,137	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2006-LDP9, Class A1S, 5.284%, 5/15/47	388,288
168,746	JP Morgan Commercial Mortgage Finance Corp., Ser 2000-C9, Class G, 144a, 6.250%, 10/15/32	168,449
1,362,803	JP Morgan Mortgage Trust, Ser 2005-A3, Class 11A1, 4.471%, 6/25/35 (a)	1,376,587
510,260	LB Commercial Conduit Mortgage Trust, Ser 1998-C1, Class D, 6.980%, 2/18/30++	519,915
114,376	LB Commercial Conduit Mortgage Trust, Ser 1998-C4, Class F, 144a, 6.000%, 10/15/35++	114,258
3,200,000	LB Commercial Conduit Mortgage Trust, Ser 2007-C3, Class A2, 5.840%, 7/15/44 (a)++	3,246,422
164,751	LB-UBS Commercial Mortgage Trust, Ser 2002-C2, Class A3, 5.386%, 6/15/26++	164,841
661,192	LB-UBS Commercial Mortgage Trust, Ser 2003-C7, Class A2, 4.064%, 9/15/27 (a)++	661,342

Principal Amount		Fair Value
$1,240,166	LB-UBS Commercial Mortgage Trust, Ser 2003-C8, Class A3, 4.830%, 11/15/27++	$1,255,316
670,106	LB-UBS Commercial Mortgage Trust, Ser 2004-C7, Class A4, 4.395%, 10/15/29++	671,599
2,227,679	LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Class A2, 5.103%, 11/15/30++	2,226,209
513,096	LB-UBS Commercial Mortgage Trust, Ser 2006-C4, Class A2, 5.868%, 6/15/32 (a)++	512,686
419,805	Merrill Lynch / Countrywide Commercial Mortgage Trust, Ser 2006-2, Class A2, 5.878%, 6/12/46 (a)	419,408
243,663	Merrill Lynch Mortgage Trust, Ser 2003-KEY1, Class A3, 4.893%, 11/12/35	249,895
3,650,000	Morgan Stanley Capital I, Ser 2007-IQ15, Class A2, 6.040%, 6/11/49 (a)	3,714,915
229,440	Morgan Stanley Dean Witter Capital I, Ser 2001-TOP3, Class A4, 6.390%, 7/15/33	229,301
2,540,000	Morgan Stanley Dean Witter Capital I, Ser 2001-TOP5, Class E, 144a, 7.148%, 10/15/35 (a)	2,536,980
4,160,000	Morgan Stanley Dean Witter Capital I, Ser 2003-HQ2, Class B, 5.040%, 3/12/35	4,265,186
1,435,436	PHH Mortgage Capital LLC, Ser 2006-2, Class A2, 6.072%, 7/18/36 (a)	1,435,188
319,228	PHH Mortgage Capital LLC, Ser 2006-3, Class A4, 5.764%, 10/18/36 (a)	317,519
635,322	Popular ABS Mortgage Pass-Through Trust, Ser 2006-E, Class A1, 0.325%, 1/25/37 (a)	630,965
1,633,714	Residential Asset Mortgage Products, Inc., Ser 2003-RZ3, Class A6, 3.400%, 3/25/33	1,609,333
673,280	Residential Funding Mortgage Securities I, Ser 2004-S9, Class 1A6, 5.500%, 12/25/34	681,523
2,252,000	Salomon Brothers Mortgage Securities VII, Inc., Ser 2001-C2, Class G, 7.222%, 11/13/36 (a)	2,247,646
191,758	Wachovia Bank Commercial Mortgage Trust, Ser 2003-C9, Class A3, 4.608%, 12/15/35	194,124
2,300,000	Wachovia Bank Commercial Mortgage Trust, Ser 2004-C11, Class A4, 5.030%, 1/15/41	2,354,236
2,825,483	Wachovia Bank Commercial Mortgage Trust, Ser 2005-C17, Class APB, 5.037%, 3/15/42	2,915,893

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal Amount		Fair Value
	Commercial Mortgage-Backed Securities — 30.4% (Continued)
$50,893	Wachovia Bank Commercial Mortgage Trust, Ser 2006-C27, Class A2, 5.624%, 7/15/45	$50,830
1,909,499	Wachovia Bank Commercial Mortgage Trust, Ser 2007-C33, Class A2, 6.051%, 2/15/51 (a)	1,927,605
580,909	Wells Fargo Mortgage Backed Securities Trust, Ser 2003-11, Class 1A11, 4.750%, 10/25/18	580,640
794,389	Wells Fargo Mortgage Backed Securities Trust, Ser 2003-13, Class A5, 4.500%, 11/25/18	803,798
820,820	Wells Fargo Mortgage Backed Securities Trust, Ser 2003-17, Class 1A10, 5.250%, 1/25/14	829,889
2,417,263	Wells Fargo Mortgage Backed Securities Trust, Ser 2003-M, Class A1, 4.692%, 12/25/33 (a)	2,399,351
158,708	Wells Fargo Mortgage Backed Securities Trust, Ser 2005-3, Class A11, 5.500%, 5/25/35	157,767
	Total Commercial Mortgage-Backed Securities	$105,212,740
	Corporate Bonds — 20.6% Energy — 7.8%
6,535,000	Encana Corp., 6.300%, 11/1/11	6,561,127
3,000,000	Energy Transfer Partners LP, 5.650%, 8/1/12	3,092,160
1,450,000	Enterprise Products Operating LLC, Ser M, 5.650%, 4/1/13	1,533,762
2,500,000	Enterprise Products Operating LLC, 7.625%, 2/15/12	2,552,888
3,520,000	NuStar Pipeline Operating Partnership LP, 7.750%, 2/15/12	3,594,782
3,235,000	Plains All American Pipeline LP / PAA Finance Corp., 4.250%, 9/1/12	3,325,580
3,000,000	Transcontinental Gas Pipe Line Co. LLC, Ser B, 8.875%, 7/15/12	3,173,874
3,000,000	Valero Energy Corp., 6.875%, 4/15/12	3,089,985
		26,924,158
	Utilities — 3.6%
2,000,000	Hawaiian Electric Industries, Inc., Ser MTND, 5.250%, 3/7/13	2,094,844
5,905,000	KCP&L Greater Missouri Operations Co., 11.875%, 7/1/12	6,350,686
300,000	Ohio Power Co., 5.750%, 9/1/13	322,071
1,000,000	Ohio Power Co., Ser F, 5.500%, 2/15/13	1,049,449
2,500,000	SCANA Corp., 6.250%, 2/1/12	2,537,912
		12,354,962

Principal Amount		Fair Value
	Industrials — 3.2%
$2,900,000	Allied Waste North America, Inc., 6.875%, 6/1/17	$3,099,375
2,000,000	Avery Dennison Corp., 4.875%, 1/15/13	2,081,070
433,000	Canadian National Railway Co., 6.375%, 10/15/11	433,745
3,685,000	CSX Corp., 6.300%, 3/15/12	3,770,968
1,585,000	Federal Express Corp., 9.650%, 6/15/12	1,677,391
		11,062,549
	Materials — 1.6%
2,750,000	Teck Resources Ltd., 10.250%, 5/15/16	3,232,900
2,190,000	Xstrata Canada Corp., 7.250%, 7/15/12	2,284,643
		5,517,543
	Consumer Discretionary — 1.6%
2,550,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 7.625%, 5/15/16	2,741,250
2,540,000	Time Warner Entertainment Co. LP, 10.150%, 5/1/12	2,668,846
		5,410,096
	Financials — 1.3%
1,235,000	American Express Bank FSB, 5.500%, 4/16/13	1,303,787
1,245,000	Devin F & Janis L McCarthy, Ser 1997, 0.450%, 7/2/17 (a)	1,245,000
621,000	HSBC Finance Corp., Ser NOT1, 5.000%, 3/15/12	626,691
800,000	HSBC Finance Corp., MTN, 5.750%, 7/15/13	822,737
635,000	WCI Finance LLC / WEA Finance LLC, 144a, 5.400%, 10/1/12	654,643
		4,652,858
	Telecommunication Services — 1.2%
2,655,000	AT&T Corp., 7.300%, 11/15/11	2,673,943
1,635,000	Comcast Cable Holdings LLC, 9.800%, 2/1/12	1,679,116
		4,353,059
	Consumer Staples — 0.3%
1,015,000	Laurel Grocery Co. LLC, Ser 1999, 0.450%, 12/1/14 (a)	1,015,000
	Total Corporate Bonds	$71,290,225
	U.S. Government Mortgage-Backed Obligations — 20.5%
302,934	FHLMC, Pool #1H2524, 2.483%, 8/1/35 (a)	319,900
475,163	FHLMC, Pool #848088, 2.494%, 4/1/35 (a)	501,288
776,534	FHLMC, Pool #1K1238, 2.498%, 7/1/36 (a)	814,979

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal Amount		Fair Value
	U.S. Government Mortgage-Backed Obligations — 20.5% (Continued)
$2,101,782	FHLMC, Pool #781515, 2.500%, 4/1/34 (a)	$2,214,128
733,387	FHLMC, Pool #1L1288, 2.500%, 5/1/36 (a)	766,327
608,829	FHLMC, Pool #847795, 2.524%, 4/1/35 (a)	639,022
735,027	FHLMC, Pool #1Q0080, 2.549%, 1/1/36 (a)	775,461
1,467,198	FHLMC, Pool #1Q0119, 2.647%, 9/1/36 (a)	1,554,660
1,972,662	FHLMC, Pool #1Q0187, 2.722%, 12/1/36 (a)	2,091,760
1,314,544	FHLMC, Pool #1B7189, 3.261%, 3/1/36 (a)	1,388,496
1,787,892	FHLMC, Pool #J10895, 4.000%, 10/1/19	1,900,618
673,401	FHLMC, Pool #1Q0669, 4.438%, 11/1/37 (a)	710,038
888,544	FHLMC, Pool #1L0087, 5.057%, 6/1/35 (a)	944,453
575,132	FHLMC, Pool #1G1471, 5.227%, 1/1/37 (a)	610,123
1,017,231	FHLMC, Pool #1J1813, 5.701%, 8/1/37 (a)	1,082,287
87,354	FHLMC, Pool #G11072, 7.500%, 12/1/15	95,013
1,744,331	FHLMC REMICS, Ser 2770, Class FH, 0.629%, 3/15/34 (a)	1,746,072
1,179,361	FHLMC REMICS, Ser 2571, Class FN, 0.879%, 8/15/32 (a)	1,181,884
344,771	FHLMC REMICS, Ser 2628, Class BG, 3.500%, 7/15/16	346,092
590,809	FHLMC REMICS, Ser 2590, Class UL, 3.750%, 3/15/32	626,248
71,255	FHLMC REMICS, Ser 2682, Class HG, 4.000%, 4/15/17	71,744
613,146	FHLMC REMICS, Ser 2594, Class YA, 4.000%, 4/15/23	651,732
440,392	FHLMC REMICS, Ser 2586, Class WA, 4.000%, 12/15/32	453,645
44,121	FHLMC REMICS, Ser 2833, Class NA, 4.500%, 5/15/17	44,118
226,019	FHLMC REMICS, Ser 2575, Class LM, 4.500%, 5/15/32	231,827
65,391	FHLMC REMICS, Ser 2904, Class CM, 5.000%, 1/15/18	65,616
552,872	FHLMC REMICS, Ser 2904, Class CA, 5.000%, 4/15/19	577,290
117,220	FHLMC REMICS, Ser 3197, Class AB, 5.500%, 8/15/13	118,326
614,834	FHLMC REMICS, Ser 3104, Class BA, 5.500%, 6/15/24	639,144
358,009	FHLMC REMICS, Ser 3242, Class NC, 5.750%, 12/15/28	359,502

Principal Amount		Fair Value
$3,878,796	FNMA, Pool #813844, 1.936%, 1/1/35 (a)	$4,060,711
900,146	FNMA, Pool #810896, 1.982%, 1/1/35 (a)	945,298
1,788,884	FNMA, Pool #827787, 2.048%, 5/1/35 (a)	1,870,637
320,075	FNMA, Pool #784365, 2.050%, 5/1/34 (a)	334,059
458,354	FNMA, Pool #806765, 2.050%, 11/1/34 (a)	480,060
869,712	FNMA, Pool #813714, 2.203%, 1/1/35 (a)	898,812
174,254	FNMA, Pool #681842, 2.375%, 2/1/33 (a)	181,822
621,400	FNMA, Pool #681898, 2.375%, 4/1/33 (a)	652,422
203,546	FNMA, Pool #809897, 2.375%, 3/1/35 (a)	213,787
620,239	FNMA, Pool #725245, 2.391%, 2/1/34 (a)	650,304
246,174	FNMA, Pool #804001, 2.404%, 10/1/34 (a)	258,468
3,087,434	FNMA, Pool #725490, 2.431%, 4/1/34 (a)	3,247,169
491,230	FNMA, Pool #813170, 2.450%, 1/1/35 (a)	517,053
2,488,240	FNMA, Pool #825395, 2.466%, 7/1/35 (a)	2,617,383
368,079	FNMA, Pool #735539, 2.491%, 4/1/35 (a)	387,146
258,363	FNMA, Pool #743207, 2.506%, 10/1/33 (a)	272,345
282,135	FNMA, Pool #828480, 2.605%, 6/1/35 (a)	298,565
352,436	FNMA, Pool #1B2629, 2.616%, 11/1/34 (a)	368,716
1,819,054	FNMA, Pool #922674, 2.677%, 4/1/36 (a)	1,934,393
3,291,709	FNMA, Pool #AL0478, 2.698%, 4/1/36 (a)	3,475,488
710,705	FNMA, Pool #679742, 2.961%, 1/1/40 (a)	751,175
189,682	FNMA, Pool #888548, 3.508%, 5/1/35 (a)	199,378
3,230,892	FNMA, Pool #AE0727, 4.000%, 10/1/20	3,443,865
648,260	FNMA, Pool #745790, 4.567%, 8/1/36 (a)	685,208
1,299,879	FNMA, Pool #839239, 4.950%, 9/1/35 (a)	1,370,402
407,686	FNMA, Pool #888179, 4.996%, 2/1/37 (a)	430,652
838,806	FNMA, Pool #995284, 5.500%, 3/1/20	910,185
349,620	FNMA, Pool #745467, 5.600%, 4/1/36 (a)	373,855
389,251	FNMA, Pool #950385, 5.776%, 8/1/37 (a)	414,933
1,406,345	FNMA, Pool #735439, 6.000%, 9/1/19	1,528,172
37,735	FNMA, Pool #519992, 7.000%, 10/1/14	40,212
39,096	FNMA, Pool #535219, 7.500%, 3/1/15	42,499
23,240	FNMA, Pool #534851, 7.500%, 4/1/15	25,263
179,629	FNMA, Pool #555646, 7.500%, 9/1/16	190,977
53	FNMA, Pool #535635, 8.500%, 6/1/12	54
2,276,329	FNMA REMICS, Ser 2003-81, Class FE, 0.735%, 9/25/33 (a)	2,283,751
1,327,461	FNMA REMICS, Ser 2004-96, Class LF, 1.235%, 12/25/34 (a)	1,332,305
20,584	FNMA REMICS, Ser 2003-34, Class AD, 4.000%, 1/25/32	20,599
254,346	FNMA REMICS, Ser 2003-19, Class ME, 4.000%, 1/25/33	266,072
454,347	FNMA REMICS, Ser 2003-33, Class AU, 4.000%, 3/25/33	477,043
756,370	FNMA REMICS, Ser 2003-119, Class PU, 4.000%, 11/25/33	790,332
358,613	FNMA REMICS, Ser 2003-33, Class AM, 4.250%, 5/25/33	391,801
87,069	FNMA REMICS, Ser 2003-81, Class NY, 4.500%, 9/25/16	87,685
22,918	FNMA REMICS, Ser 2003-25, Class CE, 4.500%, 3/25/17	22,914

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal Amount		Fair Value
	U.S. Government Mortgage-Backed Obligations — 20.5% (Continued)
$1,609,538	FNMA REMICS, Ser 2008-35, Class IO, 4.500%, 4/25/23 (b)	$119,492
552,830	FNMA REMICS, Ser 2008-95, Class AD, 4.500%, 12/25/23	589,682
245,192	FNMA REMICS, Ser 2003-129, Class PW, 4.500%, 7/25/33	249,746
2,847,859	FNMA REMICS, Ser 2003-51, Class PH, 5.500%, 10/25/31	2,910,242
299,568	FNMA REMICS, Ser 2007-9, Class YA, 5.500%, 3/25/37	306,063
745,107	GNMA, Pool #G2 80889, 1.750%, 4/20/34 (a)	768,090
1,156,581	GNMA, Pool #G2 80826, 2.500%, 2/20/34 (a)	1,198,810
1,049,143	GNMA, Pool #G2 81016, 2.625%, 8/20/34 (a)	1,089,154
44,081	GNMA, Pool #G2 8366, 3.000%, 6/20/18 (a)	45,911
2,898	GNMA, Pool #G2 8462, 3.000%, 2/20/19 (a)	3,011
13,156	GNMA, Pool #G2 8103, 4.000%, 2/20/16 (a)	13,718
24,779	GNMA, Pool #G2 8287, 4.000%, 11/20/17 (a)	25,927
27,394	GNMA, Pool #G2 8297, 4.000%, 12/20/17 (a)	28,663
49,552	GNMA, Pool #G2 8333, 4.000%, 3/20/18 (a)	51,666
30,426	GNMA, Pool #G2 8345, 4.000%, 4/20/18 (a)	31,821
17,990	GNMA, Pool #G2 8405, 4.000%, 9/20/18 (a)	18,884
18,044	GNMA, Pool #G2 8489, 4.000%, 4/20/19 (a)	18,872
	Total U.S. Government Mortgage-Backed Obligations	$70,735,515
	Asset-Backed Securities — 11.6%
2,147,469	AmeriCredit Automobile Receivables Trust, Ser 2007-AX, Class A4, 0.281%, 10/6/13 (a)	2,140,392
2,500,000	AmeriCredit Automobile Receivables Trust, Ser 2009-1, Class B, 9.790%, 4/15/14	2,729,624
921,959	AmeriCredit Prime Automobile Receivable, Ser 2007-2M, Class A4A, 5.350%, 3/8/16	942,315
636,988	Bank of America Auto Trust, Ser 2009-1A, Class A3, 144a, 2.670%, 7/15/13	639,884

Principal Amount		Fair Value
$641,688	Bank of America Auto Trust, Ser 2010-1A, Class A3, 144a, 1.390%, 3/15/14	$644,086
386,452	BCRR Trust, Ser 2010-LEAF, Class 42A, 144a, 4.230%, 7/22/33	386,292
3,200,000	Chrysler Financial Auto Securitization Trust, Ser 2007-A, Class B, 144a, 6.250%, 5/8/14	3,244,107
981,383	Chrysler Financial Auto Securitization Trust, Ser 2009-A, Class A3, 2.820%, 1/15/16	990,520
1,615,506	Citigroup Mortgage Loan Trust, Inc., Ser 2005-WF1, Class A3, 5.000%, 11/25/34 (a)	1,611,678
2,239,206	CPS Auto Trust, Ser 2010-A, Class A, 144a, 2.890%, 3/15/16	2,242,500
2,720,948	DT Auto Owner Trust, Ser 2009-1, Class A1, 144a, 2.980%, 10/15/15	2,740,178
2,825,000	Ford Credit Auto Owner Trust, Ser 2007-B, Class B, 5.690%, 11/15/12	2,865,218
2,454,520	Great America Leasing Receivables, Ser 2009-1, Class A3, 144a, 2.540%, 3/15/13	2,471,019
1,935,984	Greenwich Capital Commercial Funding Corp., Ser 2003-C2, Class A3, 4.533%, 1/5/36	1,954,759
696,033	Harley-Davidson Motorcycle Trust, Ser 2009-3, Class A3, 1.740%, 9/15/13	698,235
2,711,052	LAI Vehicle Lease Securitization Trust, Ser 2010-A, Class A, 144a, 2.550%, 9/15/16	2,706,924
220,482	MASTR Alternative Loans Trust, Ser 2003-3, Class 2A1, 8.500%, 5/25/33	220,689
695,524	Residential Accredit Loans, Inc., Ser 2003-QS10, Class A7, 5.500%, 5/25/33	718,593
1,788,862	Residential Asset Securitization Trust, Ser 2003-A8, Class A1, 3.750%, 10/25/18	1,812,309
2,577,506	Santander Consumer Acquired Receivables Trust, Ser 2011-WO, Class A2, 144a, 0.910%, 11/15/13	2,577,811
1,079,897	Santander Drive Auto Receivables Trust, Ser 2010-1, Class A2, 1.360%, 3/15/13	1,081,252
3,340,000	Santander Drive Auto Receivables Trust, Ser 2010-B, Class A3, 144a, 1.310%, 2/17/14	3,345,802
423,078	Structured Asset Investment Loan Trust, Ser 2005-1, Class A5, 144a, 0.585%, 2/25/35 (a)	416,502
248,046	Wells Fargo Home Equity Trust, Ser 2006-1, Class A3, 0.385%, 5/25/36 (a)	242,172

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal Amount		Fair Value
	Asset-Backed Securities — 11.6% (Continued)
$591,356	World Omni Auto Receivables Trust, Ser 2007-B, Class A4, 5.390%, 5/15/13	$596,336
	Total Asset-Backed Securities	$40,019,197
	Municipal Bonds — 4.6% Alabama — 0.9%
3,300,000	Chatom IDB Rev, Ser 2007 Class A 0.750%, 11/1/11 (a)	3,299,769
	California — 0.3%
1,000,000	CA PCR Fing Auth. Rev. Class A 1.450%, 11/1/11 (a)	1,000,000
	Illinois — 0.7%
2,500,000	Winnebago Co IL Indl Dev (LOC: FHLB) 0.220%, 10/3/11 (a)	2,500,000
	New Mexico — 0.5%
1,630,000	NM Edl Asst Rev, Ser 2010 A-2 (Gtd St Lns) 1.005%, 12/22/11 (a)	1,630,831
	Ohio — 0.5%
1,750,000	Medina Co OH IDR (Mack Inds), Ser 1998 (LOC: JP Morgan Chase Bank) 0.300%, 10/6/11 (a)	1,750,000
	Oklahoma — 1.0%
3,500,000	JJB Properties LLC Rev (LOC - Arvest Bank) 0.220%, 10/3/11 (a)	3,500,000
	Texas — 0.7%
2,250,000	North TX Tollway Auth. Rev. Class A 2.441%, 9/1/13	2,311,470
	Total Municipal Bonds	$15,992,070
	U.S. Government Agency Obligation — 1.1%
3,850,000	Overseas Private Investment Corp., Ser B, 0.080%, 3/15/17 (a)	3,850,000
	Certificates of Deposit — 0.3%
1,000,000	Bank of Nova Scotia, 0.750%, 10/15/12	1,002,380
	Investment Fund — 13.2%
45,836,225	Touchstone Institutional Money Market Fund^	45,836,225
	Total Investment Securities — 102.3% (Cost $354,023,850)	$353,938,352
	Liabilities in Excess of Other Assets — (2.3%)	(7,806,968)
	Net Assets — 100.0%	$346,131,384

(a)  Variable rate security – the rate reflected is the rate in effect as of September 30, 2011.

(b)  IO – Interest Only

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

++  The issuers and/or sponsors of certain asset-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

Portfolio Abbreviations:

FNMA – Federal National Mortgage Association

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corp.

GNMA – Government National Mortgage Association

IDB – Industrial Development Bond

IDR – Industrial Development Revenue

LLC – Limited Liability Company

LOC – Letter of Credit

MTN – Medium Term Note

PCR – Pollution Control Revenue

REMIC – Real Estate Mortgage Investment Conduit

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, these securities were valued at $29,179,308 or 8.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Commercial Mortgage- Backed Securities	$—	$105,212,740	$—	$105,212,740
Corporate Bonds	—	71,290,225	—	71,290,225
U.S. Government Mortgage- Backed Obligations	—	70,735,515	—	70,735,515
Investment Fund	45,836,225	—	—	45,836,225
Asset-Backed Securities	—	40,019,197	—	40,019,197
Municipal Bonds	—	15,992,070	—	15,992,070
U.S. Government Agency Obligations	—	3,850,000	—	3,850,000
Certificates of Deposit	—	1,002,380	—	1,002,380
				$353,938,352

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Funds Group Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Funds Group Trust, comprised of Touchstone Capital Appreciation Fund, Touchstone Emerging Markets Equity Fund, Touchstone Emerging Markets Equity Fund II, Touchstone Focused Equity Fund, Touchstone Global Equity Fund, Touchstone Global Real Estate Fund, Touchstone Intermediate Fixed Income Fund, Touchstone International Fixed Income Fund, Touchstone Large Cap Relative Value Fund, Touchstone Market Neutral Equity Fund, Touchstone Merger Arbitrage Fund, Touchstone Mid Cap Fund, Touchstone Mid Cap Value Fund, Touchstone Premium Yield Equity Fund, Touchstone Sands Capital Select Growth Fund, Touchstone Short Duration Fixed Income Fund, Touchstone Small Cap Core Fund, Touchstone Small Cap Value Fund (formerly Touchstone Small Cap Value Opportunities Fund), and Touchstone Ultra Short Duration Fixed Income Fund (the "Funds") as of September 30, 2011, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Touchstone Total Return Bond Fund (formerly the Touchstone Core Plus Fixed Income Fund) as of September 30, 2011, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of operations for the year ended March 31, 2011, the statements of changes in net assets for each of the two years ended March 31, 2011 and the financial highlights for each of the five years ended March 31, 2011 of Touchstone Total Return Bond Fund (the "Former Earnest Partners Fixed Income Trust") were audited by other auditors whose report dated May 31, 2011, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Touchstone Funds Group Trust at September 30, 2011, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the years or periods in the period then ended indicated above, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio
November 29, 2011

Other Items (Unaudited)

Supplemental Tax Information

The information set forth below is for each Fund's fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2011, certain dividends paid by each Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amounts allowable to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

For the year ended September 30, 2011, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Fund	70% Dividends Received Deduction	Foreign Tax Credit	Foreign Source Income	Long Term Capital Gains
Capital Appreciation Fund	37%	$—	$—	$—
Emerging Markets Equity Fund	2%	$516,776	$9,948,286	$42,906
Emerging Markets Equity Fund II	—	$3,662	$74,039	$—
Focused Equity Fund	43%	$—	$—	$—
Global Equity Fund	15%	$4,947	$74,356	$23,345
Global Real Estate Fund	6%	$5,234	$114,854	$20,496
International Fixed Income Fund	—	$4,261	$393,951	$7,726
Large Cap Relative Value Fund	100%	$—	$—	$2,050
Mid Cap Fund	100%	$—	$—	$—
Mid Cap Value Fund	30%	$—	$—	$89,486
Premium Yield Equity Fund	80%	$—	$—	$—
Small Cap Core Fund	100%	$—	$—	$2,866
Small Cap Value Fund	100%	$—	$—	$—
Total Return Bond Fund	—	$—	$—	$283,640

Proxy Voting

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will

Other Items (Continued)

be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 through September 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2011" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Other Items (Continued)

Schedule of Shareholder Expenses (Continued)

	Net Expense Ratio Annualized September 30, 2011	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Six Months Ended September 30, 2011*
Touchstone Capital Appreciation Fund
Class A Actual	1.19%	$1,000.00	$869.20	$5.58
Class A Hypothetical	1.19%	$1,000.00	$1,019.10	$6.02
Class C Actual	1.94%	$1,000.00	$864.60	$9.07
Class C Hypothetical	1.94%	$1,000.00	$1,015.34	$9.80
Class Y Actual	0.94%	$1,000.00	$869.20	$4.40
Class Y Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76
Institutional Class Actual	0.79%	$1,000.00	$870.70	$3.70
Institutional Class Hypothetical	0.79%	$1,000.00	$1,021.11	$4.00
Touchstone Emerging Markets Equity Fund
Class A Actual	1.74%	$1,000.00	$820.40	$7.94
Class A Hypothetical	1.74%	$1,000.00	$1,016.34	$8.80
Class C Actual	2.49%	$1,000.00	$817.70	$11.35
Class C Hypothetical	2.49%	$1,000.00	$1,012.58	$12.56
Class Y Actual	1.51%	$1,000.00	$821.10	$6.89
Class Y Hypothetical	1.51%	$1,000.00	$1,017.50	$7.64
Institutional Class Actual	1.34%	$1,000.00	$822.00	$6.12
Institutional Class Hypothetical	1.34%	$1,000.00	$1,018.35	$6.78
Touchstone Emerging Markets Equity Fund II
Class A Actual	1.74%	$1,000.00	$795.00	$7.06
Class A Hypothetical	1.74%	$1,000.00	$1,014.74	$7.92
Class C Actual	2.49%	$1,000.00	$793.00	$10.09
Class C Hypothetical	2.49%	$1,000.00	$1,011.35	$11.32
Class Y Actual	1.49%	$1,000.00	$796.00	$6.05
Class Y Hypothetical	1.49%	$1,000.00	$1,015.87	$6.79
Institutional Class Actual	1.34%	$1,000.00	$797.00	$5.44
Institutional Class Hypothetical	1.34%	$1,000.00	$1,016.55	$6.11
Touchstone Focused Equity Fund
Class A Actual	1.20%	$1,000.00	$747.40	$5.26
Class A Hypothetical	1.20%	$1,000.00	$1,019.05	$6.07
Class C Actual	1.95%	$1,000.00	$744.30	$8.53
Class C Hypothetical	1.95%	$1,000.00	$1,015.29	$9.85
Class Y Actual	0.95%	$1,000.00	$748.20	$4.16
Class Y Hypothetical	0.95%	$1,000.00	$1,020.31	$4.81
Institutional Class Actual	0.80%	$1,000.00	$748.40	$3.51
Institutional Class Hypothetical	0.80%	$1,000.00	$1,021.06	$4.05

Other Items (Continued)

Schedule of Shareholder Expenses (Continued)

	Net Expense Ratio Annualized September 30, 2011	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Six Months Ended September 30, 2011*
Touchstone Global Equity Fund
Class A Actual	1.34%	$1,000.00	$860.40	$6.25
Class A Hypothetical	1.34%	$1,000.00	$1,018.35	$6.78
Class C Actual	2.09%	$1,000.00	$857.30	$9.73
Class C Hypothetical	2.09%	$1,000.00	$1,014.59	$10.56
Class Y Actual	1.09%	$1,000.00	$862.00	$5.09
Class Y Hypothetical	1.09%	$1,000.00	$1,019.60	$5.52
Institutional Class Actual	0.94%	$1,000.00	$862.60	$4.39
Institutional Class Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76
Touchstone Global Real Estate Fund
Class A Actual	1.39%	$1,000.00	$852.10	$6.45
Class A Hypothetical	1.39%	$1,000.00	$1,018.10	$7.03
Class C Actual	2.14%	$1,000.00	$848.70	$9.92
Class C Hypothetical	2.14%	$1,000.00	$1,014.34	$10.81
Class Y Actual	1.14%	$1,000.00	$852.60	$5.29
Class Y Hypothetical	1.14%	$1,000.00	$1,019.35	$5.77
Institutional Class Actual	0.99%	$1,000.00	$853.00	$4.60
Institutional Class Hypothetical	0.99%	$1,000.00	$1,020.10	$5.01
Touchstone Intermediate Fixed Income Fund
Institutional Class Actual	0.40%	$1,000.00	$1,035.10	$2.04
Institutional Class Hypothetical	0.40%	$1,000.00	$1,023.06	$2.03
Touchstone International Fixed Income Fund
Class A Actual	1.09%	$1,000.00	$1,019.00	$5.52
Class A Hypothetical	1.09%	$1,000.00	$1,019.60	$5.52
Class C Actual	1.84%	$1,000.00	$1,015.50	$9.30
Class C Hypothetical	1.84%	$1,000.00	$1,015.84	$9.30
Class Y Actual	0.84%	$1,000.00	$1,020.50	$4.25
Class Y Hypothetical	0.84%	$1,000.00	$1,020.86	$4.26
Institutional Class Actual	0.69%	$1,000.00	$1,021.30	$3.50
Institutional Class Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50

Other Items (Continued)

Schedule of Shareholder Expenses (Continued)

	Net Expense Ratio Annualized September 30, 2011	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Six Months Ended September 30, 2011*
Touchstone Large Cap Relative Value Fund
Class A Actual	1.19%	$1,000.00	$801.10	$5.37
Class A Hypothetical	1.19%	$1,000.00	$1,019.10	$6.02
Class C Actual	1.94%	$1,000.00	$797.50	$8.74
Class C Hypothetical	1.94%	$1,000.00	$1,015.34	$9.80
Class Y Actual	0.94%	$1,000.00	$801.70	$4.25
Class Y Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76
Institutional Class Actual	0.79%	$1,000.00	$802.40	$3.57
Institutional Class Hypothetical	0.79%	$1,000.00	$1,021.11	$4.00
Touchstone Market Neutral Equity Fund
Class A Actual	2.81%	$1,000.00	$1,042.10	$14.39
Class A Hypothetical	2.81%	$1,000.00	$1,010.98	$14.17
Class C Actual	3.53%	$1,000.00	$1,038.30	$18.04
Class C Hypothetical	3.53%	$1,000.00	$1,007.37	$17.76
Class Y Actual	2.54%	$1,000.00	$1,044.00	$13.01
Class Y Hypothetical	2.54%	$1,000.00	$1,012.33	$12.81
Touchstone Merger Arbitrage Fund
Class A Actual	3.34%	$1,000.00	$1,003.00	$4.86
Class A Hypothetical	3.34%	$1,000.00	$1,002.41	$4.86
Class C Actual	4.23%	$1,000.00	$1,001.00	$6.15
Class C Hypothetical	4.23%	$1,000.00	$1,001.12	$6.15
Class Y Actual	2.74%	$1,000.00	$1,002.00	$3.98
Class Y Hypothetical	2.74%	$1,000.00	$1,003.28	$3.99
Institutional Class Actual	1.86%	$1,000.00	$1,003.00	$2.70
Institutional Class Hypothetical	1.86%	$1,000.00	$1,004.56	$2.71
Touchstone Mid Cap Fund
Class A Actual	1.21%	$1,000.00	$840.40	$5.58
Class A Hypothetical	1.21%	$1,000.00	$1,019.00	$6.12
Class C Actual	1.96%	$1,000.00	$836.70	$9.02
Class C Hypothetical	1.96%	$1,000.00	$1,015.24	$9.90
Class Y Actual	0.96%	$1,000.00	$841.50	$4.43
Class Y Hypothetical	0.96%	$1,000.00	$1,020.26	$4.86
Class Z Actual	1.21%	$1,000.00	$840.60	$5.58
Class Z Hypothetical	1.21%	$1,000.00	$1,019.00	$6.12

Other Items (Continued)

Schedule of Shareholder Expenses (Continued)

	Net Expense Ratio Annualized September 30, 2011	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Six Months Ended September 30, 2011*
Touchstone Mid Cap Value Fund
Class A Actual	1.29%	$1,000.00	$782.10	$5.76
Class A Hypothetical	1.29%	$1,000.00	$1,018.60	$6.53
Class C Actual	2.04%	$1,000.00	$779.20	$9.10
Class C Hypothetical	2.04%	$1,000.00	$1,014.84	$10.30
Class Y Actual	1.04%	$1,000.00	$783.00	$4.65
Class Y Hypothetical	1.04%	$1,000.00	$1,019.85	$5.27
Institutional Class Actual	0.89%	$1,000.00	$783.00	$3.98
Institutional Class Hypothetical	0.89%	$1,000.00	$1,020.61	$4.51
Touchstone Premium Yield Equity Fund
Class A Actual	1.20%	$1,000.00	$952.70	$5.87
Class A Hypothetical	1.20%	$1,000.00	$1,019.05	$6.07
Class C Actual	1.95%	$1,000.00	$951.10	$9.54
Class C Hypothetical	1.95%	$1,000.00	$1,015.29	$9.85
Class Y Actual	0.95%	$1,000.00	$955.00	$4.66
Class Y Hypothetical	0.95%	$1,000.00	$1,020.31	$4.81
Touchstone Sands Capital Select Growth Fund
Class A Actual	1.95%	$1,000.00	$899.40	$9.28
Class A Hypothetical	1.95%	$1,000.00	$1,015.29	$9.85
Class C Actual	2.96%	$1,000.00	$895.40	$14.06
Class C Hypothetical	2.96%	$1,000.00	$1,010.23	$14.92
Class Y Actual	1.20%	$1,000.00	$901.00	$5.72
Class Y Hypothetical	1.20%	$1,000.00	$1,019.05	$6.07
Class Z Actual	1.43%	$1,000.00	$899.40	$6.81
Class Z Hypothetical	1.43%	$1,000.00	$1,017.90	$7.23
Touchstone Short Duration Fixed Income Fund
Class Y Actual	0.49%	$1,000.00	$1,010.30	$2.47
Class Y Hypothetical	0.49%	$1,000.00	$1,022.61	$2.48
Class Z Actual	0.74%	$1,000.00	$1,009.10	$3.73
Class Z Hypothetical	0.74%	$1,000.00	$1,021.36	$3.75

Other Items (Continued)

Schedule of Shareholder Expenses (Continued)

	Net Expense Ratio Annualized September 30, 2011	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Six Months Ended September 30, 2011*
Touchstone Small Cap Core Fund
Class A Actual	1.34%	$1,000.00	$857.80	$6.24
Class A Hypothetical	1.34%	$1,000.00	$1,018.35	$6.78
Class C Actual	2.09%	$1,000.00	$855.00	$9.72
Class C Hypothetical	2.09%	$1,000.00	$1,014.59	$10.56
Class Y Actual	1.09%	$1,000.00	$859.00	$5.08
Class Y Hypothetical	1.09%	$1,000.00	$1,019.60	$5.52
Institutional Class Actual	0.94%	$1,000.00	$860.10	$4.38
Institutional Class Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76
Touchstone Small Cap Value Fund
Class A Actual	1.43%	$1,000.00	$782.60	$6.39
Class A Hypothetical	1.43%	$1,000.00	$1,017.90	$7.23
Class C Actual	2.14%	$1,000.00	$779.40	$9.55
Class C Hypothetical	2.14%	$1,000.00	$1,014.34	$10.81
Class Y Actual	1.18%	$1,000.00	$785.00	$5.28
Class Y Hypothetical	1.18%	$1,000.00	$1,019.15	$5.97
Institutional Class Actual	1.03%	$1,000.00	$783.60	$4.61
Institutional Class Hypothetical	1.03%	$1,000.00	$1,019.90	$5.22
Touchstone Total Return Bond Fund
Class A Actual	0.90%	$1,000.00	$1,050.20	$4.63
Class A Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56
Class C Actual	1.65%	$1,000.00	$1,047.60	$2.82
Class C Hypothetical	1.65%	$1,000.00	$1,005.60	$2.77
Class Y Actual	0.48%	$1,000.00	$1,052.90	$2.47
Class Y Hypothetical	0.48%	$1,000.00	$1,022.66	$2.43
Institutional Class Actual	0.50%	$1,000.00	$1,053.20	$0.86
Institutional Class Hypothetical	0.50%	$1,000.00	$1,007.52	$0.84
Touchstone Ultra Short Duration Fixed Income Fund
Class Z Actual	0.74%	$1,000.00	$1,006.70	$3.72
Class Z Hypothetical	0.74%	$1,000.00	$1,021.36	$3.75

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or 366]] (to reflect one-half year period).

Other Items (Continued)

Advisory Agreement Approval Disclosure

At a meeting held on February 17, 2011, the Board of Trustees (the "Board" or "Trustees") of the Touchstone Funds Group Trust (the "Trust"), and by a separate vote, the Independent Trustees of the Trust, approved an amendment to the Investment Advisory Agreement between the Trust and the Advisor adding the Touchstone Emerging Markets Equity Fund II (the "Fund") and also initially approved the Sub-Advisory Agreement with respect to the Fund between the Advisor and AGF Investments America Inc. (the "Sub-Advisor").

In determining whether to approve the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Advisor and the Sub-Advisor to another Touchstone Fund managed by the Sub-Advisor on which the Fund would be modeled (the "Model Touchstone Fund"). In addition, the Board took into consideration certain information and materials that the Board had received and considered in connection with its approval of the renewal in November 2010 of the Investment Advisory and Sub-Advisory Agreements with respect to the Model Touchstone Fund. Those approvals, on which the Board voted at its meeting held in person on November 18, 2010, followed a lengthy process during which the Board considered a variety of factors. The information considered by the Board included: (1) a comparison of the Fund's proposed advisory fee and other fees and anticipated total expense ratio with those of comparable funds; (2) performance information for the Model Touchstone Fund managed by the Sub-Advisor; (3) the Advisor's and its affiliates' estimated revenues and costs of providing services to the Fund; and (4) information about the Advisor's and Sub-Advisor's personnel.

Prior to voting, the Independent Trustees reviewed the proposed approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement in a private session with independent legal counsel at which no representatives of management were present.

In approving the amendment to the Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Advisor's anticipated compensation and profitability; (3) the level of the Fund's proposed advisory fees and expenses; (4) anticipated economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor's Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. The Board discussed the Advisor's effectiveness in monitoring the performance of sub-advisors, including the Sub-Advisor, and the Advisor's timeliness in responding to any performance issues. In evaluating the quality of services to be provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services of comparable funds managed by the Advisor, including the Advisor's role in coordinating the activities of those funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Trustees

Other Items (Continued)

concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor under the Investment Advisory Agreement.

Advisor's Compensation and Profitability. The Board took into consideration the financial condition and anticipated level of profitability of the Advisor and its affiliates and the direct and indirect benefits to be derived by the Advisor and its affiliates from the Advisor's relationship with the Fund. The Board noted that the Advisor had contractually agreed to waive fees and/or reimburse expenses in order to limit the Fund's total operating expenses for a period following the date on which the Fund commenced operations. The Board also noted that the Advisor would pay the Sub-Advisor's sub-advisory fee out of the advisory fee the Advisor would receive from the Fund. The Board reviewed the anticipated level of profitability of the Advisor's relationship with the Fund and whether the Advisor has the financial wherewithal to provide a high level of services to the Fund, noting the ongoing commitment of the Advisor's parent company with respect to providing support and resources as needed. The Board also considered that the Fund's prospective distributor, an affiliate of the Advisor, would receive Rule 12b-1 distribution fees from the Fund and would receive a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor would derive benefits to its reputation and other benefits from its association with the Fund.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it would provide to the Fund and the entrepreneurial risk that it would assume as Advisor. Based upon their review, the Trustees concluded that the Advisor's and its affiliates' anticipated level of profitability, if any, from their relationship with the Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the Fund's proposed advisory fee and total expense ratio net of applicable fee waivers and/or expense reimbursements with those of comparable funds. The Board noted that the advisory fee proposed for the Fund was above the Expense Group Median while the Fund's total expenses, net of fee waivers and/or reimbursements was below the Expense Group Median. The Board took into consideration the performance of the Model Touchstone Fund on which the Fund would be modeled. The Board noted that the portfolio management team that currently manages the Model Touchstone Fund is expected to manage the Fund as well. The Board also noted that the Board reviews on a quarterly basis detailed information about the Model Touchstone Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into consideration certain differences between how the Model Touchstone Fund is managed and how the Fund will be managed as well as the impact these differences are expected to have on the Fund's performance.

The Board noted that the Advisor had contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit the Fund's operating expenses to targeted levels. The Board further noted that the sub-advisory fees under the Sub-Advisory Agreement would be paid by the Advisor out of the advisory fee it receives from the Fund and noted the impact of such sub-advisory fee on the profitability of the Advisor. In reviewing the proposed expense ratios and the performance of the Model Touchstone Fund, the Board also took into account the nature, extent and quality of the services to be provided to the Fund by the Advisor and its affiliates. Based upon their review, the Trustees concluded that the proposed advisory fee was reasonable in light of the high quality of services to be received by the Fund from the Advisor.

Economies of Scale. The Board considered the effect of the Fund's potential growth and size on its performance and expenses. The Board took into account management's discussion of the proposed advisory fee structure. The Board noted that the proposed advisory fee schedule contains breakpoints that would reduce the advisory fee at specified asset levels. The Board also noted that if the Fund's assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that under the Investment Advisory Agreement, the proposed advisory fee payable to

Other Items (Continued)

the Advisor by the Fund would be reduced by the total sub-advisory fee paid by the Advisor to the Sub-Advisor.

Conclusion. In considering the approval of the amendment to the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them. The Board reached the following conclusions regarding the amendment to the Investment Advisory Agreement, among others: (a) the Advisor had demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the Fund's proposed advisory fee is reasonable in relation to the fees of similar funds and the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that approval of the amendment to the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In initially approving the Fund's Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Sub-Advisor's proposed compensation; (3) the Sub-Advisor's past performance with respect to its management of the Model Touchstone Fund; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel.  The Board considered information provided by the Advisor regarding the services to be provided by the Sub-Advisor. The Board noted that, on a periodic basis, the Board meets with the portfolio managers of the Sub-Advisor to discuss their performance and investment processes and strategies with respect to the Model Touchstone Fund. The Board considered the Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board also noted its familiarity with the Sub-Advisor, owing to the Sub-Advisor's management of the Model Touchstone Fund. The Board also considered the Sub-Advisor's regulatory and compliance history. The Board noted that the Advisor's compliance monitoring includes quarterly reviews of compliance reports and annual compliance reviews of the Sub-Advisor and that compliance issues, if any, are reported to the Board.

Sub-Advisor's Compensation. The Board took into consideration the financial condition of the Sub-Advisor and any direct and indirect benefits to be derived by the Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Fund. In considering the anticipated level of profitability to the Sub-Advisor and its affiliates of the Sub-Advisor's relationship with the Fund, the Board noted the proposed contractual undertaking of the Advisor to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the Sub-Advisory Agreement would be paid by the Advisor out of the advisory fee that it would receive from the Fund under the Investment Advisory Agreement, and that the sub-advisory fee is negotiated at arm's length. As a consequence, the anticipated level of profitability to the Sub-Advisor of its relationship with the Fund was not a substantial factor in the Board's deliberations. For similar reasons, the Board did not consider potential economies of scale in the Sub-Advisor's management of the Fund to be a substantial factor in its consideration, although the Board noted that the proposed sub-advisory fee schedule contains breakpoints that would reduce the sub-advisory fee rate on Fund assets above specified levels.

Sub-Advisory Fee and Fund Performance. The Board considered that the Fund would pay an advisory fee to the Advisor and that the Advisor would pay a sub-advisory fee to the Sub-Advisor. The Board also compared the Sub-Advisor's proposed sub-advisory fee to the sub-advisory fees paid to sub-advisors for managing comparable funds, noting that the proposed sub-advisory fee was at the Expense Group Median. The Board

Other Items (Continued)

considered the amount of the advisory fee to be retained by the Advisor and the amount to be paid to the Sub-Advisor, with respect to the various services to be provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with the Sub-Advisor at arm's length.

The Board considered the Sub-Advisor's long-term performance record in managing the Model Touchstone Fund, certain differences between how the Sub-Advisor manages the Model Touchstone Fund and how it will manage the Fund as well as the impact these differences are expected to have on the Fund's performance. The Board also took into account that the portfolio management team that currently manages the Model Touchstone Fund is expected to manage the Fund as well. The Board also noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Sub-Advisor with respect to the Model Touchstone Fund. The Board was mindful of the Advisor's focus on the performance of sub-advisors, including the Sub-Advisor, and the Advisor's ways of addressing underperformance. Based upon their review, the Trustees concluded that the Fund's proposed sub-advisory fee was reasonable in light of the high quality of services to be received by the Fund from the Sub-Advisor.

Conclusion. In considering the initial approval of the Sub-Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Board reached the following conclusions regarding the Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the Fund's proposed advisory fee is reasonable in relation to the fees of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (d) the Sub-Advisor's proposed investment strategies are appropriate for pursuing the investment objectives of the Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

At a meeting held on May 19, 2011, the Board of Trustees (the "Board" or "Trustees") of the Touchstone Funds Group Trust (the "Trust"), and by a separate vote, the Independent Trustees of the Trust, approved an amendment to the Investment Advisory Agreement between the Trust and the Advisor adding the Touchstone Merger Arbitrage Fund (the "Fund") and also initially approved the Sub-Advisory Agreement with respect to the Fund between the Advisor and Longfellow Investment Management Co. (the "Sub-Advisor").

In determining whether to approve the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Advisor and the Sub-Advisor to other Touchstone Funds. In addition, the Board took into consideration certain information and materials that the Board had received and considered in connection with its approval of the renewal in November 2010 of the Investment Advisory and Sub-Advisory Agreements with respect to other Touchstone Funds. Those approvals, on which the Board voted at its meeting held in person on November 18, 2010, followed a lengthy process during which the Board considered a variety of factors. The information considered by the Board included: (1) a comparison of the Fund's proposed advisory fee and other fees and anticipated total expense ratio with those of comparable funds; (2) performance information for a comparable investment strategy managed by the Sub-Advisor; (3) the Advisor's and its affiliates' estimated revenues and costs of providing services to the Fund; and (4) information about the Advisor's and Sub-Advisor's personnel.

Prior to voting, the Independent Trustees reviewed the proposed approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement with management and with experienced independent

Other Items (Continued)

legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement in a private session with independent legal counsel at which no representatives of management were present.

In approving the amendment to the Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Advisor's anticipated compensation and profitability; (3) the level of the Fund's proposed advisory fees and expenses; (4) anticipated economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor's Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. The Board discussed the Advisor's effectiveness in monitoring the performance of sub-advisors, including the Sub-Advisor, and the Advisor's timeliness in responding to any performance issues. In evaluating the quality of services to be provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services of comparable funds managed by the Advisor, including the Advisor's role in coordinating the activities of those funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor under the Investment Advisory Agreement.

Advisor's Compensation and Profitability. The Board took into consideration the financial condition and anticipated level of profitability of the Advisor and its affiliates and the direct and indirect benefits to be derived by the Advisor and its affiliates from the Advisor's relationship with the Fund. The Board noted that the Advisor had contractually agreed to waive fees and/or reimburse expenses in order to limit the Fund's total operating expenses for a period following the date on which the Fund commenced operations. The Board also noted that the Advisor would pay the Sub-Advisor's sub-advisory fee out of the advisory fee the Advisor would receive from the Fund. The Board reviewed the anticipated level of profitability of the Advisor's relationship with the Fund and whether the Advisor has the financial wherewithal to provide a high level of services to the Fund, noting the ongoing commitment of the Advisor's parent company with respect to providing support and resources as needed. The Board also considered that the Fund's prospective distributor, an affiliate of the Advisor, would receive Rule 12b-1 distribution fees from the Fund and would receive a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor would derive benefits to its reputation and other benefits from its association with the Fund.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it would provide to the Fund and the entrepreneurial risk that it would assume as Advisor. Based upon their review, the Trustees concluded that the Advisor's and its affiliates' anticipated level of profitability, if any, from their relationship with the Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the Fund's proposed advisory fee and total expense ratio net of applicable fee waivers and/or expense reimbursements with those of comparable funds. The Board noted that the advisory fee proposed for the Fund falls within the range of advisory fees paid by certain comparable funds. The Board also noted that the Fund's estimated total expenses for its Class A shares, net of reimbursements, were within the range of total expenses paid by certain comparable funds. The Board also

Other Items (Continued)

considered the performance of a separately managed account that is managed by the Sub-Advisor using the same merger arbitrage strategy that the Sub-Advisor will use in managing the Fund.

The Board noted that the Advisor had contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit the Fund's operating expenses to targeted levels. The Board further noted that the sub-advisory fees under the Sub-Advisory Agreement would be paid by the Advisor out of the advisory fee it receives from the Fund and noted the impact of such sub-advisory fee on the profitability of the Advisor. In reviewing the proposed expense ratios, the Board also took into account the nature, extent and quality of the services to be provided to the Fund by the Advisor and its affiliates. Based upon their review, the Trustees concluded that the proposed advisory fee was reasonable in light of the high quality of services to be received by the Fund from the Advisor.

Economies of Scale. The Board considered the effect of the Fund's potential growth and size on its performance and expenses. The Board took into account management's discussion of the proposed advisory fee structure. The Board noted that the proposed advisory fee schedule did not contain breakpoints. The Board concluded that, given the Fund's limited capacity of approximately $500 million, adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board also noted that if the Fund's assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that under the Investment Advisory Agreement, the proposed advisory fee payable to the Advisor by the Fund would be reduced by the total sub-advisory fee paid by the Advisor to the Sub-Advisor.

Conclusion. In considering the approval of the amendment to the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them. The Board reached the following conclusions regarding the amendment to the Investment Advisory Agreement, among others: (a) the Advisor had demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the Fund's proposed advisory fee is reasonable in relation to the fees of similar funds and the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that approval of the amendment to the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In initially approving the Fund's Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Sub-Advisor's proposed compensation; (3) the Sub-Advisor's past performance with respect to its management of funds and accounts with investment strategies similar to those of the Fund; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services to be provided by the Sub-Advisor. The Board considered the Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board also noted its familiarity with the Sub-Advisor, owing to the Sub-Advisor's management of another Touchstone Fund. The Board also considered the Sub-Advisor's regulatory and compliance history. The Board noted that the Advisor's compliance monitoring includes quarterly reviews of compliance reports and annual compliance reviews of the Sub-Advisor and that compliance issues, if any, are reported to the Board.

Other Items (Continued)

Sub-Advisor's Compensation. The Board took into consideration the financial condition of the Sub-Advisor and any direct and indirect benefits to be derived by the Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Fund. In considering the anticipated level of profitability to the Sub-Advisor and its affiliates of the Sub-Advisor's relationship with the Fund, the Board noted the proposed contractual undertaking of the Advisor to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the Sub-Advisory Agreement would be paid by the Advisor out of the advisory fee that it would receive from the Fund under the Investment Advisory Agreement, and that the sub-advisory fee is negotiated at arm's length. As a consequence, the anticipated level of profitability to the Sub-Advisor of its relationship with the Fund was not a substantial factor in the Board's deliberations. For similar reasons, the Board did not consider potential economies of scale in the Sub-Advisor's management of the Fund to be a substantial factor in its consideration, although the Board noted that the proposed sub-advisory fee schedule contains a breakpoint that would reduce the sub-advisory fee rate on Fund assets above a specified level.

Sub-Advisory Fee and Fund Performance. The Board considered that the Fund would pay an advisory fee to the Advisor and that the Advisor would pay a sub-advisory fee to the Sub-Advisor. In considering the sub-advisory fee, the Board also considered the amount of the advisory fee to be retained by the Advisor and the amount to be paid to the Sub-Advisor, with respect to the various services to be provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with the Sub-Advisor at arm's length. The Board considered the Sub-Advisor's long-term performance record with respect to the investment strategies that it would utilize in managing the Fund. Among other performance information presented to the Board, the Trustees noted that the Sub-Advisor's merger arbitrage separately managed account had outperformed its benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill Index, for the one-, three-, five- and ten-year and since-inception periods through December 31, 2010. The Board also noted that the Sub-Advisor's portfolio management team that would manage the Fund has extensive experience managing the merger arbitrage strategy. The Board was mindful of the Advisor's focus on the performance of sub-advisors, including the Sub-Advisor, and the Advisor's ways of addressing underperformance. Based upon their review, the Trustees concluded that the Fund's proposed sub-advisory fee was reasonable in light of the high quality of services to be received by the Fund from the Sub-Advisor.

Conclusion. In considering the initial approval of the Sub-Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Board reached the following conclusions regarding the Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the Fund's proposed advisory fee is reasonable in relation to the fees of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (d) the Sub-Advisor's proposed investment strategies are appropriate for pursuing the investment objectives of the Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

At meetings held on April 12, 2011 and May 19, 2011, the Board of Trustees (the "Board" or "Trustees") of the Touchstone Funds Group Trust (the "Trust"), and by a separate vote, the Independent Trustees of the Trust, initially approved an Interim Sub-Advisory Agreement and Sub-Advisory Agreement, respectively, with respect to the Total Return Bond Fund (the "Fund") between the Advisor and EARNEST Partners LLC (the "Sub-Advisor"). The Interim Sub-Advisory Agreement and Sub-Advisory Agreement are referred to individually as a Sub-Advisory Agreement and collectively as the Sub-Advisory Agreements. Representatives of management informed the Trustees that, if approved by the Board, the proposed Sub-Advisory Agreements coupled with certain proposed changes to the Fund's investment strategies were expected to facilitate the proposed

Other Items (Continued)

reorganization of another mutual fund that is currently managed by the Sub-Advisor (the "EARNEST Fund") into the Fund later in the year, provided the shareholders of the EARNEST Fund approved the reorganization.

In determining whether to approve the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that approval of the Sub-Advisory Agreements was in the best interests of the Fund and its shareholders. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Sub-Advisor to another Touchstone Fund. In addition, the Board took into consideration certain information and materials that the Board had received and considered in connection with its approval of the renewal in November 2010 of the sub-advisory agreement with the Sub-Advisor with respect to the other Touchstone Fund that it manages. This approval, on which the Board voted at its meeting held in person on November 18, 2010, followed a lengthy process during which the Board considered a variety of factors. The information considered by the Board included: (1) a comparison of the Fund's proposed advisory fee and other fees and anticipated total expense ratio with those of comparable funds; (2) performance information for the EARNEST Fund; (3) any direct and indirect benefits to be derived by the Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Fund; and (4) information about the Sub-Advisor's personnel.

Prior to voting, the Independent Trustees reviewed the proposed approval of the Sub-Advisory Agreements with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed approval of the Sub-Advisory Agreements in a private session with independent legal counsel at which no representatives of management were present.

In initially approving each Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Sub-Advisor's proposed compensation; (3) the Sub-Advisor's past performance managing the EARNEST Fund; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services to be provided by the Sub-Advisor. The Board considered the Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board also noted its familiarity with the Sub-Advisor, owing to the Sub-Advisor's management of another Touchstone Fund. The Board also considered the Sub-Advisor's regulatory and compliance history. The Board noted that the Advisor's compliance monitoring includes quarterly reviews of compliance reports and annual compliance reviews of the Sub-Advisor and that compliance issues, if any, are reported to the Board.

Sub-Advisor's Compensation. The Board took into consideration the financial condition of the Sub-Advisor and any direct and indirect benefits to be derived by the Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Fund. In considering the anticipated level of profitability to the Sub-Advisor and its affiliates of the Sub-Advisor's relationship with the Fund, the Board noted the proposed contractual undertaking of the Advisor to lower expense limitations for the Fund and also noted that the sub-advisory fee under each Sub-Advisory Agreement would be paid by the Advisor out of the proposed reduced advisory fee that it would receive from the Fund under the Investment Advisory Agreement, and that the sub-advisory fee is negotiated at arm's length. As a consequence, the anticipated level of profitability to the Sub-Advisor of its relationship with the Fund was not a substantial factor in the Board's deliberations. For similar reasons, the Board did not consider potential economies of scale in the Sub-Advisor's management of the Fund to be a

Other Items (Continued)

substantial factor in its consideration, although the Board noted that the proposed sub-advisory fee schedule contains a breakpoint that would reduce the sub-advisory fee rate on Fund assets above a specified level.

Sub-Advisory Fee and Fund Performance. The Board considered that the Fund would pay a reduced advisory fee to the Advisor and that the Advisor would pay a sub-advisory fee to the Sub-Advisor. The Board also compared the Sub-Advisor's proposed sub-advisory fee to the sub-advisory fees paid to sub-advisors for managing comparable funds, noting that the proposed sub-advisory fee was below the Expense Group Median. The Board considered the amount of the proposed advisory fee to be retained by the Advisor and the amount to be paid to the Sub-Advisor, with respect to the various services to be provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with the Sub-Advisor at arm's length.

The Board considered the Sub-Advisor's long-term performance record in managing the EARNEST Fund, noting that it had outperformed its benchmark, the Barclays Capital Aggregate Bond Index, for the one-, five- and ten-year periods ended December 31, 2010. The Board also noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Sub-Advisor with respect to another Touchstone Fund. The Board was mindful of the Advisor's focus on the performance of sub-advisors, including the Sub-Advisor, and the Advisor's ways of addressing underperformance. Based upon their review, the Trustees concluded that the Fund's proposed sub-advisory fee was reasonable in light of the high quality of services to be received by the Fund from the Sub-Advisor.

Conclusion. In considering the initial approval of each Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the Fund's proposed advisory fee is reasonable in relation to the fees of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (d) the Sub-Advisor's proposed investment strategies are appropriate for pursuing the investment objectives of the Fund. Based on its conclusions, the Board determined that approval of each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

Interested Trustees1:

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Jill T. McGruder[1] Touchstone Advisors, Inc 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	43	Director of LaRosa's (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker-dealer), IFS Financial Services, Inc. (a holding company), Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust's distributor), Touchstone Advisors (the Trust's investment advisor and administrator) and W&S Financial Group Distributors (a distribution company).

Independent Trustees:

Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	43	Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy from 1994-2008.

H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	Principal of HJL Enterprises (a privately held investment company).	43	None

Management of the Trust (Continued)

Independent Trustees (Continued):

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002-2008.	43	None

John P. Zanotti c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1948	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2002	CEO, Chairman and Director of Avaton, Inc. (a wireless entertainment company) until 2006. President of Cincinnati Biomedical (a life science and economic development company) from 2003-2007. Chairman of Integrated Media Technologies (a media company)	43	Director of Q Med (a health care management company) from 2004-2007.

Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2009	Trustee of Episcopal Retirement Homes Foundation	43	Trustee of Gateway Trust from 2006-2008, Trustee of Cincinnati Parks Foundation (a charitable organization).

1  Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2  Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

3  The Touchstone Fund Complex consists of 20 series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 4 series of Touchstone Strategic Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

4  Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

Management of the Trust (Continued)

Principal Officers1:

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.	43	See biography above.

Brian E. Hirsch Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1956	Vice President	Until resignation, removal or disqualification Vice President since 2003	Senior Vice President of Compliance and Fund Administration of IFS Financial Services, Inc.	43	None

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007-2008; Executive Vice President of Pioneer Investment Management, Chief Marketing Officer 2002-2007.	43	None

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Vice President of Investment Research; Principal of Klein Decisions	43	None

Joseph Melcher Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1973	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2010	Vice President of Compliance of IFS Financial Services (a holding company); Assistant Vice President of Compliance of IFS Financial Services 2005-2010.	43	None

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Chief Financial Officer and Senior Vice President of IFS Financial Services, Inc.	43	None

Jay S. Fitton JPMorgan. 303 Broadway Cincinnati, OH Year of Birth: 1970	Secretary	Until resignation, removal or disqualification Secretary since 2006. Assistant Secretary from 2002-2006	Assistant Vice President and Senior Counsel at JPMorgan Chase Bank, N.A.	43	None

1  Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

2  Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

3  The Touchstone Fund Complex consists of 20 series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 4 series of Touchstone Strategic Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today's world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•  We collect only the information we need to service your account and administer our business.

•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•  We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•  We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* Capital Analysts Incorporated and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

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303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203
800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

JPMorgan Chase Bank, N.A.

P.O. Box 5354

Cincinnati, Ohio 45201-5354

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-56-TFGT-AR-1110

Item 2.  Code of Ethics.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  Mr. Donald Siekmann is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled approximately $307,600 for the September 30, 2011 fiscal year and approximately $278,400 for the September 30, 2010. 2011 fees include $287,600 of fees associated with the annual audit and filing of form N-1A and Form N-SAR, and $20,000 of fees associated with additonal fiings for Form N-1A and Form N-14.  2010 fees include $268,400 of fees associated with the annual audit and filing of form N-1A and Form N-SAR, and $10,000 of fees associated with additonal fiings for Form N-1A and Form N-14.

(b) Audit-Related Fees. Audit-related fees totaled approximately $0 for the September 30, 2011 fiscal year and $0 for the September 30, 2010 fiscal year.

(c) Tax Fees. Tax fees totaled approximately $116,400 for the September 30, 2011 fiscal year and $113,600 for the September 30, 2010 fiscal year.  Fees for Federal excise tax returns distributions for the 10 TFGT funds that commenced operations on October 1, 2009 totaled $15,000 in fiscal 2010.

(d) All Other Fees. There were no fees for all other services to the registrant during the September 30, 2011 or September 30, 2010 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were not subject to pre-approval by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisor) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant were approximately $116,400 for the fiscal year ended September 30, 2011 and $128,600 for the fiscal year ended September 30, 2010.

(h) Not applicable

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

(a)          The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

(b)         Not Applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Item 11. Controls and Procedures.

(a)                                  Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	The Code of Ethics for Senior Financial Officers was filed on December 9, 2005 with Registrant’s N-CSR for the September 30, 2005 fiscal year and is hereby incorporated by reference.

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b)	Certification required by Item 11(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Touchstone Funds Group Trust

By (Signature and Title)

/s/ Jill T. McGruder

Jill T. McGruder

President

Date:  December 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder

Jill T. McGruder

President

Date:  December 9, 2011

/s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft

Controller & Treasurer

Date:  December 9, 2011